UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

**	Effective August 16, 2013, MFS Total Return Portfolio, a series of the Registrant, was reorganized into MFS Total Return Series, a series of MFS Variable Insurance Trust. Effective September 11, 2013, MFS Total Return Portfolio was terminated as series of the Registrant.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS Total Return Portfolio, a series of the Registrant, did not have any shareholders as of period end. For further information please see the introductory footnote.

ANNUAL REPORT

December 31, 2013

MFS® TECHNOLOGY PORTFOLIO

MFS® Variable Insurance Trust II

TKS-ANN

MFS® TECHNOLOGY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

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MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Google, Inc., “A”	10.3%
Apple, Inc.	7.0%
Hewlett-Packard Co.	5.5%
Amazon.com, Inc.	4.7%
Visa, Inc., “A”	4.6%
Qualcomm, Inc.	3.9%
Priceline.com, Inc.	3.6%
MasterCard, Inc., “A”	3.5%
Oracle Corp.	3.3%
Microchip Technology, Inc.	3.1%

Top five industries (i)
Internet	19.9%
Computer Software-Systems (s)	18.4%
Computer Software	10.5%
Electronics (s)	9.3%
Other Banks & Diversified Financials	8.1%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Includes securities sold short.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

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MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Technology Portfolio (“fund”) provided a total return of 35.18%, while Service Class shares of the fund provided a total return of 34.72%. These compare with a return of 32.39% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 34.57% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Contributors to Performance

Stock selection and an underweight position in both the computer systems and network & telecom industries were a primary factor that contributed to performance relative to the Standard & Poor’s North American Technology Sector Index. Within computer systems, an underweight position in poor-performing diversified technology products and services company International Business Machines (IBM) (h) and an overweight position in strong-performing computer products and services provider Hewlett-Packard benefited relative performance. Shares of Hewlett-Packard rose on the back of strong free cash flow generation, better-than-expected operating margin expansion and surprise growth in its Enterprise Group. Within network & telecom, not owning the common stock of network equipment company Cisco Systems and the fund’s short position in shares of mobile communications hardware and software solutions developer Blackberry (h) (Canada) further supported relative performance as both stocks lagged the benchmark during the reporting period.

Overweight positions and, to a lesser extent, positive stock selection in the consumer services and internet industries were additional contributors to relative performance. Within the consumer services industry, an overweight position in online travel company Priceline.com aided relative returns as the stock outpaced the benchmark during the reporting period. Within the internet industry, the fund’s overweight positions in internet search giants, Yahoo and Google, and holdings of cloud-based e-commerce solutions provider ChannelAdvisor (b) also helped relative performance. Shares of Google were positively impacted by an increase in net revenues that was driven by strong growth in the company’s Google Sites and International segments.

Elsewhere, holdings of next generation payment services provider QIWI (b) (Russia) and an overweight position in transaction processing and payments-related service provider MasterCard bolstered relative results as both stocks outpaced the benchmark. Shares of MasterCard appreciated during the period as the company reported strong earnings that beat consensus estimates on the back of higher gross-dollar-volumes in the US.

Detractors from Performance

Stock selection in the electronics industry detracted from relative performance. Within this industry, overweight positions in optical communications networks product manufacturer JDS Uniphase and global semiconductor company Altera, and holdings of semiconductor-based interconnect products company Mellanox Technologies (b), hindered relative results. Shares of Altera declined after the company reported weaker-than-expected earnings results and offered guidance that was below analysts’ expectations. Management cited a sluggish global economy and weakness in their telecom/wireless and industrial end markets as drivers for the downgrade in guidance. Not owning semiconductor solutions provider Micron Technology further weighed on relative returns as the stock turned in strong performance for the period.

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MFS Technology Portfolio

Management Review – continued

Security selection in the computer software industry was another factor that held back relative returns. An underweight position in strong-performing software giant Microsoft dampened relative performance. An overweight position in enterprise software products manufacturer Oracle further weighed on relative results as the stock lagged the benchmark during the reporting period.

Stocks in other sectors that detracted from relative results included an overweight position in data storage systems provider EMC and not holding shares of internet movies and TV subscription services company Netflix. Shares of EMC declined as poor earnings, primarily because of the US Federal budget sequester and government shutdown, dampened performance. The fund’s positioning in computer and personal electronics maker Apple, coupled with a long position on its call options, also hindered relative performance.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Matthew Sabel

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/16/00	35.18%	27.27%	10.09%
Service Class	8/24/01	34.72%	26.97%	9.79%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		32.39%	17.94%	7.41%
Standard & Poor’s North American Technology Sector Index (f)		34.57%	23.09%	7.92%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	1.03%	$1,000.00	$1,245.07	$5.83
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
Service Class	Actual	1.28%	$1,000.00	$1,242.21	$7.23
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Notes to Expense Table

Expense ratios include 0.09% of investment related expense from short sales that are outside of the expense limitation arrangement (See Notes 2 and 3 of the Notes to Financial Statements).

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MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 96.4%
Broadcasting – 5.8%
Discovery Communications, Inc., “C” (a)	8,790	$737,129
Time Warner, Inc.	15,840	1,104,365
Twenty-First Century Fox, Inc.	46,960	1,652,053
Viacom, Inc., “B”	2,630	229,704
Walt Disney Co.	7,260	554,664

		$4,277,915

Brokerage & Asset Managers – 0.8%
IntercontinentalExchange Group, Inc.	2,709	$609,308

Business Services – 4.2%
Accenture PLC, “A”	8,360	$687,359
Cognizant Technology Solutions Corp., “A” (a)	8,810	889,634
Fidelity National Information Services, Inc.	15,880	852,438
FleetCor Technologies, Inc. (a)	3,600	421,812
QIWI PLC, ADR	4,550	254,800

		$3,106,043

Computer Software – 10.5%
Autodesk, Inc. (a)	2,220	$111,733
Citrix Systems, Inc. (a)	13,420	848,815
Microsoft Corp.	15,080	564,444
Oracle Corp.	62,960	2,408,850
Qlik Technologies, Inc. (a)	18,520	493,188
Red Hat, Inc. (a)	4,380	245,455
Salesforce.com, Inc. (a)	35,020	1,932,754
Symantec Corp.	27,470	647,743
TIBCO Software, Inc. (a)	20,660	464,437

		$7,717,419

Computer Software – Systems – 20.0%
Apple, Inc. (s)	9,206	$5,165,579
CDW Corp.	30,330	708,509
EMC Corp.	85,890	2,160,133
Fleetmatics Group PLC (a)	12,430	537,598
Guidewire Software, Inc. (a)	4,250	208,547
Hewlett-Packard Co.	144,940	4,055,421
NCR Corp. (a)	7,370	251,022
Qualys, Inc. (a)	8,130	187,884
Splunk, Inc. (a)	3,290	225,924
SS&C Technologies Holdings, Inc. (a)	9,740	431,092
Teradata Corp. (a)	7,280	331,167
Vantiv, Inc., “A” (a)	15,640	510,020

		$14,772,896

Consumer Services – 3.8%
Groupon, Inc. (a)	16,940	$199,384
Priceline.com, Inc. (a)	2,259	2,625,862

		$2,825,246

Electrical Equipment – 2.3%
Amphenol Corp., “A”	10,280	$916,770
TE Connectivity Ltd.	11,160	615,028

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – continued
W.W. Grainger, Inc.	696	$177,772

		$1,709,570

Electronics – 9.8%
Aeroflex Holding Corp. (a)	40,630	$264,095
Altera Corp.	37,560	1,221,827
Freescale Semiconductor Ltd. (a)	29,740	477,327
JDS Uniphase Corp. (a)	140,260	1,820,575
Linear Technology Corp.	5,020	228,661
Mellanox Technologies Ltd. (a)	10,290	411,291
Microchip Technology, Inc.	50,540	2,261,665
NXP Semiconductors N.V. (a)	6,780	311,405
Rubicon Technology, Inc. (a)	21,500	213,925

		$7,210,771

Entertainment – 0.9%
AMC Networks, Inc., “A” (a)	9,360	$637,510

Internet – 19.9%
ChannelAdvisor Corp. (a)	7,920	$330,343
eBay, Inc. (a)	40,670	2,232,376
Facebook, Inc., “A” (a)	35,910	1,962,841
Google, Inc., “A” (a)(s)	6,765	7,581,603
LinkedIn Corp., “A” (a)	2,963	642,467
Twitter, Inc. (a)	3,870	246,325
Yahoo!, Inc. (a)	32,720	1,323,197
Yelp, Inc. (a)	5,570	384,052

		$14,703,204

Network & Telecom – 5.6%
CommScope Holding Co., Inc. (a)	15,060	$284,935
Finisar Corp. (a)	17,190	411,185
Juniper Networks, Inc. (a)	22,180	500,603
Qualcomm, Inc.	39,030	2,897,977

		$4,094,700

Other Banks & Diversified Financials – 8.1%
MasterCard, Inc., “A”	3,106	$2,594,939
Visa, Inc., “A”	15,342	3,416,357

		$6,011,296

Specialty Stores – 4.7%
Amazon.com, Inc. (a)	8,696	$3,467,878

Total Common Stocks (Identified Cost, $52,298,677)		$71,143,756

Issuer/Expiration Date/Strike Price	Number of Contracts

PUT OPTIONS PURCHASED – 0.1%
Computer Software – Systems – 0.1%
International Business Machines Corp. – April 2014 @ $190 (Identified Cost, $115,286)	90	$81,900

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MFS Technology Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 3.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,619,617	$2,619,617

Total Investments (Identified Cost, $55,033,580)		$73,845,273

SECURITIES SOLD SHORT – (1.0)%
Business Services – (0.2)%
Winpro Ltd., ADR	(11,400)	$(143,526)

Computer Software – Systems – (0.3)%
Synaptics Inc. (a)	(4,900)	$(253,869)

Electronics – (0.5)%
Texas Instruments, Inc.	(8,100)	$(355,671)

Total Securities Sold Short (Proceeds Received, $615,723)		$(753,066)

OTHER ASSETS, LESS LIABILITIES – 1.0%		714,722

Net Assets – 100.0%		$73,806,929

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2013, the fund had cash collateral of $936,747 and other liquid securities with an aggregate value of $360,428 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $52,413,963)	$71,225,656
Underlying affiliated funds, at cost and value	2,619,617
Total investments, at value (identified cost, $55,033,580)	$73,845,273
Deposits with brokers	936,747
Receivables for
Investments sold	17,703
Fund shares sold	283,650
Dividends	29,407
Other assets	909
Total assets		$75,113,689
Liabilities
Payables for
Securities sold short, at value (proceeds received, $615,723)	$753,066
Investments purchased	454,694
Fund shares reacquired	54,139
Payable to affiliates
Investment adviser	2,943
Shareholder servicing costs	30
Distribution and/or service fees	793
Payable for independent Trustees’ compensation	4
Accrued expenses and other liabilities	41,091
Total liabilities		$1,306,760
Net assets		$73,806,929
Net assets consist of
Paid-in capital	$53,732,738
Unrealized appreciation (depreciation) on investments	18,674,350
Accumulated net realized gain (loss) on investments and foreign currency	1,399,841
Net assets		$73,806,929
Shares of beneficial interest outstanding		7,080,213

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$15,427,679	1,440,411	$10.71
Service Class	58,379,250	5,639,802	10.35

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment loss
Income
Dividends	$430,816
Interest	8,775
Dividends from underlying affiliated funds	683
Total investment income		$440,274
Expenses
Management fee	$421,446
Distribution and/or service fees	106,048
Shareholder servicing costs	5,867
Administrative services fee	18,293
Independent Trustees’ compensation	1,250
Custodian fee	15,272
Shareholder communications	15,059
Audit and tax fees	47,106
Legal fees	505
Dividend and interest expense on securities sold short	55,346
Miscellaneous	11,420
Total expenses		$697,612
Fees paid indirectly	(7)
Reduction of expenses by investment adviser	(713)
Net expenses		$696,892
Net investment loss		$(256,618)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$1,891,132
Written options	323,793
Securities sold short	(409,189)
Foreign currency	98
Net realized gain (loss) on investments and foreign currency		$1,805,834
Change in unrealized appreciation (depreciation)
Investments	$16,060,564
Securities sold short	(24,772)
Net unrealized gain (loss) on investments		$16,035,792
Net realized and unrealized gain (loss) on investments		$17,841,626
Change in net assets from operations		$17,585,008

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment loss	$(256,618)	$(251,579)
Net realized gain (loss) on investments and foreign currency	1,805,834	2,152,568
Net unrealized gain (loss) on investments	16,035,792	2,434,213
Change in net assets from operations	$17,585,008	$4,335,202
Distributions declared to shareholders
From net realized gain on investments	$(56,282)	$—
Change in net assets from fund share transactions	$11,248,784	$11,415,026
Total change in net assets	$28,777,510	$15,750,228
Net assets
At beginning of period	45,029,419	29,279,191
At end of period	$73,806,929	$45,029,419

See Notes to Financial Statements

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MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$7.93	$6.92	$6.84	$5.67		$3.21
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.04)	$(0.05)	$(0.00	)(w)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.81	1.05	0.13	1.17		2.46
Total from investment operations	$2.79	$1.01	$0.08	$1.17		$2.46
Less distributions declared to shareholders
From net realized gain on investments	$(0.01)	$—	$—	$—		$—
Net asset value, end of period (x)	$10.71	$7.93	$6.92	$6.84		$5.67
Total return (%) (k)(r)(s)(x)	35.18	14.60	1.17	20.63		76.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.18	1.28	1.38		1.60
Expenses after expense reductions (f)	1.05	1.13	1.08	1.07		1.04
Net investment loss	(0.27)	(0.51)	(0.77)	(0.07)		(0.05)
Portfolio turnover	48	62	90	140		227
Net assets at end of period (000 omitted)	$15,428	$13,019	$14,598	$15,844		$14,542
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.95	1.00	1.00	1.00		1.00

See Notes to Financial Statements

12

MFS Technology Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$7.69	$6.73	$6.66	$5.54		$3.14
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.06)	$(0.08)	$(0.00	)(w)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.72	1.02	0.15	1.12		2.41
Total from investment operations	$2.67	$0.96	$0.07	$1.12		$2.40
Less distributions declared to shareholders
From net realized gain on investments	$(0.01)	$—	$—	$—		$—
Net asset value, end of period (x)	$10.35	$7.69	$6.73	$6.66		$5.54
Total return (%) (k)(r)(s)(x)	34.72	14.26	1.05	20.22		76.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.48	1.53	1.63		1.85
Expenses after expense reductions (f)	1.30	1.42	1.33	1.32		1.29
Net investment loss	(0.52)	(0.74)	(1.13)	(0.04)		(0.32)
Portfolio turnover	48	62	90	140		227
Net assets at end of period (000 omitted)	$58,379	$32,010	$14,681	$5,652		$1,776
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.20	1.25	1.25	1.25		1.25

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s

14

MFS Technology Portfolio

Notes to Financial Statements – continued

valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$71,225,656	$—	$—	$71,225,656
Mutual Funds	2,619,617	—	—	2,619,617
Total Investments	$73,845,273	$—	$—	$73,845,273

Short Sales	$(753,066)	$—	$—	$(753,066)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and written options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Equity Options	$81,900

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

15

MFS Technology Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(297,709)	$323,793

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$38,698

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

16

MFS Technology Portfolio

Notes to Financial Statements – continued

The following table represents the written option activity in the fund during the year ended December 31, 2013:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	15,343	665,313
Options closed	(1,785)	(142,250)
Options exercised	(3,762)	(156,246)
Options expired	(9,796)	(366,817)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2013, this expense amounted to $55,346. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue

17

MFS Technology Portfolio

Notes to Financial Statements – continued

Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Long-term capital gains	$56,282	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$55,091,993
Gross appreciation	19,270,657
Gross depreciation	(517,377)
Net unrealized appreciation (depreciation)	$18,753,280
Undistributed ordinary income	676,512
Undistributed long-term capital gain	1,069,714
Other temporary differences	(425,315)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$12,970	$—
Service Class	43,312	—
Total	$56,282	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $583, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not

18

MFS Technology Portfolio

Notes to Financial Statements – continued

exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $5,792, which equated to 0.0103% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $75.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0326% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $333 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $130, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $35,539,670 and $26,583,061, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	122,093	$1,130,605	183,167	$1,425,060
Service Class	2,064,321	18,224,706	2,570,116	19,344,946
	2,186,414	$19,355,311	2,753,283	$20,770,006

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MFS Technology Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,411	$12,970	—	$—
Service Class	4,872	43,312	—	—
	6,283	$56,282	—	$—
Shares reacquired
Initial Class	(324,299)	$(2,911,302)	(650,110)	$(4,988,560)
Service Class	(594,183)	(5,251,507)	(586,332)	(4,366,420)
	(918,482)	$(8,162,809)	(1,236,442)	$(9,354,980)
Net change
Initial Class	(200,795)	$(1,767,727)	(466,943)	$(3,563,500)
Service Class	1,475,010	13,016,511	1,983,784	14,978,526
	1,274,215	$11,248,784	1,516,841	$11,415,026

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $254 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	391,077	18,173,992	(15,945,452)	2,619,617

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$683	$2,619,617

20

MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

21

MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

22

MFS Technology Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Matthew Sabel

23

MFS Technology Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Technology Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

25

MFS Technology Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $62,000 as capital gain dividends paid during the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2013

MFS® INTERNATIONAL GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.1%
Groupe Danone	2.7%
Compass Group PLC	2.6%
LVMH Moet Hennessy Louis Vuitton S.A.	2.4%
Honda Motor Co. Ltd.	2.3%
Japan Tobacco, Inc.	2.0%
Bayer AG	1.9%
Pernod Ricard S.A.	1.9%
Diageo PLC	1.9%
Linde AG	1.9%

Equity sectors
Consumer Staples	18.9%
Retailing	11.0%
Financial Services	10.9%
Technology	9.4%
Special Products & Services	9.3%
Health Care	8.1%
Industrial Goods & Services	7.3%
Basic Materials	6.5%
Energy	4.6%
Leisure	4.1%
Transportation	3.9%
Autos & Housing	3.9%
Utilities & Communications	1.8%

Issuer country weightings (x)
United Kingdom	18.7%
France	14.4%
Japan	12.0%
Switzerland	10.3%
Germany	9.1%
Hong Kong	3.6%
Canada	3.5%
United States	3.3%
Denmark	3.2%
Other Countries	21.9%

Currency exposure weightings (y)
Euro	29.7%
British Pound Sterling	18.7%
Japanese Yen	12.0%
Swiss Franc	10.3%
United States Dollar	8.6%
Hong Kong Dollar	4.9%
Danish Krone	3.2%
Brazilian Real	3.0%
Taiwan Dollar	1.8%
Other Currencies	7.8%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS International Growth Portfolio (“fund”) provided a total return of 13.92%, while Service Class shares of the fund provided a total return of 13.68%. These compare with a return of 15.86% over the same period for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Stock selection in the financial services sector was a primary detractor from performance relative to the MSCI All Country World (ex-U.S.) Growth Index. Within this sector, the fund’s holdings of investment trading system developer BM&F Bovespa (b) (Brazil) hindered relative results.

Security selection in the retailing sector was another factor that weighed on relative performance. Here, overweight positions in global sourcing and supply chain management company Li & Fung (Hong Kong), apparel manufacturer Cia Hering (Brazil) and luxury goods company LVMH (France) detracted from relative performance as all three stocks lagged the benchmark over the period. Li & Fung shares traded lower early in the period after the company announced weak earnings related to decreased operating income driven by a slower-than-expected recovery at its US-based business unit.

Within the health care sector, stock selection weakened relative returns. However, there were no individual securities within this sector that were among the portfolio’s top relative detractors during the period.

Stocks in other sectors that held back relative results included overweight positions in oil and gas turnkey contractor Saipem (Italy), Chinese communications company China Unicom and wine and alcoholic beverage producer Pernod Ricard (France). Shares of Saipem traded lower towards the middle of the period after management reported disappointing net profits, leading the stock to underperform the market. Management largely attributed the poor performance to its engineering and construction divisions suffering from low-margin contracts signed in a highly-competitive market. Additionally, the timing of the fund’s ownership in shares of car maker Toyota (Japan) and technology investment firm SoftBank (Japan), and not holding strong-performing internet software service provider Tencent Holdings (China), hurt relative performance.

Contributors to Performance

The combination of strong stock selection and an underweight position in the basic materials sector contributed to relative performance. The portfolio’s avoidance of weak-performing mining giant BHP Billiton (Australia) boosted relative results.

An overweight allocation to the special products & services sector also benefited relative returns as this sector outperformed the benchmark over the period. Within this sector, overweight positions in catering company Compass Group (United Kingdom), transaction processing solutions provider Amadeus IT Holding (Spain) and chemical distribution company Brenntag (Germany) aided relative performance. The share price of Amadeus IT Holding grew steadily throughout the year as a result of consistently strong earnings results. The stock also reacted positively to the announcement of its acquisition of Newmarket International, a cloud-based IT solutions provider in the hotel industry.

Security selection in the transportation sector contributed to relative performance. Here, the fund’s holdings of strong-performing airline services provider Copa Holdings (b) (Panama) strengthened relative returns.

3

MFS International Growth Portfolio

Management Review – continued

Elsewhere, overweight positions in internet services provider Yahoo Japan, casino resorts operator Sands China (Hong Kong), advertising firm Publicis Groupe (France) and internet search provider NAVER (South Korea) strengthened relative performance as all four stocks outperformed the benchmark over the reporting period. Shares of NAVER appreciated during the latter half of the period as the company reported sales results that beat consensus estimates on the back of strong game sales growth. Additionally, news that the company may consider listing its Japan-based messenger service business on the US stock market further supported results. Holdings of software provider OBIC (b) (Japan) were also among the portfolio’s top relative contributors.

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another positive factor for relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Kevin Dwan
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/03/96	13.92%	14.11%	8.87%
Service Class	8/24/01	13.68%	13.82%	8.59%

Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		15.86%	13.28%	7.70%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	1.03%	$1,000.00	$1,131.44	$5.53
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
Service Class	Actual	1.28%	$1,000.00	$1,129.83	$6.87
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.7%
Aerospace – 1.4%
Rolls-Royce Holdings PLC	149,529	$3,157,060

Airlines – 1.5%
Copa Holdings S.A., “A”	20,342	$3,256,958

Alcoholic Beverages – 6.5%
AmBev S.A., ADR	111,490	$819,452
Carlsberg A.S., “B”	27,184	3,019,918
Diageo PLC	125,838	4,167,629
Heineken N.V.	31,069	2,097,758
Pernod Ricard S.A.	36,606	4,170,216

		$14,274,973

Apparel Manufacturers – 6.4%
Adidas AG	20,134	$2,565,973
Burberry Group PLC	28,293	710,273
Cia. Hering S.A.	59,800	757,876
Compagnie Financiere Richemont S.A.	22,743	2,263,974
Li & Fung Ltd.	1,917,200	2,477,451
LVMH Moet Hennessy Louis Vuitton S.A.	29,417	5,366,183

		$14,141,730

Automotive – 3.5%
Guangzhou Automobile Group Co. Ltd., “H”	892,000	$985,465
Honda Motor Co. Ltd.	121,600	4,999,791
Toyota Motor Corp.	26,300	1,603,324

		$7,588,580

Broadcasting – 1.7%
Publicis Groupe S.A.	41,568	$3,803,379

Brokerage & Asset Managers – 1.1%
Aberdeen Asset Management PLC	138,683	$1,148,261
BM&F Bovespa S.A.	280,300	1,314,027

		$2,462,288

Business Services – 9.3%
Accenture PLC, “A”	50,080	$4,117,578
Amadeus IT Holding S.A.	18,320	783,933
Brenntag AG	15,499	2,873,135
Capita Group PLC	169,067	2,906,052
Compass Group PLC	356,820	5,719,680
Experian Group Ltd.	122,876	2,266,728
Intertek Group PLC	28,035	1,461,445
LPS Brasil – Consultoria de Imoveis S.A.	32,600	199,531

		$20,328,082

Computer Software – 2.9%
Dassault Systems S.A.	12,101	$1,502,089
OBIC Co. Ltd.	77,000	2,270,297
SAP AG	30,845	2,644,028

		$6,416,414

Computer Software – Systems – 0.9%
NICE Systems Ltd., ADR	46,920	$1,921,843

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.4%
Bellway PLC	34,277	$891,148

Consumer Products – 3.3%
L’Oreal S.A.	10,510	$1,846,363
Reckitt Benckiser Group PLC	46,140	3,662,117
Uni-Charm Corp.	31,300	1,783,306

		$7,291,786

Electrical Equipment – 3.6%
Legrand S.A.	18,644	$1,027,480
Mettler-Toledo International, Inc. (a)	9,846	2,388,541
Prysmian S.p.A.	67,437	1,735,784
Schneider Electric S.A.	30,678	2,675,715

		$7,827,520

Electronics – 2.9%
Samsung Electronics Co. Ltd.	1,884	$2,449,280
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	221,140	3,856,682

		$6,305,962

Energy – Independent – 0.9%
INPEX Corp.	159,500	$2,041,648

Energy – Integrated – 2.2%
BG Group PLC	157,308	$3,379,912
Suncor Energy, Inc.	42,599	1,493,421

		$4,873,333

Food & Beverages – 7.1%
Chr. Hansen Holding A.S.	42,011	$1,670,786
Groupe Danone	81,912	5,895,747
M. Dias Branco S.A. Industria e Comercio de Alimentos	25,700	1,089,329
Nestle S.A.	93,350	6,833,423

		$15,489,285

Food & Drug Stores – 2.3%
Dairy Farm International Holdings Ltd.	67,500	$641,250
Jeronimo Martins SGPS S.A.	39,588	774,166
Lawson, Inc.	29,600	2,212,060
Sundrug Co. Ltd.	31,300	1,398,409

		$5,025,885

Gaming & Lodging – 1.4%
Paddy Power PLC	16,311	$1,391,220
Sands China Ltd.	211,200	1,728,747

		$3,119,967

General Merchandise – 1.2%
Dollarama, Inc.	26,560	$2,205,561
Lojas Renner S.A.	18,800	486,087

		$2,691,648

Insurance – 1.4%
AIA Group Ltd.	628,600	$3,168,982

7

MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Internet – 1.8%
Naver Corp. (a)	2,051	$1,407,044
Yahoo Japan Corp.	442,000	2,455,322

		$3,862,366

Machinery & Tools – 2.4%
KONE Oyj “B”	27,235	$1,228,923
Schindler Holding AG	8,776	1,291,731
Weir Group PLC	75,030	2,648,923

		$5,169,577

Major Banks – 2.1%
HSBC Holdings PLC	193,919	$2,127,100
Standard Chartered PLC	111,741	2,516,510

		$4,643,610

Medical & Health Technology & Services – 0.5%
Fresenius Medical Care AG & Co. KGaA	16,255	$1,156,786

Medical Equipment – 2.2%
Essilor International S.A.	16,703	$1,775,764
Sonova Holding AG	22,694	3,052,833

		$4,828,597

Metals & Mining – 1.2%
Rio Tinto Ltd.	42,252	$2,572,215

Network & Telecom – 1.0%
Ericsson, Inc., “B”	173,099	$2,112,654

Oil Services – 1.4%
Saipem S.p.A.	76,449	$1,636,458
Technip	15,180	1,458,895

		$3,095,353

Other Banks & Diversified Financials – 6.2%
Aeon Credit Service Co. Ltd.	17,500	$468,616
Banco Santander Chile, ADR	41,180	970,613
Credicorp Ltd.	19,826	2,631,505
HDFC Bank Ltd.	182,995	1,969,885
Itau Unibanco Holding S.A., ADR	150,598	2,043,615
Julius Baer Group Ltd.	43,903	2,108,407
Sberbank of Russia	421,470	1,294,850
UBS AG	116,922	2,217,723

		$13,705,214

Pharmaceuticals – 5.4%
Bayer AG	30,250	$4,242,640
Novo Nordisk A/S, “B”	12,544	2,310,998
Roche Holding AG	12,819	3,581,071
Santen Pharmaceutical Co. Ltd.	18,800	875,643
Shire PLC	18,119	855,719

		$11,866,071

Railroad & Shipping – 2.4%
Canadian National Railway Co.	69,920	$3,986,838
Kuehne & Nagel, Inc. AG	10,080	1,323,208

		$5,310,046

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 0.9%
Whitbread PLC	32,128	$1,995,620

Specialty Chemicals – 5.3%
Akzo Nobel N.V.	20,449	$1,584,939
Croda International PLC	37,504	1,525,914
L’Air Liquide S.A.	14,714	2,080,882
Linde AG	19,920	4,166,768
Symrise AG	50,601	2,331,994

		$11,690,497

Specialty Stores – 1.1%
Industria de Diseno Textil S.A.	14,172	$2,335,670

Telecommunications – Wireless – 0.8%
SoftBank Corp.	19,700	$1,721,014

Telephone Services – 1.1%
China Unicom (Hong Kong) Ltd.	1,550,000	$2,326,788

Tobacco – 2.0%
Japan Tobacco, Inc.	137,600	$4,468,636

Total Common Stocks (Identified Cost, $154,329,556)		$218,939,185

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	101	$101

Total Investments (Identified Cost, $154,329,657)		$218,939,286

OTHER ASSETS, LESS LIABILITIES – 0.3%		691,896

Net Assets – 100.0%		$219,631,182

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $154,329,556)	$218,939,185
Underlying affiliated funds, at cost and value	101
Total investments, at value (identified cost, $154,329,657)	$218,939,286
Receivables for
Investments sold	1,360,831
Fund shares sold	330
Interest and dividends	225,944
Other assets	2,231
Total assets		$220,528,622
Liabilities
Payable to custodian	$49,402
Payables for
Investments purchased	277,399
Fund shares reacquired	484,183
Payable to affiliates
Investment adviser	10,476
Shareholder servicing costs	29
Distribution and/or service fees	452
Payable for independent Trustees’ compensation	6
Deferred country tax expense payable	781
Accrued expenses and other liabilities	74,712
Total liabilities		$897,440
Net assets		$219,631,182
Net assets consist of
Paid-in capital	$146,831,645
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $781 deferred country tax)	64,613,408
Accumulated net realized gain (loss) on investments and foreign currency	6,402,031
Undistributed net investment income	1,784,098
Net assets		$219,631,182
Shares of beneficial interest outstanding		14,889,498

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$186,565,882	12,633,874	$14.77
Service Class	33,065,300	2,255,624	14.66

See Notes to Financial Statements

9

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$4,625,193
Interest	62,597
Dividends from underlying affiliated funds	1,466
Foreign taxes withheld	(426,376)
Total investment income		$4,262,880
Expenses
Management fee	$1,911,641
Distribution and/or service fees	76,879
Shareholder servicing costs	6,693
Administrative services fee	37,202
Independent Trustees’ compensation	8,831
Custodian fee	117,046
Shareholder communications	15,080
Audit and tax fees	63,582
Legal fees	1,638
Miscellaneous	21,657
Total expenses		$2,260,249
Fees paid indirectly	(28)
Reduction of expenses by investment adviser	(2,527)
Net expenses		$2,257,694
Net investment income		$2,005,186
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $141,388 country tax)	$9,439,645
Foreign currency	(84,691)
Net realized gain (loss) on investments and foreign currency		$9,354,954
Change in unrealized appreciation (depreciation)
Investments (net of $302,478 decrease in deferred country tax)	$16,679,167
Translation of assets and liabilities in foreign currencies	6,280
Net unrealized gain (loss) on investments and foreign currency translation		$16,685,447
Net realized and unrealized gain (loss) on investments and foreign currency		$26,040,401
Change in net assets from operations		$28,045,587

See Notes to Financial Statements

10

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$2,005,186	$2,876,256
Net realized gain (loss) on investments and foreign currency	9,354,954	(26,004)
Net unrealized gain (loss) on investments and foreign currency translation	16,685,447	40,275,426
Change in net assets from operations	$28,045,587	$43,125,678
Distributions declared to shareholders
From net investment income	$(2,766,125)	$(2,510,069)
From net realized gain on investments	(133,342)	—
Total distributions declared to shareholders	$(2,899,467)	$(2,510,069)
Change in net assets from fund share transactions	$(10,242,055)	$(52,864,064)
Total change in net assets	$14,904,065	$(12,248,455)
Net assets
At beginning of period	204,727,117	216,975,572
At end of period (including undistributed net investment income of $1,784,098 and $2,762,254, respectively)	$219,631,182	$204,727,117

See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS   |   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.13	$11.08	$13.85	$12.13	$8.90
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.15	$0.15	$0.15	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.70	2.02	(1.60)	1.68	3.20
Total from investment operations	$1.84	$2.17	$(1.45)	$1.83	$3.34
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.12)	$(0.15)	$(0.11)	$(0.11)
From net realized gain on investments	(0.01)	—	(1.17)	—	—
Total distributions declared to shareholders	$(0.20)	$(0.12)	$(1.32)	$(0.11)	$(0.11)
Net asset value, end of period (x)	$14.77	$13.13	$11.08	$13.85	$12.13
Total return (%) (k)(r)(s)(x)	14.09	19.71	(10.89)	15.16	38.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.04	1.06	1.09	1.25
Expenses after expense reductions (f)	1.03	1.04	N/A	N/A	N/A
Net investment income	0.98	1.23	1.16	1.21	1.39
Portfolio turnover	26	49	52	66	56
Net assets at end of period (000 omitted)	$186,566	$175,946	$188,066	$221,456	$179,925

See Notes to Financial Statements

12

MFS International Growth Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.04	$11.00	$13.76	$12.06	$8.84
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.12	$0.11	$0.11	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.68	2.01	(1.58)	1.67	3.18
Total from investment operations	$1.78	$2.13	$(1.47)	$1.78	$3.30
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.09)	$(0.12)	$(0.08)	$(0.08)
From net realized gain on investments	(0.01)	—	(1.17)	—	—
Total distributions declared to shareholders	$(0.16)	$(0.09)	$(1.29)	$(0.08)	$(0.08)
Net asset value, end of period (x)	$14.66	$13.04	$11.00	$13.76	$12.06
Total return (%) (k)(r)(s)(x)	13.76	19.45	(11.11)	14.86	37.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.29	1.31	1.34	1.50
Expenses after expense reductions (f)	1.28	1.29	N/A	N/A	N/A
Net investment income	0.72	0.98	0.89	0.94	1.17
Portfolio turnover	26	49	52	66	56
Net assets at end of period (000 omitted)	$33,065	$28,781	$28,910	$31,348	$27,338

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$41,140,091	$—	$—	$41,140,091
France	31,602,713	—	—	31,602,713
Japan	26,298,066	—	—	26,298,066
Switzerland	22,672,370	—	—	22,672,370
Germany	19,981,324	—	—	19,981,324
Hong Kong	641,250	7,375,180	—	8,016,430
Canada	7,685,820	—	—	7,685,820
Denmark	—	7,001,702	—	7,001,702
Brazil	6,709,917	—	—	6,709,917
Other Countries	43,223,649	4,607,103	—	47,830,752
Mutual Funds	101	—	—	101
Total Investments	$199,955,301	$18,983,985	$—	$218,939,286
For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $130,339,263 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$2,766,125	$2,510,069
Long-term capital gains	133,342	—
Total distributions	$2,899,467	$2,510,069

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$157,167,440
Gross appreciation	65,445,796
Gross depreciation	(3,673,950)
Net unrealized appreciation (depreciation)	$61,771,846
Undistributed ordinary income	2,701,747
Undistributed long-term capital gains	8,327,397
Other temporary differences	(1,453)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$2,421,918	$2,288,995	$113,721	$—
Service Class	344,207	221,074	19,621	—
Total	$2,766,125	$2,510,069	$133,342	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $1,987, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.35% of average daily net assets for the Initial Class shares and 1.60% of average daily net assets for the Service Class shares. This written agreement will continue until April 30, 2014. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $6,630, which equated to 0.0031% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $63.

17

MFS International Growth Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,245 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $540, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $55,626,404 and $66,539,292, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	828,432	$11,471,846	2,804,887	$32,459,829
Service Class	383,339	5,304,278	263,326	3,136,358
	1,211,771	$16,776,124	3,068,213	$35,596,187
Shares issued to shareholders in reinvestment of distributions
Initial Class	184,142	$2,535,639	189,958	$2,288,995
Service Class	26,596	363,828	18,454	221,074
	210,738	$2,899,467	208,412	$2,510,069
Shares reacquired
Initial Class	(1,774,326)	$(24,921,995)	(6,567,676)	$(82,323,451)
Service Class	(360,982)	(4,995,651)	(702,254)	(8,646,869)
	(2,135,308)	$(29,917,646)	(7,269,930)	$(90,970,320)
Net change
Initial Class	(761,752)	$(10,914,510)	(3,572,831)	$(47,574,627)
Service Class	48,953	672,455	(420,474)	(5,289,437)
	(712,799)	$(10,242,055)	(3,993,305)	$(52,864,064)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 30%, 14%, and 8%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing

18

MFS International Growth Portfolio

Notes to Financial Statements – continued

needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $964 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	63,117	31,239,246	(31,302,262)	101

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,466	$101

19

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

20

MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

21

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Antonelli Kevin Dwan

22

MFS International Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS International Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

24

MFS International Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $147,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,961,566. The fund intends to pass through foreign tax credits of $468,097 for the fiscal year.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2013

MFS® INTERNATIONAL VALUE PORTFOLIO

MFS® Variable Insurance Trust II

FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Value Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS International Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings
KDDI Corp.	3.7%
Groupe Danone	3.4%
Nestle S.A.	3.0%
GlaxoSmithKline PLC	3.0%
Compass Group PLC	2.9%
Kao Corp.	2.6%
Reckitt Benckiser Group PLC	2.6%
Bayer AG	2.3%
Henkel KGaA, IPS	2.3%
Roche Holding AG	2.3%

Equity sectors
Consumer Staples	20.1%
Financial Services	18.8%
Health Care	11.4%
Technology	9.2%
Special Products & Services	8.3%
Utilities & Communications	8.1%
Industrial Goods & Services	4.5%
Basic Materials	3.6%
Leisure	3.4%
Energy	3.3%
Autos & Housing	1.8%
Retailing	1.6%
Transportation	1.6%

Issuer country weightings (i)(x)
Japan	25.1%
United Kingdom	25.1%
Switzerland	12.9%
Germany	8.9%
France	5.9%
United States	4.3%
Netherlands	3.7%
Australia	2.3%
Sweden	2.2%
Other Countries	9.6%

Currency exposure weightings (i)(y)
British Pound Sterling	25.1%
Euro	25.0%
Japanese Yen	20.0%
Swiss Franc	12.9%
United States Dollar	7.8%
Australian Dollar	2.3%
Swedish Krona	2.2%
Danish Krone	1.4%
Norwegian Krone	1.2%
Other Currencies	2.1%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS International Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS International Value Portfolio (“fund”) provided a total return of 27.90%, while Service Class shares of the fund provided a total return of 27.63%. These compare with a return of 23.59% over the same period for the fund’s benchmark, the MSCI EAFE Value Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Contributors to Performance

Stock selection in the special products & services sector contributed to performance relative to the MSCI EAFE Value Index. An overweight position in transaction processing solutions provider Amadeus IT Holding (Spain) and holdings of catering company Compass Group (b) (United Kingdom) boosted relative results. The share price of Amadeus IT Holding grew steadily throughout the year as a result of consistently strong earnings results. The stock also reacted positively to the announcement of its acquisition of Newmarket International, a cloud-based IT solutions provider in the hotel industry.

Security selection in the financial services sector was another factor that supported relative returns. Within this sector, the fund’s ownership in shares of investment banking firm Daiwa Securities Group (b) (Japan) aided relative results. Shares of Daiwa performed strongly during the first half of the year as the company reported better-than-expected profits in both the retail and wholesale segments. Most of the upside came from trading, investment gains, fees and commissions.

An underweight allocation and, to a lesser extent, stock selection in the basic materials sector also strengthened relative performance. Not owning shares of mining giant BHP Billiton (Australia) and mining and natural resources company Anglo American (United Kingdom) bolstered relative results as both stocks lagged the benchmark during the period. The share price of BHP Billiton depreciated during the period as the stock came under pressure because of weaker commodity prices and write-downs for nickel and aluminum assets.

Favorable stock selection in the utilities & communications sector was another positive factor for relative performance. Within this sector, an overweight position in Japanese telecommunications company KDDI helped relative results. The company’s stock gradually rose during the period. The share price reached its highest level in more than 13 years after the wireless carrier announced that it expects operating earnings to rise more than 10% in the next fiscal year and average revenue per user to increase.

Elsewhere, an overweight position in mobile phone maker Nokia Oyj (Finland) bolstered relative returns. The stock significantly outpaced the market as software giant Microsoft announced that it had reached a cash agreement with Nokia Oyj to purchase its Devices & Services business. Other top relative contributors for the reporting period included holdings of strong-performing healthcare products maker Bayer (b) (Germany), Roche Holdings (b) (Switzerland) and household products maker Henkel KGaA (b) (Germany).

Detractors from Performance

An overweight position in the consumer staples sector detracted from relative performance. The fund’s ownership in shares of brewer Heineken (b) (Netherlands), international food producer Groupe Danone (b) (France) and tobacco distributor British American Tobacco (b) (United Kingdom) hurt relative returns as all three stocks underperformed the benchmark over the reporting period.

3

MFS International Value Portfolio

Management Review – continued

Heineken reported third-quarter sales below the consensus. Volumes were weaker than expected, particularly in Central and Eastern Europe, which were hurt by bad weather and crackdowns on beer advertising in Russia. Additionally, its shares continued to be pressured by concerns that emerging market sales may remain weak over the next year due to slowing economic growth.

An underweight position in the autos & housing sector also hurt relative results. Not owning shares of automotive manufacturer Daimler AG (Germany) weighed on relative performance as the stock appreciated steadily throughout the year. Sales in the US and China drove growth during the period, together with the firm’s new products, such as Mercedes CLA Class and the renewed E Class.

Elsewhere, underweight positions in pharmaceutical company Novartis AG (Switzerland) and voice and data communications services company Vodafone Group (United Kingdom) held back relative returns. Shares of Vodafone Group appreciated as the company increased funding for Project Spring aiming to improve infrastructure and network capacity in Europe and other high-density markets. Additionally, the potential AT&T bid for Vodafone in 2014 further supported the stock. Other top relative detractors for the period included the fund’s holdings of Taiwanese semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) and an overweight position in German real estate company Deutsche Wohnen. Despite reporting positive earnings backed by increased demand for mobile devices, Taiwan Semiconductor Manufacturing failed to gain traction during the period because of concerns over increased inventories. Not owning shares of strong-performing insurance company AXA SA (France) also weighed on relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

The fund’s cash and/or cash equivalents position during the period also held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Benjamin Stone	Barnaby Wiener
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/02/95	27.90%	14.90%	10.89%
Service Class	8/24/01	27.63%	14.62%	10.62%

Comparative benchmark
MSCI EAFE Value Index (f)		23.59%	12.64%	7.37%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.97%	$1,000.00	$1,136.28	$5.22
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
Service Class	Actual	1.22%	$1,000.00	$1,134.66	$6.56
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS International Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.7%
Aerospace – 1.0%
Cobham PLC	2,498,658	$11,357,856

Alcoholic Beverages – 1.9%
Heineken N.V.	305,068	$20,597,985

Automotive – 0.7%
USS Co. Ltd.	570,700	$7,825,380

Broadcasting – 1.6%
Fuji Television Network, Inc.	449,900	$9,185,120
Nippon Television Holdings, Inc.	456,200	8,226,415

		$17,411,535

Brokerage & Asset Managers – 1.7%
Computershare Ltd.	735,790	$7,493,514
Daiwa Securities Group, Inc.	823,000	8,205,774
IG Group Holdings PLC	351,231	3,582,785

		$19,282,073

Business Services – 8.3%
Amadeus IT Holding S.A.	514,801	$22,028,916
Brenntag AG	43,982	8,153,185
Bunzl PLC	675,738	16,225,330
Compass Group PLC	1,959,075	31,403,179
Nomura Research, Inc.	431,100	13,570,378

		$91,380,988

Chemicals – 1.2%
Givaudan S.A.	9,290	$13,267,709

Computer Software – 0.7%
OBIC Co. Ltd.	280,000	$8,255,626

Computer Software – Systems – 1.7%
Canon, Inc.	276,600	$8,746,349
Nintendo Co. Ltd.	39,700	5,281,521
Recall Holdings Ltd. (a)	403,957	1,464,413
Venture Corp. Ltd.	465,000	2,829,906

		$18,322,189

Construction – 1.1%
Geberit AG	40,231	$12,199,412

Consumer Products – 7.9%
Henkel KGaA, IPS	220,807	$25,610,347
Kao Corp.	920,000	28,916,532
KOSE Corp.	142,400	4,516,342
Reckitt Benckiser Group PLC	355,911	28,248,542

		$87,291,763

Containers – 1.5%
Brambles Ltd.	2,019,778	$16,501,661

Electrical Equipment – 1.8%
Legrand S.A.	230,553	$12,705,895
Spectris PLC	170,590	7,234,530

		$19,940,425

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 2.9%
ASM International N.V.	78,657	$2,591,591
Halma PLC	847,686	8,471,484
Hirose Electric Co. Ltd.	56,100	7,980,040
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	724,397	12,633,484

		$31,676,599

Energy – Independent – 0.5%
Cairn Energy PLC (a)	1,236,382	$5,523,849

Energy – Integrated – 2.8%
BP PLC	688,259	$5,562,415
Royal Dutch Shell PLC, “A”	700,963	25,107,231

		$30,669,646

Food & Beverages – 6.6%
Groupe Danone	517,066	$37,216,648
ITO EN Ltd.	106,400	2,223,781
Nestle S.A.	447,881	32,785,863

		$72,226,292

Food & Drug Stores – 1.1%
Lawson, Inc.	159,500	$11,919,713

Insurance – 7.2%
Admiral Group PLC	52,327	$1,135,127
Amlin PLC	456,002	3,465,229
Catlin Group Ltd.	464,969	4,469,649
Delta Lloyd N.V.	284,770	7,067,313
Euler Hermes	32,424	4,465,028
Hiscox Ltd.	707,661	8,144,366
ING Groep N.V. (a)	741,330	10,300,457
Jardine Lloyd Thompson Group PLC	338,584	5,707,704
Sony Financial Holdings, Inc.	469,000	8,524,034
Swiss Re Ltd.	136,625	12,566,651
Zurich Insurance Group AG	46,204	13,389,086

		$79,234,644

Leisure & Toys – 0.5%
Sankyo Co. Ltd.	57,600	$2,652,740
Yamaha Corp.	168,200	2,665,709

		$5,318,449

Machinery & Tools – 1.6%
Glory Ltd.	150,700	$3,899,511
Neopost S.A.	129,664	9,992,774
Schindler Holding AG	28,463	4,189,442

		$18,081,727

Major Banks – 3.3%
Bank of Ireland (a)	8,506,990	$2,949,171
HSBC Holdings PLC	1,874,309	20,559,318
Sumitomo Mitsui Financial Group, Inc.	242,800	12,496,211

		$36,004,700

7

MFS International Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical & Health Technology & Services – 0.6%
Kobayashi Pharmaceutical Co. Ltd.	125,200	$6,978,672

Medical Equipment – 0.4%
Nihon Kohden Corp.	117,600	$4,098,300

Network & Telecom – 3.8%
Ericsson, Inc., “B”	1,970,054	$24,044,286
Nokia Oyj (a)	2,288,194	18,320,586

		$42,364,872

Other Banks & Diversified Financials – 4.0%
Chiba Bank Ltd.	513,000	$3,453,775
DnB NOR A.S.A.	746,924	13,385,803
Hachijuni Bank Ltd.	503,000	2,927,918
Joyo Bank Ltd.	725,000	3,696,942
Julius Baer Group Ltd.	117,957	5,664,792
Jyske Bank A.S. (a)	50,315	2,716,584
North Pacific Bank Ltd.	754,700	3,067,245
Sydbank A.S. (a)	81,992	2,182,983
UniCredit S.p.A.	866,705	6,414,711

		$43,510,753

Pharmaceuticals – 10.4%
Bayer AG	184,080	$25,817,690
GlaxoSmithKline PLC	1,222,258	32,616,728
Novartis AG	285,930	22,821,833
Roche Holding AG	91,462	25,550,508
Santen Pharmaceutical Co. Ltd.	159,900	7,447,626

		$114,254,385

Printing & Publishing – 1.3%
Pearson PLC	531,760	$11,808,416
United Business Media Ltd.	261,645	2,842,258

		$14,650,674

Real Estate – 2.6%
Deutsche Annington Immobilien SE (a)	189,409	$4,690,257
Deutsche Wohnen AG (a)	421,463	7,824,487
Deutsche Wohnen AG	520,923	10,057,950
GAGFAH S.A. (a)	24,900	366,528
LEG Immobilien AG	1,910	112,855
TAG Immobilien AG	457,930	5,531,172

		$28,583,249

Specialty Chemicals – 0.9%
Symrise AG	206,588	$9,520,800

Specialty Stores – 0.6%
Esprit Holdings Ltd. (a)	3,200,158	$6,165,658

Telecommunications – Wireless – 6.6%
KDDI Corp.	663,700	$40,776,175
NTT DoCoMo, Inc.	595,100	9,747,864
Vodafone Group PLC	5,714,795	22,428,292

		$72,952,331

Issuer	Shares/Par		Value ($)

COMMON STOCKS – continued
Telephone Services – 1.5%
China Unicom (Hong Kong) Ltd.		860,000	$1,290,992
TDC A.S.		1,073,186	10,409,771
Telecom Italia S.p.A. – Savings Shares		6,150,618	4,814,537

			$16,515,300

Tobacco – 3.8%
British American Tobacco PLC		369,464	$19,810,533
Japan Tobacco, Inc.		665,800	21,622,220

			$41,432,753

Trucking – 1.6%
Yamato Holdings Co. Ltd.		877,500	$17,714,984

Total Common Stocks (Identified Cost, $822,499,811)			$1,053,032,952

Issuer/Expiration Date/Strike Price	Par Amount of Contracts

PUT OPTIONS PURCHASED – 0.2%
JPY Currency – January 2014 @ $0.0102	JPY	646,022,802	$422,499
JPY Currency – April 2014 @ $0.0098	JPY	4,947,981,165	1,746,637
JPY Currency – June 2014 @ EUR 0.0071	JPY	960,031,205	417,614

Total Put Options Purchased (Premiums Paid, $1,073,903)			$2,586,750

CALL OPTIONS PURCHASED – 0.1%
EUR Currency – June 2014 @ JPY 152.75	EUR	11,024,633	$162,679
EUR Currency – December 2014 @ JPY 155.25	EUR	10,911,362	297,367
EUR Currency – October 2014 @ JPY 144.20	EUR	6,194,648	373,382

Total Call Options Purchased (Premiums Paid, $506,676)			$833,428

Issuer	Shares/Par

MONEY MARKET FUNDS – 3.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)		40,151,730	$40,151,730

Total Investments (Identified Cost, $864,232,120)			$1,096,604,860

OTHER ASSETS, LESS LIABILITIES – 0.3%			3,700,824

Net Assets – 100.0%			$1,100,305,684

8

MFS International Value Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

IPS	International Preference Stock

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

JPY	Japanese Yen

See Notes to Financial Statements

9

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $824,080,390)	$1,056,453,130
Underlying affiliated funds, at cost and value	40,151,730
Total investments, at value (identified cost, $864,232,120)	$1,096,604,860
Foreign currency, at value (identified cost, $146,376)	146,745
Receivables for
Investments sold	185,663
Fund shares sold	2,488,252
Interest and dividends	1,750,456
Other assets	8,520
Total assets		$1,101,184,496
Liabilities
Payables for
Investments purchased	$189,412
Fund shares reacquired	506,899
Payable to affiliates
Investment adviser	51,697
Shareholder servicing costs	168
Distribution and/or service fees	11,994
Payable for independent Trustees’ compensation	4
Accrued expenses and other liabilities	118,638
Total liabilities		$878,812
Net assets		$1,100,305,684
Net assets consist of
Paid-in capital	$852,438,610
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	232,411,606
Accumulated net realized gain (loss) on investments and foreign currency	(6,357,590)
Undistributed net investment income	21,813,058
Net assets		$1,100,305,684
Shares of beneficial interest outstanding		50,853,644

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$223,443,691	10,222,766	$21.86
Service Class	876,861,993	40,630,878	21.58

See Notes to Financial Statements

10

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$27,889,616
Interest	298,969
Dividends from underlying affiliated funds	44,433
Foreign taxes withheld	(1,767,963)
Total investment income		$26,465,055
Expenses
Management fee	$8,185,388
Distribution and/or service fees	1,763,651
Shareholder servicing costs	36,183
Administrative services fee	121,374
Independent Trustees’ compensation	17,081
Custodian fee	207,072
Shareholder communications	77,039
Audit and tax fees	55,874
Legal fees	8,799
Miscellaneous	47,961
Total expenses		$10,520,422
Fees paid indirectly	(19)
Reduction of expenses by investment adviser	(11,401)
Net expenses		$10,509,002
Net investment income		$15,956,053
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$22,239,785
Foreign currency	(495,217)
Net realized gain (loss) on investments and foreign currency		$21,744,568
Change in unrealized appreciation (depreciation)
Investments	$178,800,495
Translation of assets and liabilities in foreign currencies	36,956
Net unrealized gain (loss) on investments and foreign currency translation		$178,837,451
Net realized and unrealized gain (loss) on investments and foreign currency		$200,582,019
Change in net assets from operations		$216,538,072

See Notes to Financial Statements

11

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$15,956,053	$12,893,870
Net realized gain (loss) on investments and foreign currency	21,744,568	2,459,804
Net unrealized gain (loss) on investments and foreign currency translation	178,837,451	66,691,549
Change in net assets from operations	$216,538,072	$82,045,223
Distributions declared to shareholders
From net investment income	$(13,075,520)	$(7,900,234)
Change in net assets from fund share transactions	$173,034,754	$207,562,600
Total change in net assets	$376,497,306	$281,707,589
Net assets
At beginning of period	723,808,378	442,100,789
At end of period (including undistributed net investment income of $21,813,058 and $13,046,011, respectively)	$1,100,305,684	$723,808,378

See Notes to Financial Statements

12

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.34	$15.16	$15.59	$14.51	$12.03
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.38	$0.36	$0.26	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	4.42	2.05	(0.59)	1.05	2.64
Total from investment operations	$4.82	$2.43	$(0.23)	$1.31	$2.89
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.25)	$(0.20)	$(0.23)	$(0.41)
Net asset value, end of period (x)	$21.86	$17.34	$15.16	$15.59	$14.51
Total return (%) (k)(r)(s)(x)	27.98	16.16	(1.52)	9.11	25.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.98	1.01	1.06	1.09
Expenses after expense reductions (f)	0.96	0.98	N/A	N/A	N/A
Net investment income	2.00	2.33	2.28	1.79	2.00
Portfolio turnover	11	16	16	28	49
Net assets at end of period (000 omitted)	$223,444	$182,382	$60,532	$68,356	$63,978

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.14	$14.99	$15.43	$14.38	$11.91
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.38	$0.31	$0.20	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	4.38	2.00	(0.58)	1.05	2.62
Total from investment operations	$4.71	$2.38	$(0.27)	$1.25	$2.85
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$(0.17)	$(0.20)	$(0.38)
Net asset value, end of period (x)	$21.58	$17.14	$14.99	$15.43	$14.38
Total return (%) (k)(r)(s)(x)	27.63	15.93	(1.78)	8.78	25.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.23	1.26	1.31	1.34
Expenses after expense reductions (f)	1.21	1.23	N/A	N/A	N/A
Net investment income	1.68	2.35	1.98	1.43	1.83
Portfolio turnover	11	16	16	28	49
Net assets at end of period (000 omitted)	$876,862	$541,427	$381,569	$325,202	$206,006

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s

14

MFS International Value Portfolio

Notes to Financial Statements – continued

valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$276,622,899	$—	$—	$276,622,899
United Kingdom	275,704,822	—	—	275,704,822
Switzerland	142,435,296	—	—	142,435,296
Germany	97,685,270	—	—	97,685,270
France	64,380,345	—	—	64,380,345
Netherlands	40,557,346	—	—	40,557,346
Australia	17,966,073	7,493,514	—	25,459,587
Sweden	24,044,286	—	—	24,044,286
Spain	22,028,916	—	—	22,028,916
Other Countries	64,537,824	19,576,361	—	84,114,185
Purchased Currency Options	—	3,420,178	—	3,420,178
Mutual Funds	40,151,730	—	—	40,151,730
Total Investments	$1,066,114,807	$30,490,053	$—	$1,096,604,860

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $844,640,539 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/12	$0
Realized gain (loss)	(1,294,039)
Change in unrealized appreciation (depreciation)	1,294,039
Disposition of worthless securities	0
Balance as of 12/31/13	$—

15

MFS International Value Portfolio

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Purchased Currency Options	$3,420,178

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Foreign currency	Investments (Purchased Options)
Foreign Exchange	$(216,359)	$3,153,448

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$1,736,074

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

16

MFS International Value Portfolio

Notes to Financial Statements – continued

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

17

MFS International Value Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$13,075,520	$7,900,234

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$868,327,202
Gross appreciation	242,803,754
Gross depreciation	(14,526,096)
Net unrealized appreciation (depreciation)	$228,277,658
Undistributed ordinary income	21,860,847
Capital loss carryforwards	(2,262,508)
Other temporary differences	(8,923)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/17	$(1,169,567)
12/31/18	(1,092,941)
Total	$(2,262,508)

18

MFS International Value Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$3,069,631	$1,091,327
Service Class	10,005,889	6,808,907
Total	$13,075,520	$7,900,234

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $9,247, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $35,895, which equated to 0.0039% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $288.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0133% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,456 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the

19

MFS International Value Portfolio

Notes to Financial Statements – continued

payments made by the fund in the amount of $2,154, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $259,556,354 and $95,389,316, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,633,979	$32,222,129	7,497,848	$125,694,409
Service Class	13,094,627	257,293,254	10,941,466	175,785,767
	14,728,606	$289,515,383	18,439,314	$301,480,176
Shares issued to shareholders in reinvestment of distributions
Initial Class	153,175	$3,069,631	66,342	$1,091,327
Service Class	505,093	10,005,889	418,238	6,808,907
	658,268	$13,075,520	484,580	$7,900,234
Shares reacquired
Initial Class	(2,079,399)	$(40,729,245)	(1,042,544)	$(17,035,479)
Service Class	(4,549,729)	(88,826,904)	(5,227,172)	(84,782,331)
	(6,629,128)	$(129,556,149)	(6,269,716)	$(101,817,810)
Net change
Initial Class	(292,245)	$(5,437,485)	6,521,646	$109,750,257
Service Class	9,049,991	178,472,239	6,132,532	97,812,343
	8,757,746	$173,034,754	12,654,178	$207,562,600

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 6%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $4,191 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

20

MFS International Value Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	31,817,466	180,684,947	(172,350,683)	40,151,730

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$44,433	$40,151,730

21

MFS International Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

22

MFS International Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

23

MFS International Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Benjamin Stone Barnaby Wiener

24

MFS International Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, including more recent performance information, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS International Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

26

MFS International Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $24,769,850. The fund intends to pass through foreign tax credits of $1,260,968 for the fiscal year.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2013

MFS® GLOBAL GROWTH PORTFOLIO

MFS® Variable Insurance Trust II

WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
LVMH Moet Hennessy Louis Vuitton S.A.	2.5%
Google, Inc., “A”	2.4%
Accenture PLC, “A”	2.3%
Compass Group PLC	2.3%
Groupe Danone	2.2%
Pernod Ricard S.A.	2.1%
Schlumberger Ltd.	1.9%
Nestle S.A.	1.9%
Danaher Corp.	1.8%
Colgate-Palmolive Co.	1.7%

Equity sectors
Consumer Staples	16.4%
Technology	12.0%
Industrial Goods & Services	11.4%
Health Care	11.4%
Retailing	11.0%
Financial Services	10.1%
Special Products & Services	8.6%
Leisure	6.6%
Basic Materials	5.1%
Energy	4.0%
Transportation	1.8%
Autos & Housing	1.1%

Issuer country weightings (x)
United States	51.6%
United Kingdom	12.4%
France	10.4%
Switzerland	6.8%
Germany	3.7%
Brazil	3.1%
Taiwan	1.6%
Denmark	1.5%
Japan	1.3%
Other Countries	7.6%

Currency exposure weightings (y)
United States Dollar	52.5%
Euro	16.4%
British Pound Sterling	12.4%
Swiss Franc	6.8%
Brazilian Real	3.1%
Taiwan Dollar	1.6%
Danish Krone	1.5%
Japanese Yen	1.3%
South Korean Won	1.2%
Other Currencies	3.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Global Growth Portfolio (“fund”) provided a total return of 21.26%, while Service Class shares of the fund provided a total return of 20.94%. These returns compare with a return of 23.62% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Stock selection in the retailing sector was a primary detractor from performance relative to the MSCI All Country World Growth Index. The fund’s overweight positions in global sourcing and supply chain management company Li & Fung (Hong Kong), apparel manufacturer Cia. Hering (Brazil), luxury goods company LVMH (France) and apparel retailer Lojas Renner (Brazil) detracted from relative performance as all four stocks lagged the benchmark over the period. Li & Fung shares traded lower early in the period after the company announced weak earnings related to decreased operating income driven by a slower-than-expected recovery at its US-based business unit.

Within the health care sector, stock selection weakened relative returns. Not owning strong-performing biopharmaceutical company Gilead Sciences (United States) hindered relative results.

Stock selection in the financial services sector also detracted from relative performance. The fund’s holdings of securities exchange BM&F Bovespa (b) (Brazil) and an overweight position in banking group Standard Chartered (United Kingdom) hindered relative results as both stocks posted weak performance for the period.

Stocks in other sectors that held back relative results included overweight positions in oil and gas turnkey contractor Saipem (Italy), wine and alcoholic beverage producer Pernod Ricard (France) and real estate company LPS Brasil (b) (Brazil). Shares of Saipem traded lower towards the middle of the period after management reported disappointing net profits, leading the stock to underperform the market. Management largely attributed the poor performance to its engineering and construction divisions having suffered from low-margin contracts signed in a highly-competitive market.

Contributors to Performance

The combination of strong stock selection and an underweight position in the basic materials sector contributed to relative performance. The fund’s avoidance of weak-performing mining giant BHP Billiton (Australia) boosted relative results.

An overweight allocation to the industrial goods & services sector also benefited relative returns as this sector outperformed the benchmark over the period. Within this sector, the fund’s holdings of building systems and aerospace products and services provider United Technologies (United States) and medical products and services provider Danaher (United States) aided relative results as both stocks outperformed the benchmark over the period.

An overweight allocation to the technology sector was another area of relative strength. Holdings of strong-performing internet search provider Naver (South Korea), internet services provider Yahoo Japan and internet search giant Google (United States) contributed to relative performance. Shares of Naver appreciated during the latter half of the period as the company reported sales results that beat consensus estimates on the back of strong game sales growth. Additionally, news that the company may consider listing its Japan-based messenger service business on the US stock market further supported the stock.

3

MFS Global Growth Portfolio

Management Review – continued

Elsewhere, overweight positions in life sciences supply company Thermo Fisher Scientific (United States), catering company Compass Group (United Kingdom), Walt Disney (United States) and advertising firm Publicis Groupe (France) strengthened relative performance as all four stocks outperformed the benchmark over the reporting period. Shares of Thermo Fisher Scientific benefited from strong results throughout the year which exceeded expectations, despite on-going headwinds in its government and academic segments. In addition, investors appeared to have expected stronger future growth prospects on news of the company’s announced acquisition of life science tool company, Life Technologies Corp., which is expected to close in 2014.

The fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another positive factor for relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	21.26%	16.26%	8.17%
Service Class	8/24/01	20.94%	15.97%	7.91%

Comparative benchmark
MSCI All Country World Growth Index (f)		23.62%	16.52%	7.64%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	1.16%	$1,000.00	$1,158.38	$6.31
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
Service Class	Actual	1.41%	$1,000.00	$1,157.00	$7.67
	Hypothetical (h)	1.41%	$1,000.00	$1,018.10	$7.17

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 3.2%
Precision Castparts Corp.	1,559	$419,839
Rolls-Royce Holdings PLC	27,900	589,063
United Technologies Corp.	8,970	1,020,786

		$2,029,688

Alcoholic Beverages – 4.7%
Carlsberg A.S., “B”	4,458	$495,247
Diageo PLC	24,868	823,603
Heineken N.V.	4,791	323,485
Pernod Ricard S.A.	11,670	1,329,466

		$2,971,801

Apparel Manufacturers – 6.0%
Burberry Group PLC	10,214	$256,414
Cia. Hering S.A.	27,700	351,056
Compagnie Financiere Richemont S.A.	4,143	412,419
Li & Fung Ltd.	411,600	531,879
LVMH Moet Hennessy Louis Vuitton S.A.	8,804	1,606,006
NIKE, Inc., “B”	5,460	429,374
VF Corp.	4,277	266,628

		$3,853,776

Automotive – 0.6%
Johnson Controls, Inc.	7,420	$380,646

Broadcasting – 4.8%
Discovery Communications, Inc., “A” (a)	3,420	$309,236
Publicis Groupe S.A.	7,524	688,429
Time Warner, Inc.	10,650	742,518
Viacom, Inc., “B”	4,050	353,727
Walt Disney Co.	12,340	942,776

		$3,036,686

Brokerage & Asset Managers – 2.3%
BM&F Bovespa S.A.	125,700	$589,273
Franklin Resources, Inc.	14,703	848,804

		$1,438,077

Business Services – 8.6%
Accenture PLC, “A”	18,070	$1,485,715
Brenntag AG	3,371	624,901
Cognizant Technology Solutions Corp., “A” (a)	7,090	715,948
Compass Group PLC	92,040	1,475,364
Experian Group Ltd.	34,716	640,416
Intertek Group PLC	9,135	476,201
LPS Brasil – Consultoria de Imoveis S.A.	15,000	91,809

		$5,510,354

Chemicals – 0.7%
Monsanto Co.	4,022	$468,764

Computer Software – 2.1%
Dassault Systems S.A.	4,238	$526,060

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
Oracle Corp.	21,780	$833,303

		$1,359,363

Computer Software – Systems – 2.7%
Apple, Inc.	533	$299,072
EMC Corp.	40,100	1,008,515
International Business Machines Corp.	2,187	410,216

		$1,717,803

Construction – 0.5%
Sherwin-Williams Co.	1,675	$307,363

Consumer Products – 4.6%
Colgate-Palmolive Co.	16,587	$1,081,638
Procter & Gamble Co.	10,700	871,087
Reckitt Benckiser Group PLC	12,075	958,389

		$2,911,114

Electrical Equipment – 7.3%
Amphenol Corp., “A”	4,230	$377,231
Danaher Corp.	14,730	1,137,156
Legrand S.A.	5,636	310,603
Mettler-Toledo International, Inc. (a)	2,952	716,126
Schneider Electric S.A.	5,241	457,117
Sensata Technologies Holding B.V. (a)	23,330	904,504
W.W. Grainger, Inc.	2,940	750,935

		$4,653,672

Electronics – 3.5%
Microchip Technology, Inc.	17,110	$765,673
Samsung Electronics Co. Ltd.	319	414,714
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	59,378	1,035,552

		$2,215,939

Energy – Independent – 1.0%
Occidental Petroleum Corp.	6,710	$638,121

Energy – Integrated – 0.6%
BG Group PLC	18,824	$404,452

Food & Beverages – 7.2%
Chr. Hansen Holding A.S.	11,801	$469,328
Groupe Danone	19,777	1,423,481
M. Dias Branco S.A. Industria e Comercio de Alimentos	7,100	300,943
Mead Johnson Nutrition Co., “A”	9,210	771,430
Nestle S.A.	16,818	1,231,114
PepsiCo, Inc.	4,820	399,771

		$4,596,067

Food & Drug Stores – 2.4%
CVS Caremark Corp.	13,190	$944,008
Jeronimo Martins SGPS S.A.	13,102	256,217
Sundrug Co. Ltd.	7,100	317,211

		$1,517,436

7

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 1.6%
Dollarama, Inc.	6,970	$578,794
Lojas Renner S.A.	8,200	212,017
Target Corp.	3,840	242,957

		$1,033,768

Internet – 3.7%
Google, Inc., “A” (a)	1,357	$1,520,803
Naver Corp. (a)	529	362,909
Yahoo Japan Corp.	87,800	487,731

		$2,371,443

Machinery & Tools – 0.9%
Schindler Holding AG	4,038	$594,349

Major Banks – 1.0%
Standard Chartered PLC	29,700	$668,871

Medical & Health Technology & Services – 1.5%
Express Scripts Holding Co. (a)	13,980	$981,955

Medical Equipment – 6.0%
Abbott Laboratories	13,720	$525,888
DENTSPLY International, Inc.	18,720	907,546
Essilor International S.A.	2,596	275,991
Sonova Holding AG	4,809	646,914
Thermo Fisher Scientific, Inc.	8,670	965,405
Waters Corp. (a)	4,830	483,000

		$3,804,744

Metals & Mining – 1.2%
Rio Tinto Ltd.	13,800	$779,143

Oil Services – 2.4%
Saipem S.p.A.	13,292	$284,527
Schlumberger Ltd.	13,800	1,243,518

		$1,528,045

Other Banks & Diversified Financials – 6.8%
Credicorp Ltd.	4,091	$542,998
HDFC Bank Ltd.	52,196	561,874
Itau Unibanco Holding S.A., ADR	28,956	392,933
Julius Baer Group Ltd.	15,229	731,361
MasterCard, Inc., “A”	788	658,342
Sberbank of Russia, ADR	29,829	375,249
Visa, Inc., “A”	4,761	1,060,179

		$4,322,936

Pharmaceuticals – 3.9%
Allergan, Inc.	3,181	$353,345
Bayer AG	5,421	760,309

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
Johnson & Johnson	6,440	$589,840
Zoetis, Inc.	23,120	755,793

		$2,459,287

Railroad & Shipping – 1.1%
Kuehne & Nagel, Inc. AG	5,410	$710,174

Restaurants – 1.8%
McDonald’s Corp.	6,985	$677,755
Whitbread PLC	7,879	489,402

		$1,167,157

Specialty Chemicals – 3.1%
Croda International PLC	9,143	$371,998
Linde AG	3,271	684,212
Praxair, Inc.	4,915	639,097
Symrise AG	6,592	303,798

		$1,999,105

Specialty Stores – 1.0%
Industria de Diseno Textil S.A.	3,828	$630,888

Trucking – 0.7%
Expeditors International of Washington, Inc.	9,750	$431,438

Total Common Stocks (Identified Cost, $50,534,383)		$63,494,425

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	26	$26

Total Investments (Identified Cost, $50,534,409)		$63,494,451

OTHER ASSETS, LESS LIABILITIES – 0.5%		307,065

Net Assets – 100.0%		$63,801,516

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $50,534,383)	$63,494,425
Underlying affiliated funds, at cost and value	26
Total investments, at value (identified cost, $50,534,409)	$63,494,451
Foreign currency, at value (identified cost, $1)	1
Receivables for
Investments sold	420,722
Fund shares sold	19,882
Dividends	66,966
Other assets	892
Total assets		$64,002,914
Liabilities
Payable to custodian	$59,176
Payable for fund shares reacquired	85,202
Payable to affiliates
Investment adviser	3,089
Shareholder servicing costs	10
Distribution and/or service fees	49
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	53,870
Total liabilities		$201,398
Net assets		$63,801,516
Net assets consist of
Paid-in capital	$51,151,534
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,960,787
Accumulated net realized gain (loss) on investments and foreign currency	(604,667)
Undistributed net investment income	293,862
Net assets		$63,801,516
Shares of beneficial interest outstanding		2,950,547

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$60,187,656	2,782,812	$21.63
Service Class	3,613,860	167,735	21.55

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$1,085,371
Interest	5,849
Dividends from underlying affiliated funds	388
Foreign taxes withheld	(60,325)
Total investment income		$1,031,283
Expenses
Management fee	$556,149
Distribution and/or service fees	7,746
Shareholder servicing costs	2,745
Administrative services fee	18,928
Independent Trustees’ compensation	2,622
Custodian fee	58,053
Shareholder communications	11,102
Audit and tax fees	61,616
Legal fees	461
Miscellaneous	14,905
Total expenses		$734,327
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(732)
Net expenses		$733,594
Net investment income		$297,689
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$6,448,144
Foreign currency	(2,754)
Net realized gain (loss) on investments and foreign currency		$6,445,390
Change in unrealized appreciation (depreciation)
Investments	$5,165,421
Translation of assets and liabilities in foreign currencies	1,112
Net unrealized gain (loss) on investments and foreign currency translation		$5,166,533
Net realized and unrealized gain (loss) on investments and foreign currency		$11,611,923
Change in net assets from operations		$11,909,612

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$297,689	$411,150
Net realized gain (loss) on investments and foreign currency	6,445,390	2,479,819
Net unrealized gain (loss) on investments and foreign currency translation	5,166,533	8,178,684
Change in net assets from operations	$11,909,612	$11,069,653
Distributions declared to shareholders
From net investment income	$(404,001)	$(430,008)
Change in net assets from fund share transactions	$(8,155,939)	$(9,597,983)
Total change in net assets	$3,349,672	$1,041,662
Net assets
At beginning of period	60,451,844	59,410,182
At end of period (including undistributed net investment income of $293,862 and $402,928, respectively)	$63,801,516	$60,451,844

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.96	$15.11	$16.26	$14.65	$10.62
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.11	$0.11	$0.10	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.70	2.86	(1.15)	1.62	4.07
Total from investment operations	$3.80	$2.97	$(1.04)	$1.72	$4.17
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.12)	$(0.11)	$(0.11)	$(0.14)
Net asset value, end of period (x)	$21.63	$17.96	$15.11	$16.26	$14.65
Total return (%) (k)(r)(s)(x)	21.26	19.72	(6.38)	11.80	39.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.19	1.22	1.19	1.34
Expenses after expense reductions (f)	1.17	1.19	N/A	N/A	N/A
Net investment income	0.49	0.68	0.72	0.66	0.85
Portfolio turnover	33	40	36	61	76
Net assets at end of period (000 omitted)	$60,188	$57,300	$56,309	$71,546	$75,171

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.89	$15.04	$16.18	$14.58	$10.55
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.07	$0.08	$0.06	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	3.69	2.86	(1.16)	1.62	4.05
Total from investment operations	$3.74	$2.93	$(1.08)	$1.68	$4.12
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.06)	$(0.08)	$(0.09)
Net asset value, end of period (x)	$21.55	$17.89	$15.04	$16.18	$14.58
Total return (%) (k)(r)(s)(x)	20.94	19.49	(6.67)	11.53	39.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.44	1.47	1.44	1.59
Expenses after expense reductions (f)	1.42	1.44	N/A	N/A	N/A
Net investment income	0.23	0.44	0.49	0.42	0.58
Portfolio turnover	33	40	36	61	76
Net assets at end of period (000 omitted)	$3,614	$3,152	$3,101	$4,098	$5,002

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

13

MFS Global Growth Portfolio

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$32,637,769	$—	$—	$32,637,769
United Kingdom	7,933,316	—	—	7,933,316
France	6,617,153	—	—	6,617,153
Switzerland	4,326,332	—	—	4,326,332
Germany	2,373,220	—	—	2,373,220
Brazil	1,938,031	—	—	1,938,031
Taiwan	1,035,552	—	—	1,035,552
Denmark	—	964,575	—	964,575
Japan	804,943	—	—	804,943
Other Countries	4,331,655	531,879	—	4,863,534
Mutual Funds	26	—	—	26
Total Investments	$61,997,997	$1,496,454	$—	$63,494,451

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $21,558,511 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferral.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$404,001	$430,008

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$50,551,315
Gross appreciation	14,492,806
Gross depreciation	(1,549,670)
Net unrealized appreciation (depreciation)	$12,943,136
Undistributed ordinary income	294,225
Capital loss carryforwards	(587,761)
Other temporary differences	382

15

MFS Global Growth Portfolio

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/17	$(587,761)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$392,147	$414,299
Service Class	11,854	15,709
Total	$404,001	$430,008

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $574, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $2,727, which equated to 0.0044% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $18.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services.

16

MFS Global Growth Portfolio

Notes to Financial Statements – continued

The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0306% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $374 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $158, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $20,294,953 and $28,672,993, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	35,748	$711,946	26,437	$433,659
Service Class	40,640	835,599	26,595	450,556
	76,388	$1,547,545	53,032	$884,215
Shares issued to shareholders in reinvestment of distributions
Initial Class	20,007	$392,147	24,838	$414,299
Service Class	607	11,854	945	15,709
	20,614	$404,001	25,783	$430,008
Shares reacquired
Initial Class	(462,799)	$(9,130,525)	(588,888)	$(9,932,676)
Service Class	(49,690)	(976,960)	(57,532)	(979,530)
	(512,489)	$(10,107,485)	(646,420)	$(10,912,206)
Net change
Initial Class	(407,044)	$(8,026,432)	(537,613)	$(9,084,718)
Service Class	(8,443)	(129,507)	(29,992)	(513,265)
	(415,487)	$(8,155,939)	(567,605)	$(9,597,983)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $287 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Global Growth Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	207,579	11,429,093	(11,636,646)	26

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$388	$26

18

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

19

MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

20

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers David Antonelli Jeffrey Constantino

21

MFS Global Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

22

MFS Global Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

23

MFS Global Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2013

MFS® BOND PORTFOLIO

MFS® Variable Insurance Trust II

BDS-ANN

MFS® BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Bond Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	66.7%
High Yield Corporates	19.9%
Emerging Markets Bonds	5.3%
Commercial Mortgage-Backed Securities	0.9%
Collateralized Debt Obligations	0.2%
Non-U.S. Government Bonds	0.2%
Asset-Backed Securities	0.1%
Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AA	0.3%
A	14.8%
BBB	56.3%
BB	18.7%
B	2.8%
CCC (o)	0.0%
CC	0.1%
C	0.1%
D	0.2%
Federal Agencies (o)	0.0%
Not Rated (o)	0.0%
Cash & Other	6.7%

Portfolio facts (i)
Average Duration (d)	4.9
Average Effective Maturity (m)	7.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Bond Portfolio (“fund”) provided a total return of –0.27%, while Service Class shares of the fund provided a total return of –0.51%. These compare with a return of –2.01% over the same period for the fund’s benchmark, the Barclays U.S. Credit Bond Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

The fund’s yield curve (y) positioning, particularly a lesser exposure to shifts in the long portion of the yield curve (centered around maturities of 10 or more years), was a positive factor for performance relative to the Barclays U.S. Credit Bond Index as interest rates rose over the period.

A greater exposure to “BB” rated (r) bonds also benefited relative performance. The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was a contributor to relative results. Additionally, a greater exposure to corporate bonds in the financial (excluding banks) and industrial sectors benefited relative performance as both sectors generated positive relative performance during the period.

Detractors from Performance

A lesser exposure to debt in the banking and utility sectors hindered relative performance as both of these sectors turned in positive results for the reporting period.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(0.27)%	10.92%	5.87%
Service Class	8/24/01	(0.51)%	10.65%	5.60%

Comparative benchmark
Barclays U.S. Credit Bond Index (f)		(2.01)%	7.89%	5.23%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.68%	$1,000.00	$1,022.91	$3.47
	Hypothetical (h)	0.68%	$1,000.00	$1,021.78	$3.47
Service Class	Actual	0.93%	$1,000.00	$1,021.65	$4.74
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Bond Portfolio

PORTFOLIO OF INVESTMENTS 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 92.1%
Aerospace – 0.3%
BE Aerospace, Inc., 5.25%, 2022	$773,000	$784,595

Airlines – 0.1%
Continental Airlines, Inc., 7.25%, 2021	$309,779	$354,697

Apparel Manufacturers – 1.2%
Hanesbrands, Inc., 6.375%, 2020	$1,269,000	$1,386,383
PVH Corp., 7.375%, 2020	1,702,000	1,874,328
PVH Corp., 4.5%, 2022	190,000	180,025

		$3,440,736

Asset-Backed & Securitized – 1.2%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.767%, 2040 (z)	$287,876	$152,241
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	67,345	69,029
Commercial Mortgage Acceptance Corp., FRN, 1.988%, 2030 (i)	274,495	12,676
Falcon Franchise Loan LLC, FRN, 12.796%, 2025 (i)(z)	173,537	58,829
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)	48,869	50,042
GMAC LLC, FRN, 8.071%, 2034 (d)(n)(q)	524,035	419,281
Greenwich Capital Commercial Funding Corp., FRN, 5.819%, 2038	350,000	382,076
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.805%, 2049	1,195,039	1,329,104
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.444%, 2042 (n)	765,072	160,566
KKR Financial CLO Ltd., “C”, FRN, 1.69%, 2021 (n)	505,395	488,666
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.175%, 2030 (i)	329,687	9,111
Morgan Stanley Capital I, Inc., FRN, 0.935%, 2030 (i)(n)	1,164,393	33,332
Spirit Master Funding LLC, 5.05%, 2023 (z)	272,096	279,578

		$3,444,531

Automotive – 5.1%
American Honda Finance Corp., 2.125%, 2017 (n)	$1,672,000	$1,690,235
Delphi Corp., 6.125%, 2021	1,271,000	1,409,221
Ford Motor Credit Co. LLC, 4.207%, 2016	560,000	596,666
General Motors Financial Co., 2.75%, 2016 (z)	170,000	172,125
Harley Davidson Financial Services, 1.15%, 2015 (n)	607,000	609,001
Harley-Davidson Financial Services, 3.875%, 2016 (n)	1,061,000	1,118,930
Harley-Davidson Financial Services, 2.7%, 2017 (n)	942,000	965,344
Lear Corp., 8.125%, 2020	1,898,000	2,092,545
Lear Corp., 4.75%, 2023 (n)	75,000	70,313
Nissan Motor Acceptance Corp., 1.95%, 2017 (n)	908,000	900,693

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
TRW Automotive, Inc., 4.5%, 2021 (n)	$940,000	$949,400
TRW Automotive, Inc., 7.25%, 2017 (n)	1,613,000	1,850,918
Volkswagen International Finance N.V., 1.15%, 2015 (n)	1,895,000	1,910,380
Volkswagen International Finance N.V., 2.375%, 2017 (n)	500,000	512,955

		$14,848,726

Biotechnology – 1.2%
Life Technologies Corp., 6%, 2020	$2,997,000	$3,439,921

Broadcasting – 2.8%
CBS Corp., 8.875%, 2019	$760,000	$971,183
CBS Corp., 5.75%, 2020	440,000	493,370
Discovery Communications, Inc., 4.875%, 2043	584,000	536,854
Myriad International Holdings B.V., 6.375%, 2017 (n)	411,000	457,751
Myriad International Holdings B.V., 6%, 2020 (n)	1,000,000	1,070,000
News America, Inc., 8.5%, 2025	770,000	968,793
Omnicom Group, Inc., 3.625%, 2022	1,283,000	1,240,644
SES S.A., 3.6%, 2023 (n)	346,000	322,375
SIRIUS XM Radio, Inc., 5.875%, 2020 (n)	25,000	25,500
SIRIUS XM Radio, Inc., 5.75%, 2021 (n)	1,375,000	1,388,750
WPP Finance, 8%, 2014	366,000	384,210
WPP Finance, 3.625%, 2022	404,000	389,050

		$8,248,480

Brokerage & Asset Managers – 0.4%
Franklin Resources, Inc., 1.375%, 2017	$374,000	$365,469
TD Ameritrade Holding Co., 4.15%, 2014	855,000	882,753

		$1,248,222

Building – 1.6%
Mohawk Industries, Inc., 6.125%, 2016	$2,090,000	$2,288,550
Mohawk Industries, Inc., 3.85%, 2023	999,000	949,050
Owens Corning, Inc., 6.5%, 2016	451,000	500,434
Owens Corning, Inc., 4.2%, 2022	914,000	871,494

		$4,609,528

Business Services – 1.1%
Fidelity National Information Services, Inc., 2%, 2018	$135,000	$131,212
Fidelity National Information Services, Inc., 5%, 2022	1,270,000	1,296,988
Fidelity National Information Services, Inc., 3.5%, 2023	416,000	378,587
Tencent Holdings Ltd., 3.375%, 2018 (n)	1,273,000	1,286,681

		$3,093,468

Cable TV – 3.2%
CCO Holdings LLC, 5.25%, 2022	$1,894,000	$1,768,523
Comcast Corp., 4.65%, 2042	628,000	582,339

6

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Cable TV – continued
Cox Communications, Inc., 6.25%, 2018 (n)	$261,000	$297,558
DIRECTV Holdings LLC, 5.875%, 2019	490,000	554,748
DIRECTV Holdings LLC, 6.375%, 2041	690,000	713,242
DIRECTV Holdings LLC, 5.15%, 2042	750,000	671,364
Lynx I Corp., 5.375%, 2021 (n)	275,000	275,000
NBCUniversal Enterprise, Inc., 1.974%, 2019 (n)	578,000	565,062
Time Warner Cable, Inc., 8.25%, 2019	850,000	995,279
Time Warner Cable, Inc., 5%, 2020	354,000	359,054
Time Warner Cable, Inc., 4.5%, 2042	1,002,000	756,581
Time Warner Entertainment Co. LP, 8.375%, 2033	266,000	289,127
Videotron Ltee, 5%, 2022	1,555,000	1,520,013

		$9,347,890

Chemicals – 2.7%
Celanese U.S. Holdings LLC, 4.625%, 2022	$741,000	$709,508
CF Industries, Inc., 3.45%, 2023	62,000	56,529
Dow Chemical Co., 8.55%, 2019	1,413,000	1,823,512
FMC Corp., 4.1%, 2024	1,103,000	1,093,461
LyondellBasell Industries N.V., 5%, 2019	1,614,000	1,791,574
LyondellBasell Industries N.V., 6%, 2021	1,256,000	1,442,649
NOVA Chemicals Corp., 5.25%, 2023 (n)	956,000	984,680

		$7,901,913

Computer Software – 0.0%
Seagate Technology HDD Holdings, 6.8%, 2016	$27,000	$30,510
VeriSign, Inc., 4.625%, 2023	30,000	28,650

		$59,160

Computer Software – Systems – 0.1%
Seagate HDD Cayman, 3.75%, 2018 (n)	$442,000	$446,970

Conglomerates – 0.6%
Ingersoll-Rand Global Holding Co., Ltd., 5.75%, 2043 (n)	$567,000	$573,575
Roper Industries, Inc., 1.85%, 2017	1,171,000	1,160,271

		$1,733,846

Consumer Products – 1.0%
Mattel, Inc., 1.7%, 2018	$393,000	$383,797
Mattel, Inc., 5.45%, 2041	630,000	627,414
Newell Rubbermaid, Inc., 2.05%, 2017	589,000	583,350
Newell Rubbermaid, Inc., 4.7%, 2020	501,000	524,862
Tupperware Brands Corp., 4.75%, 2021	847,000	850,770

		$2,970,193

Consumer Services – 1.2%
ADT Corp., 4.125%, 2023	$1,820,000	$1,612,757
Experian Finance PLC, 2.375%, 2017 (n)	807,000	794,500
Service Corp. International, 7%, 2019	450,000	481,500
Service Corp. International, 5.375%, 2022 (n)	170,000	172,125
Western Union Co., 3.35%, 2019	374,000	373,120

		$3,434,002

Issuer	Shares/Par	Value ($)

BONDS – continued
Containers – 0.9%
Ball Corp., 5%, 2022	$576,000	$570,240
Ball Corp., 4%, 2023	430,000	384,850
Crown American LLC, 4.5%, 2023	1,945,000	1,818,575

		$2,773,665

Defense Electronics – 0.5%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$1,358,000	$1,570,790

Electronics – 0.9%
Flextronics International Ltd., 4.625%, 2020	$1,522,000	$1,483,950
Jabil Circuit, Inc., 4.7%, 2022	399,000	383,040
Tyco Electronics Group S.A., 6.55%, 2017	360,000	411,822
Tyco Electronics Group S.A., 2.375%, 2018	229,000	225,693
Tyco Electronics Group S.A., 3.5%, 2022	252,000	239,073

		$2,743,578

Emerging Market Quasi-Sovereign – 0.1%
Gaz Capital S.A., 8.125%, 2014 (n)	$409,000	$425,442

Energy – Independent – 3.9%
Anadarko Petroleum Corp., 6.375%, 2017	$1,337,000	$1,534,375
Concho Resources, Inc., 5.5%, 2023	1,203,000	1,239,090
Continental Resources, Inc., 4.5%, 2023	492,000	498,765
EQT Corp., 4.875%, 2021	253,000	259,108
Hess Corp., 8.125%, 2019	440,000	546,257
Noble Energy, Inc., 4.15%, 2021	1,920,000	1,971,506
Pioneer Natural Resources Co., 6.65%, 2017	1,100,000	1,253,789
Pioneer Natural Resources Co., 7.5%, 2020	1,518,000	1,838,640
Southwestern Energy Co., 7.5%, 2018	1,851,000	2,192,019

		$11,333,549

Energy – Integrated – 1.0%
LUKOIL International Finance B.V., 3.416%, 2018 (n)	$713,000	$719,239
LUKOIL International Finance B.V., 4.563%, 2023 (n)	964,000	904,714
Murphy Oil Corp., 2.5%, 2017	1,309,000	1,316,396
Pacific Rubiales Energy Corp., 5.125%, 2023 (n)	100,000	91,750

		$3,032,099

Entertainment – 0.3%
Viacom, Inc., 3.5%, 2017	$800,000	$845,314

Financial Institutions – 4.4%
CIT Group, Inc., 4.25%, 2017	$353,000	$367,561
CIT Group, Inc., 5.25%, 2018	365,000	391,463
CIT Group, Inc., 6.625%, 2018 (n)	1,900,000	2,135,125
CIT Group, Inc., 5.5%, 2019 (n)	781,000	837,623
General Electric Capital Corp., 1.6%, 2017	883,000	876,808
General Electric Capital Corp., 5.5%, 2020	1,470,000	1,681,596
General Electric Capital Corp., 3.15%, 2022	1,000,000	966,227
International Lease Finance Corp., 7.125%, 2018 (n)	570,000	659,775
International Lease Finance Corp., 6.25%, 2019	1,147,000	1,241,628

7

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Financial Institutions – continued
International Lease Finance Corp., 5.875%, 2022	$1,000,000	$997,500
SLM Corp., 6.25%, 2016	727,000	785,160
SLM Corp., 6%, 2017	1,147,000	1,241,628
SLM Corp., 4.875%, 2019	161,000	160,341
SLM Corp., 8%, 2020	468,000	530,010

		$12,872,445

Food & Beverages – 5.5%
Anheuser-Busch InBev S.A., 7.75%, 2019	$98,000	$122,308
BFF International Ltd., 7.25%, 2020	1,129,000	1,241,900
Constellation Brands, Inc., 7.25%, 2016	1,119,000	1,270,065
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)	1,517,000	1,502,177
Heineken N.V., 1.4%, 2017 (n)	114,000	111,795
J.M. Smucker Co., 3.5%, 2021	880,000	872,488
JBS Investments GmbH, 7.75%, 2020 (n)	1,205,000	1,217,050
Kraft Foods Group, Inc., 6.5%, 2040	1,000,000	1,162,524
Pernod Ricard S.A., 5.75%, 2021 (n)	831,000	914,859
SABMiller Holdings, Inc., 3.75%, 2022 (n)	1,341,000	1,344,100
Smithfield Foods, Inc., 7.75%, 2017	1,370,000	1,606,325
Smithfield Foods, Inc., 6.625%, 2022	348,000	368,880
TreeHouse Foods, Inc., 7.75%, 2018	805,000	843,238
Tyson Foods, Inc., 6.6%, 2016	2,229,000	2,487,996
Tyson Foods, Inc., 4.5%, 2022	598,000	608,012
Wm. Wrigley Jr. Co., 2.9%, 2019 (n)	505,000	500,519

		$16,174,236

Food & Drug Stores – 1.1%
CVS Caremark Corp., 3.25%, 2015	$296,000	$305,962
CVS Caremark Corp., 5.75%, 2017	324,000	367,319
CVS Caremark Corp., 2.75%, 2022	500,000	460,751
CVS Caremark Corp., 5.75%, 2041	1,465,000	1,593,511
Walgreen Co., 1.8%, 2017	616,000	620,013

		$3,347,556

Forest & Paper Products – 1.7%
Fibria Overseas Finance Ltd., 7.5%, 2020 (n)	$1,703,000	$1,862,656
Georgia-Pacific LLC, 5.4%, 2020 (n)	806,000	899,479
Graphic Packaging Holding Co., 7.875%, 2018	597,000	647,745
International Paper Co., 6%, 2041	860,000	930,882
Packaging Corp. of America, 3.9%, 2022	712,000	690,695

		$5,031,457

Gaming & Lodging – 1.0%
Carnival Corp., 1.875%, 2017	$435,000	$431,998
Host Hotels & Resorts, Inc., REIT, 6.75%, 2016	300,000	304,324
Host Hotels & Resorts, Inc., REIT, 4.75%, 2023	157,000	157,833
Wyndham Worldwide Corp., 2.5%, 2018	811,000	807,880
Wyndham Worldwide Corp., 4.25%, 2022	1,227,000	1,195,845

		$2,897,880

Issuer	Shares/Par	Value ($)

BONDS – continued
Insurance – 1.7%
American International Group, Inc., 3.8%, 2017	$937,000	$1,000,269
American International Group, Inc., 6.4%, 2020	1,200,000	1,416,564
Prudential Financial, Inc., 4.75%, 2015	631,000	672,420
Unum Group, 7.125%, 2016	500,000	566,331
UnumProvident Corp., 6.85%, 2015 (n)	1,340,000	1,466,651

		$5,122,235

Insurance – Health – 1.4%
CIGNA Corp., 2.75%, 2016	$1,400,000	$1,457,042
CIGNA Corp., 5.375%, 2042	700,000	725,312
Humana, Inc., 7.2%, 2018	1,157,000	1,368,173
Wellpoint, Inc., 1.875%, 2018	618,000	610,813

		$4,161,340

Insurance – Property & Casualty – 2.8%
AXIS Capital Holdings Ltd., 5.75%, 2014	$855,000	$893,321
AXIS Capital Holdings Ltd., 5.875%, 2020	190,000	208,302
Chubb Corp., 6.375% to 2017, FRN to 2067	279,000	302,015
CNA Financial Corp., 5.875%, 2020	1,570,000	1,788,699
Marsh & McLennan Cos., Inc., 2.55%, 2018	678,000	678,654
Marsh & McLennan Cos., Inc., 4.8%, 2021	900,000	958,217
Swiss Re Ltd., 4.25%, 2042 (n)	468,000	400,712
XL Group PLC, 5.75%, 2021	1,110,000	1,244,767
XL Group PLC, 6.5% to 2017, FRN to 2049	663,000	652,226
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	896,000	952,000

		$8,078,913

International Market Quasi-Sovereign – 0.2%
Israel Electric Corp. Ltd., 6.875%, 2023 (n)	$542,000	$577,755

Machinery & Tools – 0.7%
Case New Holland, Inc., 7.875%, 2017	$1,334,000	$1,574,120
CNH Capital LLC, 3.625%, 2018	380,000	385,225

		$1,959,345

Major Banks – 6.5%
Bank of America Corp., 2%, 2018	$3,000,000	$2,993,346
Bank of America Corp., 5.65%, 2018	580,000	659,900
Bank of America Corp., 7.625%, 2019	500,000	619,836
Bank of America Corp., 5.625%, 2020	185,000	211,163
Bank of America Corp., FRN, 5.2%, 2049	637,000	560,560
Goldman Sachs Group, Inc., 5.625%, 2017	1,123,000	1,237,074
JPMorgan Chase & Co., 4.25%, 2020	893,000	945,467
JPMorgan Chase & Co., 4.5%, 2022	1,500,000	1,584,396
JPMorgan Chase & Co., 3.25%, 2022	904,000	864,991
Merrill Lynch & Co., Inc., 6.05%, 2016	349,000	383,955
Morgan Stanley, 1.75%, 2016	409,000	414,467
Morgan Stanley, 5.75%, 2016	906,000	1,011,204
Morgan Stanley, 5.5%, 2021	1,245,000	1,389,449
PNC Funding Corp., 5.625%, 2017	1,095,000	1,215,050
Regions Financial Corp., 2%, 2018	1,460,000	1,413,058
Royal Bank of Scotland PLC, 2.55%, 2015	1,054,000	1,077,986
Wachovia Corp., 6.605%, 2025	1,270,000	1,455,834

8

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Wells Fargo & Co., 5.375%, 2043	$881,000	$898,994

		$18,936,730

Medical & Health Technology & Services – 2.5%
Davita, Inc., 6.625%, 2020	$2,018,000	$2,164,305
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	1,775,000	1,961,375
Fresenius Medical Care US Finance II, Inc., 6.5%, 2018 (n)	734,000	829,420
HCA, Inc., 4.75%, 2023	1,409,000	1,324,460
McKesson Corp., 5.7%, 2017	770,000	858,140
McKesson Corp., 7.5%, 2019	120,000	145,828
McKesson Corp., 2.7%, 2022	158,000	141,276

		$7,424,804

Metals & Mining – 1.6%
Plains Exploration & Production Co., 6.875%, 2023	$1,900,000	$2,118,500
Rio Tinto Finance (USA) Ltd., 3.75%, 2021	600,000	604,931
Rio Tinto Finance (USA) PLC, 3.5%, 2022	351,000	343,945
Southern Copper Corp., 6.75%, 2040	1,680,000	1,622,111

		$4,689,487

Mortgage-Backed – 0.0%
Fannie Mae, 7.5%, 2030 – 2031	$53,351	$61,989

		$61,989

Natural Gas – Distribution – 0.9%
AmeriGas Finance LLC, 7%, 2022	$1,448,000	$1,571,080
ONEOK, Inc., 4.25%, 2022	1,000,000	939,442

		$2,510,522

Natural Gas – Pipeline – 4.0%
El Paso Pipeline Partners LP, 6.5%, 2020	$306,000	$351,040
El Paso Pipeline Partners LP, 5%, 2021	311,000	325,297
Energy Transfer Partners LP, 8.5%, 2014	1,004,000	1,025,123
Energy Transfer Partners LP, 9.7%, 2019	213,000	275,645
Energy Transfer Partners LP, 5.15%, 2043	1,112,000	1,012,653
Enterprise Products Partners LP, 6.3%, 2017	540,000	621,401
Enterprise Products Partners LP, 4.45%, 2043	473,000	416,307
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	267,000	295,035
Kinder Morgan Energy Partners LP, 5.125%, 2014	410,000	425,887
Kinder Morgan Energy Partners LP, 6.85%, 2020	370,000	439,352
Kinder Morgan Energy Partners LP, 7.4%, 2031	581,000	677,188
MarkWest Energy Partners LP, 4.5%, 2023	1,121,000	1,050,938
NiSource Finance Corp., 3.85%, 2023	1,106,000	1,062,585
NiSource Finance Corp., 4.8%, 2044	761,000	684,203
ONEOK Partners LP, 2%, 2017	447,000	444,631
Plains All American Pipeline, LP, 3.95%, 2015	1,290,000	1,356,579

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Spectra Energy Capital LLC, 8%, 2019	$942,000	$1,121,464
Williams Cos., Inc., 3.7%, 2023	209,000	182,138

		$11,767,466

Network & Telecom – 1.8%
AT&T, Inc., 1.4%, 2017	$1,463,000	$1,441,661
Empresa Nacional de Telecomunicaciones S.A., 4.875%, 2024 (n)	457,000	445,665
Verizon Communications, Inc., 3.65%, 2018	1,078,000	1,140,562
Verizon Communications, Inc., 4.5%, 2020	1,471,000	1,573,014
Verizon Communications, Inc., 6%, 2041	690,000	755,099

		$5,356,001

Other Banks & Diversified Financials – 3.3%
American Express Co., 2.65%, 2022	$368,000	$340,837
American Express Credit Corp., 2.375%, 2017	745,000	765,495
BB&T Corp., 3.95%, 2016	500,000	532,255
Capital One Bank (USA) N.A., 3.375%, 2023	1,200,000	1,113,853
Capital One Financial Corp., 2.15%, 2015	700,000	711,607
Citigroup, Inc., 1.25%, 2016	676,000	678,207
Discover Bank, 7%, 2020	2,197,000	2,552,367
Fifth Third Bancorp, 3.5%, 2022	673,000	655,328
Macquarie Group Ltd., 3%, 2018 (n)	1,029,000	1,024,319
Swedbank AB, 2.125%, 2017 (n)	1,238,000	1,237,864

		$9,612,132

Personal Computers & Peripherals – 0.3%
Equifax, Inc., 3.3%, 2022	$849,000	$782,511

Pharmaceuticals – 2.5%
Celgene Corp., 2.45%, 2015	$606,000	$622,535
Celgene Corp., 1.9%, 2017	1,583,000	1,574,876
Hospira, Inc., 6.05%, 2017	906,000	999,328
Hospira, Inc., 5.2%, 2020	360,000	373,078
Mylan, Inc., 2.55%, 2019	399,000	394,796
Mylan, Inc., 3.125%, 2023 (n)	500,000	453,025
Valeant Pharmaceuticals International, Inc., 5.625%, 2021 (z)	784,000	787,920
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)	1,013,000	1,090,241
Watson Pharmaceuticals, Inc., 1.875%, 2017	320,000	316,531
Watson Pharmaceuticals, Inc., 3.25%, 2022	414,000	385,553
Watson Pharmaceuticals, Inc., 4.625%, 2042	347,000	314,582

		$7,312,465

Pollution Control – 0.4%
Republic Services, Inc., 5.25%, 2021	$1,160,000	$1,263,001

Printing & Publishing – 2.1%
Gannett Co., Inc., 5.125%, 2019 (z)	$655,000	$681,200
Moody’s Corp., 4.5%, 2022	2,606,000	2,562,516

9

MFS Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Printing & Publishing – continued
Nielsen Finance LLC, 7.75%, 2018	$789,000	$852,120
Pearson Funding Four PLC, 3.75%, 2022 (n)	693,000	655,916
Pearson PLC, 4%, 2016 (n)	1,320,000	1,392,892

		$6,144,644

Railroad & Shipping – 0.5%
Canadian Pacific Railway Co., 7.25%, 2019	$424,000	$513,212
Canadian Pacific Railway Co., 4.5%, 2022	400,000	415,675
CSX Corp., 7.375%, 2019	365,000	442,600

		$1,371,487

Real Estate – 1.9%
Boston Properties LP, REIT, 3.7%, 2018	$754,000	$794,986
Boston Properties LP, REIT, 3.85%, 2023	1,131,000	1,103,326
Simon Property Group, Inc., REIT, 5.75%, 2015	440,000	476,590
Simon Property Group, Inc., REIT, 1.5%, 2018 (n)	503,000	488,421
Simon Property Group, Inc., REIT, 10.35%, 2019	1,026,000	1,387,693
WEA Finance LLC, 6.75%, 2019 (n)	1,044,000	1,240,631

		$5,491,647

Retailers – 2.7%
Dollar General Corp., 4.125%, 2017	$2,144,000	$2,275,466
Gap, Inc., 5.95%, 2021	2,613,000	2,883,767
Home Depot, Inc., 4.875%, 2044	641,000	646,679
Limited Brands, Inc., 7%, 2020	1,441,000	1,617,523
Limited Brands, Inc., 5.625%, 2022	479,000	489,778

		$7,913,213

Specialty Chemicals – 1.1%
Ecolab, Inc., 4.35%, 2021	$804,000	$832,549
Mexichem S.A.B. de C.V., 6.75%, 2042 (n)	1,459,000	1,386,050
Rockwood Specialties Group Co., 4.625%, 2020	966,000	986,528

		$3,205,127

Specialty Stores – 0.7%
Advance Auto Parts, Inc., 5.75%, 2020	$765,000	$830,405
Advance Auto Parts, Inc., 4.5%, 2022	433,000	438,795
Advance Auto Parts, Inc., 4.5%, 2023	723,000	721,472

		$1,990,672

Telecommunications – Wireless – 1.9%
American Tower Corp., REIT, 4.625%, 2015	$1,770,000	$1,851,300
American Tower Corp., REIT, 4.5%, 2018	1,150,000	1,231,426
American Tower Corp., REIT, 3.5%, 2023	371,000	337,730
Crown Castle International Corp., 5.25%, 2023	470,000	460,600

Issuer	Shares/Par	Value ($)

BONDS – continued
Telecommunications – Wireless – continued
Crown Castle Towers LLC, 6.113%, 2020 (n)	$955,000	$1,069,748
MTS International Funding Ltd., 5%, 2023 (n)	201,000	187,935
Rogers Cable, Inc., 5.5%, 2014	364,000	367,775
Vodafone Group PLC, 5.625%, 2017	201,000	224,780

		$5,731,294

Tobacco – 3.0%
Altria Group, Inc., 2.95%, 2023	$1,400,000	$1,269,421
Altria Group, Inc., 4%, 2024	231,000	225,403
B.A.T. International Finance PLC, 2.125%, 2017 (n)	1,052,000	1,063,391
Lorillard Tobacco Co., 2.3%, 2017	945,000	946,704
Lorillard Tobacco Co., 8.125%, 2019	2,001,000	2,436,230
Reynolds American, Inc., 6.75%, 2017	1,100,000	1,258,673
Reynolds American, Inc., 4.75%, 2042	1,810,000	1,603,202

		$8,803,024

Transportation – Services – 0.1%
ERAC USA Finance Co., 6.375%, 2017 (n)	$200,000	$231,345

Utilities – Electric Power – 2.4%
American Electric Power Co., Inc., 1.65%, 2017	$487,000	$476,960
Calpine Corp., 7.875%, 2020 (n)	1,147,000	1,255,965
CenterPoint Energy, Inc., 5.95%, 2017	800,000	896,716
CMS Energy Corp., 6.25%, 2020	1,010,000	1,166,447
CMS Energy Corp., 5.05%, 2022	209,000	225,318
Duke Energy Corp., 1.625%, 2017	488,000	484,720
Enersis S.A., 7.375%, 2014	686,000	687,306
PPL WEM Holdings PLC, 5.375%, 2021 (n)	1,057,000	1,122,502
PSEG Power LLC, 5.32%, 2016	288,000	316,859
System Energy Resources, Inc., 5.129%, 2014 (z)	129,046	129,161
Waterford 3 Funding Corp., 8.09%, 2017	435,627	434,124

		$7,196,078

Total Bonds (Identified Cost, $263,264,450)		$270,150,116

MONEY MARKET FUNDS – 6.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	19,504,889	$19,504,889

Total Investments (Identified Cost, $282,769,339)		$289,655,005

OTHER ASSETS, LESS LIABILITIES – 1.2%		3,569,418

Net Assets – 100.0%		$293,224,423

10

MFS Bond Portfolio

Portfolio of Investments – continued

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $56,640,486, representing 19.3% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.767%, 2040	3/01/06	$287,876	$152,241
Falcon Franchise Loan LLC, FRN, 12.796%, 2025	1/29/03	13,762	58,829
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	47,519	50,042
Gannett Co., Inc., 5.125%, 2019	9/26/13	646,937	681,200
General Motors Financial Co., 2.75%, 2016	5/07/13	170,000	172,125
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	269,743	279,578
System Energy Resources, Inc., 5.129%, 2014	4/16/04-9/08/04	129,122	129,161
Valeant Pharmaceuticals International, Inc., 5.625%, 2021	11/15/13-11/21/13	787,099	787,920
Total Restricted Securities			$2,311,096
% of Net assets			0.8%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

11

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $263,264,450)	$270,150,116
Underlying affiliated funds, at cost and value	19,504,889
Total investments, at value (identified cost, $282,769,339)	$289,655,005
Cash	337,160
Receivables for
Fund shares sold	341,163
Interest	3,456,009
Other assets	2,986
Total assets		$293,792,323
Liabilities
Payables for
Investments purchased	$337,160
Fund shares reacquired	153,025
Payable to affiliates
Investment adviser	9,158
Shareholder servicing costs	37
Distribution and/or service fees	2,894
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	65,619
Total liabilities		$567,900
Net assets		$293,224,423
Net assets consist of
Paid-in capital	$276,681,463
Unrealized appreciation (depreciation) on investments	6,885,666
Accumulated distributions in excess of net realized gain on investments	(1,290,565)
Undistributed net investment income	10,947,859
Net assets		$293,224,423
Shares of beneficial interest outstanding		25,528,495

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$81,921,461	7,075,138	$11.58
Service Class	211,302,962	18,453,357	11.45

See Notes to Financial Statements

12

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Interest	$12,475,598
Dividends from underlying affiliated funds	14,576
Foreign taxes withheld	(3,756)
Total investment income		$12,486,418
Expenses
Management fee	$1,779,916
Distribution and/or service fees	518,703
Shareholder servicing costs	6,667
Administrative services fee	47,444
Independent Trustees’ compensation	9,162
Custodian fee	36,911
Shareholder communications	25,356
Audit and tax fees	69,331
Legal fees	2,558
Miscellaneous	22,716
Total expenses		$2,518,764
Fees paid indirectly	(166)
Reduction of expenses by investment adviser	(3,504)
Net expenses		$2,515,094
Net investment income		$9,971,324
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$1,569,999
Change in unrealized appreciation (depreciation) on investments		$(13,036,800)
Net realized and unrealized gain (loss) on investments		$(11,466,801)
Change in net assets from operations		$(1,495,477)

See Notes to Financial Statements

13

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$9,971,324	$10,969,492
Net realized gain (loss) on investments	1,569,999	6,857,384
Net unrealized gain (loss) on investments	(13,036,800)	11,103,033
Change in net assets from operations	$(1,495,477)	$28,929,909
Distributions declared to shareholders
From net investment income	$(12,220,034)	$(13,345,100)
From net realized gain on investments	(5,130,772)	—
Total distributions declared to shareholders	$(17,350,806)	$(13,345,100)
Change in net assets from fund share transactions	$20,928,492	$19,367,944
Total change in net assets	$2,082,209	$34,952,753
Net assets
At beginning of period	291,142,214	256,189,461
At end of period (including undistributed net investment income of $10,947,859 and $12,168,768, respectively)	$293,224,423	$291,142,214

See Notes to Financial Statements

14

MFS Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.36	$11.67	$11.49	$10.84	$9.11
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.50	$0.57	$0.58	$0.59
Net realized and unrealized gain (loss) on investments	(0.48)	0.80	0.18	0.57	1.81
Total from investment operations	$(0.05)	$1.30	$0.75	$1.15	$2.40
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.61)	$(0.57)	$(0.50)	$(0.67)
From net realized gain on investments	(0.21)	—	—	—	—
Total distributions declared to shareholders	$(0.73)	$(0.61)	$(0.57)	$(0.50)	$(0.67)
Net asset value, end of period (x)	$11.58	$12.36	$11.67	$11.49	$10.84
Total return (%) (k)(r)(s)(x)	(0.27)	11.31	6.63	10.86	27.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.68	0.70	0.72	0.74
Expenses after expense reductions (f)	0.67	0.68	N/A	N/A	N/A
Net investment income	3.54	4.13	4.85	5.17	5.93
Portfolio turnover	38	57	55	58	71
Net assets at end of period (000 omitted)	$81,921	$95,361	$90,822	$95,584	$92,244

See Notes to Financial Statements

15

MFS Bond Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.23	$11.56	$11.40	$10.76	$9.04
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.47	$0.53	$0.55	$0.56
Net realized and unrealized gain (loss) on investments	(0.47)	0.78	0.18	0.57	1.80
Total from investment operations	$(0.08)	$1.25	$0.71	$1.12	$2.36
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.58)	$(0.55)	$(0.48)	$(0.64)
From net realized gain on investments	(0.21)	—	—	—	—
Total distributions declared to shareholders	$(0.70)	$(0.58)	$(0.55)	$(0.48)	$(0.64)
Net asset value, end of period (x)	$11.45	$12.23	$11.56	$11.40	$10.76
Total return (%) (k)(r)(s)(x)	(0.51)	11.00	6.30	10.67	27.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.93	0.95	0.97	0.99
Expenses after expense reductions (f)	0.92	0.93	N/A	N/A	N/A
Net investment income	3.29	3.86	4.59	4.90	5.64
Portfolio turnover	38	57	55	58	71
Net assets at end of period (000 omitted)	$211,303	$195,781	$165,367	$146,977	$96,293

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

16

MFS Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

17

MFS Bond Portfolio

Notes to Financial Statements – continued

principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$1,003,197	$—	$1,003,197
U.S. Corporate Bonds	—	224,621,762	—	224,621,762
Residential Mortgage-Backed Securities	—	61,989	—	61,989
Commercial Mortgage-Backed Securities	—	2,684,553	—	2,684,553
Asset-Backed Securities (including CDOs)	—	759,978	—	759,978
Foreign Bonds	—	41,018,637	—	41,018,637
Mutual Funds	19,504,889	—	—	19,504,889
Total Investments	$19,504,889	$270,150,116	$—	$289,655,005

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital

18

MFS Bond Portfolio

Notes to Financial Statements – continued

accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$15,106,585	$13,345,100
Long-term capital gains	2,244,221	—
Total distributions	$17,350,806	$13,345,100

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$284,836,061
Gross appreciation	9,947,384
Gross depreciation	(5,128,440)
Net unrealized appreciation (depreciation)	$4,818,944
Undistributed ordinary income	10,948,177
Undistributed long-term capital gain	776,157
Other temporary differences	(318)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$3,749,442	$4,578,734	$1,517,318	$—
Service Class	8,470,592	8,766,366	3,613,454	—
Total	$12,220,034	$13,345,100	$5,130,772	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.60%
Average daily net assets in excess of $1 billion	0.50%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $2,738, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

19

MFS Bond Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $6,616, which equated to 0.0022% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $51.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,761 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $766, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$2,355
Investments (non-U.S. Government securities)	$106,606,534	$109,260,778

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	702,584	$8,435,409	614,917	$7,492,743
Service Class	4,292,770	51,374,935	3,732,125	45,035,703
	4,995,354	$59,810,344	4,347,042	$52,528,446
Shares issued to shareholders in reinvestment of distributions
Initial Class	468,573	$5,266,760	383,158	$4,578,734
Service Class	1,085,718	12,084,046	740,403	8,766,366
	1,554,291	$17,350,806	1,123,561	$13,345,100
Shares reacquired
Initial Class	(1,811,428)	$(21,644,615)	(1,067,141)	$(12,999,556)
Service Class	(2,928,484)	(34,588,043)	(2,777,826)	(33,506,046)
	(4,739,912)	$(56,232,658)	(3,844,967)	$(46,505,602)
Net change
Initial Class	(640,271)	$(7,942,446)	(69,066)	$(928,079)
Service Class	2,450,004	28,870,938	1,694,702	20,296,023
	1,809,733	$20,928,492	1,625,636	$19,367,944

20

MFS Bond Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $1,380 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,689,612	114,773,035	(97,957,758)	19,504,889

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$14,576	$19,504,889

21

MFS Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

23

MFS Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Richard Hawkins Robert Persons

24

MFS Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Bond Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

26

MFS Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,469,000 as capital gain dividends paid during the fiscal year.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2013

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

MFS® Variable Insurance Trust II

MIS-ANN

MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Google, Inc., “A”	4.5%
Accenture PLC, “A”	4.0%
Visa, Inc., “A”	3.5%
Danaher Corp.	3.4%
Colgate-Palmolive Co.	3.1%
United Technologies Corp.	3.0%
Thermo Fisher Scientific, Inc.	2.9%
Oracle Corp.	2.8%
EMC Corp.	2.6%
Express Scripts Holding Co.	2.5%

Equity sectors
Technology	16.5%
Health Care	15.5%
Industrial Goods & Services	13.6%
Consumer Staples	12.9%
Financial Services	8.6%
Leisure	8.5%
Retailing	7.6%
Special Products & Services	5.6%
Energy	3.2%
Basic Materials	3.1%
Transportation	2.7%
Autos & Housing	1.6%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (“fund”) provided a total return of 30.39%, while Service Class shares of the fund provided a total return of 30.13%. These compare with a return of 33.48% over the same period for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Stock selection in the health care, transportation, and retailing sectors detracted from the fund’s performance relative to the Russell 1000 Growth Index. Within the health care sector, not holding shares of strong-performing biopharmaceutical company Gilead Sciences and medical research company Celgene dampened relative performance. Shares of Gilead Sciences appreciated steadily because of success in its newly launched single tablet regimens for HIV, Complera and Stribild. The market reacted positively to the prospects for Gilead’s Hepatitis C Virus treatment, Sobosfuvir, after the U.S. Food and Drug Administration (FDA) voted unanimously that the available data supported approval of its treatment of chronic hepatitis C in adult patients with genotype 2 and 3 infection. Within transportation, an overweight position in logistics company Expeditors International of Washington hindered relative performance. The fund’s holdings of poor-performing luxury goods retailer LVMH Moët Hennessy Louis Vuitton (b) was a top relative detractor within the retailing sector. Shares of LVMH Moët Hennessy Louis Vuitton came under pressure from weakening demand in its fashion and leather goods segment and a price increase in Japan.

Other individual stocks that detracted from relative performance included an overweight position in data storage systems provider EMC, and holdings of French alcoholic beverage company Pernod Ricard (b), food company Groupe Danone (b), and semiconductor firm Taiwan Semiconductor Manufacturing (b). Shares of Pernod Ricard declined as the company blamed a slowdown in emerging markets for a drop in sales, adding to concerns that China’s measures to crack down on corruption was negatively impacting spirits makers in the near term. Not holding shares of stand-out-performing social networking company Facebook and airline manufacturer Boeing also dampened relative performance as both stocks outperformed the benchmark during the reporting period.

Contributors to Performance

Stock selection in the financial services sector contributed to the fund’s relative performance. An overweight position in strong-performing global payments technology company Visa bolstered relative performance. Shares of Visa rose late in the reporting period as the company realized increased revenue. The rise was primarily driven by lower marketing expenses and better-than-expected operating margins, which was partially offset by lower net revenues triggered by lower data processing fees and higher incentives.

The fund’s avoidance of the poor-performing utilities & communications sector also helped relative performance as this sector lagged the benchmark during the reporting period.

An underweight position in the technology sector was another positive factor for relative performance. Here, underweight positions in poor-performing technology companies Apple and International Business Machines (IBM) helped relative results as both stocks turned in weak performance during the reporting period. Shares of IBM declined steadily throughout the reporting period due to soft demand in emerging markets, primarily China. The fund’s overweight position in online search engine Google was another area of relative strength for the fund.

3

MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

Elsewhere, holdings of medical device company Thermo Fisher Scientific (b), industrial firm Johnson Controls (b), and overweight positions in entertainment company Walt Disney and diversified health care company CVS Caremark, supported relative performance. Shares of Thermo Fisher Scientific rose late in the reporting period as the company reported strong earnings results that beat market expectations. Robust growth came despite an operating margin headwind from the medical device tax and a negative foreign exchange impact as well as the suspension of the company’s stock buybacks. Additionally, the merger agreement with LIFE Technologies that is expected to be finalized in early 2014 strengthened the company’s outlook. Not holding weak-performing tobacco company Philip Morris and beverage company Coca-Cola also helped relative results.

Respectfully,

Jeffrey Constantino

Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	30.39%	19.56%	7.74%
Service Class	8/24/01	30.13%	19.25%	7.48%

Comparative benchmark
Russell 1000 Growth Index (f)		33.48%	20.39%	7.83%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.80%	$1,000.00	$1,177.14	$4.39
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,175.52	$5.76
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.4%
Aerospace – 4.1%
Precision Castparts Corp.	26,438	$7,119,752
United Technologies Corp.	162,380	18,478,844

		$25,598,596

Alcoholic Beverages – 2.1%
Beam, Inc.	44,420	$3,023,225
Pernod Ricard S.A.	89,836	10,234,267

		$13,257,492

Apparel Manufacturers – 3.8%
LVMH Moet Hennessy Louis Vuitton S.A.	74,670	$13,621,132
NIKE, Inc., “B”	86,000	6,763,040
VF Corp.	51,448	3,207,268

		$23,591,440

Automotive – 1.0%
Johnson Controls, Inc.	126,380	$6,483,294

Broadcasting – 6.7%
Discovery Communications, Inc., “A” (a)	53,060	$4,797,685
Omnicom Group, Inc.	70,640	5,253,497
Time Warner, Inc.	169,370	11,808,476
Viacom, Inc., “B”	52,270	4,565,262
Walt Disney Co.	198,810	15,189,084

		$41,614,004

Brokerage & Asset Managers – 3.4%
Charles Schwab Corp.	159,670	$4,151,420
CME Group, Inc.	42,370	3,324,350
Franklin Resources, Inc.	232,310	13,411,256

		$20,887,026

Business Services – 5.6%
Accenture PLC, “A”	302,180	$24,845,240
Cognizant Technology Solutions Corp., “A” (a)	62,170	6,277,927
MSCI, Inc., “A” (a)	78,590	3,435,955

		$34,559,122

Chemicals – 0.9%
Monsanto Co.	47,573	$5,544,633

Computer Software – 3.2%
Autodesk, Inc. (a)	52,830	$2,658,934
Oracle Corp.	452,110	17,297,729

		$19,956,663

Computer Software – Systems – 4.8%
Apple, Inc.	11,101	$6,228,882
EMC Corp.	638,550	16,059,533
International Business Machines Corp.	37,945	7,117,344

		$29,405,759

Construction – 0.6%
Sherwin-Williams Co.	19,326	$3,546,321

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 6.1%
Church & Dwight Co., Inc.	58,120	$3,852,194
Colgate-Palmolive Co.	291,016	18,977,153
Procter & Gamble Co.	185,301	15,085,354

		$37,914,701

Electrical Equipment – 9.5%
Amphenol Corp., “A”	50,540	$4,507,157
Danaher Corp.	268,530	20,730,516
Mettler-Toledo International, Inc. (a)	36,231	8,789,278
Sensata Technologies Holding B.V. (a)	356,240	13,811,425
W.W. Grainger, Inc.	42,233	10,787,153

		$58,625,529

Electronics – 3.2%
Microchip Technology, Inc.	271,160	$12,134,410
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	443,749	7,738,983

		$19,873,393

Energy – Independent – 0.8%
Occidental Petroleum Corp.	54,500	$5,182,950

Food & Beverages – 4.6%
Groupe Danone	166,700	$11,998,498
Mead Johnson Nutrition Co., “A”	125,390	10,502,666
PepsiCo, Inc.	73,510	6,096,919

		$28,598,083

Food & Drug Stores – 2.4%
CVS Caremark Corp.	203,626	$14,573,513

General Merchandise – 0.6%
Target Corp.	57,460	$3,635,494

Internet – 5.3%
eBay, Inc. (a)	87,520	$4,803,973
Google, Inc., “A” (a)	24,833	27,830,591

		$32,634,564

Medical & Health Technology & Services – 3.0%
Express Scripts Holding Co. (a)	222,417	$15,622,570
Patterson Cos., Inc.	69,872	2,878,726

		$18,501,296

Medical Equipment – 8.5%
Abbott Laboratories	212,740	$8,154,324
DENTSPLY International, Inc.	269,750	13,077,480
St. Jude Medical, Inc.	74,000	4,584,300
Thermo Fisher Scientific, Inc.	162,750	18,122,213
Waters Corp. (a)	83,230	8,323,000

		$52,261,317

Metals & Mining – 0.5%
Rio Tinto Ltd.	52,360	$2,956,225

7

MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 2.4%
Schlumberger Ltd.	163,760	$14,756,414

Other Banks & Diversified Financials – 5.2%
MasterCard, Inc., “A”	12,652	$10,570,240
Visa, Inc., “A”	96,334	21,451,655

		$32,021,895

Pharmaceuticals – 4.1%
Allergan, Inc.	38,133	$4,235,814
Johnson & Johnson	102,140	9,355,003
Zoetis, Inc.	356,330	11,648,428

		$25,239,245

Railroad & Shipping – 1.2%
Kuehne & Nagel, Inc. AG	56,020	$7,353,783

Restaurants – 1.7%
McDonald’s Corp.	110,093	$10,682,324

Specialty Chemicals – 1.8%
Praxair, Inc.	84,347	$10,967,640

Specialty Stores – 0.8%
Industria de Diseno Textil S.A.	29,432	$4,850,652

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 1.5%
Expeditors International of Washington, Inc.	206,880	$9,154,440

Total Common Stocks (Identified Cost, $442,342,477)		$614,227,808

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	139	$139

Total Investments (Identified Cost, $442,342,616)		$614,227,947

OTHER ASSETS, LESS LIABILITIES – 0.6%		3,537,791

Net Assets – 100.0%		$617,765,738

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $442,342,477)	$614,227,808
Underlying affiliated funds, at cost and value	139
Total investments, at value (identified cost, $442,342,616)	$614,227,947
Receivables for
Investments sold	6,673,015
Dividends	749,747
Other assets	5,334
Total assets		$621,656,043
Liabilities
Payable to custodian	$3,313,908
Payable for fund shares reacquired	472,822
Payable to affiliates
Investment adviser	24,249
Shareholder servicing costs	51
Distribution and/or service fees	774
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	78,489
Total liabilities		$3,890,305
Net assets		$617,765,738
Net assets consist of
Paid-in capital	$415,090,738
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	171,901,069
Accumulated net realized gain (loss) on investments and foreign currency	27,725,259
Undistributed net investment income	3,048,672
Net assets		$617,765,738
Shares of beneficial interest outstanding		35,707,785

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$561,066,400	32,410,213	$17.31
Service Class	56,699,338	3,297,572	17.19

See Notes to Financial Statements

9

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$7,982,926
Interest	30,808
Dividends from underlying affiliated funds	5,172
Foreign taxes withheld	(194,716)
Total investment income		$7,824,190
Expenses
Management fee	$4,346,921
Distribution and/or service fees	131,585
Shareholder servicing costs	8,511
Administrative services fee	81,678
Independent Trustees’ compensation	15,790
Custodian fee	67,585
Shareholder communications	40,778
Audit and tax fees	50,843
Legal fees	4,373
Miscellaneous	26,782
Total expenses		$4,774,846
Fees paid indirectly	(8)
Reduction of expenses by investment adviser	(6,927)
Net expenses		$4,767,911
Net investment income		$3,056,279
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$66,916,780
Foreign currency	(5,839)
Net realized gain (loss) on investments and foreign currency		$66,910,941
Change in unrealized appreciation (depreciation)
Investments	$83,827,115
Translation of assets and liabilities in foreign currencies	2,742
Net unrealized gain (loss) on investments and foreign currency translation		$83,829,857
Net realized and unrealized gain (loss) on investments and foreign currency		$150,740,798
Change in net assets from operations		$153,797,077

See Notes to Financial Statements

10

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$3,056,279	$3,950,427
Net realized gain (loss) on investments and foreign currency	66,910,941	45,115,735
Net unrealized gain (loss) on investments and foreign currency translation	83,829,857	39,033,027
Change in net assets from operations	$153,797,077	$88,099,189
Distributions declared to shareholders
From net investment income	$(3,950,113)	$(2,110,200)
Change in net assets from fund share transactions	$(73,294,055)	$(83,879,993)
Total change in net assets	$76,552,909	$2,108,996
Net assets
At beginning of period	541,212,829	539,103,833
At end of period (including undistributed net investment income of $3,048,672 and $3,948,345, respectively)	$617,765,738	$541,212,829

See Notes to Financial Statements

11

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.37	$11.45	$11.43	$10.13	$7.30
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.09	$0.06	$0.06	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	3.97	1.88	0.03	1.27	2.85
Total from investment operations	$4.05	$1.97	$0.09	$1.33	$2.90
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.05)	$(0.07)	$(0.03)	$(0.07)
Net asset value, end of period (x)	$17.31	$13.37	$11.45	$11.43	$10.13
Total return (%) (k)(r)(s)(x)	30.39	17.25	0.80	13.15	40.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.80	0.83	0.86	0.87
Expenses after expense reductions (f)	0.80	0.80	0.82	0.82	0.82
Net investment income	0.55	0.74	0.47	0.55	0.62
Portfolio turnover	26	30	24	45	53
Net assets at end of period (000 omitted)	$561,066	$490,630	$485,484	$429,925	$448,333

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.27	$11.37	$11.34	$10.06	$7.24
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.06	$0.03	$0.03	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	3.94	1.86	0.03	1.26	2.82
Total from investment operations	$3.99	$1.92	$0.06	$1.29	$2.86
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.02)	$(0.03)	$(0.01)	$(0.04)
Net asset value, end of period (x)	$17.19	$13.27	$11.37	$11.34	$10.06
Total return (%) (k)(r)(s)(x)	30.13	16.85	0.57	12.83	39.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.08	1.11	1.12
Expenses after expense reductions (f)	1.05	1.05	1.07	1.07	1.07
Net investment income	0.30	0.48	0.22	0.30	0.43
Portfolio turnover	26	30	24	45	53
Net assets at end of period (000 omitted)	$56,699	$50,583	$53,620	$69,714	$80,269

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

13

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$614,227,808	$—	$—	$614,227,808
Mutual Funds	139	—	—	139
Total Investments	$614,227,947	$—	$—	$614,227,947

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $40,780,290 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$3,950,113	$2,110,200

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$442,579,610
Gross appreciation	172,360,828
Gross depreciation	(712,491)
Net unrealized appreciation (depreciation)	$171,648,337
Undistributed ordinary income	3,051,188
Undistributed long-term capital gain	48,654,779
Capital loss carryforwards	(20,692,526)
Other temporary differences	13,222

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/15	$(868,861)
12/31/16	(19,823,665)
Total	$(20,692,526)

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

The availability of $20,692,526 of the capital loss carryforwards, which were acquired on December 4, 2009 in connection with the MFS Capital Appreciation Portfolio merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$3,715,623	$2,044,442
Service Class	234,490	65,758
Total	$3,950,113	$2,110,200

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $5,468, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $8,476, which equated to 0.0015% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $35.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0141% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly

16

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,512 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,459, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $151,232,293 and $224,102,917, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	238,166	$3,647,730	95,060	$1,196,872
Service Class	254,141	4,038,206	76,428	972,175
	492,307	$7,685,936	171,488	$2,169,047
Shares issued to shareholders in reinvestment of distributions
Initial Class	241,118	$3,715,623	158,853	$2,044,442
Service Class	15,306	234,490	5,137	65,758
	256,424	$3,950,113	163,990	$2,110,200
Shares reacquired
Initial Class	(4,777,215)	$(73,125,831)	(5,956,629)	$(75,655,121)
Service Class	(782,451)	(11,804,273)	(988,916)	(12,504,119)
	(5,559,666)	$(84,930,104)	(6,945,545)	$(88,159,240)
Net change
Initial Class	(4,297,931)	$(65,762,478)	(5,702,716)	$(72,413,807)
Service Class	(513,004)	(7,531,577)	(907,351)	(11,466,186)
	(4,810,935)	$(73,294,055)	(6,610,067)	$(83,879,993)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $2,687 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,898,676	94,660,051	(99,558,588)	139

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,172	$139

18

MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Massachusetts Investors Growth Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Massachusetts Investors Growth Stock Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Massachusetts Investors Growth Stock Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

20

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Jeffrey Constantino

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MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

22

MFS Massachusetts Investors Growth Stock Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

23

MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2013

MFS® BLENDED RESEARCH®

CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

CGS-ANN

MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.9%
Google, Inc., “A”	2.6%
Apple, Inc.	2.6%
JPMorgan Chase & Co.	2.5%
Chevron Corp.	2.4%
Pfizer, Inc.	2.1%
Citigroup, Inc.	1.9%
Gilead Sciences, Inc.	1.9%
Oracle Corp.	1.9%
CVS Caremark Corp.	1.9%

Equity sectors
Technology	16.8%
Financial Services	15.6%
Health Care	13.7%
Energy	10.1%
Consumer Staples	8.2%
Retailing	7.2%
Utilities & Communications	6.2%
Industrial Goods & Services	6.1%
Leisure	5.6%
Basic Materials	3.2%
Autos & Housing	2.4%
Special Products & Services	2.2%
Transportation	2.0%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Blended Research Core Equity Portfolio (“fund”) provided a total return of 36.40%, while Service Class shares of the fund provided a total return of 36.05%. These compare with a return of 32.39% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Strong stock selection in the consumer staples sector was a primary factor that contributed to performance relative to the S&P 500 Index. Within this sector, holding shares of anti-aging care products and nutritional supplements distributor Nu Skin (b) benefited relative returns. Nu Skin’s solid performance was driven by strong international growth, particularly in its biggest market, Greater China. The fund’s overweight position in food producer Tyson Foods also helped relative performance.

Stock selection in the health care sector was another factor that supported relative results. Within this sector, the fund’s overweight positions in strong-performing life sciences supply company Thermo Fisher Scientific and biotech firm Gilead Sciences boosted relative results. Additionally, the fund’s holdings in drug-maker Endo Health Solutions (b) aided relative performance as the stock posted strong performance for the reporting period.

Favorable stock selection in the financial services sector also helped relative returns. The fund’s overweight position in insurance company Prudential Financial positively impacted relative returns as many financial stocks performed well during the period under the backdrop of better economic data and higher long-term interest rates.

Elsewhere, the fund’s overweight position in strong performing computer products and services provider Hewlett-Packard boosted relative returns as the company reported solid earnings on the back of surprise growth in its Enterprise Group, coupled with business stabilization in Printing and PCs. An overweight position in defense contractor Lockheed Martin also aided relative performance as the stock delivered strong returns over the period.

Detractors from Performance

Individual stocks that detracted from relative performance included the fund’s holdings of poor-performing IT software development company Solarwinds (b)(h) which struggled throughout the year because of difficulties related to marketing and sales. The fund’s timing of ownership in shares of network equipment manufacturer Juniper Networks also weighed on relative returns. Overweight positions in weak-performing integrated telecommunications company CenturyLink, broadcast and communication tower management firm American Tower, network security software company Symantec and electric power utility company American Electric Power hampered relative results. Shares of CenturyLink declined significantly early in the period after management unexpectedly announced a large dividend cut. The fund’s positioning in shares of computer and personal electronics maker Apple negatively impacted relative performance. Not holding shares of strong-performing aerospace company Boeing and internet retailer Amazon.com also held back relative returns.

3

MFS Blended Research Core Equity Portfolio

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Matthew Krummell

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/14/86	36.40%	18.54%	8.23%
Service Class	8/24/01	36.05%	18.25%	7.96%

Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		32.39%	17.94%	7.41%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to June 22, 2007, the fund’s investments were primarily selected based on fundamental analysis. Beginning June 22, 2007, the fund’s investments are selected based on fundamental and quantitative analysis.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.45%	$1,000.00	$1,198.83	$2.49
	Hypothetical (h)	0.45%	$1,000.00	$1,022.94	$2.29
Service Class	Actual	0.70%	$1,000.00	$1,197.27	$3.88
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.3%
Aerospace – 3.7%
Alliant Techsystems, Inc.	14,060	$1,710,816
Exelis, Inc.	56,970	1,085,848
Lockheed Martin Corp.	52,780	7,846,275
Precision Castparts Corp.	4,739	1,276,213
United Technologies Corp.	57,550	6,549,190

		$18,468,342

Apparel Manufacturers – 1.0%
Michael Kors Holdings Ltd. (a)	61,260	$4,973,699

Automotive – 2.5%
Delphi Automotive PLC	54,900	$3,301,137
General Motors Co. (a)	73,650	3,010,076
Johnson Controls, Inc.	118,260	6,066,738

		$12,377,951

Biotechnology – 3.2%
Celgene Corp. (a)	37,934	$6,409,329
Gilead Sciences, Inc. (a)	127,240	9,562,086

		$15,971,415

Broadcasting – 1.3%
Time Warner, Inc.	36,320	$2,532,230
Viacom, Inc., ”B”	45,200	3,947,768

		$6,479,998

Business Services – 2.2%
Accenture PLC, “A”	73,130	$6,012,749
FleetCor Technologies, Inc. (a)	43,910	5,144,935

		$11,157,684

Cable TV – 2.9%
Comcast Corp., “A”	129,810	$6,745,577
Time Warner Cable, Inc.	57,050	7,730,275

		$14,475,852

Chemicals – 2.4%
CF Industries Holdings, Inc.	25,074	$5,843,245
LyondellBasell Industries N.V., “A”	75,720	6,078,802

		$11,922,047

Computer Software – 4.2%
CA, Inc.	92,290	$3,105,559
Microsoft Corp.	98,880	3,701,078
Oracle Corp.	244,700	9,362,222
Symantec Corp.	215,410	5,079,368

		$21,248,227

Computer Software – Systems – 5.6%
Apple, Inc.	22,851	$12,821,925
Hewlett-Packard Co.	260,800	7,297,184
International Business Machines Corp.	12,204	2,289,104
Western Digital Corp.	68,620	5,757,218

		$28,165,431

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Products – 2.2%
Nu Skin Enterprises, Inc., “A”	25,050	$3,462,411
Procter & Gamble Co.	92,020	7,491,348

		$10,953,759

Containers – 0.8%
Packaging Corp. of America	63,910	$4,044,225

Electrical Equipment – 0.7%
General Electric Co.	125,220	$3,509,917

Electronics – 1.4%
Intel Corp.	270,730	$7,028,151

Energy – Independent – 2.7%
EOG Resources, Inc.	38,449	$6,453,280
Marathon Petroleum Corp.	75,450	6,921,029

		$13,374,309

Energy – Integrated – 6.3%
Chevron Corp.	96,121	$12,006,474
Exxon Mobil Corp.	193,190	19,550,828

		$31,557,302

Food & Beverages – 4.0%
Archer Daniels Midland Co.	78,520	$3,407,768
Coca-Cola Enterprises, Inc.	118,560	5,232,053
General Mills, Inc.	94,540	4,718,491
Tyson Foods, Inc., “A”	195,380	6,537,415

		$19,895,727

Food & Drug Stores – 3.0%
CVS Caremark Corp.	130,470	$9,337,738
Kroger Co.	140,710	5,562,266

		$14,900,004

General Merchandise – 1.1%
Macy’s, Inc.	107,150	$5,721,810

Health Maintenance Organizations – 1.2%
WellPoint, Inc.	66,230	$6,118,990

Insurance – 5.3%
American International Group, Inc.	34,900	$1,781,645
Berkshire Hathaway, Inc., “B” (a)	12,793	1,516,738
Everest Re Group Ltd.	33,499	5,221,489
MetLife, Inc.	137,140	7,394,589
Prudential Financial, Inc.	82,400	7,598,928
Validus Holdings Ltd.	84,290	3,396,044

		$26,909,433

Internet – 4.6%
Facebook, Inc., “A” (a)	95,370	$5,212,924
Google, Inc., “A” (a)	11,710	13,123,514
Yahoo!, Inc. (a)	116,040	4,692,658

		$23,029,096

7

MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 1.7%
Cummins, Inc.	43,654	$6,153,904
Kennametal, Inc.	45,400	2,363,978

		$8,517,882

Major Banks – 6.0%
Goldman Sachs Group, Inc.	43,755	$7,756,011
JPMorgan Chase & Co.	210,290	12,297,759
PNC Financial Services Group, Inc.	16,970	1,316,533
Wells Fargo & Co.	196,340	8,913,836

		$30,284,139

Medical Equipment – 3.0%
Abbott Laboratories	113,050	$4,333,207
Medtronic, Inc.	50,270	2,884,995
Thermo Fisher Scientific, Inc.	68,900	7,672,015

		$14,890,217

Network & Telecom – 1.0%
Qualcomm, Inc.	68,530	$5,088,353

Oil Services – 1.1%
Ensco PLC, “A”	75,190	$4,299,364
Halliburton Co.	26,160	1,327,620

		$5,626,984

Other Banks & Diversified Financials – 3.9%
Citigroup, Inc.	186,973	$9,743,163
Discover Financial Services	131,650	7,365,818
SLM Corp.	94,380	2,480,306

		$19,589,287

Pharmaceuticals – 6.3%
Bristol-Myers Squibb Co.	144,370	$7,673,266
Endo Health Solutions, Inc. (a)	81,470	5,495,966
Johnson & Johnson	86,940	7,962,835
Pfizer, Inc.	346,460	10,612,070

		$31,744,137

Railroad & Shipping – 0.8%
Union Pacific Corp.	23,251	$3,906,168

Real Estate – 0.3%
Public Storage, Inc., REIT	10,990	$1,654,215

Restaurants – 1.4%
ARAMARK Holdings Corp. (a)	33,580	$880,468
McDonald’s Corp.	63,369	6,148,694

		$7,029,162

Specialty Stores – 2.1%
AutoZone, Inc. (a)	6,560	$3,135,286
Bed Bath & Beyond, Inc. (a)	43,820	3,518,746

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – continued
Best Buy Co., Inc.	93,980	$3,747,922

		$10,401,954

Telecommunications – Wireless – 0.9%
American Tower Corp., REIT	57,670	$4,603,219

Telephone Services – 2.3%
AT&T, Inc.	81,390	$2,861,672
Frontier Communications Corp.	260,560	1,211,604
Verizon Communications, Inc.	154,040	7,569,526

		$11,642,802

Tobacco – 2.0%
Lorillard, Inc.	114,010	$5,778,027
Philip Morris International, Inc.	50,200	4,373,926

		$10,151,953

Trucking – 1.2%
United Parcel Service, Inc., “B”	57,110	$6,001,119

Utilities – Electric Power – 3.0%
AES Corp.	374,390	$5,432,399
American Electric Power Co., Inc.	111,550	5,213,847
Edison International	72,070	3,336,841
Great Plains Energy, Inc.	42,970	1,041,593

		$15,024,680

Total Common Stocks (Identified Cost, $367,826,504)		$498,439,640

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	385,807	$385,807

Total Investments (Identified Cost, $368,212,311)		$498,825,447

OTHER ASSETS, LESS LIABILITIES – 0.6%		2,955,400

Net Assets – 100.0%		$501,780,847

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $367,826,504)	$498,439,640
Underlying affiliated funds, at cost and value	385,807
Total investments, at value (identified cost, $368,212,311)	$498,825,447
Receivables for
Investments sold	3,550,961
Dividends	367,267
Other assets	4,333
Total assets		$502,748,008
Liabilities
Payable for fund shares reacquired	$877,731
Payable to affiliates
Investment adviser	10,099
Shareholder servicing costs	41
Distribution and/or service fees	1,833
Payable for independent Trustee’s compensation	8
Accrued expenses and other liabilities	77,449
Total liabilities		$967,161
Net assets		$501,780,847
Net assets consist of
Paid-in capital	$397,532,291
Unrealized appreciation (depreciation) on investments	130,613,136
Accumulated net realized gain (loss) on investments	(34,046,959)
Undistributed net investment income	7,682,379
Net assets		$501,780,847
Shares of beneficial interest outstanding		10,402,626

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$367,674,188	7,609,951	$48.31
Service Class	134,106,659	2,792,675	48.02

See Notes to Financial Statements

9

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$10,393,158
Interest	69
Dividends from underlying affiliated funds	2,607
Total investment income		$10,395,834
Expenses
Management fee	$2,617,219
Distribution and/or service fees	339,845
Shareholder servicing costs	14,655
Administrative services fee	69,150
Independent Trustee’s compensation	9,886
Custodian fee	49,309
Shareholder communications	34,096
Audit and tax fees	50,100
Legal fees	3,579
Miscellaneous	21,119
Total expenses		$3,208,958
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(498,934)
Net expenses		$2,710,020
Net investment income		$7,685,814
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$57,531,662
Change in unrealized appreciation (depreciation) on investments		$82,114,230
Net realized and unrealized gain (loss) on investments		$139,645,892
Change in net assets from operations		$147,331,706

See Notes to Financial Statements

10

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$7,685,814	$9,242,680
Net realized gain (loss) on investments	57,531,662	26,292,756
Net unrealized gain (loss) on investments	82,114,230	31,981,039
Change in net assets from operations	$147,331,706	$67,516,475
Distributions declared to shareholders
From net investment income	$(9,239,051)	$(7,350,033)
Change in net assets from fund share transactions	$(81,956,261)	$(77,518,816)
Total change in net assets	$56,136,394	$(17,352,374)
Net assets
At beginning of period	445,644,453	462,996,827
At end of period (including undistributed net investment income of $7,682,379 and $9,235,616, respectively)	$501,780,847	$445,644,453
See Notes to Financial Statements

11

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$36.15	$31.86	$31.89	$27.84	$22.80
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.72	$0.49	$0.51	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	12.32	4.17	0.10	4.05	5.16
Total from investment operations	$13.03	$4.89	$0.59	$4.56	$5.59
Less distributions declared to shareholders
From net investment income	$(0.87)	$(0.60)	$(0.62)	$(0.51)	$(0.55)
Net asset value, end of period (x)	$48.31	$36.15	$31.86	$31.89	$27.84
Total return (%) (k)(r)(s)(x)	36.40	15.37	1.97	16.46	25.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.61	0.64	0.65	0.66
Expenses after expense reductions (f)	0.50	0.60	0.60	0.60	0.60
Net investment income	1.68	2.06	1.52	1.77	1.81
Portfolio turnover	43	54	77	68	74
Net assets at end of period (000 omitted)	$367,674	$311,265	$315,115	$360,667	$361,105

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$35.93	$31.65	$31.66	$27.66	$22.62
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.62	$0.41	$0.44	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	12.24	4.15	0.11	4.00	5.14
Total from investment operations	$12.84	$4.77	$0.52	$4.44	$5.51
Less distributions declared to shareholders
From net investment income	$(0.75)	$(0.49)	$(0.53)	$(0.44)	$(0.47)
Net asset value, end of period (x)	$48.02	$35.93	$31.65	$31.66	$27.66
Total return (%) (k)(r)(s)(x)	36.05	15.10	1.74	16.12	25.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.86	0.89	0.90	0.91
Expenses after expense reductions (f)	0.75	0.85	0.85	0.85	0.85
Net investment income	1.44	1.80	1.26	1.52	1.57
Portfolio turnover	43	54	77	68	74
Net assets at end of period (000 omitted)	$134,107	$134,379	$147,882	$184,799	$199,348

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

13

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$498,439,640	$—	$—	$498,439,640
Mutual Funds	385,807	—	—	385,807
Total Investments	$498,825,447	$—	$—	$498,825,447

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

14

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$9,239,051	$7,350,033

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$368,279,563
Gross appreciation	132,896,964
Gross depreciation	(2,351,080)
Net unrealized appreciation (depreciation)	$130,545,884
Undistributed ordinary income	7,682,379
Capital loss carryforwards	(33,979,707)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/17	$(33,979,707)

The availability of $33,979,707 of the capital loss carryforwards of the fund may be limited in a given year due to a change in ownership of the fund on July 31, 2013.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$6,891,828	$5,385,734
Service Class	2,347,223	1,964,299
Total	$9,239,051	$7,350,033

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

15

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

Effective May 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.40% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the period May 1, 2013 through December 31, 2013, this management fee reduction amounted to $484,816, which is shown as a reduction of total expenses in the Statement of Operations. Effective April 1, 2013, MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $4,484, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement expired April 30, 2013. For the period January 1, 2013 to April 30, 2013, this reduction amounted to $8,432 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $14,632, which equated to 0.0031% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $23.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,878 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,202, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other short-term obligations, aggregated $202,817,950 and $287,260,752, respectively.

16

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	54,971	$2,333,113	47,190	$1,656,069
Service Class	5,220	211,518	61,692	2,204,861
	60,191	$2,544,631	108,882	$3,860,930
Shares issued to shareholders in reinvestment of distributions
Initial Class	163,468	$6,891,828	151,839	$5,385,734
Service Class	55,966	2,347,223	55,677	1,964,299
	219,434	$9,239,051	207,516	$7,350,033
Shares reacquired
Initial Class	(1,218,111)	$(51,430,547)	(1,481,040)	$(52,044,470)
Service Class	(1,008,597)	(42,309,396)	(1,050,058)	(36,685,309)
	(2,226,708)	$(93,739,943)	(2,531,098)	$(88,729,779)
Net change
Initial Class	(999,672)	$(42,205,606)	(1,282,011)	$(45,002,667)
Service Class	(947,411)	(39,750,655)	(932,689)	(32,516,149)
	(1,947,083)	$(81,956,261)	(2,214,700)	$(77,518,816)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $2,196 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,624,089	68,131,952	(70,370,234)	385,807

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,607	$385,807

17

MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Blended Research Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

18

MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

19

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Matthew Krummell

20

MFS Blended Research Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

21

MFS Blended Research Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

22

MFS Blended Research Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

24

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

ANNUAL REPORT

December 31, 2013

MFS® RESEARCH INTERNATIONAL PORTFOLIO

MFS® Variable Insurance Trust II

RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Royal Dutch Shell PLC, “A”	3.2%
Nestle S.A.	2.7%
HSBC Holdings PLC	2.6%
Novartis AG	2.3%
Rio Tinto Ltd.	2.3%
Roche Holding AG	2.2%
Sumitomo Mitsui Financial Group, Inc.	2.0%
KDDI Corp.	1.9%
GlaxoSmithKline PLC	1.9%
Honda Motor Co. Ltd.	1.9%

Global equity sectors
Financial Services	25.5%
Capital Goods	23.7%
Energy	10.5%
Health Care	10.1%
Consumer Staples	8.8%
Consumer Cyclicals	7.6%
Technology	7.5%
Telecommunications/Cable Television	5.9%

Issuer country weightings (x)
Japan	20.6%
United Kingdom	18.7%
Switzerland	11.8%
France	10.5%
Germany	6.6%
Hong Kong	4.3%
Netherlands	4.0%
Australia	3.2%
Brazil	2.9%
Other Countries	17.4%

Currency exposure weightings (y)
Euro	26.0%
Japanese Yen	20.6%
British Pound Sterling	18.7%
Swiss Franc	11.8%
Hong Kong Dollar	5.6%
United States Dollar	3.6%
Australian Dollar	3.2%
Brazilian Real	2.9%
Swedish Krona	2.3%
Other Currencies	5.3%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Research International Portfolio (“fund”) provided a total return of 19.01%, while Service Class shares of the fund provided a total return of 18.77%. These compare with a return of 23.29% over the same period for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Detractors from Performance

Stock selection in the financial services sector detracted from performance relative to the MSCI EAFE Index. Holdings of Thai bank Kasikornbank (b) and diversified bank HDFC Bank (b) (India) hurt relative performance as both stocks lagged the benchmark during the reporting period. The share price of Kasikornbank declined along with the broader Thai stock market after minutes of the Fed meeting raised the possibility of stimulus tapering, which would negatively impact emerging market currencies. The stock price of HDFC Bank was affected by external pressures from India’s central bank tightening access to cash to support the Indian rupee which hit a record low during the last quarter of the year.

Stock selection in the consumer cyclicals sector was another negative factor for relative results. Here, an overweight position in global sourcing and supply chain management company Li & Fung (Hong Kong) weighed on relative performance. Shares of Li & Fung depreciated as the company announced poor earnings attributed to decreased operating income driven by a slower-than-expected recovery at its US-based business unit. The company also faced weaker demand in the US during the Christmas holiday season.

Weak stock selection in the capital goods sector also dampened relative performance. Overweight positions in mining companies, Iluka Resources (Australia) and Rio Tinto (Australia) and escalators manufacturer Schindler Holdings (Switzerland) held back relative returns. Holdings of mining equipment manufacturer Joy Global (b) were also a top relative detractor. Shares of Iluka Resources declined as the company released earnings results that were below consensus estimates as lower total mineral sands production, weaker titanium dioxide prices and lower overall demand hindered revenues. Additionally, the zircon market was subdued during the period from a combination of fragile business confidence levels and seasonality.

Elsewhere, not holding shares of strong-performing Japanese technology investment firm SoftBank hurt relative results. The stock rose as the company released strong financial results from its Japanese operations and an upward revision to consensus valuation for their 37% stake in Alibaba (China). The fund’s ownership in Brazil-based electric company Energias Do Brasil SA (b) and overweight position in wine and alcoholic beverage producer Pernod Ricard (France) were also among the fund’s top relative detractors as both stocks turned in weak performance for the period.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

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MFS Research International Portfolio

Management Review – continued

Contributors to Performance

Stock selection in the health care sector contributed to relative performance. There were no individual securities within this sector that were among the fund’s top relative contributors for the reporting period.

Stock selection in the telecommunications/cable television sector also aided relative results. Within this sector, an overweight position in Japanese telecommunications company KDDI boosted relative returns. The company’s stock gradually rose during the period. The share price reached its highest level in more than 13 years after the wireless carrier announced that it expects operating earnings to rise more than 10% in the next fiscal year and average revenue per user to increase this year.

Elsewhere, not holding shares of mining giant BHP Billiton (Australia) supported positive performance as the stock lagged the benchmark. Shares of the company came under pressure because of weaker commodity prices and write-downs for nickel and aluminum assets. Top relative contributors in other sectors included overweight positions in casino resorts operator Sands China (Hong Kong), electrical automobile parts manufacturer DENSO (Japan), investment firm KBC Group (Belgium), coffee and hotel operator Whitbread (United Kingdom), banking and financial services firm Sumitomo Mitsui Financial (Japan), advertising and media services company Publicis Groupe (France), internet search provider Yahoo Japan (Japan) and financial services firm ING Groep (Netherlands). Shares of Sands China benefited from consistently strong performance over last twelve months. The company reported profits above expectations, helped by a ramp-up of its new Sands Cotai Central property with increased volume in both VIP and mass market gaming segments. An increase in visitation and progress on building its new resort and selling its retail mall assets further supported results. Shares of Denso appreciated steadily over the period. The stock rose as the company reported robust earnings with increased volumes. The announcement that Denso had developed a common rail system for diesel engines that was capable of the world’s highest injection pressure further supported the company’s standing as a top level global technology developer.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	19.01%	12.36%	7.70%
Service Class	8/24/01	18.77%	12.08%	7.43%

Comparative benchmark
MSCI EAFE (Europe, Australasia, Far East) Index (f)		23.29%	12.96%	7.39%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.99%	$1,000.00	$1,149.57	$5.36
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
Service Class	Actual	1.24%	$1,000.00	$1,148.48	$6.72
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.6%
Alcoholic Beverages – 1.8%
Heineken N.V.	31,006	$2,093,504
Pernod Ricard S.A.	42,254	4,813,646

		$6,907,150

Apparel Manufacturers – 2.1%
Li & Fung Ltd.	3,052,000	$3,943,867
LVMH Moet Hennessy Louis Vuitton S.A.	21,341	3,892,977

		$7,836,844

Automotive – 5.2%
Autoliv, Inc.	36,180	$3,321,324
DENSO Corp.	125,600	6,619,314
Honda Motor Co. Ltd.	172,000	7,072,073
Kia Motors Corp. (a)	47,910	2,546,786

		$19,559,497

Broadcasting – 1.6%
Nippon Television Holdings, Inc.	124,800	$2,250,453
Publicis Groupe S.A.	42,221	3,863,127

		$6,113,580

Brokerage & Asset Managers – 0.4%
Computershare Ltd.	140,372	$1,429,592

Business Services – 3.1%
Cognizant Technology Solutions Corp., “A” (a)	31,660	$3,197,027
Compass Group PLC	157,946	2,531,810
Experian Group Ltd.	125,473	2,314,636
Mitsubishi Corp.	108,300	2,074,267
Nomura Research, Inc.	57,300	1,803,718

		$11,921,458

Computer Software – 0.5%
Dassault Systems S.A.	14,663	$1,820,109

Computer Software – Systems – 0.3%
Canon, Inc.	31,000	$980,249

Conglomerates – 0.9%
Hutchison Whampoa Ltd.	260,000	$3,551,614

Consumer Products – 1.0%
Reckitt Benckiser Group PLC	45,713	$3,628,226

Electrical Equipment – 4.0%
Legrand S.A.	22,619	$1,246,545
Schneider Electric S.A.	77,503	6,759,761
Siemens AG	51,388	7,019,251

		$15,025,557

Electronics – 1.9%
Infineon Technologies AG	210,164	$2,243,590
MediaTek, Inc.	193,000	2,871,995
Taiwan Semiconductor Manufacturing Co. Ltd.	637,804	2,257,732

		$7,373,317

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Independent – 2.1%
Cairn Energy PLC (a)	176,025	$786,436
Cenovus Energy, Inc.	54,390	1,556,560
Galp Energia SGPS S.A., “B”	52,480	860,224
INPEX Corp.	157,700	2,018,608
Oil Search Ltd.	174,100	1,260,731
Reliance Industries Ltd.	110,767	1,603,082

		$8,085,641

Energy – Integrated – 5.0%
BG Group PLC	185,577	$3,987,298
Petroleo Brasileiro S.A., ADR	188,130	2,592,431
Royal Dutch Shell PLC, “A”	341,106	12,217,802

		$18,797,531

Engineering – Construction – 1.1%
JGC Corp.	103,000	$4,034,517

Food & Beverages – 4.8%
Groupe Danone	84,031	$6,048,265
M. Dias Branco S.A. Industria e Comercio de Alimentos	46,200	1,958,249
Nestle S.A.	142,070	10,399,833

		$18,406,347

Food & Drug Stores – 0.7%
Sundrug Co. Ltd.	45,400	$2,028,364
Wumart Stores, Inc., “H”	399,000	648,337

		$2,676,701

Gaming & Lodging – 0.9%
Paddy Power PLC	397	$33,861
Sands China Ltd.	431,200	3,529,525

		$3,563,386

Health Maintenance Organizations – 0.2%
OdontoPrev S.A.	222,900	$928,730

Insurance – 4.6%
AIA Group Ltd.	1,090,600	$5,498,078
Delta Lloyd N.V.	66,488	1,650,074
Hiscox Ltd.	168,286	1,936,779
ING Groep N.V. (a)	356,603	4,954,843
Sony Financial Holdings, Inc.	83,600	1,519,423
Zurich Insurance Group AG	6,979	2,022,388

		$17,581,585

Internet – 0.8%
Yahoo Japan Corp.	516,700	$2,870,283

Machinery & Tools – 3.7%
Atlas Copco AB, “A”	184,724	$5,120,811
Glory Ltd.	79,600	2,059,728
Joy Global, Inc.	50,780	2,970,122
Schindler Holding AG	27,400	4,032,980

		$14,183,641

7

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 10.7%
BNP Paribas	81,448	$6,347,517
HSBC Holdings PLC	915,466	10,041,758
Mitsubishi UFJ Financial Group, Inc.	609,600	4,017,305
Royal Bank of Scotland Group PLC (a)	608,125	3,404,750
Standard Chartered PLC	105,996	2,387,127
Sumitomo Mitsui Financial Group, Inc.	146,200	7,524,490
Westpac Banking Corp.	231,810	6,732,007

		$40,454,954

Medical & Health Technology & Services – 0.2%
Kobayashi Pharmaceutical Co. Ltd.	16,100	$897,417

Medical Equipment – 0.6%
Sonova Holding AG	15,991	$2,151,135

Metals & Mining – 3.5%
Gerdau S.A., ADR	243,100	$1,905,904
Iluka Resources Ltd.	335,074	2,581,989
Rio Tinto Ltd.	152,832	8,628,835

		$13,116,728

Natural Gas – Distribution – 2.5%
China Resources Gas Group Ltd.	472,000	$1,643,475
GDF SUEZ	134,910	3,172,757
Snam Rete Gas S.p.A.	383,380	2,144,472
Tokyo Gas Co. Ltd.	530,000	2,606,970

		$9,567,674

Network & Telecom – 0.9%
Ericsson, Inc., “B”	280,381	$3,422,018

Oil Services – 0.5%
Technip	18,510	$1,778,929

Other Banks & Diversified Financials – 8.2%
Aeon Credit Service Co. Ltd.	62,300	$1,668,275
DBS Group Holdings Ltd.	198,000	2,682,991
Erste Group Bank AG	124,740	4,346,748
HDFC Bank Ltd., ADR	51,410	1,770,560
Itau Unibanco Holding S.A., ADR	66,657	904,535
Julius Baer Group Ltd.	64,984	3,120,806
Kasikornbank PLC, NVDR	305,000	1,447,961
KBC Group N.V.	100,747	5,717,150
Sberbank of Russia, ADR	86,657	1,090,145
UBS AG	320,781	6,084,429
UniCredit S.p.A.	335,319	2,481,784

		$31,315,384

Pharmaceuticals – 9.1%
Bayer AG	43,447	$6,093,553
GlaxoSmithKline PLC	274,932	7,336,734
Novartis AG	109,087	8,706,905
Roche Holding AG	30,250	8,450,535
Santen Pharmaceutical Co. Ltd.	84,300	3,926,422

		$34,514,149

Real Estate – 1.6%
Deutsche Wohnen AG (a)	74,058	$1,374,891
Mitsubishi Estate Co. Ltd.	159,000	4,748,409

		$6,123,300

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 1.7%
Arcos Dorados Holdings, Inc.	210,520	$2,551,502
Whitbread PLC	62,691	3,894,033

		$6,445,535

Specialty Chemicals – 4.2%
Akzo Nobel N.V.	81,814	$6,341,150
Chugoku Marine Paints Ltd.	85,000	450,385
JSR Corp.	49,200	951,203
Linde AG	30,672	6,415,818
Symrise AG	37,674	1,736,241

		$15,894,797

Specialty Stores – 0.6%
Industria de Diseno Textil S.A.	13,741	$2,264,638

Telecommunications – Wireless – 3.6%
KDDI Corp.	120,300	$7,390,951
Tele2 AB, “B”	20,158	228,319
Vodafone Group PLC	1,550,873	6,086,558

		$13,705,828

Telephone Services – 2.3%
Bezeq – The Israel Telecommunication Corp. Ltd.	373,220	$632,604
BT Group PLC	263,204	1,653,625
China Unicom (Hong Kong) Ltd.	1,432,000	2,149,651
TDC A.S.	175,492	1,702,251
Telecom Italia S.p.A. – Savings Shares	1,579,460	1,236,359
Telefonica Brasil S.A., ADR	61,120	1,174,726

		$8,549,216

Tobacco – 1.1%
Japan Tobacco, Inc.	133,000	$4,319,248

Trucking – 1.2%
Yamato Holdings Co. Ltd.	222,900	$4,499,909

Utilities – Electric Power – 0.4%
Energias do Brasil S.A.	351,200	$1,689,571

Total Common Stocks (Identified Cost, $333,790,615)		$377,985,985

MONEY MARKET FUNDS – 0.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,847,504	$1,847,504

Total Investments (Identified Cost, $335,638,119)		$379,833,489

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(297,271)

Net Assets – 100.0%		$379,536,218

8

MFS Research International Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $333,790,615)	$377,985,985
Underlying affiliated funds, at cost and value	1,847,504
Total investments, at value (identified cost, $335,638,119)	$379,833,489
Cash	327,551
Foreign currency, at value (identified cost, $378,788)	380,740
Receivables for
Investments sold	1,293,867
Fund shares sold	3,656
Interest and dividends	550,249
Other assets	3,799
Total assets		$382,393,351
Liabilities
Payables for
Investments purchased	$1,947,140
Fund shares reacquired	791,946
Payable to affiliates
Investment adviser	18,069
Shareholder servicing costs	21
Distribution and/or service fees	1,269
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	98,675
Total liabilities		$2,857,133
Net assets		$379,536,218
Net assets consist of
Paid-in capital	$326,740,826
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	44,212,616
Accumulated net realized gain (loss) on investments and foreign currency	2,273,643
Undistributed net investment income	6,309,133
Net assets		$379,536,218
Shares of beneficial interest outstanding		23,653,819

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$286,762,857	17,821,242	$16.09
Service Class	92,773,361	5,832,577	15.91

See Notes to Financial Statements

10

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$10,662,164
Interest	98,899
Dividends from underlying affiliated funds	1,748
Foreign taxes withheld	(873,584)
Total investment income		$9,889,227
Expenses
Management fee	$3,316,329
Distribution and/or service fees	228,095
Shareholder servicing costs	5,684
Administrative services fee	56,150
Independent Trustees’ compensation	9,462
Custodian fee	169,175
Shareholder communications	32,829
Audit and tax fees	50,721
Legal fees	3,715
Miscellaneous	27,052
Total expenses		$3,899,212
Fees paid indirectly	(3)
Reduction of expenses by investment adviser	(4,364)
Net expenses		$3,894,845
Net investment income		$5,994,382
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $26,068 country tax)	$24,321,629
Foreign currency	(206,967)
Net realized gain (loss) on investments and foreign currency		$24,114,662
Change in unrealized appreciation (depreciation)
Investments (net of $45,814 decrease in deferred country tax)	$34,514,755
Translation of assets and liabilities in foreign currencies	17,417
Net unrealized gain (loss) on investments and foreign currency translation		$34,532,172
Net realized and unrealized gain (loss) on investments and foreign currency		$58,646,834
Change in net assets from operations		$64,641,216

See Notes to Financial Statements

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MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$5,994,382	$2,617,061
Net realized gain (loss) on investments and foreign currency	24,114,662	1,858,818
Net unrealized gain (loss) on investments and foreign currency translation	34,532,172	24,116,963
Change in net assets from operations	$64,641,216	$28,592,842
Distributions declared to shareholders
From net investment income	$(2,462,043)	$(2,715,065)
Change in net assets from fund share transactions	$(43,194,634)	$197,571,017
Total change in net assets	$18,984,539	$223,448,794
Net assets
At beginning of period	360,551,679	137,102,885
At end of period (including undistributed net investment income of $6,309,133 and $2,441,360, respectively)	$379,536,218	$360,551,679

See Notes to Financial Statements

12

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.62	$11.94	$13.69	$12.54	$9.94
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.19	$0.25	$0.20	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	2.33	1.77	(1.72)	1.12	2.77
Total from investment operations	$2.58	$1.96	$(1.47)	$1.32	$2.94
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.28)	$(0.28)	$(0.17)	$(0.34)
Net asset value, end of period (x)	$16.09	$13.62	$11.94	$13.69	$12.54
Total return (%) (k)(r)(s)(x)	19.01	16.59	(10.88)	10.63	30.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.07	1.14	1.12	1.18
Expenses after expense reductions (f)	0.99	1.07	1.10	1.10	1.10
Net investment income	1.68	1.44	1.89	1.66	1.62
Portfolio turnover	35	46	45	60	75
Net assets at end of period (000 omitted)	$286,763	$269,211	$40,134	$52,239	$93,714

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.46	$11.80	$13.52	$12.39	$9.82
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	$0.22	$0.16	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	2.31	1.67	(1.70)	1.11	2.70
Total from investment operations	$2.52	$1.90	$(1.48)	$1.27	$2.87
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.24)	$(0.24)	$(0.14)	$(0.30)
Net asset value, end of period (x)	$15.91	$13.46	$11.80	$13.52	$12.39
Total return (%) (k)(r)(s)(x)	18.77	16.29	(11.06)	10.34	30.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.34	1.39	1.37	1.43
Expenses after expense reductions (f)	1.24	1.34	1.35	1.35	1.35
Net investment income	1.45	1.87	1.64	1.31	1.64
Portfolio turnover	35	46	45	60	75
Net assets at end of period (000 omitted)	$92,773	$91,341	$96,969	$121,479	$126,055

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and

14

MFS Research International Portfolio

Notes to Financial Statements – continued

significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$78,331,981	$—	$—	$78,331,981
United Kingdom	70,836,407	—	—	70,836,407
Switzerland	44,969,011	—	—	44,969,011
France	39,743,633	—	—	39,743,633
Germany	24,883,344	—	—	24,883,344
Hong Kong	—	16,523,084	—	16,523,084
Netherlands	15,039,571	—	—	15,039,571
Australia	3,842,720	8,161,599	—	12,004,319
Brazil	11,154,146	—	—	11,154,146
Other Countries	62,350,838	2,149,651	—	64,500,489
Mutual Funds	1,847,504	—	—	1,847,504
Total Investments	$352,999,155	$26,834,334	$—	$379,833,489

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $236,978,294 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to

15

MFS Research International Portfolio

Notes to Financial Statements – continued

a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$2,462,043	$2,715,065

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$336,982,275
Gross appreciation	52,561,676
Gross depreciation	(9,710,462)
Net unrealized appreciation (depreciation)	$42,851,214
Undistributed ordinary income	6,321,256
Undistributed long-term capital gain	3,617,799
Other temporary differences	5,123

16

MFS Research International Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$2,027,031	$875,101
Service Class	435,012	1,839,964
Total	$2,462,043	$2,715,065

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $3,424, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.10% of average daily net assets for the Initial Class shares and 1.35% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $5,659, which equated to 0.0015% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $25.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

17

MFS Research International Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,234 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $940, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $128,074,533 and $171,894,580, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	417,506	$6,253,033	17,478,710	$230,319,858
Service Class	441,949	6,588,565	482,180	5,706,383
	859,455	$12,841,598	17,960,890	$236,026,241
Shares issued to shareholders in reinvestment of distributions
Initial Class	136,685	$2,027,031	69,729	$875,101
Service Class	29,653	435,012	148,265	1,839,964
	166,338	$2,462,043	217,994	$2,715,065
Shares reacquired
Initial Class	(2,502,197)	$(37,492,324)	(1,139,852)	$(14,928,327)
Service Class	(1,424,891)	(21,005,951)	(2,060,553)	(26,241,962)
	(3,927,088)	$(58,498,275)	(3,200,405)	$(41,170,289)
Net change
Initial Class	(1,948,006)	$(29,212,260)	16,408,587	$216,266,632
Service Class	(953,289)	(13,982,374)	(1,430,108)	(18,695,615)
	(2,901,295)	$(43,194,634)	14,978,479	$197,571,017

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 41%, 15%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $1,806 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Research International Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,671	60,757,127	(58,911,294)	1,847,504

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,748	$1,847,504

19

MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Research International Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

20

MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

21

MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

22

MFS Research International Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Research International Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

24

MFS Research International Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $9,437,870. The fund intends to pass through foreign tax credits of $740,704 for the fiscal year.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2013

MFS® GLOBAL RESEARCH PORTFOLIO

MFS® Variable Insurance Trust II

RES-ANN

MFS® GLOBAL RESEARCH PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	2.0%
Hewlett-Packard Co.	1.8%
Royal Dutch Shell PLC, “A”	1.5%
Google, Inc.	1.4%
Novartis AG	1.4%
Danaher Corp.	1.3%
Groupe Danone	1.3%
Nestle S.A.	1.3%
JPMorgan Chase & Co.	1.2%
Visa, Inc., “A”	1.2%

Global equity sectors
Financial Services	21.8%
Capital Goods (s)	19.0%
Technology	13.1%
Energy	12.5%
Health Care	10.4%
Consumer Cyclicals	9.9%
Consumer Staples	7.3%
Telecommunications/Cable Television	5.1%

Issuer country weightings (s)(x)
United States	55.2%
Japan	7.5%
United Kingdom	6.2%
Switzerland	6.1%
France	5.0%
Hong Kong	2.8%
Germany	2.4%
Netherlands	2.3%
Brazil	2.1%
Other Countries	10.4%

Currency exposure weightings (s)(y)
United States Dollar	56.4%
Euro	11.7%
Japanese Yen	7.5%
British Pound Sterling	6.2%
Swiss Franc	6.1%
Hong Kong Dollar	4.0%
Brazilian Real	2.1%
Indian Rupee	1.6%
South Korean Won	0.6%
Other Currencies	3.8%

(s)	Includes securities sold short.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Global Research Portfolio (“fund”) provided a total return of 24.00%, while Service Class shares of the fund provided a total return of 23.68%. These compare with a return of 23.44% over the same period for the fund’s benchmark, the MSCI All Country World Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Strong stock selection in the financial services sector was a primary contributor to performance relative to the MSCI All Country World Index. Within this sector, overweight positions in insurance companies MetLife (United States) and Delta Lloyd (Netherlands) aided relative results. Shares of MetLife performed well during the period under the backdrop of better economic data and higher long-term interest rates.

Security selection in the capital goods sector was another contributor to relative performance. An overweight allocation to strong-performing vehicle component manufacturer Delphi Automotive (United Kingdom) supported relative results. Additionally, the fund’s avoidance of mining giant BHP Billiton (Australia) was a positive factor for relative results as the stock underperformed the benchmark over the period.

Within the health care sector, stock selection benefited relative results. Here, an overweight position in life sciences supply company Thermo Fisher Scientific (United States) boosted relative performance. Thermo Fisher Scientific reported earnings results in the latter part of the period that beat market expectations as pharmaceutical and biotech end markets performed well with solid growth during the period.

Stocks in other sectors that benefited relative performance included overweight positions in computer products and services provider Hewlett-Packard (United States), casino resorts operator Sands China (Hong Kong), telecommunications company KDDI (Japan), oil and gas exploration company Cabot Oil & Gas (United States) and outdoor apparel retailer VF Corp (United States) as all five stocks outperformed the benchmark.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Stock selection in the technology industry was a primary detractor from relative performance. Within this sector, overweight allocations to computer and personal electronics maker Apple (United States), web-based computing provider Rackspace Hosting (h) (United States) and semiconductor maker Altera (United States) weakened relative results as all three stocks underperformed the benchmark during the period. Shares of Rackspace Hosting experienced decelerated earnings growth as the company began a major platform transition which appeared to have caused customers to pause until the company completes the transition.

3

MFS Global Research Portfolio

Management Review – continued

Elsewhere, the fund’s overweight positions in global sourcing and supply chain management company Li & Fung (Hong Kong), wine and alcoholic beverage producer Pernod Ricard (France), mining equipment manufacturer Joy Global (United States), diversified bank ICICI Bank (India) and electric company Energias Do Brasil (Brazil) detracted from relative results as all five stocks underperformed the benchmark during the period. Shares of Joy Global faced downward pressure as the mining industry experienced stagnant demand through the period. In addition, the fund’s holdings of bank Kasikornbank (b) (Thailand) and commercial bank Federal Bank (b) (India) were among the fund’s top relative detractors.

Respectfully,

Michael Cantara	Ben Kottler	Joseph MacDougall
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Contract Owners: Effective April 30, 2013, Joseph MacDougall is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/07/94	24.00%	15.05%	7.22%
Service Class	8/24/01	23.68%	14.76%	6.95%

Comparative benchmark
MSCI All Country World Index (f)		23.44%	15.53%	7.72%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Prior to October 6, 2008, MFS primarily invested the fund’s assets in U.S. equity securities. Effective October 6, 2008, MFS primarily invests the fund’s assets in U.S. and foreign equity securities, including emerging market equity securities.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.90%	$1,000.00	$1,157.04	$4.89
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,155.76	$6.25
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Notes to Expense Table

Expense ratios include 0.01% of investment related expense from short sales (See Note 2 of the Notes to Financial Statements).

6

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.4%
Aerospace – 2.2%
Honeywell International, Inc.	11,660	$1,065,374
Precision Castparts Corp.	3,934	1,059,426
United Technologies Corp.	8,390	954,782

		$3,079,582

Alcoholic Beverages – 1.1%
Pernod Ricard S.A.	13,072	$1,489,184

Apparel Manufacturers – 2.5%
Li & Fung Ltd.	702,000	$907,141
LVMH Moet Hennessy Louis Vuitton S.A.	3,815	695,924
NIKE, Inc., “B”	12,040	946,826
VF Corp.	13,523	843,024

		$3,392,915

Automotive – 2.5%
Delphi Automotive PLC	18,560	$1,116,013
Guangzhou Automobile Group Co. Ltd., “H”	534,000	589,954
Honda Motor Co. Ltd.	22,300	916,902
Kia Motors Corp. (a)	14,970	795,771

		$3,418,640

Biotechnology – 0.8%
Biogen Idec, Inc. (a)	4,141	$1,158,445

Broadcasting – 2.0%
Twenty-First Century Fox, Inc.	42,920	$1,509,926
Walt Disney Co.	15,610	1,192,604

		$2,702,530

Brokerage & Asset Managers – 1.3%
BlackRock, Inc.	1,752	$554,455
Franklin Resources, Inc.	12,732	735,018
IntercontinentalExchange Group, Inc.	2,403	540,483

		$1,829,956

Business Services – 1.8%
Accenture PLC, “A”	11,810	$971,018
Cognizant Technology Solutions Corp., “A” (a)	8,030	810,869
Fidelity National Information Services, Inc.	14,040	753,667

		$2,535,554

Cable TV – 1.2%
Comcast Corp., “Special A”	23,310	$1,162,703
Time Warner Cable, Inc.	3,890	527,095

		$1,689,798

Chemicals – 0.4%
Monsanto Co.	4,359	$508,041

Computer Software – 2.0%
Citrix Systems, Inc. (a)	8,190	$518,018
Oracle Corp.	17,130	655,394
Salesforce.com, Inc. (a)	12,051	665,095
Symantec Corp.	22,830	538,331

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – continued
TIBCO Software, Inc. (a)	16,920	$380,362

		$2,757,200

Computer Software – Systems – 4.1%
Apple, Inc. (s)	2,880	$1,615,997
CDW Corp.	17,180	401,325
EMC Corp.	37,970	954,946
Hewlett-Packard Co.	86,900	2,431,462
NCR Corp. (a)	8,580	292,235

		$5,695,965

Conglomerates – 0.5%
Hutchison Whampoa Ltd.	50,000	$683,003

Construction – 0.3%
Anhui Conch Cement Co. Ltd.	109,500	$409,058

Consumer Products – 0.9%
Procter & Gamble Co.	15,660	$1,274,881

Consumer Services – 0.6%
Priceline.com, Inc. (a)	668	$776,483

Containers – 0.4%
Crown Holdings, Inc. (a)	10,840	$483,139

Electrical Equipment – 3.2%
Danaher Corp. (s)	23,610	$1,822,692
Schneider Electric S.A.	10,007	872,804
Siemens AG	7,938	1,084,277
W.W. Grainger, Inc.	2,636	673,287

		$4,453,060

Electronics – 2.7%
Altera Corp.	21,000	$683,130
JDS Uniphase Corp. (a)	29,910	388,232
KLA-Tencor Corp.	2,160	139,234
MediaTek, Inc.	14,000	208,331
Mellanox Technologies Ltd. (a)	7,870	314,564
Microchip Technology, Inc.	19,080	853,830
NXP Semiconductors N.V. (a)	13,660	627,404
Taiwan Semiconductor Manufacturing Co. Ltd.	157,000	555,757

		$3,770,482

Energy – Independent – 4.1%
Anadarko Petroleum Corp.	11,240	$891,557
Cabot Oil & Gas Corp.	25,080	972,101
Cairn Energy PLC (a)	40,480	180,855
Cenovus Energy, Inc.	14,500	414,968
EOG Resources, Inc.	5,622	943,596
INPEX Corp.	32,100	410,890
Occidental Petroleum Corp.	8,740	831,174
Oil Search Ltd.	52,940	383,361
Pioneer Natural Resources Co.	2,938	540,798

		$5,569,300

7

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – 4.7%
BG Group PLC	47,829	$1,027,652
Exxon Mobil Corp. (s)	26,630	2,694,956
Petroleo Brasileiro S.A., ADR	41,870	576,969
Royal Dutch Shell PLC, “A”	58,584	2,098,373

		$6,397,950

Engineering – Construction – 1.0%
Fluor Corp.	7,030	$564,439
JGC Corp.	19,000	744,231

		$1,308,670

Food & Beverages – 4.0%
Groupe Danone	24,763	$1,782,356
M. Dias Branco S.A. Industria e Comercio de Alimentos	9,500	402,670
Mondelez International, Inc.	35,920	1,267,976
Nestle S.A.	23,769	1,739,942
Want Want China Holdings Ltd.	189,000	274,347

		$5,467,291

Food & Drug Stores – 1.4%
CVS Caremark Corp.	15,210	$1,088,580
Jeronimo Martins SGPS S.A.	22,635	442,640
Sundrug Co. Ltd.	9,700	433,373

		$1,964,593

Gaming & Lodging – 0.9%
Sands China Ltd.	149,600	$1,224,529

General Merchandise – 1.0%
Target Corp.	21,200	$1,341,324

Insurance – 4.0%
ACE Ltd.	6,600	$683,298
AIA Group Ltd.	209,600	1,056,663
Delta Lloyd N.V.	35,290	875,814
Hiscox Ltd.	81,840	941,884
ING Groep N.V. (a)	50,471	701,273
MetLife, Inc.	22,880	1,233,690

		$5,492,622

Internet – 2.4%
eBay, Inc. (a)	10,990	$603,241
Facebook, Inc., “A “ (a)	7,450	407,217
Google, Inc., “A” (a)	1,728	1,936,587
Yelp, Inc. (a)	5,110	352,335

		$3,299,380

Machinery & Tools – 3.1%
Atlas Copco AB, “A”	19,732	$546,999
Eaton Corp. PLC	12,030	915,724
Glory Ltd.	14,000	362,264
Joy Global, Inc.	15,460	904,255
Roper Industries, Inc.	6,703	929,572
Schindler Holding AG	4,235	623,346

		$4,282,160

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 6.8%
BNP Paribas	12,611	$982,818
Goldman Sachs Group, Inc.	3,863	684,755
HSBC Holdings PLC	88,405	969,716
JPMorgan Chase & Co.	27,850	1,628,668
Morgan Stanley	25,010	784,314
Royal Bank of Scotland Group PLC (a)	101,875	570,374
Standard Chartered PLC	25,417	572,414
State Street Corp.	10,320	757,385
Sumitomo Mitsui Financial Group, Inc.	22,600	1,163,156
Wells Fargo & Co.	27,820	1,263,028

		$9,376,628

Medical & Health Technology & Services – 0.4%
Kobayashi Pharmaceutical Co. Ltd.	10,400	$579,698

Medical Equipment – 3.6%
Abbott Laboratories	30,860	$1,182,864
Covidien PLC	19,010	1,294,581
DENTSPLY International, Inc.	7,010	339,845
Sonova Holding AG	4,743	638,036
Thermo Fisher Scientific, Inc.	13,040	1,452,004

		$4,907,330

Metals & Mining – 1.9%
Gerdau S.A., ADR	46,440	$364,090
Iluka Resources Ltd.	41,374	318,817
Rio Tinto Ltd.	22,920	1,294,054
Steel Authority of India Ltd.	554,526	649,509

		$2,626,470

Natural Gas – Distribution – 0.7%
GDF SUEZ	26,475	$622,628
Tokyo Gas Co. Ltd.	78,000	383,667

		$1,006,295

Oil Services – 1.4%
Cameron International Corp. (a)	13,150	$782,820
Schlumberger Ltd.	7,540	679,429
Technip	5,240	503,597

		$1,965,846

Other Banks & Diversified Financials – 8.7%
American Express Co.	11,200	$1,016,176
BB&T Corp.	16,080	600,106
DBS Group Holdings Ltd.	57,000	772,376
Discover Financial Services	14,150	791,693
Erste Group Bank AG	31,648	1,102,821
Federal Bank Ltd.	349,275	474,603
Housing Development Finance Corp. Ltd.	42,687	548,399
ICICI Bank Ltd.	32,477	576,899
Itau Unibanco Holding S.A., IPS	39,120	519,831
Julius Baer Group Ltd.	16,118	774,054
Kasikornbank PLC, NVDR	129,300	613,841
Sberbank of Russia, ADR	59,042	742,748
UBS AG	57,776	1,095,869
UniCredit S.p.A.	96,211	712,083
Visa, Inc., “A”	7,279	1,620,888

		$11,962,387

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 5.5%
Bayer AG	9,801	$1,374,615
Novartis AG	24,260	1,936,340
Pfizer, Inc.	48,140	1,474,528
Roche Holding AG	5,751	1,606,579
Santen Pharmaceutical Co. Ltd.	17,000	791,805
Valeant Pharmaceuticals International, Inc. (a)	3,770	442,598

		$7,626,465

Railroad & Shipping – 0.5%
Union Pacific Corp.	4,225	$709,800

Real Estate – 1.0%
Mitsubishi Estate Co. Ltd.	46,000	$1,373,754

Restaurants – 1.1%
Arcos Dorados Holdings, Inc.	44,760	$542,491
YUM! Brands, Inc.	13,110	991,247

		$1,533,738

Specialty Chemicals – 2.3%
Akzo Nobel N.V.	12,161	$942,561
FMC Corp.	6,390	482,189
JSR Corp.	12,200	235,867
Linde AG	4,096	856,781
W.R. Grace & Co. (a)	7,040	696,045

		$3,213,443

Specialty Stores – 0.6%
Industria de Diseno Textil S.A.	4,755	$783,666

Telecommunications – Wireless – 1.7%
American Tower Corp., REIT	9,370	$747,913
KDDI Corp.	19,846	1,219,292
Tele2 AB, “B”	7,467	84,575
Vodafone Group PLC	84,127	330,165

		$2,381,945

Telephone Services – 2.1%
BT Group PLC	77,600	$487,536
China Unicom (Hong Kong) Ltd.	258,000	387,297
TDC A.S.	61,098	592,643
Telecom Italia S.p.A. – Savings Shares	434,530	340,138
Telefonica Brasil S.A., ADR	33,270	639,449
Verizon Communications, Inc.	9,640	473,710

		$2,920,773

Tobacco – 1.3%
Japan Tobacco, Inc.	34,500	$1,120,406
Philip Morris International, Inc.	7,700	670,901

		$1,791,307

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 1.0%
Expeditors International of Washington, Inc.	19,710	$872,168
Yamato Holdings Co. Ltd.	27,500	555,170

		$1,427,338

Utilities – Electric Power – 1.7%
CMS Energy Corp.	47,100	$1,260,867
Edison International	12,530	580,136
Energias do Brasil S.A.	94,100	452,701

		$2,293,704

Total Common Stocks (Identified Cost, $110,993,018)		$136,936,322

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	43	$43

Total Investments (Identified Cost, $110,993,061)		$136,936,365

SECURITIES SOLD SHORT – (0.3)%
Machinery & Tools – (0.3)%
Manitowoc Co., Inc. (Proceeds Received, $315,793)	(18,250)	$(425,590)

OTHER ASSETS, LESS LIABILITIES – 0.9%		1,208,906

Net Assets – 100.0%		$137,719,681

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At December 31, 2013, the fund had cash collateral of $49,388 and other liquid securities with an aggregate value of $938,917 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

IPS	International Preference Stock

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $110,993,018)	$136,936,322
Underlying affiliated funds, at cost and value	43
Total investments, at value (identified cost, $110,993,061)	$136,936,365
Foreign currency, at value (identified cost, $2,841)	2,846
Deposits with brokers	49,388
Receivables for
Investments sold	1,361,188
Fund shares sold	11,484
Interest and dividends	154,227
Other assets	1,564
Total assets		$138,517,062
Liabilities
Payable to custodian	$112,565
Payables for
Securities sold short, at value (proceeds received, $315,793)	425,590
Investments purchased	44,076
Fund shares reacquired	131,725
Payable to affiliates
Investment adviser	5,458
Shareholder servicing costs	16
Distribution and/or service fees	150
Payable for independent Trustees’ compensation	4
Deferred country tax expense payable	5,807
Accrued expenses and other liabilities	71,990
Total liabilities		$797,381
Net assets		$137,719,681
Net assets consist of
Paid-in capital	$134,387,948
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $5,807 deferred country tax)	25,829,605
Accumulated net realized gain (loss) on investments and foreign currency	(23,846,585)
Undistributed net investment income	1,348,713
Net assets		$137,719,681
Shares of beneficial interest outstanding		5,543,319

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$126,706,941	5,097,900	$24.85
Service Class	11,012,740	445,419	24.72

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$2,812,742
Interest	11,061
Dividends from underlying affiliated funds	818
Foreign taxes withheld	(150,087)
Total investment income		$2,674,534
Expenses
Management fee	$1,000,519
Distribution and/or service fees	29,425
Shareholder servicing costs	4,865
Administrative services fee	27,618
Independent Trustees’ compensation	4,536
Custodian fee	82,730
Shareholder communications	22,653
Audit and tax fees	56,467
Legal fees	997
Dividend and interest expense on securities sold short	6,811
Miscellaneous	17,492
Total expenses		$1,254,113
Fees paid indirectly	(15)
Reduction of expenses by investment adviser	(1,582)
Net expenses		$1,252,516
Net investment income		$1,422,018
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $36,483 country tax)	$15,799,585
Written options	6,436
Securities sold short	(26,435)
Foreign currency	(33,858)
Net realized gain (loss) on investments and foreign currency		$15,745,728
Change in unrealized appreciation (depreciation)
Investments (net of $42,017 decrease in deferred country tax)	$11,666,494
Securities sold short	(101,081)
Translation of assets and liabilities in foreign currencies	1,698
Net unrealized gain (loss) on investments and foreign currency translation		$11,567,111
Net realized and unrealized gain (loss) on investments and foreign currency		$27,312,839
Change in net assets from operations		$28,734,857

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$1,422,018	$2,059,471
Net realized gain (loss) on investments and foreign currency	15,745,728	6,695,105
Net unrealized gain (loss) on investments and foreign currency translation	11,567,111	11,893,536
Change in net assets from operations	$28,734,857	$20,648,112
Distributions declared to shareholders
From net investment income	$(2,039,015)	$(2,040,059)
Change in net assets from fund share transactions	$(18,942,031)	$(19,027,284)
Total change in net assets	$7,753,811	$(419,231)
Net assets
At beginning of period	129,965,870	130,385,101
At end of period (including undistributed net investment income of $1,348,713 and $2,036,051, respectively)	$137,719,681	$129,965,870

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$20.36	$17.71	$19.23	$17.29	$13.30
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.30	$0.27	$0.20	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	4.61	2.66	(1.56)	1.97	4.03
Total from investment operations	$4.85	$2.96	$(1.29)	$2.17	$4.23
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.31)	$(0.23)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$24.85	$20.36	$17.71	$19.23	$17.29
Total return (%) (k)(r)(s)(x)	24.00	16.81	(6.73)	12.66	32.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.94	0.97	0.97	0.98
Expenses after expense reductions (f)	0.92	0.94	N/A	N/A	N/A
Net investment income	1.08	1.58	1.38	1.18	1.42
Portfolio turnover	41	40	54	59	63
Net assets at end of period (000 omitted)	$126,707	$117,388	$117,312	$144,156	$149,758
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.91	0.93	0.96	0.96	0.98

See Notes to Financial Statements

13

MFS Global Research Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$20.25	$17.60	$19.11	$17.18	$13.21
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.26	$0.22	$0.16	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	4.57	2.64	(1.55)	1.96	3.99
Total from investment operations	$4.76	$2.90	$(1.33)	$2.12	$4.16
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.25)	$(0.18)	$(0.19)	$(0.19)
Net asset value, end of period (x)	$24.72	$20.25	$17.60	$19.11	$17.18
Total return (%) (k)(r)(s)(x)	23.68	16.57	(7.00)	12.42	32.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.19	1.22	1.22	1.23
Expenses after expense reductions (f)	1.17	1.19	N/A	N/A	N/A
Net investment income	0.86	1.35	1.13	0.93	1.21
Portfolio turnover	41	40	54	59	63
Net assets at end of period (000 omitted)	$11,013	$12,578	$13,073	$17,036	$17,901
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.16	1.18	1.21	1.21	1.23

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Tyco International Ltd., the Initial Class and Service Class total returns for the year ended December 31, 2010 would have been lower by approximately 0.71% and 0.70%, respectively.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s

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Notes to Financial Statements – continued

valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$75,212,883	$—	$—	$75,212,883
Japan	10,290,477	—	—	10,290,477
United Kingdom	8,473,023	—	—	8,473,023
Switzerland	8,414,167	—	—	8,414,167
France	6,949,311	—	—	6,949,311
Hong Kong	—	3,871,336	—	3,871,336
Germany	3,315,673	—	—	3,315,673
Netherlands	3,147,051	—	—	3,147,051
Brazil	2,955,710	—	—	2,955,710
Other Countries	12,646,035	1,660,656	—	14,306,691
Mutual Funds	43	—	—	43
Total Investments	$131,404,373	$5,531,992	$—	$136,936,365
Short Sales	$(425,590)	$—	$—	$(425,590)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $34,940,939 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

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MFS Global Research Portfolio

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options. At December 31, 2013, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Written Options
Equity	$6,436

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction.

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended December 31, 2013:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	241	8,554
Options exercised	(51)	(2,118)
Options expired	(190)	(6,436)
Outstanding, end of period	—	$—

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2013, this expense amounted to $6,811.The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue

18

MFS Global Research Portfolio

Notes to Financial Statements – continued

Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$2,039,015	$2,040,059

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$111,032,329
Gross appreciation	30,156,349
Gross depreciation	(4,252,313)
Net unrealized appreciation (depreciation)	$25,904,036
Undistributed ordinary income	1,348,188
Capital loss carryforwards	(23,756,628)
Other temporary differences	(163,863)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(5,034,873)
12/31/17	(18,721,755)
Total	$(23,756,628)

The availability of $23,756,628 of the capital loss carryforwards of the fund may be limited in a given year due to a change in ownership of the fund on July 31, 2013.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$1,891,705	$1,870,542
Service Class	147,310	169,517
Total	$2,039,015	$2,040,059

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MFS Global Research Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $1,242, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year end December 31, 2013, the fee was $4,853, which equated to 0.0036% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year end December 31, 2013, these costs amounted to $12.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0207% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $806 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $340, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short sales and short-term obligations, aggregated $54,036,233 and $74,011,966, respectively.

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MFS Global Research Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	32,474	$747,119	30,009	$587,110
Service Class	14,109	315,844	51,613	977,622
	46,583	$1,062,963	81,622	$1,564,732
Shares issued to shareholders in reinvestment of distributions
Initial Class	84,263	$1,891,705	97,020	$1,870,542
Service Class	6,591	147,310	8,834	169,517
	90,854	$2,039,015	105,854	$2,040,059
Shares reacquired
Initial Class	(784,748)	$(17,661,909)	(986,978)	$(19,101,113)
Service Class	(196,495)	(4,382,100)	(181,973)	(3,530,962)
	(981,243)	$(22,044,009)	(1,168,951)	$(22,632,075)
Net change
Initial Class	(668,011)	$(15,023,085)	(859,949)	$(16,643,461)
Service Class	(175,795)	(3,918,946)	(121,526)	(2,383,823)
	(843,806)	$(18,942,031)	(981,475)	$(19,027,284)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $622 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	480,187	24,338,254	(24,818,398)	43

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$818	$43

21

MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Research Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Research Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Research Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

22

MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

23

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Michael Cantara Ben Kottler Joseph MacDougall

24

MFS Global Research Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

25

MFS Global Research Portfolio

Board Review of Investment Advisory Agreement – continued

of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

26

MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 54.68% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2013

MFS® GLOBAL GOVERNMENTS PORTFOLIO

MFS® Variable Insurance Trust II

WGS-ANN

MFS® GLOBAL GOVERNMENTS PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	63.9%
U.S. Treasury Securities	22.3%
High Grade Corporates	1.2%
U.S. Government Agencies	0.7%
Mortgage-Backed Securities	0.6%
Commercial Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	13.3%
AA	11.3%
A	20.0%
BBB	20.5%
CCC (o)	0.0%
U.S. Government	22.3%
Federal Agencies	1.3%
Cash & Other	11.3%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	8.8 yrs.

Issuer country weightings (i)(x)
United States	34.9%
Japan	20.4%
Italy	11.1%
Spain	6.1%
Germany	4.6%
France	3.9%
United Kingdom	3.7%
Canada	3.3%
Ireland	2.9%
Other Countries	9.1%

Currency exposure weightings (i)(y)
United States Dollar	38.1%
Euro	27.4%
Japanese Yen	23.8%
British Pound Sterling	7.8%
Canadian Dollar	0.9%
Danish Krone	0.6%
Australian Dollar	0.5%
New Zealand Dollar	0.5%
Swedish Krona	0.4%
Other Currencies (o)	(0.0)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Global Governments Portfolio (“fund”) provided a total return of –5.26%, while Service Class shares of the fund provided a total return of –5.43%. These compare with a return of –4.50% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

The fund’s yield curve (y) positioning in Europe, particularly a greater exposure to shifts in the middle portion of the yield curve (centered around maturities of 7 years), was a negative factor for performance relative to the JPMorgan Global Government Bond Index (Unhedged).

Contributors to Performance

The portion of the fund’s return derived from yield, which was greater than that of the benchmark, contributed to performance relative to the benchmark. Yield curve positioning in the US, particularly a lesser exposure to shifts in the middle portion of the yield curve also benefited relative performance.

An out-of-benchmark exposure to Ireland was another positive factor for relative performance as these issues performed well over the period. The fund actively manages currency exposure, principally employing forward currency contracts for this purpose. During the reporting period, the fund’s lesser exposure to the Japanese yen and the Australian dollar aided relative results as both currencies depreciated relative to the US dollar.

Respectfully,

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/16/88	(5.26)%	1.94%	3.54%
Service Class	8/24/01	(5.43)%	1.68%	3.28%

Comparative benchmark
JPMorgan Global Government Bond Index (Unhedged) (f)		(4.50)%	2.38%	4.29%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.84%	$1,000.00	$1,010.64	$4.26
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class	Actual	1.09%	$1,000.00	$1,009.82	$5.52
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 87.7%
Foreign Bonds – 64.3%
Australia – 2.3%
Commonwealth of Australia, 5.75%, 2021	AUD	5,387,000	$5,381,294

Austria – 0.4%
Republic of Austria, 1.75%, 2023	EUR	776,000	$1,018,867

Belgium – 2.6%
Kingdom of Belgium, 4.25%, 2021	EUR	3,452,000	$5,475,783
Kingdom of Belgium, 4%, 2032	EUR	370,000	559,095

			$6,034,878

Canada – 3.3%
Government of Canada, 4.5%, 2015	CAD	2,570,000	$2,536,298
Government of Canada, 4.25%, 2018	CAD	12,000	12,446
Government of Canada, 3.25%, 2021	CAD	2,918,000	2,900,227
Government of Canada, 5.75%, 2033	CAD	1,708,000	2,205,985

			$7,654,956

Finland – 0.5%
Republic of Finland, 3.875%, 2017	EUR	771,000	$1,181,216

France – 3.9%
Republic of France, 2.5%, 2020	EUR	1,801,000	$2,603,350
Republic of France, 6%, 2025	EUR	1,428,000	2,617,781
Republic of France, 4.75%, 2035	EUR	2,171,000	3,676,946

			$8,898,077

Germany – 4.5%
Federal Republic of Germany, 4.25%, 2018	EUR	2,251,000	$3,566,753
Federal Republic of Germany, 3.25%, 2021	EUR	2,395,000	3,703,069
Federal Republic of Germany, 6.25%, 2030	EUR	1,505,000	3,073,086

			$10,342,908

Iceland – 0.5%
Republic of Iceland, 4.875%,2016 (n)		$1,122,000	$1,164,075

Ireland – 2.8%
Republic of Ireland, 5.5%, 2017	EUR	1,507,000	$2,356,222
Republic of Ireland, 4.5%, 2020	EUR	2,018,000	3,035,649
Republic of Ireland, 5.4%, 2025	EUR	731,000	1,143,698

			$6,535,569

Italy – 10.9%
Republic of Italy, 5.25%, 2017	EUR	10,303,000	$15,638,384
Republic of Italy, 3.75%, 2021	EUR	6,689,000	9,423,326

			$25,061,710

Japan – 20.4%
Government of Japan, 2%, 2052	JPY	87,900,000	$885,172
Government of Japan, 1.1%, 2020	JPY	1,895,200,000	18,798,203
Government of Japan, 2.1%, 2024	JPY	1,082,350,000	11,675,228
Government of Japan, 2.2%, 2027	JPY	868,900,000	9,507,207

Issuer	Shares/Par		Value ($)

BONDS – continued
Foreign Bonds – continued
Japan – continued
Government of Japan, 2.4%, 2037	JPY	448,600,000	$4,859,772
Toyota Motor Credit Corp., FRN, 0.528%, 2016		$1,227,000	1,230,499

			$46,956,081

Netherlands – 1.3%
ABN AMRO Bank N.V., FRN, 2.005%, 2014 (n)		$200,000	$200,252
Kingdom of the Netherlands, 3.5%, 2020	EUR	1,016,000	1,566,786
Kingdom of the Netherlands, 5.5%, 2028	EUR	683,000	1,255,591

			$3,022,629

Norway – 0.0%
Statoil A.S.A., FRN, 0.53%, 2018		$45,000	$45,002

Spain – 6.0%
Kingdom of Spain, 5.4%, 2023	EUR	1,737,000	$2,624,725
Kingdom of Spain, 5.5%, 2017	EUR	3,781,000	5,772,646
Kingdom of Spain, 4.6%, 2019	EUR	3,573,000	5,315,515

			$13,712,886

Sweden – 1.2%
Kingdom of Sweden, 5%, 2020	SEK	9,870,000	$1,814,750
Nordea Bank AB, FRN, 0.699%, 2016 (n)		$1,000,000	1,002,851

			$2,817,601

United Kingdom – 3.7%
HSBC Bank PLC, FRN, 0.88%, 2018 (n)		$403,000	$403,874
United Kingdom Treasury, 8%, 2021	GBP	929,100	2,103,250
United Kingdom Treasury, 4.25%, 2027	GBP	423,000	766,829
United Kingdom Treasury, 4.25%, 2036	GBP	2,887,000	5,246,370

			$8,520,323

Total Foreign Bonds			$148,348,072

U.S. Bonds – 23.4%
Asset-Backed & Securitized – 0.0%
Commercial Mortgage Asset Trust, FRN, 0.571%, 2032 (i)(z)		$1,274,231	$7,352
First Union National Bank Commercial Mortgage Trust, FRN, 1.629%, 2043 (i)(z)		251,237	337

			$7,689

Mortgage-Backed – 0.6%
Fannie Mae, 4.78%, 2015		$85,955	$89,628
Fannie Mae, 4.856%, 2015		41,367	43,106
Fannie Mae, 5.5%, 2015		46,675	48,079
Fannie Mae, 5.09%, 2016		82,920	91,111
Fannie Mae, 5.432%, 2016		75,229	81,143
Fannie Mae, 5.05%, 2017		51,058	55,230

6

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 5.194%, 2018	$122,429	$131,990
Fannie Mae, 5.1%, 2019	61,075	66,528
Fannie Mae, 5.18%, 2019	61,135	66,747
Freddie Mac, 1.426%, 2017	560,000	561,692
Freddie Mac, 5.085%, 2019	43,000	48,482
Freddie Mac, 3.32%, 2023	5,000	4,938
Freddie Mac, 3.882%, 2028	89,000	95,770

		$1,384,444

U.S. Government Agencies and Equivalents – 0.7%
Aid-Egypt, 4.45%, 2015	$301,000	$321,329
Small Business Administration, 4.57%, 2025	17,633	18,660
Small Business Administration, 5.09%, 2025	18,954	20,216
Small Business Administration, 5.21%, 2026	282,889	305,075
Small Business Administration, 2.22%, 2033	1,010,624	944,656

		$1,609,936

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Bonds – continued
U.S. Treasury Obligations – 22.1%
U.S. Treasury Bonds, 6.875%, 2025	$2,544,000	$3,456,660
U.S. Treasury Bonds, 5.25%, 2029	2,590,000	3,109,619
U.S. Treasury Bonds, 4.5%, 2039	7,022,400	7,755,363
U.S. Treasury Notes, 4.125%, 2015	13,403,000	14,116,080
U.S. Treasury Notes, 4.75%, 2017	14,369,000	16,227,989
U.S. Treasury Notes, 3.5%, 2020	5,751,000	6,198,497

		$50,864,208

Total U.S. Bonds		$53,866,277

Total Bonds (Identified Cost, $208,445,514)		$202,214,349

MONEY MARKET FUNDS – 11.1%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	25,496,421	$25,496,421

Total Investments (Identified Cost, $233,941,935)		$227,710,770

OTHER ASSETS, LESS LIABILITIES – 1.2%		2,870,582

Net Assets – 100.0%		$230,581,352

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,771,052, representing 1.2% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Commercial Mortgage Asset Trust, FRN, 0.571%, 2032	8/25/03-12/02/11	$9,378	$7,352
First Union National Bank Commercial Mortgage Trust, FRN, 1.629%, 2043	12/11/03-11/30/11	379	337
Total Restricted Securities			$7,689
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/13

Forward Foreign Currency Exchange Contracts at 12/31/13

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Barclays Bank PLC	819,000	1/17/14	$736,713	$730,615	$6,098
SELL	AUD	Credit Suisse Group	1,780,656	1/17/14	1,620,395	1,588,491	31,904
SELL	AUD	Goldman Sachs International	178,000	1/17/14	165,255	158,791	6,464
SELL	AUD	Westpac Banking Corp.	1,923,097	1/17/14	1,822,067	1,715,560	106,507
SELL	CAD	Goldman Sachs International	1,704,783	1/17/14	1,617,106	1,604,306	12,800
SELL	CAD	Merrill Lynch International Bank	2,683,312	1/17/14	2,580,649	2,525,162	55,487
BUY	CNY	Deutsche Bank AG	7,120,000	1/15/14	1,140,366	1,175,399	35,033
BUY	DKK	Deutsche Bank AG	7,637,290	1/17/14	1,383,067	1,408,530	25,463
BUY	EUR	Barclays Bank PLC	761,000	1/17/14	1,039,098	1,046,900	7,802
BUY	EUR	Goldman Sachs International	1,257,235	1/17/14	1,705,306	1,729,566	24,260
BUY	EUR	JPMorgan Chase Bank	166,000	1/17/14	226,979	228,365	1,386
BUY	EUR	Merrill Lynch International Bank	147,000	1/17/14	199,426	202,226	2,800
SELL	EUR	Barclays Bank PLC	676,811	3/18/14	931,152	931,068	84
BUY	GBP	Barclays Bank PLC	2,106,437	1/17/14	3,415,135	3,487,832	72,697
BUY	GBP	Citibank N.A.	870,833	1/17/14	1,403,123	1,441,922	38,799
BUY	GBP	Credit Suisse Group	833,546	1/17/14	1,338,981	1,380,183	41,202
BUY	GBP	Goldman Sachs International	1,497,453	1/17/14	2,418,361	2,479,477	61,116
BUY	GBP	Merrill Lynch International Bank	635,546	1/17/14	1,015,514	1,052,336	36,822
SELL	JPY	Citibank N.A.	43,529,000	1/17/14	431,390	413,361	18,029
SELL	JPY	Deutsche Bank AG	34,175,000	1/17/14	346,105	324,533	21,572
SELL	JPY	Goldman Sachs International	306,608,295	1/17/14	2,988,990	2,911,621	77,369
SELL	JPY	Merrill Lynch International Bank	102,024,000	1/17/14	1,029,473	968,843	60,630
SELL	NOK	Goldman Sachs International	120,258	1/17/14	19,882	19,817	65
BUY	NZD	Deutsche Bank AG	1,387,000	1/17/14	1,132,042	1,139,786	7,744
BUY	PLN	JPMorgan Chase Bank	24,636	2/18/14	8,095	8,131	36
BUY	SEK	Goldman Sachs International	5,874,903	1/17/14	901,030	913,188	12,158

							$764,327

Liability Derivatives
BUY	AUD	Goldman Sachs International	78,000	1/17/14	$73,728	$69,582	$(4,146)
SELL	CAD	Barclays Bank PLC	619,358	1/17/14	579,625	582,854	(3,229)
SELL	CAD	Citibank N.A.	885,000	1/17/14	828,014	832,840	(4,826)
SELL	CHF	Goldman Sachs International	1,000	1/17/14	1,093	1,121	(28)
SELL	CNY	Deutsche Bank AG	7,120,000	1/15/14	1,145,431	1,175,399	(29,968)
SELL	DKK	Goldman Sachs International	636,000	1/17/14	115,337	117,296	(1,959)
BUY	EUR	Deutsche Bank AG	3,913,972	1/17/14	5,398,276	5,384,414	(13,862)
SELL	EUR	Barclays Bank PLC	1,123,493	1/17/14	1,535,328	1,545,578	(10,250)
SELL	EUR	Brown Brothers Harriman & Co.	244,000	1/14/14-1/17/14	330,231	335,669	(5,438)
SELL	EUR	Deutsche Bank AG	6,786,345	1/17/14	9,164,996	9,335,909	(170,913)
SELL	EUR	Goldman Sachs International	151,000	1/17/14	203,150	207,729	(4,579)
SELL	EUR	JPMorgan Chase Bank	4,952,065	1/17/14	6,683,940	6,812,509	(128,569)
SELL	EUR	Merrill Lynch International Bank	425,000	1/17/14	568,099	584,668	(16,569)
SELL	EUR	UBS AG	2,036,690	1/17/14	2,776,246	2,801,854	(25,608)
SELL	GBP	Brown Brothers Harriman & Co.	30,000	1/17/14	47,748	49,674	(1,926)
BUY	JPY	Barclays Bank PLC	835,297,981	1/17/14	8,348,297	7,932,175	(416,122)
BUY	JPY	Goldman Sachs International	608,425,808	1/17/14	6,180,528	5,777,747	(402,781)
SELL	SEK	Goldman Sachs International	11,838,122	1/17/14	1,815,743	1,840,103	(24,360)

							$(1,265,133)

See Notes to Financial Statements

8

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $208,445,514)	$202,214,349
Underlying affiliated funds, at cost and value	25,496,421
Total investments, at value (identified cost, $233,941,935)	$227,710,770
Receivables for
Forward foreign currency exchange contracts	764,327
Investments sold	1,144,124
Fund shares sold	26,882
Interest	2,379,207
Other assets	2,335
Total assets		$232,027,645
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,265,133
Fund shares reacquired	115,823
Payable to affiliates
Investment adviser	9,117
Shareholder servicing costs	13
Distribution and/or service fees	36
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	56,166
Total liabilities		$1,446,293
Net assets		$230,581,352
Net assets consist of
Paid-in capital	$242,084,891
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(6,711,164)
Accumulated net realized gain (loss) on investments and foreign currency	(5,435,887)
Undistributed net investment income	643,512
Net assets		$230,581,352
Shares of beneficial interest outstanding		22,060,850

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$228,028,735	21,812,631	$10.45
Service Class	2,552,617	248,219	10.28

See Notes to Financial Statements

9

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Interest	$4,023,525
Dividends from underlying affiliated funds	18,418
Total investment income		$4,041,943
Expenses
Management fee	$1,708,887
Distribution and/or service fees	6,948
Shareholder servicing costs	2,234
Administrative services fee	39,083
Independent Trustees’ compensation	8,952
Custodian fee	53,871
Shareholder communications	9,053
Audit and tax fees	67,056
Legal fees	2,605
Miscellaneous	14,481
Total expenses		$1,913,170
Fees paid indirectly	(12)
Reduction of expenses by investment adviser	(2,707)
Net expenses		$1,910,451
Net investment income		$2,131,492
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(3,461,435)
Foreign currency	(2,958,465)
Net realized gain (loss) on investments and foreign currency		$(6,419,900)
Change in unrealized appreciation (depreciation)
Investments	$(8,296,973)
Translation of assets and liabilities in foreign currencies	546,302
Net unrealized gain (loss) on investments and foreign currency translation		$(7,750,671)
Net realized and unrealized gain (loss) on investments and foreign currency		$(14,170,571)
Change in net assets from operations		$(12,039,079)

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$2,131,492	$505,308
Net realized gain (loss) on investments and foreign currency	(6,419,900)	(322,539)
Net unrealized gain (loss) on investments and foreign currency translation	(7,750,671)	(1,604,280)
Change in net assets from operations	$(12,039,079)	$(1,421,511)
Distributions declared to shareholders
From net investment income	$—	$(996,242)
From tax return of capital	—	(3,795)
Total distributions declared to shareholders	$—	$(1,000,037)
Change in net assets from fund share transactions	$13,684,598	$194,488,112
Total change in net assets	$1,645,519	$192,066,564
Net assets
At beginning of period	228,935,833	36,869,269
At end of period (including undistributed net investment income of $643,512 and $583,215, respectively)	$230,581,352	$228,935,833

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012		2011	2010	2009
Net asset value, beginning of period	$11.03	$11.29		$11.00	$10.60	$11.59
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.11		$0.18	$0.18	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.68)	(0.04)		0.49	0.30	0.13
Total from investment operations	$(0.58)	$0.07		$0.67	$0.48	$0.35
Less distributions declared to shareholders
From net investment income	$—	$(0.33)		$(0.26)	$—	$(1.34)
From net realized gain on investments	—	—		(0.12)	(0.08)	—
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$—	$(0.33)		$(0.38)	$(0.08)	$(1.34)
Net asset value, end of period (x)	$10.45	$11.03		$11.29	$11.00	$10.60
Total return (%) (k)(r)(s)(x)	(5.26)	0.64		6.06	4.61	4.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.98		1.14	1.15	1.16
Expenses after expense reductions (f)	0.84	0.98		1.00	1.00	1.00
Net investment income	0.94	0.96		1.59	1.64	2.08
Portfolio turnover	56	15		70	66	84
Net assets at end of period (000 omitted)	$228,029	$226,668		$34,252	$30,047	$32,034
See Notes to Financial Statements

12

MFS Global Governments Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012		2011	2010	2009
Net asset value, beginning of period	$10.87	$11.13		$10.85	$10.48	$11.47
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.08		$0.15	$0.15	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.66)	(0.04)		0.48	0.30	0.12
Total from investment operations	$(0.59)	$0.04		$0.63	$0.45	$0.31
Less distributions declared to shareholders
From net investment income	$—	$(0.30)		$(0.23)	$—	$(1.30)
From net realized gain on investments	—	—		(0.12)	(0.08)	—
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$—	$(0.30)		$(0.35)	$(0.08)	$(1.30)
Net asset value, end of period (x)	$10.28	$10.87		$11.13	$10.85	$10.48
Total return (%) (k)(r)(s)(x)	(5.43)	0.33		5.75	4.38	3.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.25		1.39	1.40	1.41
Expenses after expense reductions (f)	1.09	1.25		1.25	1.25	1.25
Net investment income	0.69	0.71		1.34	1.39	1.78
Portfolio turnover	56	15		70	66	84
Net assets at end of period (000 omitted)	$2,553	$2,268		$2,617	$3,093	$3,573

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

14

MFS Global Governments Portfolio

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$52,474,144	$—	$52,474,144
Non-U.S. Sovereign Debt	—	145,510,596	—	145,510,596
Residential Mortgage-Backed Securities	—	1,384,444	—	1,384,444
Commercial Mortgage-Backed Securities	—	7,689	—	7,689
Foreign Bonds	—	2,837,476	—	2,837,476
Mutual Funds	25,496,421	—	—	25,496,421
Total Investments	$25,496,421	$202,214,349	$—	$227,710,770

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(500,806)	$—	$(500,806)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$764,327	$(1,265,133)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$(2,981,901)

15

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$538,675

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

16

MFS Global Governments Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$—	$996,242
Tax return of capital (b)	—	3,795
Total distributions	$—	$1,000,037

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$237,124,968
Gross appreciation	4,027,642
Gross depreciation	(13,441,840)
Net unrealized appreciation (depreciation)	$(9,414,198)
Undistributed ordinary income	1,197,980
Capital loss carryforwards	(2,121,679)
Other temporary differences	(1,165,642)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such post-enactment losses are characterized as follows:

Short-Term	$(1,837,828)
Long-Term	(283,851)
Total	$(2,121,679)

17

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$—	$935,868	$—	$3,565
Service Class	—	60,374	—	230
Total	$—	$996,242	$—	$3,795

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $2,120, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, began receiving a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $2,219, which equated to 0.0010% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $15.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0172% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of

18

MFS Global Governments Portfolio

Notes to Financial Statements – continued

an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,460 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $587, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$30,725,436	$38,138,467
Investments (non-U.S. Government securities)	$90,770,219	$80,164,742

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,422,644	$25,584,999	18,036,331	$200,579,042
Service Class	143,724	1,505,760	54,810	604,238
	2,566,368	$27,090,759	18,091,141	$201,183,280
Shares issued to shareholders in reinvestment of distributions
Initial Class	—	$—	85,248	$939,433
Service Class	—	—	5,565	60,604
	—	$—	90,813	$1,000,037
Shares reacquired
Initial Class	(1,166,362)	$(12,320,726)	(599,556)	$(6,730,887)
Service Class	(104,054)	(1,085,435)	(86,883)	(964,318)
	(1,270,416)	$(13,406,161)	(686,439)	$(7,695,205)
Net change
Initial Class	1,256,282	$13,264,273	17,522,023	$194,787,588
Service Class	39,670	420,325	(26,508)	(299,476)
	1,295,952	$13,684,598	17,495,515	$194,488,112

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 47%, 31%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $1,155 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS Global Governments Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	11,270,805	105,542,931	(91,317,315)	25,496,421

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$18,418	$25,496,421

20

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Governments Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Governments Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

21

MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

22

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Matthew Ryan Erik Weisman

23

MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

24

MFS Global Governments Portfolio

Board Review of Investment Advisory Agreement – continued

of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

25

MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2013

MFS® MONEY MARKET PORTFOLIO

MFS® Variable Insurance Trust II

MKS-ANN

MFS® MONEY MARKET PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Money Market Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	30.9%
A-1	69.7%
Not Rated	0.0%
Cash & Other	(0.6)%

Maturity breakdown (u)
0 - 7 days	19.0%
8 - 29 days	29.3%
30 - 59 days	30.7%
60 - 89 days	5.0%
90 - 365 days	16.6%
Other Assets Less Liabilities	(0.6)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Cash & Other portfolio assets that are not securities are not included in the categories mentioned above. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	0.00%	0.00%
Service Class	8/24/01	0.00%	0.00%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2013, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

3

MFS Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.11%	$1,000.00	$1,000.00	$0.55
	Hypothetical (h)	0.11%	$1,000.00	$1,024.65	$0.56
Service Class	Actual	0.11%	$1,000.00	$1,000.00	$0.55
	Hypothetical (h)	0.11%	$1,000.00	$1,024.65	$0.56

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Notes to Expense Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

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MFS Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

CERTIFICATES OF DEPOSIT – 17.9%
Major Banks – 7.8%
Bank of Montreal/Chicago Branch, 0.19%, due 5/14/14	$8,598,000	$8,598,000
Bank of Montreal/Chicago Branch, 0.18%, due 1/07/14	10,540,000	10,540,000
Bank of Nova Scotia/Houston Branch, 0.16%, due 3/27/14	1,515,000	1,515,000
Toronto Dominion Holdings (USA), Inc., 0.135%, due 1/15/14	1,428,000	1,428,000
Toronto Dominion Holdings (USA), Inc., 0.085%, due 1/14/14	5,760,000	5,760,000
Toronto Dominion Holdings (USA), Inc., 0.1%, due 1/28/14	5,000,000	5,000,000
Toronto Dominion Holdings (USA), Inc., 0.1%, due 1/29/14	4,269,000	4,269,000

		$37,110,000

Other Banks & Diversified Financials – 10.1%
Branch Banking & Trust Co., 0.07%, due 2/05/14	$18,863,000	$18,863,000
Mizuho Corporate Bank (USA)/New York Branch, 0.17%, due 1/17/14	18,976,000	18,976,000
National Bank of Canada/New York Branch, 0.19%, due 4/22/14	10,265,000	10,265,000

		$48,104,000

Total Certificates of Deposit, at Cost and Value		$85,214,000

COMMERCIAL PAPER (y) – 35.1%
Automotive – 6.0%
American Honda Finance Corp., 0.13%, due 3/07/14	$1,130,000	$1,129,735
American Honda Finance Corp., 0.11%, due 1/23/14	5,802,000	5,801,610
American Honda Finance Corp., 0.1%, due 1/06/14	11,887,000	11,886,835
Toyota Motor Credit Corp., 0.1%, due 1/31/14	5,735,000	5,734,522
Toyota Motor Credit Corp., 0.1%, due 2/04/14	3,808,000	3,807,640

		$28,360,342

Consumer Products – 4.0%
Procter & Gamble Co., 0.11%, due 1/21/14 (t)	$13,187,000	$13,186,194
Procter & Gamble Co., 0.1%, due 2/10/14 (t)	5,817,000	5,816,354

		$19,002,548

Food & Beverages – 6.7%
Anheuser-Busch InBev Worldwide, Inc., 0.22%, due 1/21/14 (t)	$310,000	$309,962
Anheuser-Busch InBev Worldwide, Inc., 0.24%, due 1/27/14 (t)	1,733,000	1,732,700

Issuer	Shares/Par	Value ($)

COMMERCIAL PAPER (y) – continued
Food & Beverages – continued
Anheuser-Busch InBev Worldwide, Inc., 0.22%, due 1/06/14 (t)	$1,762,000	$1,761,946
Anheuser-Busch InBev Worldwide, Inc., 0.2%, due 2/03/14 (t)	15,318,000	15,315,192
Coca-Cola Co., 0.11%, due 1/24/14 (t)	2,820,000	2,819,802
Coca-Cola Co., 0.1%, due 2/18/14 (t)	2,407,000	2,406,679
Coca-Cola Co., 0.19%, due 6/23/14 (t)	2,560,000	2,557,663
PepsiCo, Inc., 0.06%, due 2/04/14 (t)	511,000	510,971
PepsiCo, Inc., 0.06%, due 1/13/14 (t)	1,000,000	999,980
PepsiCo, Inc., 0.06%, due 2/07/14 (t)	3,654,000	3,653,775

		$32,068,670

Major Banks – 14.1%
Bank of Nova Scotia, 0.1%, due 1/03/14	$17,401,000	$17,400,903
JPMorgan Chase & Co., 0.23%, due 2/20/14	15,703,000	15,697,984
JPMorgan Chase & Co., 0.2%, due 2/20/14	3,122,000	3,121,133
Wells Fargo & Co., 0.13%, due 2/13/14	9,808,000	9,806,477
Wells Fargo & Co., 0.2%, due 6/03/14	9,000,000	8,992,350
Westpac Banking Corp., 0.14%, due 3/25/14 (t)	12,231,000	12,227,052

		$67,245,899

Other Banks & Diversified Financials – 3.4%
General Electric Capital Corp., 0.09%, due 2/12/14	$15,970,000	$15,968,323

Pharmaceuticals – 0.9%
Johnson & Johnson, 0.13%, due 1/08/14 (t)	$4,153,000	$4,152,895

Total Commercial Paper, at Amortized Cost and Value		$166,798,677

U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 44.7%
Federal Home Loan Bank, 0.035%, due 1/03/14	$13,145,000	$13,144,974
Federal Home Loan Bank, 0.05%, due 1/06/14	2,000,000	1,999,986
Federal Home Loan Bank, 0.035%, due 1/10/14	1,338,000	1,337,988
Federal Home Loan Bank, 0.05%, due 1/10/14	1,250,000	1,249,984
Federal Home Loan Bank, 0.035%, due 1/13/14	5,469,000	5,468,936
Federal Home Loan Bank, 0.055%, due 1/22/14	4,025,000	4,024,871
Federal Home Loan Bank, 0.025%, due 1/24/14	19,130,000	19,129,694
Federal Home Loan Bank, 0.083%, due 2/12/14	5,000,000	4,999,516
Federal Home Loan Bank, 0.1%, due 3/21/14	8,000,000	7,998,244

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MFS Money Market Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – continued
Federal Home Loan Bank, 0.09%, due 3/28/14	$999,000	$998,785
Federal Home Loan Bank, 0.06%, due 4/02/14	10,323,000	10,321,434
Federal Home Loan Bank, 0.1%, due 4/04/14	3,750,000	3,749,031
Federal Home Loan Bank, 0.11%, due 5/14/14	7,600,000	7,596,911
Freddie Mac, 0.1%, due 5/06/14	4,252,000	4,250,524
U.S. Treasury Bill, 0.03%, due 1/02/14	15,957,000	15,956,987
U.S. Treasury Bill, 0.022%, due 1/09/14	19,035,000	19,034,905
U.S. Treasury Bill, 0.028%, due 1/16/14	9,455,000	9,454,892
U.S. Treasury Bill, 0.045%, due 1/30/14	19,240,000	19,239,303
U.S. Treasury Bill, 0.042%, due 2/20/14	19,840,000	19,838,829
U.S. Treasury Bill, 0.05%, due 2/27/14	20,290,000	20,288,394
U.S. Treasury Bill, 0.07%, due 4/24/14	3,384,000	3,383,256
U.S. Treasury Bill, 0.075%, due 5/01/14	19,330,000	19,325,168

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$212,792,612

Issuer	Shares/Par	Value ($)

FLOATING RATE DEMAND NOTES – 2.9%
East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.01%, due 1/02/14	$3,300,000	$3,300,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.01%, due 1/02/14	7,200,000	7,200,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.01%, due 1/02/14	3,200,000	3,200,000

Total Floating Rate Demand Notes, at Cost and Value		$13,700,000

Total Investments, at Amortized Cost and Value		$478,505,289

OTHER ASSETS, LESS LIABILITIES – (0.6)%		(2,868,453)

Net Assets – 100.0%		$475,636,836

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

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MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments, at amortized cost and value	$478,505,289
Cash	140
Receivables for
Fund shares sold	356,424
Interest	17,687
Receivable from investment adviser	199
Other assets	4,479
Total assets		$478,884,218
Liabilities
Payable for fund shares reacquired	$3,193,180
Payable for shareholder servicing costs	45
Payable for independent Trustees’ compensation	21
Accrued expenses and other liabilities	54,136
Total liabilities		$3,247,382
Net assets		$475,636,836
Net assets consist of
Paid-in capital	$475,859,545
Accumulated net realized gain (loss) on investments	(222,709)
Net assets		$475,636,836
Shares of beneficial interest outstanding		475,860,640

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$228,672,791	228,798,075	$1.00
Service Class	246,964,045	247,062,565	1.00

See Notes to Financial Statements

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MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Interest income		$620,716
Expenses
Management fee	$2,494,142
Distribution and/or service fees	651,106
Shareholder servicing costs	8,307
Administrative services fee	72,017
Independent Trustees’ compensation	15,524
Custodian fee	39,787
Shareholder communications	32,430
Audit and tax fees	33,896
Legal fees	4,722
Miscellaneous	18,391
Total expenses		$3,370,322
Fees paid indirectly	(12)
Reduction of expenses by investment adviser and distributor	(2,749,594)
Net expenses		$620,716
Net investment income		$0
Net realized gain (loss) on investments		$736
Change in net assets from operations		$736

See Notes to Financial Statements

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MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	736	0
Change in net assets from operations	$736	$0
Change in net assets from fund share transactions	$(56,771,401)	$212,377,435
Total change in net assets	$(56,770,665)	$212,377,435
Net assets
At beginning of period	532,407,501	320,030,066
At end of period	$475,636,836	$532,407,501

See Notes to Financial Statements

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MFS Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013		2012	2011		2010		2009
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00		$0.00		$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	0.00	(w)	0.00	(w)	0.00
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—		$—		$(0.00	)(w)
Net asset value, end of period (m)	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (k)(r)(m)	0.00		0.00	0.00		0.00		0.00	(x)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55		0.55	0.58		0.59		0.60
Expenses after expense reductions (f)	0.12		0.16	0.15		0.27		0.33
Net investment income	0.00		0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$228,673		$242,646	$188,106		$172,365		$206,513

Service Class	Years ended 12/31
	2013		2012	2011		2010		2009
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.00	0.00	(w)	0.00	(w)	0.00
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$—		$—	$—		$—		$(0.00	)(w)
Net asset value, end of period (m)	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (k)(r)(m)	0.00		0.00	0.00		0.00		0.00	(x)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80		0.80	0.83		0.84		0.85
Expenses after expense reductions (f)	0.12		0.15	0.16		0.27		0.33
Net investment income	0.00		0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$246,964		$289,762	$131,924		$168,459		$192,109

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(m)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

(x)	Total return was less than 0.01%.

See Notes to Financial Statements

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MFS Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Money Market Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short term securities	$—	$478,505,289	$—	$478,505,289

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of

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MFS Money Market Portfolio

Notes to Financial Statements – continued

default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2013, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the years ended December 31, 2013 and December 31, 2012.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$478,505,289
Capital loss carryforwards	(222,709)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/15	$(29,784)
12/31/16	(192,925)
Total	$(222,709)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

12

MFS Money Market Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.50%
Average daily net assets in excess of $500 million	0.45%

During the year ended December 31, 2013, MFS voluntarily waived receipt of $2,092,670 of the fund’s management fee in order to avoid a negative yield. For the year ended December 31, 2013, this voluntary waiver had the effect of reducing the management fee by 0.42% of average daily net assets on an annualized basis. Effective April 1, 2013, MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $4,519, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.08% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for the Initial Class shares and 0.82% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. During the year ended December 31, 2013, MFD voluntarily waived receipt of $651,106 of the fund’s distribution and/or service fees in order to avoid a negative yield. For the year ended December 31, 2013, this voluntary waiver had the effect of reducing the distribution and/or service fee by 0.25% of average daily net assets attributable to Service Class shares on an annualized basis. The distribution and/or service fees incurred for the year ended December 31, 2013 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $8,247, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $60.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0144% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,997 and are

13

MFS Money Market Portfolio

Notes to Financial Statements – continued

included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,299, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	69,206,829	$69,206,829	119,845,606	$119,845,605
Service Class	81,127,636	81,127,636	211,996,646	211,996,647
	150,334,465	$150,334,465	331,842,252	$331,842,252
Shares reacquired
Initial Class	(83,180,040)	$(83,180,040)	(65,306,019)	$(65,306,019)
Service Class	(123,925,826)	(123,925,826)	(54,158,798)	(54,158,798)
	(207,105,866)	$(207,105,866)	(119,464,817)	$(119,464,817)
Net change
Initial Class	(13,973,211)	$(13,973,211)	54,539,587	$54,539,586
Service Class	(42,798,190)	(42,798,190)	157,837,848	157,837,849
	(56,771,401)	$(56,771,401)	212,377,435	$212,377,435

(5)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $2,407 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

14

MFS Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

15

MFS Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

16

MFS Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Edward O’Dette

17

MFS Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

18

MFS Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

19

MFS Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

20

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

21

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

22

ANNUAL REPORT

December 31, 2013

MFS® NEW DISCOVERY PORTFOLIO

MFS® Variable Insurance Trust II

NWD-ANN

MFS® NEW DISCOVERY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS New Discovery Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
CONSOL Energy, Inc.	2.3%
Joy Global, Inc.	2.1%
Diana Shipping, Inc.	2.0%
Atwood Oceanics, Inc.	1.9%
Constant Contact, Inc.	1.9%
Polypore International, Inc.	1.9%
IPG Photonics Corp.	1.9%
Cabot Oil & Gas Corp.	1.8%
HomeAway, Inc.	1.7%
Silicon Laboratories, Inc.	1.7%

Equity sectors
Technology	18.7%
Industrial Goods & Services	16.1%
Energy	13.7%
Special Products & Services	11.7%
Health Care	11.6%
Transportation	7.6%
Basic Materials	7.6%
Retailing	5.0%
Leisure	4.0%
Financial Services	2.3%
Autos & Housing	0.7%
Consumer Staples	0.4%
Utilities & Communications	0.4%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS New Discovery Portfolio (“fund”) provided a total return of 41.44%, while Service Class shares of the fund provided a total return of 41.07%. These compare with a return of 43.30% over the same period for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Detractors from Performance

Weak security selection in the industrial goods & services sector detracted from performance relative to the Russell 2000 Growth Index. Within this sector, an overweight position in filtration and separation systems producer Polypore International, and ownership in shares of poor-performing mining equipment manufacturer Joy Global (b), held back relative results. The source of the shortfall in the performance of Polypore International was surprisingly weak lithium ion separator sales, particularly for EDV applications, and the associated detrimental margins stemming from underutilization of separator production capacity.

Stock selection in the technology sector also hindered relative performance. Overweight positions in revenue management solutions provider Model N and semiconductor component processing equipment supplier Ultratech Steeper, and the fund’s holdings of high-speed interconnect technology application provider Mellanox Technologies (b) (Israel) weighed on relative results. Shares of Model N depreciated substantially toward the end of the period as management lowered expectations on sales execution over the near-term. Ultratech came under pressure as the company missed expectations over the last couple of quarters and management lowered the firm’s earnings guidance in the middle of the year. The weakness continued throughout the second half of the year resulting from order push-outs related to the company’s FinFET chip development issues as well as lack of traction for laser spike anneal (LSA).

The combination of an overweight position in the basic materials sector and weak stock selection was another negative factor for relative performance. Holdings of potassium-related products manufacturer Intrepid Potash (b)(h) and mining companies, Iluka Resources (b) (Australia) and Molycorp (b), weighed on relative results. Intrepid Potash missed investor expectations for financial results and suffered after Russia’s Uralkali Group vowed to increase production, thereby driving potash prices down significantly. The share price of Molycorp declined after the company announced that its Mountain Pass facility would yield significantly lower revenue than previously expected resulting from disappointing sales and higher-than-expected costs.

Elsewhere, other top individual detractors from relative performance included the fund’s ownership in shares of outsourced aircraft and aviation operating solutions provider Atlas Air (b) and home beverage carbonation systems manufacturer Sodastream International (b). Shares of Atlas Air declined largely because of lowered fiscal year forecasts on a less robust commercial airfreight peak season and airfreight yield that continued to remain under pressure.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

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MFS New Discovery Portfolio

Management Review – continued

Contributors to Performance

Stock selection in the transportation sector contributed to relative performance. Within this sector, an overweight position in industrial truckload carrier firm Swift Transport boosted relative results. The arrival of warmer weather during the first quarter of the year coupled with rising consumer confidence that appeared to have propelled demand, and lower fuel costs helped the firm improve margins. Holdings of seaborne shipping and logistics company Navios Maritime Holdings (b) and transportation services provider Diana Shipping (b) also aided relative returns. The share price of Navios Maritime Holdings grew consistently during the year. Despite reporting a loss in net income, earnings per share came in slightly higher than analysts’ expectations because of improved operating expenses. Investors also appeared to have anticipated the recovery of the dry bulk shipping market which would benefit the company.

Stock selection in the special products & services sector was another positive factor for relative performance. Within this sector, an overweight position in marketing software provider Constant Contact strengthened relative returns. The stock appreciated as the company reported robust earnings throughout the year primarily driven by growth in new customer additions and lower-than-expected operating expenses. The fund’s holdings of online rental marketplace operator Homeaway (b) also aided relative results.

Stock selection and an underweight allocation to the financial services sector boosted relative results. There were no individual securities within this sector that were among the fund’s top relative contributors during the period.

Elsewhere, other top individual contributors to relative performance included holdings of specialty coffee producer Green Mountain Coffee Roasters (b)(h). Despite a retreat in coffee prices globally, the stock rose because of better-than-expected earnings and the renewal of a 5-year distribution partnership with Starbucks. Overweight positions in digital marketing software company ExactTarget (h), custom parts manufacturer Proto Labs (h), permanent birth control device maker Conceptus (h), and removable aligners manufacturer Align Technologies (h) also aided relative results. Proto Labs boosted relative returns as the company reported record earnings, lifting the stock higher. The stock price of ExactTarget jumped after the announcement that Salesforce.com was going to acquire the company at a premium.

Respectfully,

Michael Grossman	Thomas Wetherald
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective December 31, 2013, Michael Grossman is also a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	41.44%	27.88%	10.49%
Service Class	8/24/01	41.07%	27.59%	10.22%

Comparative benchmark
Russell 2000 Growth Index (f)		43.30%	22.58%	9.41%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.95%	$1,000.00	$1,189.01	$5.24
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
Service Class	Actual	1.20%	$1,000.00	$1,187.82	$6.62
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS New Discovery Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.8%
Aerospace – 1.0%
FLIR Systems, Inc.	58,540	$1,762,054

Airlines – 1.1%
Controladora Vuela Compania de Aviacion S.A.B. de C.V., ADR (a)	154,770	$2,097,134

Apparel Manufacturers – 0.8%
Vince Holding Corp. (a)	46,010	$1,411,127

Biotechnology – 0.5%
MiMedx Group, Inc. (a)	107,510	$939,637

Broadcasting – 0.8%
RetailMeNot, Inc. (a)	48,140	$1,385,951

Brokerage & Asset Managers – 1.3%
LPL Financial Holdings, Inc.	51,980	$2,444,619

Business Services – 7.0%
Bright Horizons Family Solutions, Inc. (a)	71,090	$2,611,847
Concur Technologies, Inc. (a)	3,170	327,081
Constant Contact, Inc. (a)	111,568	3,466,418
Copart, Inc. (a)	36,780	1,347,987
Forrester Research, Inc.	22,310	853,581
Gartner, Inc. (a)	24,020	1,706,621
Performant Financial Corp. (a)	92,540	953,162
Xoom Corp. (a)	59,360	1,624,683

		$12,891,380

Chemicals – 0.3%
Marrone Bio Innovations, Inc. (a)	29,830	$530,377

Computer Software – 4.4%
ANSYS, Inc. (a)	7,030	$613,016
CommVault Systems, Inc. (a)	35,800	2,680,704
Qlik Technologies, Inc. (a)	97,824	2,605,053
SolarWinds, Inc. (a)	55,680	2,106,374

		$8,005,147

Computer Software – Systems – 6.4%
Cvent, Inc. (a)	19,730	$717,975
E2open, Inc. (a)	40,740	974,093
Exa Corp. (a)	45,400	602,004
Fleetmatics Group PLC (a)	54,010	2,335,933
Linx S.A.	34,900	708,725
MiX Telematics Ltd., ADR (a)	81,130	1,006,823
Model N, Inc. (a)	140,920	1,661,447
SciQuest, Inc. (a)	70,098	1,996,391
SS&C Technologies Holdings, Inc. (a)	41,150	1,821,299

		$11,824,690

Consumer Services – 4.7%
Diamond Resorts International, Inc. (a)	81,730	$1,508,736
HomeAway, Inc. (a)	76,818	3,140,320
Kroton Educacional S.A.	139,200	2,316,411
MakeMyTrip Ltd. (a)	88,070	1,696,228

		$8,661,695

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 2.1%
MSC Industrial Direct Co., Inc., “A”	22,232	$1,797,902
Sensata Technologies Holding B.V. (a)	54,388	2,108,623

		$3,906,525

Electronics – 5.8%
Mellanox Technologies Ltd. (a)	58,670	$2,345,040
Rubicon Technology, Inc. (a)	125,710	1,250,815
Silicon Laboratories, Inc. (a)	71,780	3,108,792
Stratasys Ltd. (a)	3,890	523,983
Ultratech, Inc. (a)	94,690	2,746,010
Universal Display Corp. (a)	17,931	616,109

		$10,590,749

Energy – Independent – 9.8%
Alpha Natural Resources, Inc. (a)	151,510	$1,081,781
Antero Resources Corp. (a)	32,830	2,082,735
Cabot Oil & Gas Corp.	87,166	3,378,554
CONSOL Energy, Inc.	112,120	4,265,045
Goodrich Petroleum Corp. (a)	33,550	571,021
Peabody Energy Corp.	138,980	2,714,279
Range Resources Corp.	28,587	2,410,170
Walter Energy, Inc.	88,100	1,465,103

		$17,968,688

Engineering – Construction – 0.9%
Team, Inc. (a)	38,510	$1,630,513

Entertainment – 0.2%
DHX Media Ltd.	52,270	$275,558

Food & Beverages – 0.4%
Grupo Lala S.A.B. de C.V.	349,000	$772,764

Food & Drug Stores – 1.6%
Brazil Pharma S.A. (a)	289,900	$830,656
Fairway Group Holdings Corp. (a)	117,790	2,134,355

		$2,965,011

Furniture & Appliances – 0.6%
SodaStream International Ltd. (a)	23,800	$1,181,432

Gaming & Lodging – 0.8%
Norwegian Cruise Line Holdings Ltd. (a)	41,050	$1,456,044

Internet – 2.2%
ChannelAdvisor Corp. (a)	10,190	$425,025
Millennial Media, Inc. (a)	221,600	1,611,032
Shutterfly, Inc. (a)	38,590	1,965,389

		$4,001,446

Machinery & Tools – 12.1%
Allison Transmission Holdings, Inc.	101,800	$2,810,698
Finning International, Inc.	46,580	1,190,536
IPG Photonics Corp. (a)	44,442	3,449,144
Joy Global, Inc.	66,034	3,862,329
Kennametal, Inc.	45,610	2,374,913
Nordson Corp.	17,210	1,278,703

7

MFS New Discovery Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – continued
Polypore International, Inc. (a)	89,033	$3,463,384
United Rentals, Inc. (a)	18,336	1,429,291
WABCO Holdings, Inc. (a)	25,557	2,387,279

		$22,246,277

Medical & Health Technology & Services – 3.2%
Advisory Board Co. (a)	25,176	$1,602,956
Capital Senior Living Corp. (a)	78,400	1,880,816
Healthcare Services Group, Inc.	85,666	2,430,344

		$5,914,116

Medical Equipment – 7.1%
Cardiovascular Systems, Inc. (a)	71,710	$2,458,936
Cepheid, Inc. (a)	58,801	2,747,183
Endologix, Inc. (a)	137,282	2,394,198
GenMark Diagnostics, Inc. (a)	78,880	1,049,893
Globus Medical, Inc., “A” (a)	77,010	1,554,062
Novadaq Technologies, Inc. (a)	25,520	420,825
NxStage Medical, Inc. (a)	78,045	780,450
TearLab Corp. (a)	137,360	1,282,942
Uroplasty, Inc. (a)	116,135	317,049

		$13,005,538

Metals & Mining – 6.6%
Cameco Corp.	62,530	$1,298,748
Century Aluminum Co. (a)	125,350	1,311,161
Globe Specialty Metals, Inc.	118,947	2,142,235
GrafTech International Ltd. (a)	205,490	2,307,653
Horsehead Holding Corp. (a)	101,850	1,650,989
Iluka Resources Ltd.	237,343	1,828,901
Molycorp, Inc. (a)	285,620	1,605,184

		$12,144,871

Natural Gas – Pipeline – 0.4%
StealthGas, Inc. (a)	68,970	$702,804

Oil Services – 3.9%
Atwood Oceanics, Inc. (a)	65,169	$3,479,373
Dresser-Rand Group, Inc. (a)	28,133	1,677,571
Frank’s International N.V.	73,870	1,994,490

		$7,151,434

Other Banks & Diversified Financials – 1.0%
First Republic Bank	34,310	$1,796,129

Pharmaceuticals – 0.8%
Kythera Biopharmaceuticals, Inc. (a)	37,770	$1,406,933

Railroad & Shipping – 3.9%
Diana Shipping, Inc. (a)	273,098	$3,629,472

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Railroad & Shipping – continued
Navigator Holdings Ltd. (a)	34,450	$928,083
Navios Maritime Holdings, Inc.	228,410	2,549,056

		$7,106,611

Restaurants – 2.2%
Arcos Dorados Holdings, Inc.	186,344	$2,258,489
BJ’s Restaurants, Inc. (a)	49,810	1,547,099
Chuy’s Holdings, Inc. (a)	8,820	317,690

		$4,123,278

Specialty Chemicals – 0.7%
Rockwood Holdings, Inc.	18,380	$1,321,890

Specialty Stores – 2.6%
Citi Trends, Inc. (a)	95,313	$1,620,321
Monro Muffler Brake, Inc.	31,433	1,771,564
Tile Shop Holdings, Inc. (a)	78,930	1,426,265

		$4,818,150

Trucking – 2.6%
Atlas Air Worldwide Holdings, Inc. (a)	61,545	$2,532,577
Swift Transportation Co. (a)	103,406	2,296,647

		$4,829,224

Total Common Stocks (Identified Cost, $145,713,878)		$183,269,796

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	48	$48

Total Investments (Identified Cost, $145,713,926)		$183,269,844

OTHER ASSETS, LESS LIABILITIES – 0.2%		448,812

Net Assets – 100.0%		$183,718,656

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $145,713,878)	$183,269,796
Underlying affiliated funds, at cost and value	48
Total investments, at value (identified cost, $145,713,926)	$183,269,844
Receivables for
Investments sold	1,101,225
Fund shares sold	70,578
Interest and dividends	19,363
Receivable from investment adviser	2,834
Other assets	1,915
Total assets		$184,465,759
Liabilities
Payable to custodian	$452,817
Payables for
Investments purchased	74,071
Fund shares reacquired	157,052
Payable to affiliates
Shareholder servicing costs	35
Distribution and/or service fees	1,287
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	61,835
Total liabilities		$747,103
Net assets		$183,718,656
Net assets consist of
Paid-in capital	$111,824,331
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	37,556,005
Accumulated net realized gain (loss) on investments and foreign currency	34,338,328
Accumulated net investment loss	(8)
Net assets		$183,718,656
Shares of beneficial interest outstanding		8,084,485

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$89,149,716	3,838,872	$23.22
Service Class	94,568,940	4,245,613	22.27

See Notes to Financial Statements

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MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment loss
Income
Dividends	$769,325
Income on securities loaned	77,145
Dividends from underlying affiliated funds	1,050
Foreign taxes withheld	(3,012)
Total investment income		$844,508
Expenses
Management fee	$1,532,266
Distribution and/or service fees	220,648
Shareholder servicing costs	5,857
Administrative services fee	32,058
Independent Trustees’ compensation	4,610
Custodian fee	31,387
Shareholder communications	34,469
Audit and tax fees	53,183
Legal fees	1,355
Miscellaneous	13,697
Total expenses		$1,929,530
Fees paid indirectly	(17)
Reduction of expenses by investment adviser	(89,526)
Net expenses		$1,839,987
Net investment loss		$(995,479)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$38,003,370
Foreign currency	(1,505)
Net realized gain (loss) on investments and foreign currency		$38,001,865
Change in unrealized appreciation (depreciation)
Investments	$21,810,111
Translation of assets and liabilities in foreign currencies	830
Net unrealized gain (loss) on investments and foreign currency translation		$21,810,941
Net realized and unrealized gain (loss) on investments and foreign currency		$59,812,806
Change in net assets from operations		$58,817,327

See Notes to Financial Statements

10

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment loss	$(995,479)	$(680,455)
Net realized gain (loss) on investments and foreign currency	38,001,865	5,371,353
Net unrealized gain (loss) on investments and foreign currency translation	21,810,941	25,675,663
Change in net assets from operations	$58,817,327	$30,366,561
Distributions declared to shareholders
From net realized gain on investments	$(2,698,713)	$(15,102,700)
Change in net assets from fund share transactions	$(28,536,446)	$(8,449,969)
Total change in net assets	$27,582,168	$6,813,892
Net assets
At beginning of period	156,136,488	149,322,596
At end of period (including accumulated net investment loss of $8 and $0, respectively)	$183,718,656	$156,136,488

See Notes to Financial Statements

11

MFS New Discovery Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.67	$15.20	$18.63	$13.64	$8.37
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.05)	$(0.10)	$(0.07)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	6.96	3.19	(1.78)	5.06	5.32
Total from investment operations	$6.87	$3.14	$(1.88)	$4.99	$5.27
Less distributions declared to shareholders
From net realized gain on investments	$(0.32)	$(1.67)	$(1.55)	$—	$—
Net asset value, end of period (x)	$23.22	$16.67	$15.20	$18.63	$13.64
Total return (%) (k)(r)(s)(x)	41.44	21.22	(10.37)	36.58	62.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.01	1.04	1.09	1.05
Expenses after expense reductions (f)	0.95	0.95	0.95	0.95	0.95
Net investment loss	(0.45)	(0.31)	(0.55)	(0.48)	(0.49)
Portfolio turnover	105	120	176	192	153
Net assets at end of period (000 omitted)	$89,150	$72,880	$69,664	$87,806	$78,620

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.04	$14.72	$18.13	$13.31	$8.18
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.09)	$(0.14)	$(0.11)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	6.69	3.08	(1.72)	4.93	5.20
Total from investment operations	$6.55	$2.99	$(1.86)	$4.82	$5.13
Less distributions declared to shareholders
From net realized gain on investments	$(0.32)	$(1.67)	$(1.55)	$—	$—
Net asset value, end of period (x)	$22.27	$16.04	$14.72	$18.13	$13.31
Total return (%) (k)(r)(s)(x)	41.07	20.88	(10.55)	36.21	62.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.26	1.29	1.34	1.30
Expenses after expense reductions (f)	1.20	1.20	1.20	1.20	1.20
Net investment loss	(0.70)	(0.55)	(0.80)	(0.73)	(0.74)
Portfolio turnover	105	120	176	192	153
Net assets at end of period (000 omitted)	$94,569	$83,257	$79,659	$107,214	$115,516

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

12

MFS New Discovery Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent

13

MFS New Discovery Portfolio

Notes to Financial Statements – continued

basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$183,269,796	$—	$—	$183,269,796
Mutual Funds	48	—	—	48
Total Investments	$183,269,844	$—	$—	$183,269,844

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $1,828,901 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

14

MFS New Discovery Portfolio

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$2,698,713	$15,102,700

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$149,039,897
Gross appreciation	39,384,892
Gross depreciation	(5,154,945)
Net unrealized appreciation (depreciation)	$34,229,947
Undistributed ordinary income	22,764,459
Undistributed long-term capital gain	14,899,840
Other temporary differences	79

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$1,275,655	$7,020,338
Service Class	1,423,058	8,082,362
Total	$2,698,713	$15,102,700

15

MFS New Discovery Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion	0.80%

The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. Effective April 1, 2013, MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $1,605, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.95% of average daily net assets for the Initial Class shares and 1.20% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, this reduction amounted to $87,493 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $5,750, which equated to 0.0034% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $107.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0188% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,023 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $428, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

16

MFS New Discovery Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $177,491,940 and $207,096,548, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	158,471	$3,152,512	185,133	$3,029,396
Service Class	457,012	8,826,180	707,513	11,160,128
	615,483	$11,978,692	892,646	$14,189,524
Shares issued to shareholders in reinvestment of distributions
Initial Class	61,925	$1,275,655	443,203	$7,020,338
Service Class	71,981	1,423,058	529,644	8,082,362
	133,906	$2,698,713	972,847	$15,102,700
Shares reacquired
Initial Class	(752,791)	$(15,122,306)	(839,595)	$(14,044,726)
Service Class	(1,473,380)	(28,091,545)	(1,460,233)	(23,697,467)
	(2,226,171)	$(43,213,851)	(2,299,828)	$(37,742,193)
Net change
Initial Class	(532,395)	$(10,694,139)	(211,259)	$(3,994,992)
Service Class	(944,387)	(17,842,307)	(223,076)	(4,454,977)
	(1,476,782)	$(28,536,446)	(434,335)	$(8,449,969)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $785 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,002,788	49,018,228	(52,020,968)	48

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,050	$48

17

MFS New Discovery Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS New Discovery Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

18

MFS New Discovery Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

19

MFS New Discovery Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Michael Grossman Thomas Wetherald

20

MFS New Discovery Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

21

MFS New Discovery Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to reduce its advisory fee on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

22

MFS New Discovery Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 26.03% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

24

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

ANNUAL REPORT

December 31, 2013

MFS® VALUE PORTFOLIO

MFS® Variable Insurance Trust II

EIS-ANN

MFS® VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.0%
Philip Morris International, Inc.	3.6%
Johnson & Johnson	3.3%
Lockheed Martin Corp.	3.1%
Pfizer, Inc.	3.0%
Wells Fargo & Co.	3.0%
Exxon Mobil Corp.	2.4%
Goldman Sachs Group, Inc.	2.1%
Accenture PLC, “A”	2.1%
3M Co.	2.1%

Equity sectors
Financial Services	22.7%
Health Care	14.1%
Consumer Staples	12.6%
Industrial Goods & Services	12.2%
Leisure	6.7%
Energy	6.2%
Retailing	4.6%
Utilities & Communications	4.1%
Technology	4.1%
Basic Materials	4.0%
Special Products & Services	2.9%
Autos & Housing	2.7%
Transportation	2.3%

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Value Portfolio (“fund”) provided a total return of 35.86%, while Service Class shares of the fund provided a total return of 35.48%. These compare with a return of 32.53% over the same period for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Strong stock selection in the financial services sector contributed to performance relative to the Russell 1000 Value Index. The fund’s overweight positions in insurance company MetLife and financial services provider Prudential Financial boosted relative results as both stocks posted strong performance over the reporting period.

The combination of positive stock selection and an underweight position in the utilities & communications sector was another contributor to relative performance. Within this sector, the fund’s holdings of strong-performing voice and data communications services company Vodafone Group (b) (United Kingdom) helped boost relative results.

Strong stock selection in industrial goods & services also supported relative performance. The fund’s overweight position in defense contractor Lockheed Martin, and an overweight position in global security company Northrop Grumman, aided relative returns. Shares of Lockheed Martin reacted positively to better-than-expected financial results throughout the year as the impact of sequestration was less significant than many investors appeared to have anticipated. In addition, its share price was further supported through continued strong free cash flow generation, a higher-than-average dividend yield and on-going share repurchase activity.

Stock selection in the basic materials sector also benefited relative performance, led by an overweight position in diversified manufacturing company 3M Stocks in other sectors that contributed to relative performance included an underweight position in integrated oil & gas company Exxon Mobil and overweight positions in cardiovascular medical devices maker St. Jude Medical and life sciences supply company Thermo Fisher Scientific. Shares of Thermo Fisher Scientific benefited from strong results throughout the year which exceeded expectations, despite on-going headwinds in its government and academic segments. In addition, investors appeared to have expected stronger future growth prospects on news of the company’s announced acquisition of life science tool company, Life Sciences, which is expected to close in 2014. The fund’s holdings of media company Viacom (b) also helped.

Detractors from Performance

The combination of weak stock selection and an underweight allocation to the technology sector detracted from relative performance. The fund’s holdings of diversified products & services company IBM (b) and enterprise software products maker Oracle (b) weighed on relative results. Shares of IBM declined steadily throughout the reporting period because of soft demand in emerging markets, primarily China. Not holding shares of strong-performing computer and personal electronics maker Apple and online information portal Yahoo! also hurt relative returns.

Weak stock selection in the consumer staples sector was another negative factor affecting relative performance. Within this sector, the fund’s overweight position in tobacco company Philip Morris International, and holdings of alcoholic drinks producer Diageo (b)

3

MFS Value Portfolio

Management Review – continued

(United Kingdom), international food maker Nestlé (b) (Switzerland) and international food producer Groupe Danone (b) (France), were among the fund’s top relative detractors. Shares of Philip Morris International underperformed the benchmark during the period after reporting a number of disappointing quarterly results following trade inventory buildup, continued softness in their European segment and cigarette volume declines. Management also lowered full-year guidance for 2013 and 2014 which further pressured the stock.

Elsewhere, an overweight position in general merchandise retailer Target weakened relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	35.86%	16.23%	8.67%
Service Class	8/24/01	35.48%	15.95%	8.40%

Comparative benchmark
Russell 1000 Value Index (f)		32.53%	16.67%	7.58%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.81%	$1,000.00	$1,165.13	$4.42
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$1,163.18	$5.78
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.1%
Aerospace – 7.9%
Honeywell International, Inc.	72,030	$6,581,381
Lockheed Martin Corp.	72,287	10,746,185
Northrop Grumman Corp.	29,370	3,366,096
United Technologies Corp.	62,105	7,067,549

		$27,761,211

Alcoholic Beverages – 1.6%
Diageo PLC	167,636	$5,551,936

Automotive – 2.0%
Delphi Automotive PLC	36,380	$2,187,529
General Motors Co. (a)	20,030	818,626
Johnson Controls, Inc.	75,695	3,883,154

		$6,889,309

Broadcasting – 3.5%
Omnicom Group, Inc.	58,118	$4,322,236
Viacom, Inc., “B”	34,640	3,025,458
Walt Disney Co.	64,332	4,914,965

		$12,262,659

Brokerage & Asset Managers – 2.3%
BlackRock, Inc.	10,432	$3,301,415
Franklin Resources, Inc.	57,063	3,294,247
NASDAQ OMX Group, Inc.	36,200	1,440,760

		$8,036,422

Business Services – 2.9%
Accenture PLC, “A”	89,327	$7,344,466
Fidelity National Information Services, Inc.	18,560	996,301
Fiserv, Inc. (a)	33,430	1,974,042

		$10,314,809

Cable TV – 1.0%
Comcast Corp., “Special A”	71,460	$3,564,425

Chemicals – 3.4%
3M Co.	51,870	$7,274,768
PPG Industries, Inc.	24,350	4,618,221

		$11,892,989

Computer Software – 1.4%
Oracle Corp.	126,373	$4,835,031

Computer Software – Systems – 2.1%
Hewlett-Packard Co.	26,340	$736,993
International Business Machines Corp.	35,379	6,636,039

		$7,373,032

Construction – 0.7%
Stanley Black & Decker, Inc.	31,216	$2,518,819

Consumer Products – 0.5%
Procter & Gamble Co.	23,038	$1,875,524

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Containers – 0.3%
Crown Holdings, Inc. (a)	22,870	$1,019,316

Electrical Equipment – 2.9%
Danaher Corp.	58,750	$4,535,500
Pentair Ltd.	21,176	1,644,740
Tyco International Ltd.	94,310	3,870,482

		$10,050,722

Electronics – 0.6%
Intel Corp.	85,672	$2,224,045

Energy – Independent – 2.2%
Apache Corp.	19,255	$1,654,775
EOG Resources, Inc.	7,313	1,227,414
Occidental Petroleum Corp.	50,717	4,823,187

		$7,705,376

Energy – Integrated – 4.0%
Chevron Corp.	45,330	$5,662,170
Exxon Mobil Corp.	82,707	8,369,948

		$14,032,118

Food & Beverages – 5.0%
Coca-Cola Enterprises, Inc.	28,610	$1,262,559
Dr Pepper Snapple Group, Inc.	32,510	1,583,887
General Mills, Inc.	97,000	4,841,270
Groupe Danone	39,669	2,855,239
Kellogg Co.	16,900	1,032,083
Nestle S.A.	83,857	6,138,515

		$17,713,553

Food & Drug Stores – 1.8%
CVS Caremark Corp.	87,043	$6,229,668

General Merchandise – 1.7%
Kohl’s Corp.	16,170	$917,648
Target Corp.	81,990	5,187,507

		$6,105,155

Insurance – 7.4%
ACE Ltd.	37,580	$3,890,657
Aon PLC	39,580	3,320,366
Chubb Corp.	24,155	2,334,098
MetLife, Inc.	131,218	7,075,275
Prudential Financial, Inc.	48,617	4,483,460
Travelers Cos., Inc.	54,305	4,916,775

		$26,020,631

Leisure & Toys – 0.5%
Hasbro, Inc.	31,233	$1,718,127

Machinery & Tools – 1.4%
Eaton Corp. PLC	42,120	$3,206,174
Illinois Tool Works, Inc.	18,360	1,543,709

		$4,749,883

7

MFS Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 12.2%
Bank of New York Mellon Corp.	148,365	$5,183,873
Goldman Sachs Group, Inc.	41,665	7,385,538
JPMorgan Chase & Co.	241,812	14,141,166
PNC Financial Services Group, Inc.	30,705	2,382,094
State Street Corp.	46,525	3,414,470
Wells Fargo & Co.	230,292	10,455,257

		$42,962,398

Medical & Health Technology & Services – 1.2%
Express Scripts Holding Co. (a)	43,080	$3,025,939
Quest Diagnostics, Inc.	22,860	1,223,924

		$4,249,863

Medical Equipment – 5.0%
Abbott Laboratories	103,312	$3,959,949
Covidien PLC	29,100	1,981,710
Medtronic, Inc.	68,680	3,941,545
St. Jude Medical, Inc.	46,360	2,872,002
Thermo Fisher Scientific, Inc.	42,505	4,732,932

		$17,488,138

Other Banks & Diversified Financials – 0.8%
U.S. Bancorp	44,820	$1,810,728
Western Union Co.	59,305	1,023,011

		$2,833,739

Pharmaceuticals – 7.9%
Johnson & Johnson	128,027	$11,725,993
Merck & Co., Inc.	64,722	3,239,336
Pfizer, Inc.	349,328	10,699,917
Roche Holding AG	7,470	2,086,793
Zoetis, Inc.	3,130	102,320

		$27,854,359

Printing & Publishing – 0.8%
McGraw-Hill Cos., Inc.	18,590	$1,453,738
Moody’s Corp.	18,360	1,440,709

		$2,894,447

Railroad & Shipping – 0.6%
Canadian National Railway Co.	38,770	$2,210,665

Restaurants – 0.9%
McDonald’s Corp.	34,443	$3,342,004

Specialty Chemicals – 0.3%
Air Products & Chemicals, Inc.	7,677	$858,135
Valspar Corp.	4,520	322,231

		$1,180,366

Specialty Stores – 1.1%
Advance Auto Parts, Inc.	20,690	$2,289,969
Staples, Inc.	90,710	1,441,382

		$3,731,351

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 1.3%
Vodafone Group PLC	1,135,456	$4,456,212

Telephone Services – 2.1%
AT&T, Inc.	98,842	$3,475,285
Verizon Communications, Inc.	83,000	4,078,620

		$7,553,905

Tobacco – 5.4%
Altria Group, Inc.	42,862	$1,645,472
Imperial Tobacco Group PLC	17,411	674,086
Lorillard, Inc.	78,700	3,988,516
Philip Morris International, Inc.	147,015	12,809,417

		$19,117,491

Trucking – 1.7%
United Parcel Service, Inc., “B”	55,910	$5,875,023

Utilities – Electric Power – 0.7%
Duke Energy Corp.	16,490	$1,137,974
PPL Corp.	27,176	817,725
Public Service Enterprise Group, Inc.	16,773	537,407

		$2,493,106

Total Common Stocks (Identified Cost, $218,834,380)		$348,687,827

CONVERTIBLE PREFERRED STOCKS – 0.1%
Aerospace – 0.1%
United Technologies Corp., 7.5% (Identified Cost, $272,500)	5,450	$356,812

MONEY MARKET FUNDS – 0.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	2,939,332	$2,939,332

Total Investments (Identified Cost, $222,046,212)		$351,983,971

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(6,823)

Net Assets – 100.0%		$351,977,148

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $219,106,880)	$349,044,639
Underlying affiliated funds, at cost and value	2,939,332
Total investments, at value (identified cost, $222,046,212)	$351,983,971
Cash	6,817
Receivables for
Investments sold	187,384
Fund shares sold	254,892
Interest and dividends	575,938
Other assets	3,304
Total assets		$353,012,306
Liabilities
Payable for fund shares reacquired	$958,730
Payable to affiliates
Investment adviser	13,845
Shareholder servicing costs	37
Distribution and/or service fees	2,823
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	59,716
Total liabilities		$1,035,158
Net assets		$351,977,148
Net assets consist of
Paid-in capital	$194,637,943
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	129,940,819
Accumulated net realized gain (loss) on investments and foreign currency	22,339,128
Undistributed net investment income	5,059,258
Net assets		$351,977,148
Shares of beneficial interest outstanding		20,775,846

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$145,503,175	8,536,257	$17.05
Service Class	206,473,973	12,239,589	16.87

See Notes to Financial Statements

9

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$8,381,060
Interest	1,350
Dividends from underlying affiliated funds	2,903
Foreign taxes withheld	(61,038)
Total investment income		$8,324,275
Expenses
Management fee	$2,538,716
Distribution and/or service fees	508,724
Shareholder servicing costs	6,382
Administrative services fee	52,460
Independent Trustees’ compensation	9,403
Custodian fee	42,360
Shareholder communications	30,108
Audit and tax fees	50,242
Legal fees	1,784
Miscellaneous	19,734
Total expenses		$3,259,913
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(4,029)
Net expenses		$3,255,880
Net investment income		$5,068,395
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$25,044,581
Foreign currency	(7,915)
Net realized gain (loss) on investments and foreign currency		$25,036,666
Change in unrealized appreciation (depreciation)
Investments	$72,392,391
Translation of assets and liabilities in foreign currencies	(141)
Net unrealized gain (loss) on investments and foreign currency translation		$72,392,250
Net realized and unrealized gain (loss) on investments and foreign currency		$97,428,916
Change in net assets from operations		$102,497,311

See Notes to Financial Statements

10

MFS Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$5,068,395	$9,183,843
Net realized gain (loss) on investments and foreign currency	25,036,666	19,841,464
Net unrealized gain (loss) on investments and foreign currency translation	72,392,250	44,601,691
Change in net assets from operations	$102,497,311	$73,626,998
Distributions declared to shareholders
From net investment income	$(9,171,101)	$(8,840,197)
From net realized gain on investments	(19,390,491)	(24,335,355)
Total distributions declared to shareholders	$(28,561,592)	$(33,175,552)
Change in net assets from fund share transactions	$(35,728,842)	$(238,128,206)
Total change in net assets	$38,206,877	$(197,676,760)
Net assets
At beginning of period	313,770,271	511,447,031
At end of period (including undistributed net investment income of $5,059,258 and $9,169,879, respectively)	$351,977,148	$313,770,271

See Notes to Financial Statements

11

MFS Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$13.73	$12.64	$13.91		$12.64	$10.70
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.26	$0.24		$0.20	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	4.48	1.76	(0.31)		1.25	1.92
Total from investment operations	$4.74	$2.02	$(0.07)		$1.45	$2.14
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.26)	$(0.23)		$(0.18)	$(0.20)
From net realized gain on investments	(0.95)	(0.67)	(0.97)		—	—
Total distributions declared to shareholders	$(1.42)	$(0.93)	$(1.20)		$(0.18)	$(0.20)
Net asset value, end of period (x)	$17.05	$13.73	$12.64		$13.91	$12.64
Total return (%) (k)(r)(s)(x)	35.86	16.22	(0.00	)(w)	11.51	20.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.80	0.82		0.84	0.85
Expenses after expense reductions (f)	0.81	0.80	N/A		N/A	N/A
Net investment income	1.64	1.93	1.81		1.59	1.98
Portfolio turnover	15	15	22		34	27
Net assets at end of period (000 omitted)	$145,503	$120,665	$307,523		$298,799	$268,001

See Notes to Financial Statements

12

MFS Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.60	$12.52	$13.79	$12.54	$10.61
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.21	$0.17	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	4.43	1.74	(0.31)	1.23	1.91
Total from investment operations	$4.65	$1.97	$(0.10)	$1.40	$2.10
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.22)	$(0.20)	$(0.15)	$(0.17)
From net realized gain on investments	(0.95)	(0.67)	(0.97)	—	—
Total distributions declared to shareholders	$(1.38)	$(0.89)	$(1.17)	$(0.15)	$(0.17)
Net asset value, end of period (x)	$16.87	$13.60	$12.52	$13.79	$12.54
Total return (%) (k)(r)(s)(x)	35.48	15.97	(0.29)	11.22	20.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.05	1.07	1.09	1.10
Expenses after expense reductions (f)	1.06	1.05	N/A	N/A	N/A
Net investment income	1.40	1.73	1.54	1.33	1.73
Portfolio turnover	15	15	22	34	27
Net assets at end of period (000 omitted)	$206,474	$193,106	$203,924	$232,425	$228,388

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Total return was less than 0.01%.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

14

MFS Value Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$349,044,639	$—	$—	$349,044,639
Mutual Funds	2,939,332	—	—	2,939,332
Total Investments	$351,983,971	$—	$—	$351,983,971

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $14,950,181 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

15

MFS Value Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$12,308,431	$12,869,003
Long-term capital gains	16,253,161	20,306,549
Total distributions	$28,561,592	$33,175,552

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$222,765,152
Gross appreciation	129,485,483
Gross depreciation	(266,664)
Net unrealized appreciation (depreciation)	$129,218,819
Undistributed ordinary income	5,856,795
Undistributed long-term capital gain	23,625,142
Capital loss carryforwards	(1,364,177)
Other temporary differences	2,626

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

16

MFS Value Portfolio

Notes to Financial Statements – continued

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/15	$(1,249,508)
12/31/16	(114,669)
Total	$(1,364,177)

The availability of $1,364,177 of the capital loss carryforwards, which were acquired on June 26, 2009 in connection with the MFS Strategic Value Portfolio and on December 4, 2009 in connection with the MFS Mid Cap Value Portfolio mergers, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$3,863,307	$5,626,721	$7,737,612	$14,575,946
Service Class	5,307,794	3,213,476	11,652,879	9,759,409
Total	$9,171,101	$8,840,197	$19,390,491	$24,335,355

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $3,172 which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $6,353, which equated to 0.0019% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $29.

17

MFS Value Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0155% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,978 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $857, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $51,317,824 and $111,829,141, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	555,676	$8,743,578	807,884	$10,887,580
Service Class	308,335	4,833,574	408,431	5,468,944
	864,011	$13,577,152	1,216,315	$16,356,524
Shares issued to shareholders in reinvestment of distributions
Initial Class	766,243	$11,600,919	1,522,432	$20,202,667
Service Class	1,130,711	16,960,673	985,782	12,972,885
	1,896,954	$28,561,592	2,508,214	$33,175,552
Shares reacquired
Initial Class	(1,576,179)	$(24,846,242)	(17,870,918)	$(240,747,874)
Service Class	(3,403,361)	(53,021,344)	(3,477,370)	(46,912,408)
	(4,979,540)	$(77,867,586)	(21,348,288)	$(287,660,282)
Net change
Initial Class	(254,260)	$(4,501,745)	(15,540,602)	$(209,657,627)
Service Class	(1,964,315)	(31,227,097)	(2,083,157)	(28,470,579)
	(2,218,575)	$(35,728,842)	(17,623,759)	$(238,128,206)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary

18

MFS Value Portfolio

Notes to Financial Statements – continued

financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $1,477 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,687,422	67,634,537	(66,382,627)	2,939,332

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,903	$2,939,332

19

MFS Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

20

MFS Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

21

MFS Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

22

MFS Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2012, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2012, as compared to the prior year.

23

MFS Value Portfolio

Board Review of Investment Advisory Agreement – continued

Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

24

MFS Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $17,879,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 96.14% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2013

MFS® CORE EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

RGS-ANN

MFS® CORE EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Exxon Mobil Corp.	3.1%
Apple, Inc.	2.3%
Hewlett-Packard Co.	1.9%
Google, Inc., “A”	1.8%
ACE Ltd.	1.6%
MetLife, Inc.	1.4%
JPMorgan Chase & Co.	1.4%
Procter & Gamble Co.	1.4%
Pfizer, Inc.	1.4%
Wells Fargo & Co.	1.4%

Equity sectors (i)
Financial Services	18.3%
Technology	15.3%
Health Care	12.5%
Energy	9.0%
Industrial Goods & Services	7.4%
Retailing	6.6%
Consumer Staples	6.6%
Leisure	6.5%
Utilities & Communications	5.4%
Special Products & Services	3.6%
Basic Materials	3.5%
Autos & Housing	2.8%
Transportation	2.1%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Core Equity Portfolio (“fund”) provided a total return of 34.62%, while Service Class shares of the fund provided a total return of 34.28%. These compare with a return of 33.55% over the same period for the fund’s benchmark, the Russell 3000 Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Contributors to Performance

Stock selection in the health care sector contributed to performance relative to the Russell 3000 Index. The fund’s holdings of specialty pharmaceutical company Valeant Pharmaceuticals (b) (Canada) boosted results as the stock appreciated throughout the period with the help of some key acquisitions, most notably, their acquisition of Bausch and Lomb.

Stock selection was also a positive factor affecting performance in both the special products & services and financial services sectors. Within special products & services, the fund’s overweight positions in online travel company Priceline.com and payment solutions provider FleetCor Technologies helped relative results, while an overweight position in insurance company MetLife boosted results in the financial services sector. Shares of FleetCor Technologies rose steadily throughout the period as the company enjoyed strong organic revenue growth across all lines-of-business and solid operating margin performance. Much of the growth was attributable to acquisitions made by the company back in 2011 that began to be realized in earnings during 2013.

Elsewhere, the fund’s overweight positions in transportation services company Swift Transport, computer products and services provider Hewlett-Packard, merchandising software company ChannelAdvisor, casino resorts operator Wynn Resorts and automotive parts manufacturer Delphi Automotive aided relative performance. The fund’s relative underweight position in diversified technology products and services company International Business Machines (IBM) (h) also helped. Shares of IBM declined steadily throughout the reporting period because of soft demand in emerging markets, primarily China.

Detractors from Performance

Weak stock selection in the technology sector detracted from performance during the period. The fund’s holdings of computer and personal electronics maker Apple, as well as overweight positions in semiconductor company Altera, cloud computing services companies Rackspace Hosting (h), and enterprise and online services provider Citrix Systems held back relative returns as all four stocks posted weak performance for the period. Shares of Citrix plummeted late in the reporting period as the stock suffered from decreased demand in their Mobile and Desktop businesses and a subdued macro environment.

Stock selection was also a negative factor affecting performance in the industrial goods & services sector, particularly the fund’s overweight position in mining equipment manufacturer Joy Global.

Elsewhere, the fund’s overweight positions in apartment real estate investment trust Mid-America Apartment Communities, integrated oil & gas company Exxon Mobil, outlet shopping center real estate investment trust Tanger Factory Outlet and general merchandise retailer Target hurt relative results.

3

MFS Core Equity Portfolio

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/12/97	34.62%	19.30%	8.40%
Service Class	8/24/01	34.28%	19.01%	8.13%

Comparative benchmark
Russell 3000 Index (f)		33.55%	18.71%	7.88%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.85%	$1,000.00	$1,170.51	$4.65
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,169.58	$6.02
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.5%
Aerospace – 3.1%
Honeywell International, Inc.	21,500	$1,964,455
Precision Castparts Corp.	5,322	1,433,215
United Technologies Corp.	16,320	1,857,216

		$5,254,886

Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A” (a)	5,970	$420,169

Apparel Manufacturers – 1.6%
Guess?, Inc.	11,770	$365,694
Michael Kors Holdings Ltd. (a)	4,520	366,979
NIKE, Inc., “B”	9,970	784,041
PVH Corp.	4,118	560,130
VF Corp.	8,708	542,857

		$2,619,701

Automotive – 2.0%
Delphi Automotive PLC	19,660	$1,182,156
General Motors Co. (a)	35,450	1,448,842
Johnson Controls, Inc.	13,560	695,628

		$3,326,626

Biotechnology – 1.8%
Alexion Pharmaceuticals, Inc. (a)	4,120	$548,207
Biogen Idec, Inc. (a)	4,385	1,226,704
Gilead Sciences, Inc. (a)	14,040	1,055,106
Illumina, Inc. (a)	860	95,133

		$2,925,150

Broadcasting – 3.0%
RetailMeNot, Inc. (a)	37,930	$1,092,005
Time Warner, Inc.	12,330	859,648
Twenty-First Century Fox, Inc.	59,780	2,103,060
Walt Disney Co.	11,810	902,284

		$4,956,997

Brokerage & Asset Managers – 1.8%
Affiliated Managers Group, Inc. (a)	1,603	$347,659
BlackRock, Inc.	1,599	506,036
Franklin Resources, Inc.	10,333	596,524
FXCM, Inc., “A”	15,320	273,309
IntercontinentalExchange Group, Inc.	3,277	737,063
NASDAQ OMX Group, Inc.	12,863	511,947

		$2,972,538

Business Services – 1.6%
Accenture PLC, “A”	7,800	$641,316
Bright Horizons Family Solutions, Inc. (a)	13,670	502,236
Fidelity National Information Services, Inc.	15,960	856,733
FleetCor Technologies, Inc. (a)	3,870	453,448
Forrester Research, Inc.	7,790	298,045

		$2,751,778

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Cable TV – 1.4%
Comcast Corp., “Special A”	29,350	$1,463,978
Time Warner Cable, Inc.	6,490	879,395

		$2,343,373

Chemicals – 1.5%
Agrium, Inc.	5,670	$518,667
Celanese Corp.	12,850	710,734
LyondellBasell Industries N.V., “A”	8,690	697,633
Monsanto Co.	5,315	619,463

		$2,546,497

Computer Software – 3.7%
Check Point Software Technologies Ltd. (a)	23,850	$1,538,802
Citrix Systems, Inc. (a)	15,120	956,340
Microsoft Corp.	5,570	208,485
Oracle Corp.	29,090	1,112,983
Qlik Technologies, Inc. (a)	28,620	762,151
Salesforce.com, Inc. (a)	15,021	829,009
Symantec Corp.	36,090	851,002

		$6,258,772

Computer Software – Systems – 6.4%
Apple, Inc. (s)	6,910	$3,877,270
EMC Corp.	48,340	1,215,751
Hewlett-Packard Co.	114,430	3,201,751
NCR Corp. (a)	7,510	255,791
SS&C Technologies Holdings, Inc. (a)	18,260	808,188
Vantiv, Inc., “A” (a)	38,860	1,267,225

		$10,625,976

Construction – 0.8%
Pool Corp.	3,820	$222,095
Sherwin-Williams Co.	3,798	696,933
Stanley Black & Decker, Inc.	4,950	399,416

		$1,318,444

Consumer Products – 2.4%
Colgate-Palmolive Co.	18,109	$1,180,888
Newell Rubbermaid, Inc.	16,410	531,848
Procter & Gamble Co.	28,130	2,290,063

		$4,002,799

Consumer Services – 1.9%
Grand Canyon Education, Inc. (a)	5,920	$258,112
HomeAway, Inc. (a)	24,720	1,010,554
ITT Educational Services, Inc. (a)	7,480	251,178
Priceline.com, Inc. (a)	1,485	1,726,164

		$3,246,008

Containers – 0.4%
Crown Holdings, Inc. (a)	4,840	$215,719
Packaging Corp. of America	8,130	514,466

		$730,185

7

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 1.5%
AMETEK, Inc.	11,690	$615,712
Danaher Corp.	11,730	905,556
Sensata Technologies Holding B.V. (a)	18,190	705,226
W.W. Grainger, Inc.	1,030	263,083

		$2,489,577

Electronics – 1.9%
Altera Corp.	34,260	$1,114,478
KLA-Tencor Corp.	12,610	812,841
Microchip Technology, Inc.	29,280	1,310,280

		$3,237,599

Energy – Independent – 3.8%
Anadarko Petroleum Corp.	7,740	$613,937
Antero Resources Corp. (a)	4,030	255,663
Athlon Energy, Inc. (a)	5,250	158,813
Cabot Oil & Gas Corp.	9,750	377,910
Concho Resources, Inc. (a)	2,290	247,320
CONSOL Energy, Inc.	3,430	130,477
EOG Resources, Inc.	3,133	525,843
EQT Corp.	1,910	171,480
Goodrich Petroleum Corp. (a)	9,310	158,456
Gulfport Energy Corp. (a)	4,090	258,284
Marathon Petroleum Corp.	17,950	1,646,550
Noble Energy, Inc.	12,053	820,930
PDC Energy, Inc. (a)	2,230	118,681
Peabody Energy Corp.	3,650	71,285
Pioneer Natural Resources Co.	4,246	781,561

		$6,337,190

Energy – Integrated – 3.7%
Exxon Mobil Corp. (s)	51,296	$5,191,155
Hess Corp.	12,470	1,035,010

		$6,226,165

Entertainment – 0.2%
Cinemark Holdings, Inc.	9,830	$327,634

Food & Beverages – 2.8%
Coca-Cola Co.	45,380	$1,874,648
Coca-Cola Enterprises, Inc.	9,480	418,352
General Mills, Inc.	15,310	764,122
Mead Johnson Nutrition Co., “A”	4,940	413,774
Mondelez International, Inc.	32,020	1,130,306

		$4,601,202

Food & Drug Stores – 1.1%
CVS Caremark Corp.	19,140	$1,369,850
Fairway Group Holdings Corp. (a)	23,850	432,162

		$1,802,012

Gaming & Lodging – 0.8%
Wynn Resorts Ltd.	7,202	$1,398,700

General Merchandise – 1.5%
Kohl’s Corp.	15,740	$893,245
Target Corp.	25,950	1,641,857

		$2,535,102

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Health Maintenance Organizations – 0.8%
Aetna, Inc.	13,780	$945,170
UnitedHealth Group, Inc.	4,730	356,169

		$1,301,339

Insurance – 4.5%
ACE Ltd.	26,580	$2,751,827
American International Group, Inc.	40,400	2,062,420
MetLife, Inc.	42,730	2,304,002
Third Point Reinsurance Ltd. (a)	21,700	402,101

		$7,520,350

Internet – 3.1%
ChannelAdvisor Corp. (a)	9,730	$405,838
eBay, Inc. (a)	15,850	870,007
Facebook, Inc., “A “ (a)	14,180	775,079
Google, Inc., “A” (a)	2,759	3,092,039

		$5,142,963

Machinery & Tools – 2.7%
Allison Transmission Holdings, Inc.	15,490	$427,679
Eaton Corp. PLC	14,620	1,112,874
Joy Global, Inc.	15,260	892,557
Kennametal, Inc.	10,140	527,990
Roper Industries, Inc.	11,755	1,630,183

		$4,591,283

Major Banks – 4.1%
Goldman Sachs Group, Inc.	3,894	$690,250
JPMorgan Chase & Co. (s)	39,230	2,294,170
Morgan Stanley	26,730	838,253
State Street Corp.	11,590	850,590
Wells Fargo & Co.	49,810	2,261,374

		$6,934,637

Medical & Health Technology & Services – 1.1%
Catamaran Corp. (a)	7,440	$353,251
Cerner Corp. (a)	3,940	219,616
Express Scripts Holding Co. (a)	14,970	1,051,493
Henry Schein, Inc. (a)	2,560	292,506

		$1,916,866

Medical Equipment – 4.1%
Abbott Laboratories	40,970	$1,570,380
AtriCure, Inc. (a)	15,910	297,199
Cooper Cos., Inc.	7,081	876,911
Covidien PLC	19,970	1,359,957
DexCom, Inc. (a)	2,500	88,525
Endologix, Inc. (a)	8,730	152,251
GenMark Diagnostics, Inc. (a)	12,600	167,706
Heartware International, Inc. (a)	3,060	287,518
Sirona Dental Systems, Inc. (a)	3,130	219,726
Stryker Corp.	11,820	888,155
TearLab Corp. (a)	14,870	138,886
Thermo Fisher Scientific, Inc.	6,850	762,748

		$6,809,962

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 0.4%
First Quantum Minerals Ltd.	17,270	$311,177
Lundin Mining Corp. (a)	72,810	315,299

		$626,476

Natural Gas – Distribution – 0.2%
Spectra Energy Corp.	10,840	$386,121

Natural Gas – Pipeline – 0.6%
Enbridge, Inc.	15,000	$655,200
Kinder Morgan, Inc.	10,210	367,560

		$1,022,760

Network & Telecom – 0.2%
Juniper Networks, Inc. (a)	8,470	$191,168
Qualcomm, Inc.	2,130	158,153

		$349,321

Oil Services – 1.5%
Cameron International Corp. (a)	15,250	$907,830
Dresser-Rand Group, Inc. (a)	2,920	174,120
Halliburton Co.	19,110	969,833
Schlumberger Ltd.	5,300	477,583

		$2,529,366

Other Banks & Diversified Financials – 5.0%
American Express Co.	9,750	$884,618
BB&T Corp.	17,330	646,756
Cathay General Bancorp, Inc.	14,410	385,179
Citigroup, Inc.	39,000	2,032,290
EuroDekania Ltd. (z)	100,530	93,352
Fifth Third Bancorp	53,490	1,124,895
PrivateBancorp, Inc.	32,780	948,325
TCF Financial Corp.	30,810	500,663
Visa, Inc., “A”	8,002	1,781,885

		$8,397,963

Pharmaceuticals – 4.8%
Actavis PLC (a)	3,980	$668,640
Bristol-Myers Squibb Co.	21,070	1,119,871
Endo Health Solutions, Inc. (a)	7,740	522,140
Mylan, Inc. (a)	8,900	386,260
Perrigo Co. PLC	5,004	767,914
Pfizer, Inc.	74,742	2,289,347
Valeant Pharmaceuticals International, Inc. (a)	13,400	1,573,160
Zoetis, Inc.	20,680	676,029

		$8,003,361

Railroad & Shipping – 1.1%
Canadian Pacific Railway Ltd.	3,254	$492,395
Diana Shipping, Inc. (a)	25,020	332,516
Union Pacific Corp.	6,098	1,024,464

		$1,849,375

Real Estate – 2.9%
Digital Realty Trust, Inc., REIT	16,210	$796,235
Equity Lifestyle Properties, Inc., REIT	22,550	816,987

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
Mid-America Apartment Communities, Inc., REIT	16,990	$1,031,973
Public Storage, Inc., REIT	2,000	301,040
Tanger Factory Outlet Centers, Inc., REIT	25,560	818,431
Weyerhaeuser Co., REIT	32,430	1,023,815

		$4,788,481

Restaurants – 1.1%
McDonald’s Corp.	7,853	$761,977
YUM! Brands, Inc.	15,020	1,135,662

		$1,897,639

Specialty Chemicals – 1.1%
FMC Corp.	11,850	$894,201
W.R. Grace & Co. (a)	10,170	1,005,508

		$1,899,709

Specialty Stores – 2.5%
AutoZone, Inc. (a)	2,230	$1,065,806
Bed Bath & Beyond, Inc. (a)	12,190	978,857
Children’s Place Retail Stores, Inc. (a)	8,780	500,197
Dick’s Sporting Goods, Inc.	16,700	970,270
Sally Beauty Holdings, Inc. (a)	19,940	602,786

		$4,117,916

Telecommunications – Wireless – 0.9%
American Tower Corp., REIT	19,170	$1,530,149

Telephone Services – 1.3%
Verizon Communications, Inc.	44,900	$2,206,386

Tobacco – 1.2%
Lorillard, Inc.	8,560	$433,821
Philip Morris International, Inc.	17,840	1,554,399

		$1,988,220

Trucking – 1.0%
Expeditors International of Washington, Inc.	17,810	$788,093
Swift Transportation Co. (a)	42,460	943,037

		$1,731,130

Utilities – Electric Power – 2.3%
AES Corp.	25,430	$368,989
American Electric Power Co., Inc.	12,250	572,565
Calpine Corp. (a)	25,050	488,723
CMS Energy Corp.	21,840	584,657
Dominion Resources, Inc.	5,530	357,736
Edison International	10,030	464,389
Great Plains Energy, Inc.	19,860	481,406
NextEra Energy, Inc.	3,620	309,944
NRG Yield, Inc.	2,030	81,220
PG&E Corp.	3,750	151,050

		$3,860,679

Total Common Stocks (Identified Cost, $129,306,885)		$166,657,532

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

CALL OPTIONS PURCHASED – 0.0%
Business Services – 0.0%
Equinix, Inc. – June 2014 @ $190 (Premiums Paid, $9,838)	9	$7,560

Issuer	Shares/Par
MONEY MARKET FUNDS – 0.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	966,711	$966,711

Total Investments (Identified Cost, $130,283,434)		$167,631,803

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(194,248)

Net Assets – 100.0%		$167,437,555

(a)	Non-income producing security.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2013, the fund had no short sales outstanding.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
EuroDekania Ltd.	3/08/07-6/25/07	$1,412,164	$93,352
% of Net assets			0.1%

At December 31, 2013, the fund had cash collateral of $3,795 and other liquid securities with an aggregate value of $589,045 to cover any commitments for securities sold short. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $129,316,723)	$166,665,092
Underlying affiliated funds, at cost and value	966,711
Total investments, at value (identified cost, $130,283,434)	$167,631,803
Deposits with brokers	3,795
Receivables for
Fund shares sold	14,039
Dividends	125,992
Other assets	1,816
Total assets		$167,777,445
Liabilities
Payables for
Investments purchased	$91,131
Fund shares reacquired	191,322
Payable to affiliates
Investment adviser	6,610
Shareholder servicing costs	18
Distribution and/or service fees	687
Payable for independent Trustees’ compensation	3
Accrued expenses and other liabilities	50,119
Total liabilities		$339,890
Net assets		$167,437,555
Net assets consist of
Paid-in capital	$126,536,734
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	37,348,369
Accumulated net realized gain (loss) on investments and foreign currency	2,350,742
Undistributed net investment income	1,201,710
Net assets		$167,437,555
Shares of beneficial interest outstanding		7,809,609

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$117,043,928	5,445,809	$21.49
Service Class	50,393,627	2,363,800	21.32

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$2,631,385
Interest	13,531
Dividends from underlying affiliated funds	1,529
Foreign taxes withheld	(6,928)
Total investment income		$2,639,517
Expenses
Management fee	$1,163,602
Distribution and/or service fees	117,195
Shareholder servicing costs	3,045
Administrative services fee	30,224
Independent Trustees’ compensation	4,636
Custodian fee	24,365
Shareholder communications	20,606
Audit and tax fees	52,316
Legal fees	1,235
Dividend and interest expense on securities sold short	5,207
Miscellaneous	14,608
Total expenses		$1,437,039
Fees paid indirectly	(4)
Reduction of expenses by investment adviser	(1,866)
Net expenses		$1,435,169
Net investment income		$1,204,348
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$22,092,390
Written options	8,252
Securities sold short	(188,294)
Foreign currency	(92)
Net realized gain (loss) on investments and foreign currency		$21,912,256
Change in unrealized appreciation (depreciation)
Investments	$22,495,535
Written options	(7,896)
Securities sold short	21,998
Translation of assets and liabilities in foreign currencies	62
Net unrealized gain (loss) on investments and foreign currency translation		$22,509,699
Net realized and unrealized gain (loss) on investments and foreign currency		$44,421,955
Change in net assets from operations		$45,626,303

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$1,204,348	$1,429,838
Net realized gain (loss) on investments and foreign currency	21,912,256	10,472,362
Net unrealized gain (loss) on investments and foreign currency translation	22,509,699	9,155,126
Change in net assets from operations	$45,626,303	$21,057,326
Distributions declared to shareholders
From net investment income	$(1,427,024)	$(980,068)
Change in net assets from fund share transactions	$(15,817,135)	$(14,733,806)
Total change in net assets	$28,382,144	$5,343,452
Net assets
At beginning of period	139,055,411	133,711,959
At end of period (including undistributed net investment income of $1,201,710 and $1,424,366, respectively)	$167,437,555	$139,055,411

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.12	$13.95	$14.23	$12.27	$9.43
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.17	$0.11	$0.12	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	5.40	2.12	(0.25)	1.98	2.89
Total from investment operations	$5.56	$2.29	$(0.14)	$2.10	$3.02
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.12)	$(0.14)	$(0.14)	$(0.18)
Net asset value, end of period (x)	$21.49	$16.12	$13.95	$14.23	$12.27
Total return (%) (k)(r)(s)(x)	34.62	16.46	(0.94)	17.22	32.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.88	0.90	0.89
Expenses after expense reductions (f)	0.85	0.85	0.87	0.86	0.85
Net investment income	0.85	1.10	0.75	0.98	1.28
Portfolio turnover	55	63	65	69	91
Net assets at end of period (000 omitted)	$117,044	$97,349	$96,375	$112,121	$109,322
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.84	0.85	0.87	0.85	0.85

See Notes to Financial Statements

14

MFS Core Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.00	$13.84	$14.13	$12.19	$9.36
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.13	$0.07	$0.09	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	5.36	2.11	(0.25)	1.97	2.88
Total from investment operations	$5.47	$2.24	$(0.18)	$2.06	$2.98
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.08)	$(0.11)	$(0.12)	$(0.15)
Net asset value, end of period (x)	$21.32	$16.00	$13.84	$14.13	$12.19
Total return (%) (k)(r)(s)(x)	34.28	16.24	(1.25)	16.95	32.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.10	1.13	1.15	1.14
Expenses after expense reductions (f)	1.10	1.10	1.12	1.11	1.10
Net investment income	0.60	0.85	0.51	0.73	1.02
Portfolio turnover	55	63	65	69	91
Net assets at end of period (000 omitted)	$50,394	$41,707	$37,337	$35,819	$33,583
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.09	1.10	1.12	1.10	1.10

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from

16

MFS Core Equity Portfolio

Notes to Financial Statements – continued

third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$160,481,273	$—	$—	$160,481,273
Canada	4,219,149	—	—	4,219,149
Israel	1,538,802	—	—	1,538,802
Greece	332,516	—	—	332,516
United Kingdom	—	—	93,352	93,352
Mutual Funds	966,711	—	—	966,711
Total Investments	$167,538,451	$—	$93,352	$167,631,803

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/12	$130,373
Change in unrealized appreciation (depreciation)	(37,021)
Balance as of 12/31/13	$93,352

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2013 is $(37,021).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

The derivative instruments used by the fund were written options and purchased options. The fund’s period end derivatives, as presented in the Portfolio of Investments, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Equity Options	$7,560

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(16,920)	$8,252

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$7,079	$(7,896)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

18

MFS Core Equity Portfolio

Notes to Financial Statements – continued

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended December 31, 2013:

	Number of contracts	Premiums received
Outstanding, beginning of period	187	$79,396
Options written	157	8,968
Options closed	(226)	(80,964)
Options expired	(118)	(7,400)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2013, this expense amounted to $5,207. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2013, the fund had no short sales outstanding.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

19

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$1,427,024	$980,068

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$130,357,169
Gross appreciation	39,666,829
Gross depreciation	(2,392,195)
Net unrealized appreciation (depreciation)	$37,274,634
Undistributed ordinary income	1,201,710
Undistributed long-term capital gains	2,447,597
Other temporary differences	(23,120)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

20

MFS Core Equity Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$1,069,194	$764,938
Service Class	357,830	215,130
Total	$1,427,024	$980,068

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. Effective April 1, 2013, MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $1,479, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $3,037, which equated to 0.0020% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $8.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0195% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $932 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments

21

MFS Core Equity Portfolio

Notes to Financial Statements – continued

made by the fund in the amount of $387, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $84,338,381 and $100,012,180, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	116,021	$2,244,241	49,337	$773,627
Service Class	390,771	7,163,432	406,072	6,223,938
	506,792	$9,407,673	455,409	$6,997,565
Shares issued to shareholders in reinvestment of distributions
Initial Class	55,891	$1,069,194	49,415	$764,938
Service Class	18,833	357,830	13,988	215,130
	74,724	$1,427,024	63,403	$980,068
Shares reacquired
Initial Class	(764,376)	$(14,457,675)	(971,381)	$(14,911,745)
Service Class	(652,687)	(12,194,157)	(510,896)	(7,799,694)
	(1,417,063)	$(26,651,832)	(1,482,277)	$(22,711,439)
Net change
Initial Class	(592,464)	$(11,144,240)	(872,629)	$(13,373,180)
Service Class	(243,083)	(4,672,895)	(90,836)	(1,360,626)
	(835,547)	$(15,817,135)	(963,465)	$(14,733,806)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $716 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	896,829	28,470,109	(28,400,227)	966,711

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,529	$966,711

22

MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Core Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

23

MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

24

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph MacDougall

25

MFS Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and

26

MFS Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to reduce its advisory fee on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

27

MFS Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2013

MFS® UTILITIES PORTFOLIO

MFS® Variable Insurance Trust II

UTS-ANN

MFS® UTILITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Utilities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Comcast Corp., “Special A”	4.4%
Energias de Portugal S.A.	3.0%
Kinder Morgan, Inc.	2.8%
NextEra Energy, Inc.	2.7%
Calpine Corp.	2.6%
CMS Energy Corp.	2.6%
NRG Energy, Inc.	2.4%
Northeast Utilities	2.4%
AES Corp.	2.0%
ONEOK, Inc.	1.9%

Top five industries (i)
Utilities-Electric Power	47.0%
Natural Gas-Distribution	10.9%
Natural Gas-Pipeline	10.2%
Cable TV	9.5%
Telecommunications-Wireless	8.7%

Issuer country weightings (i)(x)
United States	68.2%
Portugal	5.0%
Brazil	4.5%
United Kingdom	3.6%
Spain	3.3%
Italy	1.9%
Canada	1.8%
Russia	1.8%
Israel	1.5%
Other Countries	8.4%

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Utilities Portfolio (“fund”) provided a total return of 20.61%, while Service Class shares of the fund provided a total return of 20.29%. These compare with a return of 32.39% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 13.21% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Individual stocks that dampened performance relative to the S&P Utilities Index included the timing of the fund’s ownership in shares of integrated gas and electricity company Dominion Resources and underweight positions in electric company NextEra, energy infrastructure developer Sempra Energy and natural gas and electric company NiSource. Holdings of electric companies, Cia Energetica de Minas Gerais Cemig (b)(h) (Brazil), Aksa Enerji Uretim (b) (Turkey), Energias Do Brasil (b) (Brazil), and CEZ (b) (Czech Republic), and telecommunications services company Turkcell Iletisim (b) (Turkey) and natural gas pipelines operator Kinder Morgan (b), also hindered relative performance as all six stocks lagged the benchmark during the reporting period.

Contributors to Performance

The fund’s exposure to the cable TV industry, which is not represented in the benchmark, was a primary contributor to performance relative to the S&P Utilities Index. Holdings of cable services providers, Comcast (b), Virgin Media (b)(h) and Time Warner Cable (b), aided relative returns as all three stocks significantly outperformed the benchmark over the reporting period. Shares of Virgin Media rose as the company reported positive subscriber growth. Furthermore, Liberty Global acquired Virgin Media at a premium which was a positive for the stock.

Stock selection and, to a lesser extent, an underweight position in the electric power industry was another positive factor for relative results. Underweight positions in electric company Southern Company (h) and power provider FirstEnergy (h), and the timing of the fund’s ownership in shares of utility services company Exelon Corporation (h), benefited relative returns. Holdings of Portuguese integrated utility company Energias de Portugal (b)(h) further supported relative results as the stock outpaced the benchmark during the reporting period. Shares of Energias de Portugal benefited from earnings results that beat consensus estimates due, in part, to a capital gain from the disposal of a gas distribution business in Spain to basic gas infrastructure company Enagas. Additionally, management’s announcement of the securitization of receivables in Portugal further supported performance.

The fund’s exposure to both the energy – independent and wireless communications industries, which are not represented in the benchmark, also supported relative results. Within the energy – independent industry, holdings of strong-performing integrated energy company EQT Corporation (b) boosted relative performance. Within the wireless communications industry, holdings of voice and data communications services company Vodafone Group (b) (United Kingdom) contributed to relative returns as the stock outperformed the benchmark during the reporting period.

Elsewhere, holdings of Israeli telecommunications services company Bezeq The Israeli Telecommunication (b) were among the fund’s top relative contributors for the reporting period.

3

MFS Utilities Portfolio

Management Review – continued

Respectfully,

Maura Shaughnessy

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Contract Owners: Robert Persons is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	20.61%	17.55%	13.88%
Service Class	8/24/01	20.29%	17.26%	13.59%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		32.39%	17.94%	7.41%
Standard & Poor’s 500 Utilities Index (f)		13.21%	10.17%	9.23%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.85%	$1,000.00	$1,098.67	$4.50
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,097.65	$5.82
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Utilities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 94.1%
Broadcasting – 0.2%
SIRIUS XM Radio, Inc. (a)	41,740	$145,675
Twenty-First Century Fox, Inc.	15,270	537,199

		$682,874

Cable TV – 9.6%
Astro Malaysia Holdings Berhad	1,792,400	$1,641,643
Comcast Corp., “Special A”	265,580	13,247,129
Liberty Global PLC, “A” (a)	38,766	3,449,785
Liberty Global PLC, “C” (a)	33,225	2,801,532
Time Warner Cable, Inc.	37,729	5,112,282
Ziggo N.V.	58,810	2,686,042

		$28,938,413

Energy – Independent – 4.4%
Anadarko Petroleum Corp.	26,750	$2,121,810
Antero Resources Corp. (a)	28,850	1,830,240
Energen Corp.	41,270	2,919,851
EQT Corp.	60,040	5,390,391
Noble Energy, Inc.	15,174	1,033,501
Western Gas Equity Partners LP	2,350	92,849

		$13,388,642

Natural Gas – Distribution – 10.9%
AGL Energy Ltd.	69,480	$932,442
AGL Resources, Inc.	30,120	1,422,568
Centrica PLC	215,296	1,239,618
China Resources Gas Group Ltd.	630,000	2,193,622
Gas Natural SDG S.A.	99,920	2,569,812
GDF SUEZ	151,665	3,566,794
Infraestructura Energetica Nova, S.A. de C.V	142,900	570,987
NiSource, Inc.	49,930	1,641,698
ONEOK, Inc.	93,380	5,806,368
Questar Corp.	32,140	738,899
Sempra Energy	56,150	5,040,024
Snam Rete Gas S.p.A.	711,540	3,980,066
Spectra Energy Corp.	96,750	3,446,235

		$33,149,133

Natural Gas – Pipeline – 10.1%
APA Group	135,516	$726,014
Cheniere Energy, Inc. (a)	32,730	1,411,318
Enagas S.A.	178,798	4,672,244
Enbridge, Inc.	71,340	3,116,865
Energy Transfer Equity LP	1,390	113,619
Kinder Morgan, Inc.	238,506	8,586,216
ONEOK Partners LP	31,990	1,684,274
SemGroup Corp., “A”	1,560	101,759
TransCanada Corp.	43,310	1,979,070
Williams Cos., Inc.	114,407	4,412,678
Williams Partners LP	76,900	3,911,134

		$30,715,191

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Oil Services – 0.9%
Ensco PLC, “A”	27,150	$1,552,437
Noble Corp. PLC	28,020	1,049,909

		$2,602,346

Telecommunications – Wireless – 7.7%
American Tower Corp., REIT	68,940	$5,502,791
Cellcom Israel Ltd.	108,032	1,503,805
KDDI Corp.	3,100	190,457
MegaFon OAO, GDR	25,240	845,540
Mobile TeleSystems OJSC	36,600	365,160
Mobile TeleSystems OJSC, ADR	185,690	4,016,473
SBA Communications Corp. (a)	20,920	1,879,453
Tele2 AB, “B”	91,193	1,032,893
TIM Participacoes S.A., ADR	58,767	1,542,046
Turkcell Iletisim Hizmetleri A.S. (a)	376,160	1,986,699
Vodafone Group PLC	1,154,151	4,529,583

		$23,394,900

Telephone Services – 6.8%
Bezeq – The Israel Telecommunication Corp. Ltd.	1,841,990	$3,122,152
CenturyLink, Inc.	66,335	2,112,770
Oi S.A., IPS	222,200	338,115
Portugal Telecom, SGPS, S.A.	218,813	951,226
PT Telekomunikasi Indonesia	1,774,000	313,402
PT XL Axiata Tbk	2,323,000	992,572
Quebecor, Inc., “B”	5,970	148,597
TDC A.S.	353,007	3,424,124
Telecom Italia S.p.A. – Savings Shares	1,806,090	1,413,758
Telefonica Brasil S.A., ADR	72,666	1,396,641
Telus Corp.	4,600	158,321
Verizon Communications, Inc.	65,220	3,204,911
Windstream Holdings, Inc.	390,820	3,118,744

		$20,695,333

Utilities – Electric Power – 43.4%
AES Corp.	417,210	$6,053,717
Aksa Enerji Uretim A.S. (a)	870,381	1,044,943
Alliant Energy Corp.	42,760	2,206,416
Ameren Corp.	17,230	623,037
American Electric Power Co., Inc.	106,500	4,977,810
Calpine Corp. (a)	404,580	7,893,356
Canadian Utilities Ltd.	4,460	149,765
CenterPoint Energy, Inc.	144,340	3,345,801
CEZ A.S.	40,147	1,047,798
Cheung Kong Infrastructure Holdings Ltd.	312,000	1,969,539
China Longyuan Power Group	748,000	967,637
CMS Energy Corp.	289,630	7,753,395
Companhia Energetica de Minas Gerais, IPS	525,312	3,119,475
Companhia Paranaense de Energia, ADR	73,920	971,309
Companhia Paranaense de Energia, IPS	206,100	2,667,048
Covanta Holding Corp.	52,120	925,130

7

MFS Utilities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Dominion Resources, Inc.	83,260	$5,386,089
DTE Energy Co.	34,180	2,269,210
Duke Energy Corp.	53,500	3,692,035
Dynegy, Inc. (a)	17,980	386,930
E.On Russia JSC	3,825,446	274,946
Edison International	120,860	5,595,818
EDP Renovaveis S.A.	978,125	5,195,385
ENEL Green Power International B.V.	127,799	321,914
Energias de Portugal S.A.	2,444,988	8,980,728
Energias do Brasil S.A.	536,200	2,579,578
Great Plains Energy, Inc.	37,160	900,758
Infinis Energy PLC (a)	216,684	837,840
ITC Holdings Corp.	17,960	1,720,927
Light S.A.	115,140	1,079,537
National Grid PLC	77,126	1,006,408
NextEra Energy, Inc.	97,299	8,330,740
Northeast Utilities	171,670	7,277,091
NRG Energy, Inc.	258,555	7,425,700
OGE Energy Corp.	122,830	4,163,937
Pinnacle West Capital Corp.	46,750	2,474,010
Portland General Electric Co.	121,240	3,661,448
PPL Corp.	50,407	1,516,747
Public Service Enterprise Group, Inc.	171,370	5,490,695
Red Electrica de Espana	40,360	2,692,876
SSE PLC	119,923	2,720,635

		$131,698,158

Utilities – Water – 0.1%
Aguas Andinas S.A.	286,995	$185,650

Total Common Stocks (Identified Cost, $249,265,807)		$285,450,640

BONDS – 0.2%
Asset-Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 8.291%, 2023 (i)(z)	$108,044	$11,885

Utilities – Electric Power – 0.2%
Viridian Group FundCo II, Ltd., 11.125%, 2017 (n)	$436,000	$478,510

Total Bonds (Identified Cost, $429,678)		$490,395

Issuer	Shares/Par	Value ($)

CONVERTIBLE PREFERRED STOCKS – 3.4%
Utilities – Electric Power – 3.4%
Dominion Resources, Inc., “A”, 6.125%	31,880	$1,725,346
Dominion Resources, Inc., “B”, 6%	31,930	1,730,925
NextEra Energy, Inc., 8.375%	43,330	2,453,778
PPL Corp., 8.75%	83,230	4,401,202

Total Convertible Preferred Stocks (Identified Cost, $9,721,290)		$10,311,251

PREFERRED STOCKS – 0.2%
Telecommunications – Wireless – 0.2%
Crown Castle International Corp., “A”, 4.5% (Identified Cost, $603,038) (a)	6,040	$604,242

	Strike Price	First Exercise

WARRANTS – 0.0%
Natural Gas – Pipeline – 0.0%
Kinder Morgan, Inc. (Identified Cost, $82,988) (a)	$40	2/15/12	16,450	$66,787

CONVERTIBLE BONDS – 0.9%
Broadcasting – 0.1%
XM Satellite Radio, Inc., 7%, 2014 (z)	$123,000	$238,928

Telecommunications – Wireless – 0.8%
SBA Communications Corp., 4%, 2014	$844,000	$2,498,240

Total Convertible Bonds (Identified Cost, $1,159,254)		$2,737,168

MONEY MARKET FUNDS – 1.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	4,137,060	$4,137,060

Total Investments (Identified Cost, $265,399,115)		$303,797,543

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(488,407)

Net Assets – 100.0%		$303,309,136

(a)	Non-income producing security.

(i)	Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified ,institutional buyers. At period end, the aggregate value of these securities was $478,510, representing 0.2% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

8

MFS Utilities Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 8.291%, 2023	1/18/02	$3,755	$11,885
XM Satellite Radio, Inc., 7%, 2014	10/21/13	241,604	238,928
Total Restricted Securities			$250,813
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

GDR	Global Depositary Receipt

IPS	International Preference Stock

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

Derivative Contracts at 12/31/13

Forward Foreign Currency Exchange Contracts at 12/31/13

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Barclays Bank PLC	258,278	1/14/14-1/17/14	$350,177	$355,311	$5,134
BUY	EUR	Deutsche Bank AG	63,786	1/17/14	87,084	87,750	666
BUY	EUR	Merrill Lynch International Bank	405,489	1/14/14	550,371	557,828	7,457
BUY	EUR	UBS AG	327,655	1/17/14	447,190	450,751	3,561
SELL	EUR	Barclays Bank PLC	7,338,622	1/17/14-3/18/14	10,096,580	10,095,518	1,062
SELL	EUR	Deutsche Bank AG	56,765	1/17/14	78,183	78,092	91
SELL	EUR	JPMorgan Chase Bank N.A.	91,790	1/17/14	126,550	126,274	276
SELL	EUR	UBS AG	145,837	1/17/14	201,094	200,626	468
BUY	GBP	Barclays Bank PLC	780,000	1/17/14	1,271,094	1,291,521	20,427

							$39,142

Liability Derivatives
BUY	EUR	Deutsche Bank AG	18,294	1/17/14	$25,253	$25,167	$(86)
BUY	EUR	JPMorgan Chase Bank N.A.	82,748	1/17/14	114,112	113,836	(276)
BUY	EUR	UBS AG	186,054	1/17/14	256,358	255,953	(405)
SELL	EUR	Credit Suisse Group	113,140	1/17/14	152,167	155,646	(3,479)
SELL	EUR	Deutsche Bank AG	1,662,851	1/14/14-1/17/14	2,244,794	2,287,569	(42,775)
SELL	EUR	JPMorgan Chase Bank N.A.	1,504,402	1/17/14	2,030,534	2,069,592	(39,058)
SELL	EUR	UBS AG	7,304,206	1/17/14	10,048,192	10,048,326	(134)
SELL	GBP	Barclays Bank PLC	176,110	1/17/14	288,529	291,602	(3,073)
SELL	GBP	Citibank N.A.	183,435	1/17/14	297,761	303,731	(5,970)
SELL	GBP	Credit Suisse Group	1,891,357	1/17/14	3,025,012	3,131,702	(106,690)
SELL	GBP	Deutsche Bank AG	360,816	1/17/14	581,000	597,438	(16,438)
SELL	GBP	JPMorgan Chase Bank N.A.	200,127	1/17/14	324,557	331,369	(6,812)
SELL	GBP	Merrill Lynch International Bank	1,768,888	1/17/14	2,826,436	2,928,919	(102,483)
SELL	GBP	UBS AG	28,610	1/17/14	46,935	47,372	(437)

							$(328,116)

9

MFS Utilities Portfolio

Portfolio of Investments – continued

At December 31, 2013, the fund had cash collateral of $40,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

10

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $261,262,055)	$299,660,483
Underlying affiliated funds, at cost and value	4,137,060
Total investments, at value (identified cost, $265,399,115)	$303,797,543
Restricted cash	40,000
Receivables for
Forward foreign currency exchange contracts	39,142
Investments sold	464,224
Fund shares sold	5,457
Interest and dividends	572,046
Other assets	3,084
Total assets		$304,921,496
Liabilities
Payable to custodian	$13
Payables for
Forward foreign currency exchange contracts	328,116
Investments purchased	850,645
Fund shares reacquired	339,013
Payable to affiliates
Investment adviser	11,914
Shareholder servicing costs	33
Distribution and/or service fees	1,650
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	80,965
Total liabilities		$1,612,360
Net assets		$303,309,136
Net assets consist of
Paid-in capital	$238,168,970
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	38,114,085
Accumulated net realized gain (loss) on investments and foreign currency	18,206,771
Undistributed net investment income	8,819,310
Net assets		$303,309,136
Shares of beneficial interest outstanding		11,542,633

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$182,361,340	6,906,987	$26.40
Service Class	120,947,796	4,635,646	26.09

See Notes to Financial Statements

11

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$12,547,508
Interest	117,199
Dividends from underlying affiliated funds	6,894
Foreign taxes withheld	(645,076)
Total investment income		$12,026,525
Expenses
Management fee	$2,295,068
Distribution and/or service fees	305,923
Shareholder servicing costs	5,855
Administrative services fee	48,638
Independent Trustees’ compensation	9,234
Custodian fee	109,403
Shareholder communications	33,187
Audit and tax fees	56,245
Legal fees	2,401
Miscellaneous	24,406
Total expenses		$2,890,360
Fees paid indirectly	(30)
Reduction of expenses by investment adviser	(3,620)
Net expenses		$2,886,710
Net investment income		$9,139,815
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$18,786,824
Foreign currency	(1,286,138)
Net realized gain (loss) on investments and foreign currency		$17,500,686
Change in unrealized appreciation (depreciation)
Investments (net of $86,154 decrease in deferred country tax)	$30,123,113
Translation of assets and liabilities in foreign currencies	287,719
Net unrealized gain (loss) on investments and foreign currency translation		$30,410,832
Net realized and unrealized gain (loss) on investments and foreign currency		$47,911,518
Change in net assets from operations		$57,051,333

See Notes to Financial Statements

12

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$9,139,815	$9,333,094
Net realized gain (loss) on investments and foreign currency	17,500,686	29,384,722
Net unrealized gain (loss) on investments and foreign currency translation	30,410,832	1,040,198
Change in net assets from operations	$57,051,333	$39,758,014
Distributions declared to shareholders
From net investment income	$(8,173,039)	$(13,720,002)
From net realized gain on investments	(21,783,714)	—
Total distributions declared to shareholders	$(29,956,753)	$(13,720,002)
Change in net assets from fund share transactions	$(18,860,946)	$(39,940,105)
Total change in net assets	$8,233,634	$(13,902,093)
Net assets
At beginning of period	295,075,502	308,977,595
At end of period (including undistributed net investment income of $8,819,310 and $9,028,127, respectively)	$303,309,136	$295,075,502

See Notes to Financial Statements

13

MFS Utilities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.33	$22.34	$21.64	$19.61	$15.56
Income (loss) from investment operations
Net investment income (d)	$0.81	$0.74	$0.83	$0.67	$0.69
Net realized and unrealized gain (loss) on investments and foreign currency	3.98	2.36	0.67	1.98	4.21
Total from investment operations	$4.79	$3.10	$1.50	$2.65	$4.90
Less distributions declared to shareholders
From net investment income	$(0.76)	$(1.11)	$(0.80)	$(0.62)	$(0.85)
From net realized gain on investments	(1.96)	—	—	—	—
Total distributions declared to shareholders	$(2.72)	$(1.11)	$(0.80)	$(0.62)	$(0.85)
Net asset value, end of period (x)	$26.40	$24.33	$22.34	$21.64	$19.61
Total return (%) (k)(r)(s)(x)	20.66	14.11	7.12	13.90	33.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.84	0.87	0.88	0.88
Expenses after expense reductions (f)	0.84	0.84	N/A	N/A	N/A
Net investment income	3.08	3.17	3.69	3.43	4.14
Portfolio turnover	43	48	52	55	70
Net assets at end of period (000 omitted)	$182,361	$176,525	$178,973	$191,566	$199,634

See Notes to Financial Statements

14

MFS Utilities Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$24.06	$22.10	$21.42	$19.43	$15.41
Income (loss) from investment operations
Net investment income (d)	$0.74	$0.67	$0.77	$0.62	$0.63
Net realized and unrealized gain (loss) on investments and foreign currency	3.94	2.34	0.66	1.96	4.18
Total from investment operations	$4.68	$3.01	$1.43	$2.58	$4.81
Less distributions declared to shareholders
From net investment income	$(0.69)	$(1.05)	$(0.75)	$(0.59)	$(0.79)
From net realized gain on investments	(1.96)	—	—	—	—
Total distributions declared to shareholders	$(2.65)	$(1.05)	$(0.75)	$(0.59)	$(0.79)
Net asset value, end of period (x)	$26.09	$24.06	$22.10	$21.42	$19.43
Total return (%) (k)(r)(s)(x)	20.39	13.83	6.84	13.60	33.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.09	1.12	1.13	1.13
Expenses after expense reductions (f)	1.09	1.09	N/A	N/A	N/A
Net investment income	2.83	2.92	3.43	3.20	3.81
Portfolio turnover	43	48	52	55	70
Net assets at end of period (000 omitted)	$120,948	$118,550	$130,005	$125,116	$115,435

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Utilities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in

16

MFS Utilities Portfolio

Notes to Financial Statements – continued

good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$200,473,129	$—	$—	$200,473,129
Portugal	15,127,338	—	—	15,127,338
Brazil	13,693,748	—	—	13,693,748
United Kingdom	10,334,083	—	—	10,334,083
Spain	9,934,933	—	—	9,934,933
Italy	5,715,738	—	—	5,715,738
Canada	5,552,617	—	—	5,552,617
Russia	4,862,015	640,106	—	5,502,121
Israel	4,625,957	—	—	4,625,957
Other Countries	23,457,821	2,015,435	—	25,473,256
U.S. Corporate Bonds	—	2,737,168	—	2,737,168
Commercial Mortgage-Backed Securities	—	11,885	—	11,885
Foreign Bonds	—	478,510	—	478,510
Mutual Funds	4,137,060	—	—	4,137,060
Total Investments	$297,914,439	$5,883,104	$—	$303,797,543

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(288,974)	$—	$(288,974)
For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,047,798 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $56,986,325 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

17

MFS Utilities Portfolio

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$39,142	$(328,116)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$(1,192,422)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$286,796

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

18

MFS Utilities Portfolio

Notes to Financial Statements – continued

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

19

MFS Utilities Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the Fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and partnerships.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$8,173,039	$13,720,002
Long-term capital gains	21,783,714	—
Total distributions	$29,956,753	$13,720,002

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$266,350,200
Gross appreciation	49,643,378
Gross depreciation	(12,196,035)
Net unrealized appreciation (depreciation)	$37,447,343
Undistributed ordinary income	15,025,041
Undistributed long-term capital gain	13,053,041
Other temporary differences	(385,259)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$5,075,116	$8,178,600	$13,024,916	$—
Service Class	3,097,923	5,541,402	8,758,798	—
Total	$8,173,039	$13,720,002	$21,783,714	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013,

20

MFS Utilities Portfolio

Notes to Financial Statements – continued

this management fee reduction amounted to $2,831, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, began receiving a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $5,800, which equated to 0.0019% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $55.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,838 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $789, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $129,960,564 and $170,846,652, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	86,183	$2,282,771	133,109	$3,107,251
Service Class	380,388	9,960,263	318,047	7,418,784
	466,571	$12,243,034	451,156	$10,526,035

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Notes to Financial Statements – continued

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	745,471	$18,100,032	351,919	$8,178,600
Service Class	493,619	11,856,721	240,826	5,541,402
	1,239,090	$29,956,753	592,745	$13,720,002
Shares reacquired
Initial Class	(1,180,256)	$(30,954,860)	(1,241,888)	$(29,070,845)
Service Class	(1,164,725)	(30,105,873)	(1,513,922)	(35,115,297)
	(2,344,981)	$(61,060,733)	(2,755,810)	$(64,186,142)
Net change
Initial Class	(348,602)	$(10,572,057)	(756,860)	$(17,784,994)
Service Class	(290,718)	(8,288,889)	(955,049)	(22,155,111)
	(639,320)	$(18,860,946)	(1,711,909)	$(39,940,105)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $1,419 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,415,228	78,410,828	(75,688,996)	4,137,060

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$6,894	$4,137,060

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MFS Utilities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Utilities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

24

MFS Utilities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Maura Shaughnessy

25

MFS Utilities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Utilities Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

27

MFS Utilities Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $23,963,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 63.39% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

ANNUAL REPORT

December 31, 2013

MFS® HIGH YIELD PORTFOLIO

MFS® Variable Insurance Trust II

HYS-ANN

MFS® HIGH YIELD PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy — Independent	8.8%
Medical & Health Technology & Services	5.3%
Broadcasting	4.8%
Telecommunications — Wireless	4.1%
Transportation — Services	3.6%

Composition including fixed income credit quality (a)(i)
BBB	3.1%
BB	35.6%
B	43.5%
CCC	16.3%
C	0.2%
D (o)	0.0%
Not Rated	0.8%
Non-Fixed Income	0.6%
Cash & Other	(0.1)%

Portfolio facts (i)
Average Duration (d)	4.4
Average Effective Maturity (m)	6.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS High Yield Portfolio (“fund”) provided a total return of 6.42%, while Service Class shares of the fund provided a total return of 6.10%. These compare with a return of 7.44% over the same period for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Detractors from Performance

Relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s lesser exposure to “BB” (r) and below “BB” rated securities detracted from performance as lower-quality issues outperformed higher-quality issues during the reporting period.

The portion of the fund’s return derived from yield, which was less than that of the benchmark, weighed on relative results. A greater exposure to the industrial sector also hindered relative returns as this market segment lagged the benchmark during the reporting period.

Top individual detractors for the period included debt holdings of energy company El Paso, regulated energy company Energy Future, mining company IAMGOLD Corp. and natural gas and oil exploration and production company QEP Resources.

Contributors to Performance

Yield curve (y) positioning, particularly the fund’s greater exposure to shifts in the long end of the yield curve (centered around maturities of 10 years), was a key positive factor for relative results.

Strong bond selection also aided relative results. Top individual contributors during the reporting period included the fund’s debt holdings of banker Abbey National (h), financial services firm JPMorgan Chase, radio and television stations operator LBI Media, steel products company Edgen Murray and specialized real estate finance company Arbor Realty.

The fund does not actively manage currency exposure. It does employ forward currency contracts to hedge its exposure to non US dollar issues. As a result, currency overall had an immaterial impact on the performance of the fund.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

3

MFS High Yield Portfolio

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	6.42%	17.15%	6.96%
Service Class	8/24/01	6.10%	16.87%	6.69%

Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		7.44%	18.96%	8.61%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.75%	$1,000.00	$1,055.52	$3.89
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
Service Class	Actual	1.00%	$1,000.00	$1,053.94	$5.18
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 94.8%
Aerospace – 2.2%
Alliant Techsystems, Inc., 5.25%, 2021 (n)	$830,000	$832,075
Bombardier, Inc., 7.5%, 2018 (n)	1,790,000	2,036,125
Bombardier, Inc., 7.75%, 2020 (n)	1,265,000	1,435,775
Bombardier, Inc., 6.125%, 2023 (n)	1,505,000	1,493,713
CPI International, Inc., 8%, 2018	2,279,000	2,381,555
Huntington Ingalls Industries, Inc., 7.125%, 2021	3,085,000	3,385,788
Kratos Defense & Security Solutions, Inc., 10%, 2017	3,825,000	4,126,219

		$15,691,250

Apparel Manufacturers – 1.0%
Hanesbrands, Inc., 6.375%, 2020	$1,990,000	$2,174,075
Jones Group, Inc., 6.875%, 2019	1,225,000	1,298,500
PVH Corp., 7.375%, 2020	2,180,000	2,400,725
PVH Corp., 4.5%, 2022	1,030,000	975,925

		$6,849,225

Asset-Backed & Securitized – 0.4%
Arbor Realty Mortgage Securities, CDO, FRN, 2.542%, 2038 (z)	$1,136,457	$727,332
Citigroup Commercial Mortgage Trust, FRN, 5.705%, 2049	2,086,863	233,123
Crest Ltd., CDO, 7%, 2040 (a)(p)	1,275,235	63,762
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (a)(p)(z)	2,571,829	26
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.538%, 2050 (p)(z)	1,068,964	11
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	1,285,813	640,094
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)	78,664	80,553
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 5.999%, 2051	1,550,000	854,515

		$2,599,416

Automotive – 3.1%
Accuride Corp., 9.5%, 2018	$2,680,000	$2,619,700
Allison Transmission, Inc., 7.125%, 2019 (n)	3,525,000	3,798,188
General Motors Financial Co., Inc., 4.75%, 2017 (n)	430,000	456,338
General Motors Financial Co., Inc., 6.75%, 2018	2,485,000	2,832,900
General Motors Financial Co., Inc., 4.25%, 2023 (n)	1,295,000	1,231,869
Goodyear Tire & Rubber Co., 6.5%, 2021	2,670,000	2,830,200
Goodyear Tire & Rubber Co., 7%, 2022	1,220,000	1,313,025
Jaguar Land Rover PLC, 7.75%, 2018 (n)	525,000	565,031
Jaguar Land Rover PLC, 8.125%, 2021 (n)	3,350,000	3,810,625

Issuer	Shares/Par	Value ($)

BONDS – continued
Automotive – continued
Jaguar Land Rover PLC, 5.625%, 2023 (n)	$955,000	$955,000
Lear Corp., 8.125%, 2020	610,000	672,525
Lear Corp., 4.75%, 2023 (n)	605,000	567,188

		$21,652,589

Broadcasting – 4.7%
AMC Networks, Inc., 7.75%, 2021	$2,885,000	$3,245,625
Clear Channel Communications, Inc., 9%, 2021	2,099,000	2,119,990
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	650,000	658,938
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	1,595,000	1,628,894
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	85,000	88,400
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	895,000	940,869
Hughes Network Systems LLC, 7.625%, 2021	1,035,000	1,154,025
IAC/InterActive Corp., 4.875%, 2018 (n)	370,000	378,325
IAC/InterActive Corp., 4.75%, 2022	1,720,000	1,603,900
Intelsat Jackson Holdings S.A., 6.625%, 2022 (n)	2,155,000	2,219,650
Intelsat Jackson Holdings S.A., 6.625%, 2022	1,695,000	1,745,850
Intelsat S.A., 8.125%, 2023 (n)	2,935,000	3,147,788
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020 (n)(p)	952,635	704,950
Liberty Media Corp., 8.5%, 2029	1,840,000	1,982,600
Netflix, Inc., 5.375%, 2021 (n)	1,645,000	1,665,563
Nexstar Broadcasting, Inc., 6.875%, 2020	2,020,000	2,161,400
SIRIUS XM Radio, Inc., 4.25%, 2020 (n)	500,000	472,500
SIRIUS XM Radio, Inc., 5.875%, 2020 (n)	255,000	260,100
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	1,755,000	1,772,550
Univision Communications, Inc., 6.875%, 2019 (n)	1,285,000	1,373,344
Univision Communications, Inc., 7.875%, 2020 (n)	1,980,000	2,175,525
Univision Communications, Inc., 8.5%, 2021 (n)	1,170,000	1,287,000
Univision Communications, Inc., 6.75%, 2022 (n)	250,000	273,750

		$33,061,536

Brokerage & Asset Managers – 0.7%
E*TRADE Financial Corp., 6.75%, 2016	$100,000	$108,500
E*TRADE Financial Corp., 6.375%, 2019	4,200,000	4,509,750

		$4,618,250

7

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Building – 3.3%
Allegion U.S. Holding Co., Inc., 5.75%, 2021 (n)		$1,225,000	$1,274,000
Boise Cascade Co., 6.375%, 2020		850,000	894,625
Building Materials Holding Corp., 6.875%, 2018 (n)		1,085,000	1,152,813
Building Materials Holding Corp., 7%, 2020 (n)		825,000	886,875
Building Materials Holding Corp., 6.75%, 2021 (n)		1,620,000	1,753,650
CEMEX Espana S.A., 9.25%, 2020 (n)		650,000	713,375
CEMEX S.A.B. de C.V., 5.875%, 2019 (n)		467,000	468,168
CEMEX S.A.B. de C.V., 9.25%, 2020		1,785,000	1,959,038
CEMEX S.A.B. de C.V., 7.25%, 2021 (n)		1,269,000	1,313,415
Gibraltar Industries, Inc., 6.25%, 2021		885,000	909,338
HD Supply, Inc., 8.125%, 2019		1,320,000	1,470,150
HD Supply, Inc., 7.5%, 2020		2,320,000	2,499,800
Headwaters Inc., 7.25%, 2019 (z)		150,000	154,125
Headwaters Inc., 7.625%, 2019		620,000	668,050
Nortek, Inc., 8.5%, 2021		2,535,000	2,807,513
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)		1,337,000	1,497,440
USG Corp., 6.3%, 2016		1,643,000	1,762,118
USG Corp., 7.875%, 2020 (n)		830,000	933,750

			$23,118,243

Business Services – 2.1%
Equinix, Inc., 4.875%, 2020		$1,325,000	$1,318,375
Equinix, Inc., 5.375%, 2023		790,000	772,225
Fidelity National Information Services, Inc., 5%, 2022		2,640,000	2,696,100
First Data Corp., 10.625%, 2021 (n)		2,500,000	2,709,375
iGATE Corp., 9%, 2016		2,843,000	3,020,688
Iron Mountain, Inc., 8.375%, 2021		1,515,000	1,632,413
Lender Processing Services, Inc., 5.75%, 2023		795,000	822,825
NeuStar, Inc., 4.5%, 2023		1,980,000	1,786,950

			$14,758,951

Cable TV – 3.3%
CCO Holdings LLC, 8.125%, 2020		$2,635,000	$2,858,975
CCO Holdings LLC, 7.375%, 2020		905,000	979,663
CCO Holdings LLC, 6.5%, 2021		1,370,000	1,407,675
CCO Holdings LLC, 5.25%, 2022		250,000	233,438
CCO Holdings LLC/CCO Capital Corp., 5.75%, 2024		1,020,000	963,900
Cequel Communications Holdings, 6.375%, 2020 (n)		1,200,000	1,230,000
DISH DBS Corp., 6.75%, 2021		1,165,000	1,234,900
DISH DBS Corp., 5%, 2023		725,000	676,063
Lynx I Corp., 5.375%, 2021 (n)		1,085,000	1,085,000
Lynx II Corp., 6.375%, 2023 (n)		725,000	737,688
Nara Cable Funding Ltd., 8.875%, 2018 (n)		360,000	387,000
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	1,175,000	1,737,680

Issuer	Shares/Par		Value ($)

BONDS – continued
Cable TV – continued
Time Warner Cable, Inc., 4.5%, 2042		$1,825,000	$1,378,005
Unitymedia Hessen, 5.5%, 2023 (n)		1,605,000	1,556,850
UPC Holding B.V., 9.875%, 2018 (n)		1,410,000	1,512,225
UPC Holding B.V., 8.375%, 2020	EUR	500,000	756,635
UPC Holding B.V., 6.375%, 2022 (n)	EUR	250,000	353,383
UPCB Finance III Ltd., 6.625%, 2020 (n)		$1,630,000	1,731,875
UPCB Finance Ltd., 7.625%, 2020	EUR	250,000	371,920
UPCB Finance VI Ltd., 6.875%, 2022 (n)		$350,000	371,875
Virgin Media Finance PLC, 8.375%, 2019		265,000	289,513
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	945,000	1,378,350

			$23,232,613

Chemicals – 2.7%
Celanese U.S. Holdings LLC, 5.875%, 2021		$433,000	$461,145
Celanese U.S. Holdings LLC, 4.625%, 2022		965,000	923,988
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021 (n)		1,370,000	1,460,763
Hexion U.S. Finance Corp., 6.625%, 2020		1,180,000	1,209,500
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		1,690,000	1,755,488
Huntsman International LLC, 8.625%, 2020		400,000	442,500
Huntsman International LLC, 8.625%, 2021		2,200,000	2,486,000
INEOS Finance PLC, 8.375%, 2019 (n)		1,715,000	1,907,938
INEOS Finance PLC, 7.5%, 2020 (n)		100,000	109,625
INEOS Group Holdings PLC, 7.875%, 2016	EUR	505,243	700,275
INEOS Group Holdings S.A., 6.125%, 2018 (n)		$1,380,000	1,386,900
NOVA Chemicals Corp., 5.25%, 2023 (n)		840,000	865,200
Polypore International, Inc., 7.5%, 2017		775,000	819,563
Taminco Global Chemical Corp., 9.75%, 2020 (z)		1,995,000	2,264,325
Tronox Finance LLC, 6.375%, 2020		2,480,000	2,529,600

			$19,322,810

Computer Software – 0.9%
Infor (US), Inc., 11.5%, 2018		$1,210,000	$1,394,525
Syniverse Holdings, Inc., 9.125%, 2019		2,915,000	3,184,638
VeriSign, Inc., 4.625%, 2023		1,775,000	1,695,125

			$6,274,288

Computer Software – Systems – 0.5%
Audatex North America, Inc., 6%, 2021 (n)		$740,000	$775,150
Audatex North America, Inc., 6.125%, 2023 (n)		455,000	468,650
CDW LLC/CDW Finance Corp., 12.535%, 2017		109,000	113,905
CDW LLC/CDW Finance Corp., 8.5%, 2019		1,885,000	2,082,925

			$3,440,630

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Conglomerates – 2.1%
Amsted Industries, Inc., 8.125%, 2018 (n)		$2,415,000	$2,544,806
BC Mountain LLC, 7%, 2021 (n)		1,250,000	1,262,500
Dynacast International LLC, 9.25%, 2019		1,775,000	1,956,938
Griffon Corp., 7.125%, 2018		1,437,000	1,523,220
Renaissance Acquisition, 6.875%, 2021 (n)		3,145,000	3,137,138
Rexel S.A., 6.125%, 2019 (n)		1,490,000	1,557,050
Rexel S.A., 5.25%, 2020 (n)		540,000	542,700
Silver II Borrower, 7.75%, 2020 (n)		2,085,000	2,210,100
WESCO Distribution, Inc., 5.375%, 2021 (n)		300,000	300,000

			$15,034,452

Construction – 0.2%
Empresas ICA S.A.B. de C.V., 8.9%, 2021		$1,430,000	$1,394,250

Consumer Products – 1.1%
Elizabeth Arden, Inc., 7.375%, 2021		$2,060,000	$2,245,400
Jarden Corp., 7.5%, 2017		500,000	578,750
Jarden Corp., 7.5%, 2020		1,315,000	1,420,200
Prestige Brands, Inc., 8.125%, 2020		971,000	1,087,520
Prestige Brands, Inc., 5.375%, 2021 (z)		780,000	787,800
Spectrum Brands Escrow Corp., 6.375%, 2020 (n)		1,825,000	1,948,188

			$8,067,858

Consumer Services – 1.1%
ADT Corp., 6.25%, 2021 (n)		$1,310,000	$1,375,500
ADT Corp., 4.125%, 2023		885,000	784,225
Monitronics International, Inc., 9.125%, 2020		2,105,000	2,231,300
QVC, Inc., 7.375%, 2020 (n)		895,000	964,559
Service Corp. International, 7%, 2017		1,840,000	2,060,800

			$7,416,384

Containers – 3.5%
ARD Finance S.A., 11.125%, 2018 (n)		$263,163	$281,584
Ardagh Packaging Finance PLC, 7%, 2020 (n)		1,340,000	1,353,400
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)		1,290,000	1,385,138
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)		200,000	215,000
Ardagh Packaging Finance PLC, 7.375%, 2017	EUR	200,000	294,757
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)		$200,000	219,000
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)		1,660,000	1,809,400
Ball Corp., 5%, 2022		1,393,000	1,379,070
Ball Corp., 4%, 2023		355,000	317,725
Berry Plastics Group, Inc., 9.5%, 2018		1,065,000	1,142,213
Berry Plastics Group, Inc., 9.75%, 2021		1,050,000	1,215,375
Beverage Packaging Holdings Group, 6%, 2017 (z)		300,000	303,750

Issuer	Shares/Par		Value ($)

BONDS – continued
Containers – continued
Crown American LLC, 4.5%, 2023		$3,215,000	$3,006,025
Crown Euro Holdings S.A., 7.125%, 2018	EUR	50,000	73,256
Exopack Holdings S.A., 7.875%, 2019 (n)		$1,375,000	1,402,500
Greif, Inc., 6.75%, 2017		650,000	719,875
Greif, Inc., 7.75%, 2019		1,245,000	1,413,075
Reynolds Group, 8.5%, 2018		250,000	263,750
Reynolds Group, 7.125%, 2019		1,615,000	1,719,975
Reynolds Group, 9%, 2019		500,000	536,250
Reynolds Group, 9.875%, 2019		1,320,000	1,468,500
Reynolds Group, 5.75%, 2020		1,265,000	1,290,300
Reynolds Group, 8.25%, 2021		2,625,000	2,802,188

			$24,612,106

Defense Electronics – 0.2%
Ducommun, Inc., 9.75%, 2018		$1,359,000	$1,511,888

Electrical Equipment – 0.3%
Avaya, Inc., 9.75%, 2015		$785,000	$779,113
Avaya, Inc., 7%, 2019 (n)		1,425,000	1,396,500

			$2,175,613

Electronics – 0.8%
Nokia Corp., 5.375%, 2019		$570,000	$591,375
Nokia Corp., 6.625%, 2039		900,000	884,250
NXP B.V., 5.75%, 2021 (n)		585,000	611,325
NXP B.V., 5.75%, 2023 (n)		1,495,000	1,521,163
Sensata Technologies B.V., 6.5%, 2019 (n)		2,175,000	2,332,688

			$5,940,801

Energy – Independent – 8.5%
Antero Resources Finance Corp., 6%, 2020		$1,025,000	$1,076,250
Antero Resources Finance Corp., 5.375%, 2021 (n)		1,440,000	1,454,400
Bill Barrett Corp., 7%, 2022		915,000	949,313
BreitBurn Energy Partners LP, 8.625%, 2020		1,270,000	1,365,250
BreitBurn Energy Partners LP, 7.875%, 2022		2,455,000	2,553,200
Carrizo Oil & Gas, Inc., 8.625%, 2018		415,000	449,238
Carrizo Oil & Gas, Inc., 7.5%, 2020		1,010,000	1,105,950
Chaparral Energy, Inc., 7.625%, 2022		2,290,000	2,450,300
Concho Resources, Inc., 6.5%, 2022		2,980,000	3,225,850
Concho Resources, Inc., 5.5%, 2023		1,685,000	1,735,550
Continental Resources, Inc., 7.375%, 2020		855,000	961,875
Denbury Resources, Inc., 8.25%, 2020		2,864,000	3,153,980
Denbury Resources, Inc., 4.625%, 2023		765,000	690,413
Energy XXI Gulf Coast, Inc., 9.25%, 2017		2,475,000	2,753,438
Energy XXI Gulf Coast, Inc., 7.5%, 2021 (n)		1,520,000	1,584,600
EP Energy LLC, 6.875%, 2019		875,000	941,719
EP Energy LLC, 9.375%, 2020		2,875,000	3,317,031
EP Energy LLC, 7.75%, 2022		2,565,000	2,872,800
EPL Oil & Gas, Inc., 8.25%, 2018		2,465,000	2,649,875

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Energy – Independent – continued
Halcon Resources Corp., 8.875%, 2021	$2,220,000	$2,242,200
Harvest Operations Corp., 6.875%, 2017	1,880,000	2,058,600
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	605,000	654,913
Laredo Petroleum, Inc., 9.5%, 2019	810,000	905,175
Laredo Petroleum, Inc., 7.375%, 2022	250,000	271,250
LINN Energy LLC, 8.625%, 2020	1,030,000	1,112,400
LINN Energy LLC, 7.75%, 2021	1,429,000	1,511,168
MEG Energy Corp., 6.5%, 2021 (n)	1,095,000	1,152,488
Oasis Petroleum, Inc., 6.875%, 2022 (n)	1,055,000	1,118,300
QEP Resources, Inc., 6.875%, 2021	3,205,000	3,437,363
Range Resources Corp., 6.75%, 2020	150,000	162,375
Range Resources Corp., 5.75%, 2021	250,000	265,000
Range Resources Corp., 5%, 2022	510,000	501,075
Samson Investment Co., 10.5%, 2020 (n)	1,060,000	1,155,400
SandRidge Energy, Inc., 7.5%, 2021	1,250,000	1,309,375
SandRidge Energy, Inc., 8.125%, 2022	2,140,000	2,268,400
SM Energy Co., 6.5%, 2021	1,940,000	2,056,400
Whiting Petroleum Corp., 6.5%, 2018	1,505,000	1,599,063
Whiting Petroleum Corp., 5%, 2019	940,000	961,150

		$60,033,127

Engineering – Construction – 0.3%
BakerCorp International, Inc., 8.25%, 2019	$2,030,000	$2,024,925

Entertainment – 1.5%
Activision Blizzard, Inc., 6.125%, 2023 (n)	$1,325,000	$1,381,313
AMC Entertainment, Inc., 8.75%, 2019	1,200,000	1,282,500
Cedar Fair LP, 9.125%, 2018	1,265,000	1,372,525
Cedar Fair LP, 5.25%, 2021	1,935,000	1,910,813
Cinemark USA, Inc., 5.125%, 2022	1,415,000	1,369,013
Cinemark USA, Inc., 4.875%, 2023	1,245,000	1,170,300
Six Flags Entertainment Corp., 5.25%, 2021 (n)	2,200,000	2,150,500

		$10,636,964

Financial Institutions – 5.6%
Aircastle Ltd., 4.625%, 2018	$1,810,000	$1,823,575
Aviation Capital Group, 4.625%, 2018 (n)	1,460,000	1,510,779
Aviation Capital Group, 6.75%, 2021 (n)	1,285,000	1,395,696
CIT Group, Inc., 5%, 2017	250,000	266,875
CIT Group, Inc., 4.25%, 2017	500,000	520,625
CIT Group, Inc., 5.25%, 2018	1,655,000	1,774,988
CIT Group, Inc., 6.625%, 2018 (n)	1,925,000	2,163,219
CIT Group, Inc., 5.5%, 2019 (n)	1,313,000	1,408,193
CIT Group, Inc., 5%, 2022	3,345,000	3,261,375
Credit Acceptance Corp., 9.125%, 2017	1,650,000	1,732,500
Icahn Enterprises LP, 8%, 2018	4,075,000	4,238,000
International Lease Finance Corp., 7.125%, 2018 (n)	1,619,000	1,873,993
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015	1,270,000	1,298,575
Nationstar Mortgage LLC/Capital Corp., 6.5%, 2018	1,145,000	1,165,038

Issuer	Shares/Par		Value ($)

BONDS – continued
Financial Institutions – continued
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019		$595,000	$669,375
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020		2,660,000	2,759,750
PHH Corp., 7.375%, 2019		1,960,000	2,092,300
PHH Corp., 6.375%, 2021		815,000	815,000
SLM Corp., 8.45%, 2018		1,790,000	2,085,350
SLM Corp., 4.875%, 2019		490,000	487,994
SLM Corp., 8%, 2020		3,650,000	4,133,577
SLM Corp., 7.25%, 2022		1,745,000	1,845,338

			$39,322,115

Food & Beverages – 1.2%
B&G Foods, Inc., 4.625%, 2021		$1,005,000	$964,800
Constellation Brands, Inc., 3.75%, 2021		335,000	314,900
Constellation Brands, Inc., 4.25%, 2023		2,255,000	2,102,788
Darling Escrow Corp., 5.375%, 2022 (z)		1,695,000	1,707,713
Hawk Acquisition Sub, Inc., 4.25%, 2020 (n)		1,710,000	1,654,425
Sun Merger Sub, Inc., 5.875%, 2021 (n)		1,895,000	1,942,375

			$8,687,001

Forest & Paper Products – 0.8%
Appvion, Inc., 9%, 2020 (n)		$1,680,000	$1,696,800
Smurfit Kappa Group PLC, 4.875%, 2018 (n)		290,000	300,875
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	1,280,000	1,919,376
Tembec Industries, Inc., 11.25%, 2018		$1,325,000	1,450,875

			$5,367,926

Gaming & Lodging – 2.7%
Caesars Entertainment Operating Co., Inc., 8.5%, 2020		$1,075,000	$1,034,688
CCM Merger, Inc., 9.125%, 2019 (z)		1,480,000	1,546,600
Chester Downs & Marina LLC, 9.25%, 2020 (n)		835,000	837,088
Hilton Worldwide Finance Co., 5.625%, 2021 (n)		1,410,000	1,462,875
Isle of Capri Casinos, Inc., 8.875%, 2020		795,000	848,663
Isle of Capri Casinos, Inc., 5.875%, 2021		395,000	388,088
MGM Resorts International, 11.375%, 2018		1,180,000	1,498,600
MGM Resorts International, 6.625%, 2021		1,990,000	2,104,425
Pinnacle Entertainment, Inc., 8.75%, 2020		1,355,000	1,493,888
Playa Resorts Holdings B.V., 8%, 2020 (n)		172,000	182,535
PNK Finance Corp., 6.375%, 2021 (n)		1,015,000	1,037,838
Ryman Hospitality Properties, Inc., REIT, 5%, 2021		1,175,000	1,160,313
Seven Seas Cruises S. DE R.L., 9.125%, 2019		2,780,000	3,061,475
Wynn Las Vegas LLC, 7.75%, 2020		2,025,000	2,273,063

			$18,930,139

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Health Maintenance Organizations – 0.1%
Wellcare Health Plans, Inc., 5.75%, 2020		$820,000	$838,450

Industrial – 1.3%
Dematic S.A., 7.75%, 2020 (n)		$2,785,000	$2,959,063
Howard Hughes Corp., 6.875%, 2021 (n)		1,755,000	1,825,200
Hyva Global B.V., 8.625%, 2016 (n)		1,412,000	1,422,590
Mueller Water Products, Inc., 8.75%, 2020		931,000	1,042,720
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		2,065,000	2,194,063

			$9,443,636

Insurance – Property & Casualty – 0.3%
XL Group PLC, 6.5% to 2017, FRN to 2049		$2,495,000	$2,454,456

International Market Quasi-Sovereign – 0.3%
Eksportfinans A.S.A., 5.5%, 2016		$735,000	$775,425
Eksportfinans A.S.A., 5.5%, 2017		1,055,000	1,112,498

			$1,887,923

Machinery & Tools – 2.2%
Case New Holland, Inc., 7.875%, 2017		$3,500,000	$4,130,000
CNH Capital LLC, 3.625%, 2018		1,660,000	1,682,825
H&E Equipment Services Co., 7%, 2022		2,355,000	2,566,950
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)		2,615,000	2,941,875
RSC Equipment Rental, Inc., 8.25%, 2021		1,845,000	2,080,238
United Rentals North America, Inc., 5.75%, 2018		525,000	561,094
United Rentals North America, Inc., 7.375%, 2020		250,000	277,188
United Rentals North America, Inc., 7.625%, 2022		1,028,000	1,142,365

			$15,382,535

Major Banks – 1.6%
Bank of America Corp., FRN, 5.2%, 2049		$2,690,000	$2,367,200
Barclays Bank PLC, 7.625%, 2022		1,905,000	2,028,825
Credit Suisse Group AG, 6.5%, 2023 (n)		813,000	864,829
JPMorgan Chase & Co., 6% to 2023, FRN to 2043		3,110,000	2,973,938
RBS Capital Trust A, FRN, 2.393%, 2043	EUR	50,000	62,319
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2043 (n)		$850,000	905,250
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2043		1,850,000	1,933,250

			$11,135,611

Medical & Health Technology & Services – 5.2%
AmSurg Corp., 5.625%, 2020		$1,190,000	$1,237,600
Davita, Inc., 6.375%, 2018		3,205,000	3,365,250
Davita, Inc., 6.625%, 2020		1,930,000	2,069,925
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)		1,085,000	1,198,925
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)		1,215,000	1,312,200

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Fresenius Medical Care Capital Trust III, 5.875%, 2022 (n)	$1,265,000	$1,334,575
HCA, Inc., 7.25%, 2020	1,020,000	1,111,800
HCA, Inc., 7.5%, 2022	3,125,000	3,429,688
HCA, Inc., 5.875%, 2022	1,935,000	1,997,888
HCA, Inc., 4.75%, 2023	200,000	188,000
HealthSouth Corp., 8.125%, 2020	3,075,000	3,370,969
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	1,975,000	2,093,500
Kinetic Concepts, Inc., 12.5%, 2019	1,365,000	1,535,625
Lifepoint Hospitals, Inc., 5.5%, 2021 (n)	2,265,000	2,273,494
Tenet Healthcare Corp., 8%, 2020	2,500,000	2,715,625
Tenet Healthcare Corp., 4.5%, 2021	2,210,000	2,093,975
Tenet Healthcare Corp., 8.125%, 2022	1,215,000	1,309,163
Universal Health Services, Inc., 7%, 2018	1,480,000	1,579,900
Universal Health Services, Inc., 7.625%, 2020	2,005,000	2,115,275

		$36,333,377

Medical Equipment – 0.7%
Biomet, Inc., 6.5%, 2020	$2,015,000	$2,115,750
Physio-Control International, Inc., 9.875%, 2019 (n)	969,000	1,085,280
Teleflex, Inc., 6.875%, 2019	1,705,000	1,790,250

		$4,991,280

Metals & Mining – 3.1%
ArcelorMittal S.A., 6.75%, 2022	$630,000	$685,125
ArcelorMittal S.A., 7.25%, 2041	1,080,000	1,031,400
Arch Coal, Inc., 8%, 2019 (z)	460,000	458,850
Arch Coal, Inc., 7.25%, 2020	1,185,000	921,338
Arch Coal, Inc., 7.25%, 2021	250,000	191,250
Century Aluminum Co., 7.5%, 2021 (n)	1,335,000	1,301,625
Commercial Metals Co., 4.875%, 2023	1,328,000	1,235,040
Consol Energy, Inc., 8%, 2017	1,900,000	2,002,125
Consol Energy, Inc., 8.25%, 2020	2,415,000	2,614,238
First Quantum Minerals Ltd., 7.25%, 2019 (n)	3,186,000	3,098,385
FMG Resources, 6.875%, 2022 (n)	500,000	545,000
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	1,650,000	1,852,125
Peabody Energy Corp., 6%, 2018	1,225,000	1,304,625
Peabody Energy Corp., 6.25%, 2021	725,000	732,250
TMS International Corp., 7.625%, 2021 (n)	1,570,000	1,668,125
Walter Energy, Inc., 9.5%, 2019 (n)	660,000	696,300
Walter Energy, Inc., 8.5%, 2021	2,095,000	1,744,088

		$22,081,889

Municipals – 0.1%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	$1,095,000	$1,008,517

Natural Gas – Distribution – 0.7%
AmeriGas Finance LLC, 6.75%, 2020	$3,070,000	$3,353,975
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	1,040,000	1,060,800

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Distribution – continued
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 2022 (n)	$455,000	$461,825

		$4,876,600

Natural Gas – Pipeline – 3.3%
Access Midstream Partners Co., 5.875%, 2021	$645,000	$686,925
Access Midstream Partners Co., 4.875%, 2023	2,885,000	2,784,025
Atlas Pipeline Partners LP, 4.75%, 2021 (n)	660,000	603,900
Atlas Pipeline Partners LP, 5.875%, 2023 (n)	1,275,000	1,214,438
Crestwood Midstream Partners LP, 6%, 2020	1,945,000	2,003,350
Crestwood Midstream Partners LP, 6.125%, 2022 (n)	455,000	466,375
Crosstex Energy, Inc., 7.125%, 2022	240,000	273,000
El Paso Corp., 7%, 2017	1,395,000	1,576,674
El Paso Corp., 8.05%, 2030	1,010,000	1,022,040
El Paso Corp., 7.75%, 2032	3,270,000	3,311,696
Energy Transfer Equity LP, 7.5%, 2020	2,105,000	2,362,863
MarkWest Energy Partners LP, 5.5%, 2023	1,205,000	1,214,038
MarkWest Energy Partners LP, 4.5%, 2023	1,108,000	1,038,750
Sabine Pass Liquefaction, 5.625%, 2021 (n)	2,020,000	1,974,550
Sabine Pass Liquefaction, 5.625%, 2023 (n)	2,180,000	2,038,300
Summit Midstream Holdings LLC, 7.5%, 2021 (n)	570,000	595,650

		$23,166,574

Network & Telecom – 1.3%
Centurylink, Inc., 7.65%, 2042	$2,470,000	$2,204,475
Citizens Communications Co., 9%, 2031	1,710,000	1,692,900
Frontier Communications Corp., 8.125%, 2018	495,000	565,538
TW Telecom Holdings, Inc., 5.375%, 2022 (n)	600,000	589,500
TW Telecom Holdings, Inc., 5.375%, 2022	1,295,000	1,272,338
Windstream Corp., 8.125%, 2018	365,000	392,375
Windstream Corp., 7.75%, 2020	935,000	992,269
Windstream Corp., 7.75%, 2021	1,040,000	1,102,400

		$8,811,795

Oil Services – 1.7%
Bristow Group, Inc., 6.25%, 2022	$2,035,000	$2,148,350
Dresser-Rand Group, Inc., 6.5%, 2021	915,000	974,475
Edgen Murray Corp., 8.75%, 2020 (n)	1,500,000	1,717,500
Pacific Drilling S.A., 5.375%, 2020 (n)	2,085,000	2,095,425
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)	2,640,000	2,732,400
Unit Corp., 6.625%, 2021	2,405,000	2,537,275

		$12,205,425

Issuer	Shares/Par		Value ($)

BONDS – continued
Other Banks & Diversified Financials – 1.3%
Ally Financial, Inc., 0%, 2015		$500,000	$480,000
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		2,447,000	3,193,335
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		3,510,000	3,777,504
UBS AG, 7.625%, 2022		1,290,000	1,475,499

			$8,926,338

Pharmaceuticals – 1.5%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	760,000	$1,168,381
Capsugel S.A., 7%, 2019 (n)(p)		$610,000	621,438
Endo Finance Co., 5.75%, 2022 (z)		880,000	884,400
Endo Health Solutions, Inc., 7.25%, 2022		1,480,000	1,583,600
Salix Pharmaceuticals Ltd., 6%, 2021 (z)		1,050,000	1,076,250
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)		100,000	106,500
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		3,035,000	3,270,213
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		1,135,000	1,221,544
Vantage Point Imaging, 7.5%, 2021 (n)		320,000	351,200

			$10,283,526

Precious Metals & Minerals – 0.5%
Eldorado Gold Corp., 6.125%, 2020 (n)		$1,350,000	$1,299,375
IAMGOLD Corp., 6.75%, 2020 (n)		2,724,000	2,342,640

			$3,642,015

Printing & Publishing – 0.6%
American Media, Inc., 13.5%, 2018 (z)		$194,964	$210,561
Gannett Co., Inc., 6.375%, 2023 (n)		1,390,000	1,438,650
Gannett Co., Inc., 5.125%, 2020 (n)		935,000	946,688
Lamar Media Corp., 5%, 2023		1,620,000	1,539,000

			$4,134,899

Railroad & Shipping – 0.2%
Watco Cos. LLC, 6.375%, 2023 (n)		$1,515,000	$1,499,850

Real Estate – 1.9%
Aviv Healthcare Properties LP, 6%, 2021 (n)		$1,625,000	$1,653,438
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019		1,655,000	1,704,650
DuPont Fabros Technology LP, REIT, 5.875%, 2021		1,900,000	1,961,750
ERP Properties, REIT, 7.75%, 2020		1,520,000	1,734,484
ERP Properties, REIT, 5.75%, 2022		1,300,000	1,323,618
Felcor Lodging LP, REIT, 5.625%, 2023		1,115,000	1,087,125
MPT Operating Partnership LP, REIT, 6.875%, 2021		2,340,000	2,503,800
MPT Operating Partnership LP, REIT, 6.375%, 2022		1,380,000	1,428,300

			$13,397,165

Retailers – 1.5%
Academy Ltd., 9.25%, 2019 (n)		$800,000	$884,000
Burlington Coat Factory Warehouse Corp., 10%, 2019		2,070,000	2,331,338

12

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Retailers – continued
CST Brands, Inc., 5%, 2023	$210,000	$202,650
Jo-Ann Stores Holdings, Inc., 9.75%, 2019 (n)(p)	1,695,000	1,773,394
Limited Brands, Inc., 7%, 2020	580,000	651,050
Limited Brands, Inc., 6.95%, 2033	735,000	723,975
Rite Aid Corp., 9.25%, 2020	2,395,000	2,748,263
Sally Beauty Holdings, Inc., 6.875%, 2019	585,000	646,425
William Carter Co., 5.25%, 2021 (n)	385,000	390,775

		$10,351,870

Specialty Chemicals – 0.5%
Chemtura Corp., 5.75%, 2021	$1,950,000	$1,976,813
Koppers, Inc., 7.875%, 2019	1,265,000	1,366,200

		$3,343,013

Specialty Stores – 0.3%
Michaels Stores, Inc., 11.375%, 2016	$499,000	$510,861
Michaels Stores, Inc., 7.75%, 2018	1,365,000	1,481,025
Michaels Stores, Inc., 5.875%, 2020 (z)	445,000	447,225

		$2,439,111

Telecommunications – Wireless – 4.0%
Crown Castle International Corp., 5.25%, 2023	$1,125,000	$1,102,500
Digicel Group Ltd., 8.25%, 2017 (n)	2,550,000	2,652,000
Digicel Group Ltd., 10.5%, 2018 (n)	710,000	759,700
Digicel Group Ltd., 8.25%, 2020 (n)	765,000	792,731
Eileme 2 AB, 11.625%, 2020 (n)	1,690,000	2,025,852
MetroPCS Wireless, Inc., 7.875%, 2018	1,325,000	1,422,719
MetroPCS Wireless, Inc., 6.25%, 2021 (n)	1,360,000	1,411,000
Sprint Capital Corp., 6.875%, 2028	1,615,000	1,522,138
Sprint Corp., 7.875%, 2023 (n)	1,745,000	1,875,875
Sprint Corp., 7.125%, 2024 (z)	445,000	451,675
Sprint Nextel Corp., 8.375%, 2017	1,750,000	2,025,625
Sprint Nextel Corp., 9%, 2018 (n)	250,000	301,250
Sprint Nextel Corp., 6%, 2022	1,985,000	1,935,375
Sprint Nextel Corp., 8.75%, 2032	500,000	536,250
T-Mobile USA, Inc, 6.5%, 2024	920,000	931,500
T-Mobile USA, Inc., 6.125%, 2022	300,000	305,250
T-Mobile USA, Inc., 5.25%, 2018 (n)	800,000	842,000
T-Mobile USA, Inc., 6.633%, 2021	455,000	480,025
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	1,055,000	1,122,256
Wind Acquisition Finance S.A., 12.25%, 2017 (n)(p)	2,415,000	2,401,265
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	3,210,000	3,378,525

		$28,275,511

Telephone Services – 0.4%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$790,000	$857,150
Level 3 Financing, Inc., 9.375%, 2019	1,435,000	1,605,406
Level 3 Financing, Inc., 8.625%, 2020	460,000	515,200

		$2,977,756

Issuer	Shares/Par	Value ($)

BONDS – continued
Transportation – Services – 3.1%
Aguila American Resources Ltd., 7.875%, 2018 (n)	$2,560,000	$2,713,600
Avis Budget Car Rental LLC, 8.25%, 2019	1,305,000	1,422,450
Avis Budget Car Rental LLC, 9.75%, 2020	625,000	732,813
CEVA Group PLC, 8.375%, 2017 (n)	2,675,000	2,795,375
Jack Cooper Finance Co., 9.25%, 2020 (n)	1,855,000	1,998,763
Navios Maritime Acquisition Corp., 8.125%, 2021 (n)	1,620,000	1,652,400
Navios Maritime Holding, Inc., 7.375%, 2022 (n)	1,875,000	1,884,375
Navios South American Logistics, Inc., 9.25%, 2019	1,514,000	1,633,228
Swift Services Holdings, Inc., 10%, 2018	3,595,000	3,999,438
Syncreon Group BV/Syncre, 8.625%, 2021 (n)	1,405,000	1,454,175
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021	964,000	1,043,530
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021 (n)	206,000	222,995

		$21,553,142

Utilities – Electric Power – 2.3%
AES Corp., 7.75%, 2015	$99,000	$109,395
AES Corp., 8%, 2017	148,000	173,900
AES Corp., 7.375%, 2021	1,190,000	1,341,725
Calpine Corp., 7.875%, 2020 (n)	1,818,000	1,990,710
Calpine Corp., 6%, 2022 (n)	305,000	312,625
Covanta Holding Corp., 7.25%, 2020	1,570,000	1,713,330
Energy Future Holdings Corp., 10%, 2020	1,968,000	2,091,000
Energy Future Holdings Corp., 10%, 2020 (n)	2,307,000	2,445,420
InterGen N.V., 7%, 2023 (n)	1,255,000	1,298,925
NRG Energy, Inc., 8.25%, 2020	1,645,000	1,821,838
NRG Energy, Inc., 6.625%, 2023	1,195,000	1,203,963
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	1,810,000	1,330,350

		$15,833,181

Total Bonds (Identified Cost, $657,175,501)		$667,050,795

FLOATING RATE LOANS (g)(r) – 2.3%
Aerospace – 0.2%
TransDigm, Inc., Term Loan C, 3.75%, 2020	$1,162,177	$1,164,115

Conglomerates – 0.2%
Silver II U.S. Holdings LLC, Term Loan, 4%, 2019	$1,134,009	$1,133,655

Consumer Services – 0.1%
Realogy Corp., Extended Term Loan, 4.5%, 2020	$759,260	$766,142

13

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Energy – Independent – 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 2020	$1,111,062	$1,118,006

Entertainment – 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 2020	$975,215	$978,059

Food & Beverages – 0.3%
Aramark Corp., Term Loan D, 4%, 2019	$1,174,389	$1,179,283
H.J. Heinz Co., Term Loan B2, 3.5%, 2020	667,283	671,829

		$1,851,112

Gaming & Lodging – 0.1%
Hilton Worldwide Finance LLC, Term Loan B2, 3.75%, 2020	$764,979	$770,185

Metals & Mining – 0.2%
FMG Resources Ltd., Term Loan B, 4.25%, 2019	$1,109,714	$1,124,510

Retailers – 0.2%
Rite Aid Corp., 2nd Lien Term Loan, 4.87%, 2021	$428,335	$434,046
Toys “R” Us Property Co. I LLC, Term Loan B, 6%, 2019	1,273,760	1,216,441

		$1,650,487

Transportation – Services – 0.5%
Commercial Barge Line Co., 1st Lien Term Loan, 7.5%, 2019	$3,674,564	$3,633,225

Utilities – Electric Power – 0.3%
Calpine Construction Finance Co., Term Loan B1, 3%, 2020	$2,337,807	$2,316,182

Total Floating Rate Loans (Identified Cost, $16,526,047)		$16,505,678

Issuer	Shares/Par	Value ($)

PREFERRED STOCKS – 0.3%
Other Banks & Diversified Financials – 0.3%
Ally Financial, Inc., 7% (z)	874	$834,752
GMAC Capital Trust I, 8.125%	48,300	1,291,542

Total Preferred Stocks (Identified Cost, $2,038,572)		$2,126,294

CONVERTIBLE BONDS – 0.2%
Network & Telecom – 0.2%
Nortel Networks Corp., 2.125%, 2014 (a)(d) (Identified Cost, $1,211,362)	$1,225,000	$1,216,578

COMMON STOCKS – 0.1%
Automotive – 0.0%
Accuride Corp. (a)	42,065	$156,902

Printing & Publishing – 0.1%
American Media Operations, Inc. (a)	49,961	$244,309

Total Common Stocks (Identified Cost, $1,382,062)		$401,211

MONEY MARKET FUNDS – 0.9%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	6,453,869	$6,453,869

Total Investments (Identified Cost, $684,787,413)		$693,754,425

OTHER ASSETS, LESS LIABILITIES – 1.4%		9,855,239

Net Assets – 100.0%		$703,609,664

(a)	Non-income producing security.

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $231,507,214, representing 32.9% of net assets.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	$819,375	$834,752
American Media, Inc., 13.5%, 2018	12/22/10	197,162	210,561
Arbor Realty Mortgage Securities, CDO, FRN, 2.542%, 2038	12/20/05	1,136,457	727,332
Arch Coal, Inc., 8%, 2019	12/12/13-12/13/13	458,460	458,850

14

MFS High Yield Portfolio

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
Beverage Packaging Holdings Group, 6%, 2017	12/04/13	$300,000	$303,750
CCM Merger, Inc., 9.125%, 2019	12/09/13	1,577,218	1,546,600
CWCapital Cobalt Ltd., CDO, 6.23%, 2045	3/20/06-8/16/13	2,205,951	26
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.538%, 2050	4/12/06	1,069,406	11
Darling Escrow Corp., 5.375%, 2022	12/18/13	1,700,519	1,707,713
Endo Finance Co., 5.75%, 2022	12/11/13	880,000	884,400
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11-2/14/11	76,680	80,553
Headwaters Inc., 7.25%, 2019	12/05/13	150,000	154,125
Michaels Stores, Inc., 5.875%, 2020	12/16/13	445,000	447,225
Prestige Brands, Inc., 5.375%, 2021	12/03/13-12/04/13	780,747	787,800
Salix Pharmaceuticals Ltd., 6%, 2021	12/12/13-12/13/13	1,065,226	1,076,250
Sprint Corp., 7.125%, 2024	12/09/13	445,000	451,675
Taminco Global Chemical Corp., 9.75%, 2020	12/12/13	2,275,289	2,264,325
Total Restricted Securities			$11,935,948
% of Net assets			1.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/13

Forward Foreign Currency Exchange Contracts at 12/31/13

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Deutsche Bank AG	258,908	1/17/14	$351,933	$356,177	$4,244
BUY	EUR	Goldman Sachs International	292,428	1/17/14	395,284	402,290	7,006

							$11,250

Liability Derivatives
BUY	EUR	Citibank N.A.	348,578	1/17/14	$480,483	$479,535	$(948)
BUY	EUR	Goldman Sachs International	108,015	1/17/14	148,918	148,596	(322)
SELL	EUR	Deutsche Bank AG	3,912,743	1/17/14	5,281,941	5,382,723	(100,782)
SELL	EUR	JPMorgan Chase Bank N.A.	3,912,743	1/17/14	5,281,941	5,382,723	(100,782)

							$(202,834)

15

MFS High Yield Portfolio

Portfolio of Investments – continued

Swap Agreements at 12/31/13

Expiration	Currency	Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swap Agreements
12/20/17	USD	4,800,000	Goldman Sachs International (a)	5.00% (fixed rate)	(1)	$487,355

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.19 Index, a B+ rated credit default index. The fund entered into the agreement to manage market/sector exposure.

(a)	Net unamortized premiums paid by the fund amounted to $171,022.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At December 31, 2013, the fund had cash collateral of $80,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $678,333,544)	$687,300,556
Underlying affiliated funds, at cost and value	6,453,869
Total investments, at value (identified cost, $684,787,413)	$693,754,425
Cash	192,415
Restricted cash	80,000
Foreign currency, at value (identified cost, $409)	408
Receivables for
Forward foreign currency exchange contracts	11,250
Investments sold	190,886
Fund shares sold	36,623
Interest	11,723,459
Swaps, at value (net unamortized premiums paid, $171,022)	487,355
Other assets	6,158
Total assets		$706,482,979
Liabilities
Payables for
Forward foreign currency exchange contracts	$202,834
Investments purchased	1,700,519
Fund shares reacquired	820,768
Payable to affiliates
Investment adviser	22,922
Shareholder servicing costs	96
Distribution and/or service fees	1,407
Payable for independent Trustees’ compensation	17
Accrued expenses and other liabilities	124,752
Total liabilities		$2,873,315
Net assets		$703,609,664
Net assets consist of
Paid-in capital	$716,326,487
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	9,093,976
Accumulated net realized gain (loss) on investments and foreign currency	(56,284,467)
Undistributed net investment income	34,473,668
Net assets		$703,609,664
Shares of beneficial interest outstanding		112,224,344

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$600,993,604	95,704,184	$6.28
Service Class	102,616,060	16,520,160	6.21

See Notes to Financial Statements

17

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Interest	$36,528,705
Dividends	124,329
Dividends from underlying affiliated funds	12,079
Foreign taxes withheld	(3)
Total investment income		$36,665,110
Expenses
Management fee	$3,922,234
Distribution and/or service fees	262,273
Shareholder servicing costs	9,405
Administrative services fee	79,071
Independent Trustees’ compensation	10,017
Custodian fee	61,433
Shareholder communications	75,696
Audit and tax fees	75,666
Legal fees	15,211
Miscellaneous	31,499
Total expenses		$4,542,505
Fees paid indirectly	(822)
Reduction of expenses by investment adviser	(72,998)
Net expenses		$4,468,685
Net investment income		$32,196,425
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$14,977,986
Swap agreements	152,855
Foreign currency	(339,487)
Net realized gain (loss) on investments and foreign currency		$14,791,354
Change in unrealized appreciation (depreciation)
Investments	$(8,231,053)
Swap agreements	316,333
Translation of assets and liabilities in foreign currencies	(123,034)
Net unrealized gain (loss) on investments and foreign currency translation		$(8,037,754)
Net realized and unrealized gain (loss) on investments and foreign currency		$6,753,600
Change in net assets from operations		$38,950,025

See Notes to Financial Statements

18

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$32,196,425	$16,255,469
Net realized gain (loss) on investments and foreign currency	14,791,354	1,099,753
Net unrealized gain (loss) on investments and foreign currency translation	(8,037,754)	15,517,435
Change in net assets from operations	$38,950,025	$32,872,657
Distributions declared to shareholders
From net investment income	$(17,013,351)	$(15,115,079)
Change in net assets from fund share transactions	$202,347,725	$232,394,674
Total change in net assets	$224,284,399	$250,152,252
Net assets
At beginning of period	479,325,265	229,173,013
At end of period (including undistributed net investment income of $34,473,668 and $16,969,268, respectively)	$703,609,664	$479,325,265

See Notes to Financial Statements

19

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$6.05	$5.64	$5.96	$5.67	$4.25
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.40	$0.41	$0.42	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	0.42	(0.18)	0.42	1.49
Total from investment operations	$0.38	$0.82	$0.23	$0.84	$1.93
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.41)	$(0.55)	$(0.55)	$(0.51)
Net asset value, end of period (x)	$6.28	$6.05	$5.64	$5.96	$5.67
Total return (%) (k)(r)(s)(x)	6.42	14.91	4.13	15.53	50.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.81	0.86	0.88	0.87
Expenses after expense reductions (f)	0.75	0.79	0.81	0.83	0.82
Net investment income	5.79	6.65	6.97	7.42	9.21
Portfolio turnover	52	48	57	62	58
Net assets at end of period (000 omitted)	$600,994	$368,899	$145,773	$122,666	$121,416

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$5.99	$5.59	$5.91	$5.63	$4.21
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.38	$0.40	$0.41	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	0.41	(0.19)	0.40	1.49
Total from investment operations	$0.36	$0.79	$0.21	$0.81	$1.92
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.39)	$(0.53)	$(0.53)	$(0.50)
Net asset value, end of period (x)	$6.21	$5.99	$5.59	$5.91	$5.63
Total return (%) (k)(r)(s)(x)	6.10	14.54	3.86	15.17	49.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.06	1.11	1.13	1.12
Expenses after expense reductions (f)	1.00	1.04	1.06	1.08	1.07
Net investment income	5.56	6.46	6.73	7.18	9.01
Portfolio turnover	52	48	57	62	58
Net assets at end of period (000 omitted)	$102,616	$110,426	$83,400	$101,189	$108,217

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts and swap agreements. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,448,444	$834,752	$244,309	$2,527,505
Non-U.S. Sovereign Debt	—	1,887,923	—	1,887,923
Municipal Bonds	—	1,008,517	—	1,008,517
U.S. Corporate Bonds	—	541,810,375	—	541,810,375
Commercial Mortgage-Backed Securities	—	1,727,732	—	1,727,732
Asset-Backed Securities (including CDOs)	—	871,684	—	871,684
Foreign Bonds	—	120,961,142	—	120,961,142
Floating Rate Loans	—	16,505,678	—	16,505,678
Mutual Funds	6,453,869	—	—	6,453,869
Total Investments	$7,902,313	$685,607,803	$244,309	$693,754,425

Other Financial Instruments
Swap Agreements	$—	$487,355	$—	$487,355
Forward Foreign Currency Exchange Contracts	—	(191,584)	—	(191,584)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/12	$148,986
Realized gain (loss)	(19,619)
Change in unrealized appreciation (depreciation)	(197,336)
Acquired in merger	346,005
Sales	(33,727)
Balance as of 12/31/13	$244,309

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2013 is $(223,841).

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$11,250	$(202,834)
Credit	Credit Default Swaps	487,355	—
Total		$498,605	$(202,834)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Foreign Exchange	$—	$(360,299)	$—
Equity	—	—	681,011
Credit	152,855	—	—
Total	$152,855	$(360,299)	$681,011

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Foreign Exchange	$—	$(126,946)	$—
Equity	—	—	(9,458)
Credit	316,333	—	—
Total	$316,333	$(126,946)	$(9,458)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific

23

MFS High Yield Portfolio

Notes to Financial Statements – continued

for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Effective June 10, 2013, certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At December 31, 2013, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

25

MFS High Yield Portfolio

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$17,013,351	$15,115,079

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$688,117,451
Gross appreciation	20,217,950
Gross depreciation	(14,580,976)
Net unrealized appreciation (depreciation)	$5,636,974
Undistributed ordinary income	34,697,011
Capital loss carryforwards	(52,946,429)
Other temporary differences	(104,379)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/15	$(10,983,737)
12/31/16	(30,768,220)
12/31/17	(11,194,472)
Total	$(52,946,429)

The availability of $18,508,585 of the capital loss carryforwards, which were acquired on August 16, 2013 in connection with the MFS High Income Series merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

26

MFS High Yield Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$14,745,171	$9,977,961
Service Class	2,268,180	5,137,118
Total	$17,013,351	$15,115,079

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $6,056, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.75% of average daily net assets for the Initial Class shares and 1.00% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2015. For the year ended December 31, 2013, this reduction amounted to $65,702 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $9,306, which equated to 0.0017% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $99.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0141% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of

27

MFS High Yield Portfolio

Notes to Financial Statements – continued

an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,433 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,240, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $273,586,990 and $293,681,514, respectively. Purchases exclude the value of securities acquired in connection with the MFS High Income Series merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,128,557	$37,619,278	1,603,075	$9,608,510
Service Class	2,045,810	12,424,302	1,053,975	6,297,096
	8,174,367	$50,043,580	2,657,050	$15,905,606
Shares issued in connection with acquisition of SC PIMCO High Yield Fund
Initial Class			36,405,923	$218,799,595
Service Class			5,600,264	33,321,569
			42,006,187	$252,121,164
Shares issued in connection with acquisition of MFS High Income Series
Initial Class	40,398,005	$250,063,649
Service Class	857,657	5,248,862
	41,255,662	$255,312,511
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,453,439	$14,745,171	1,726,291	$9,977,961
Service Class	381,207	2,268,180	898,098	5,137,118
	2,834,646	$17,013,351	2,624,389	$15,115,079
Shares reacquired
Initial Class	(14,297,350)	$(88,123,651)	(4,555,720)	$(27,054,094)
Service Class	(5,214,014)	(31,898,066)	(4,035,220)	(23,693,081)
	(19,511,364)	$(120,021,717)	(8,590,940)	$(50,747,175)
Net change
Initial Class	34,682,651	$214,304,447	35,179,569	$211,331,972
Service Class	(1,929,340)	(11,956,722)	3,517,117	21,062,702
	32,753,311	$202,347,725	38,696,686	$232,394,674

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 16%, 6%, and 4%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds

28

MFS High Yield Portfolio

Notes to Financial Statements – continued

rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $2,630 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	13,317,185	173,964,606	(180,827,922)	6,453,869

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,079	$6,453,869

(8)	Acquisitions

At close of business on December 7, 2012, the fund with net assets of approximately $230,425,881, acquired all of the assets and liabilities of SC PIMCO High Yield Fund, a series of Sun Capital Advisers Trust. The purpose of the transaction was to provide shareholders of SC PIMCO High Yield Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 42,006,187 shares of the fund (valued at approximately $252,121,164) for all of the assets and liabilities of SC PIMCO High Yield Fund. SC PIMCO High Yield Fund then distributed the shares of the fund that SC PIMCO High Yield Fund received from the fund to its shareholders. SC PIMCO High Yield Fund’s investments on that date were valued at approximately $229,224,942 with a cost basis of approximately $219,889,002. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from SC PIMCO High Yield Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

At close of business on August 16, 2013, the fund with net assets of approximately $449,129,071, acquired all of the assets and liabilities of MFS High Income Series, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of MFS High Income Series the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 41,255,662 shares of the fund (valued at approximately $255,312,511) for all of the assets and liabilities of MFS High Income Series. MFS High Income Series then distributed the shares of the fund that MFS High Income Series received from the fund to its shareholders. MFS High Income Series’ investments on that date were valued at approximately $253,346,986 with a cost basis of approximately $254,786,054. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS High Income Series were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS High Income Series that have been included in the fund’s Statement of Operations since August 16, 2013.

Assuming the acquisition had been completed on January 1, 2013, the fund’s pro forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$44,411,174
Net realized and unrealized gain (loss) on investments and foreign currency	2,464,711
Change in net assets from operations	$46,875,885

29

MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

30

MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

31

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams David Cole

32

MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

33

MFS High Yield Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

34

MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

35

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

36

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

37

ANNUAL REPORT

December 31, 2013

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust II

WTS-ANN

MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S.	14.7%	6.7%	21.4%
	Europe ex-U.K.	20.5%	(7.6)%	12.9%
	Asia/Pacific ex-Japan	2.1%	6.4%	8.5%
	North America ex-U.S.	4.6%	3.1%	7.7%
	Emerging Markets	2.6%	0.0%	2.6%
	United Kingdom	3.6%	(1.5)%	2.1%
	Developed - Middle East/Africa	0.1%	0.0%	0.1%
	Japan	8.4%	(12.7)%	(4.3)%
	Total	56.6%	(5.6)%	51.0%
Equity	U.S. Large Cap	17.1%	0.8%	17.9%
	Europe ex-U.K.	7.1%	6.6%	13.7%
	Japan	4.5%	2.5%	7.0%
	United Kingdom	4.6%	0.0%	4.6%
	Emerging Markets	0.4%	3.7%	4.1%
	U.S. Small/Mid Cap	0.8%	(2.1)%	(1.3)%
	Asia/Pacific ex-Japan	0.5%	(2.6)%	(2.1)%
	North America ex-U.S.	0.4%	(3.4)%	(3.0)%
	Total	35.4%	5.5%	40.9%
Real Estate-related	Non-U.S.	0.6%	0.0%	0.6%
	U.S.	0.3%	0.0%	0.3%
	Total	0.9%	0.0%	0.9%
Cash	Cash & Equivalents (d)	3.0%	2.1%	5.1%
	Derivative Offsets (e)	2.0%	0.1%	2.1%
	Total	5.0%	2.2%	7.2%
	Total Net Exposure summary	97.9%	2.1%	100.0%

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%

Top ten holdings (c)
Australian Treasury Bond 10 yr Future MAR 2014	6.5%
U.S. Treasury Note 10 yr Future MAR 2014	4.7%
Japan Govt Bond, 1.1%, 2020	3.9%
DAX Index Future MAR 2014	3.2%
IBEX Index Future JAN 2014	3.1%
Govt of Canada Bond 10 yr Future MAR 2014	3.1%
Hang Seng China Enterprises Index Future JAN 2014	3.0%
S&P TSX 60 Index Future MAR 2014	(3.4)%
German Euro-Bund 10 yr Future MAR 2014	(7.6)%
Japanese Government Bond 10 yr Future MAR 2014	(12.7)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

MFS Global Tactical Allocation Portfolio

Portfolio Composition – continued

(d)	Cash & Equivalents includes cash, other assets (excluding interest receivables) less liabilities, short term securities, and the unrealized gain or loss in connection with all forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within theses ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Global Tactical Allocation Portfolio (“fund”) provided a total return of 8.84%, while Service Class shares of the fund provided a total return of 8.54%. These compare with a return of –2.60% over the same period for the fund’s benchmark, the Barclays Global Aggregate Bond Index. The fund’s other benchmarks, the MSCI World Index and the MFS Global Tactical Allocation Blended Index (“Blended Index”), generated total returns of 27.37% and 8.57%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Detractors from Performance

Within the equity portion of the fund, an overweight position in the consumer staples sector held back performance relative to the MSCI World Index. Overweight positions in Dutch brewer Heineken, tobacco company Philip Morris and French international food producer Groupe Danone dampened relative performance as all three stocks lagged the benchmark during the reporting period.

Stock selection in the technology sector further weighed on relative results. The fund’s overweight positions in shares of digital cameras and office equipment manufacturer Canon (Japan) and diversified technology products and services company International Business Machines (IBM), and holdings of Taiwan-based semiconductor company Taiwan Semiconductor (b), hindered relative returns. Not holding internet search giant Google also detracted from relative performance as the stock posted strong results for the period.

Other top individual detractors included the fund’s overweight position in German real estate company Deutsche Wohnen and not holding shares of strong-performing biotech firm Gilead Sciences.

The fund’s cash and/or cash equivalents position within the equity portion of the fund also held back relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Within the fixed income portion of the fund, yield curve (y) positioning in the US, particularly the fund’s greater exposure to shifts in the long end of the yield curve, dampened performance relative to the Barclays Global Aggregate Bond Index. A greater exposure to Brazilian and Mexican bonds also hindered relative performance. Weak bond selection was an additional negative factor for relative results.

MFS Global Tactical Allocation Portfolio

Management Review – continued

As part of the tactical overlay, a short exposure to the equity markets of the US and India and a long exposure to Spain, Germany and Italy via equity index futures and a long exposure to the fixed income market of the US via interest rate futures, dampened relative performance. The fund’s short positions in the euro and long position in the Norwegian krone were additional factors that weakened relative performance.

Contributors to Performance

Within the equity portion of the fund, the combination of stock selection and an underweight position in the basic materials sector benefited performance relative to the MSCI World Index. An overweight position in diversified technology company 3M and not holding poor-performing mining giant BHP Billiton (Australia) contributed to relative results.

Strong stock selection in the financial services, utilities & communications and industrial goods & services sectors was also a positive factor for relative performance. Within financial services, the fund’s overweight position in insurance company MetLife aided relative returns as the stock turned in strong performance during the reporting period. Within utilities & communications, overweight positions in strong-performing telecommunications company KDDI (Japan) and British voice and communications services company Vodafone Group boosted relative results. Within industrial goods & services, an overweight position in defense contractor Lockheed Martin further supported relative performance.

Individual securities in other sectors that benefited relative results included overweight positions in shares of mobile phone maker Nokia (Finland), IT solutions provider Amadeus IT Holding (Spain) and healthcare products maker Bayer AG (Germany). Not owning shares of weak-performing computer and personal electronics maker Apple also contributed to relative performance.

Within the fixed income portion of the fund, an overweight exposure to US corporate bonds in the banking and financial sectors contributed to results relative to the Barclays Global Aggregate Bond Index as both sectors outpaced the benchmark during the reporting period. The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was another positive factor for relative results.

The fund’s tactical overlay contributed to relative performance, led by currency allocation, particularly via holdings of currency forward contracts. A short exposure to both the Japanese yen and the Australian dollar aided relative returns. Positive contributions from top-level allocation within stock and bond markets, specifically, by an overweight allocation to equity securities was beneficial to relative results.Short exposures to the equity markets of Hong Kong, Singapore and Canada coupled with a long exposure to the equity market of South Africa, via equity index futures, further supported returns. Short exposures to the fixed income markets of Germany and the United Kingdom, via interest rate futures, were additional positive factors.

Respectfully,

Nevin Chitkara	Pilar Gomez-Bravo	Steven Gorham	Richard Hawkins
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Nastou	Robert Persons	Natalie Shapiro	Benjamin Stone
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective August 1, 2013, Pilar Gomez-Bravo and Robert Persons are also Portfolio Managers of the Fund.

(b)	Security is not a benchmark constituent.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/07/94	8.84%	8.03%	6.80%
Service Class	8/24/01	8.54%	7.74%	6.54%

Comparative benchmarks
Barclays Global Aggregate Bond Index (f)		(2.60)%	3.91%	4.46%
MFS Global Tactical Allocation Blended Index (f)(w)		8.57%	8.37%	5.83%
Barclays Global Aggregate Bond Index Hedged (f)		(0.14)%	4.11%	4.43%
MSCI World Index (f)		27.37%	15.68%	7.56%

(f)	Source: FactSet Research Systems Inc.

(w)	MFS Global Tactical Allocation Blended Index is at a point in time and allocations during the period can change. As of December 31, 2013, the blended index was comprised of 35% MSCI World Index, 54% Barclays Global Aggregate Bond Index Hedged, and 11% Barclays Global Aggregate Bond Index.

Benchmark Definitions

Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Global Aggregate Bond Index Hedged – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

MFS Global Tactical Allocation Portfolio

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.75%	$1,000.00	$1,066.04	$3.91
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
Service Class	Actual	1.00%	$1,000.00	$1,064.26	$5.20
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 35.9%
Aerospace – 2.1%
Cobham PLC	446,358	$2,028,957
Honeywell International, Inc.	53,260	4,866,366
Lockheed Martin Corp. (s)	53,830	8,002,368
Northrop Grumman Corp.	18,650	2,137,477
United Technologies Corp.	44,250	5,035,650

		$22,070,818

Alcoholic Beverages – 0.4%
Heineken N.V.	70,982	$4,792,657

Automotive – 0.4%
Johnson Controls, Inc.	51,490	$2,641,437
USS Co. Ltd.	120,400	1,650,913

		$4,292,350

Broadcasting – 1.2%
Fuji Television Network, Inc.	77,300	$1,578,150
Nippon Television Holdings, Inc.	83,200	1,500,302
Omnicom Group, Inc.	41,380	3,077,431
Viacom, Inc., “B”	23,650	2,065,591
Walt Disney Co.	59,870	4,574,068

		$12,795,542

Brokerage & Asset Managers – 0.5%
BlackRock, Inc.	9,399	$2,974,501
Computershare Ltd.	99,156	1,009,836
Daiwa Securities Group, Inc.	181,000	1,804,672

		$5,789,009

Business Services – 1.9%
Accenture PLC, “A”	67,110	$5,517,784
Amadeus IT Holding S.A.	105,968	4,534,490
Bunzl PLC	121,845	2,925,654
Compass Group PLC	313,190	5,020,309
Nomura Research, Inc.	88,800	2,795,290

		$20,793,527

Cable TV – 0.3%
Comcast Corp., “Special A”	58,810	$2,933,443

Chemicals – 1.2%
3M Co.	42,456	$5,954,454
Givaudan S.A.	1,782	2,545,001
PPG Industries, Inc.	21,851	4,144,261

		$12,643,716

Computer Software – 0.3%
Oracle Corp.	93,410	$3,573,867

Computer Software – Systems – 0.7%
Canon, Inc.	72,700	$2,298,842
International Business Machines Corp.	26,088	4,893,326
Recall Holdings Ltd. (a)	62,052	224,948

		$7,417,116

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.4%
Geberit AG	6,234	$1,890,362
Stanley Black & Decker, Inc.	30,450	2,457,011

		$4,347,373

Consumer Products – 1.9%
Henkel KGaA, IPS	50,798	$5,891,817
Kao Corp.	198,400	6,235,913
KOSE Corp.	28,800	913,418
Procter & Gamble Co.	42,060	3,424,105
Reckitt Benckiser Group PLC	48,361	3,838,397

		$20,303,650

Containers – 0.2%
Brambles Ltd.	310,256	$2,534,803

Electrical Equipment – 1.0%
Danaher Corp.	35,540	$2,743,688
Legrand S.A.	59,296	3,267,833
Pentair Ltd.	11,855	920,778
Spectris PLC	35,563	1,508,187
Tyco International Ltd.	62,810	2,577,722

		$11,018,208

Electronics – 0.6%
Halma PLC	160,567	$1,604,652
Hirose Electric Co. Ltd.	11,500	1,635,837
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	199,578	3,480,640

		$6,721,129

Energy – Independent – 0.5%
Cairn Energy PLC (a)	266,923	$1,192,546
Occidental Petroleum Corp.	39,650	3,770,715

		$4,963,261

Energy – Integrated – 1.6%
Chevron Corp.	22,423	$2,800,857
Exxon Mobil Corp.	63,870	6,463,644
Royal Dutch Shell PLC, “A”	152,705	5,469,618
Suncor Energy, Inc.	60,211	2,110,857

		$16,844,976

Food & Beverages – 1.7%
General Mills, Inc.	67,690	$3,378,408
Groupe Danone	99,607	7,169,372
Nestle S.A.	104,493	7,649,115

		$18,196,895

Food & Drug Stores – 0.8%
CVS Caremark Corp.	80,750	$5,779,277
Lawson, Inc.	29,100	2,174,694

		$7,953,971

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 0.3%
Target Corp.	57,040	$3,608,921

Insurance – 2.5%
ACE Ltd.	19,880	$2,058,176
Aon PLC	33,540	2,813,671
Hiscox Ltd.	148,276	1,706,487
ING Groep N.V. (a)	214,592	2,981,662
MetLife, Inc.	84,890	4,577,269
Prudential Financial, Inc.	30,310	2,795,188
Swiss Re Ltd.	36,478	3,355,215
Travelers Cos., Inc.	46,800	4,237,272
Zurich Insurance Group AG	7,235	2,096,573

		$26,621,513

Leisure & Toys – 0.1%
Hasbro, Inc.	26,550	$1,460,516

Machinery & Tools – 0.2%
Glory Ltd.	30,000	$776,280
Neopost S.A.	22,928	1,766,985

		$2,543,265

Major Banks – 3.0%
Bank of New York Mellon Corp.	103,081	$3,601,650
Goldman Sachs Group, Inc.	18,285	3,241,199
HSBC Holdings PLC	380,603	4,174,839
JPMorgan Chase & Co.	126,330	7,387,778
State Street Corp.	46,600	3,419,974
Sumitomo Mitsui Financial Group, Inc.	28,000	1,441,079
Toronto-Dominion Bank	12,369	1,165,696
Wells Fargo & Co.	156,770	7,117,358

		$31,549,573

Medical & Health Technology & Services – 0.3%
Kobayashi Pharmaceutical Co. Ltd.	28,100	$1,566,300
Quest Diagnostics, Inc.	19,480	1,042,959

		$2,609,259

Medical Equipment – 0.8%
Abbott Laboratories	88,030	$3,374,190
Medtronic, Inc.	59,020	3,387,158
St. Jude Medical, Inc.	32,460	2,010,897

		$8,772,245

Network & Telecom – 0.8%
Ericsson, Inc., “B”	396,115	$4,834,539
Nokia Oyj (a)	476,990	3,819,054

		$8,653,593

Other Banks & Diversified Financials – 0.5%
DnB NOR A.S.A.	145,134	$2,600,981
Hachijuni Bank Ltd.	99,000	576,270
North Pacific Bank Ltd.	86,300	350,740
U.S. Bancorp	30,100	1,216,040

		$4,744,031

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 3.6%
Bayer AG	47,667	$6,685,418
GlaxoSmithKline PLC	277,529	7,406,037
Johnson & Johnson (s)	90,740	8,310,877
Pfizer, Inc. (s)	260,230	7,970,845
Roche Holding AG	26,083	7,286,457
Santen Pharmaceutical Co. Ltd.	29,000	1,350,726

		$39,010,360

Printing & Publishing – 0.3%
Moody’s Corp.	21,040	$1,651,009
Pearson PLC	74,880	1,662,807

		$3,313,816

Railroad & Shipping – 0.1%
Canadian National Railway Co.	18,580	$1,059,432

Real Estate – 0.5%
Deutsche Wohnen AG (a)	107,607	$1,997,731
Deutsche Wohnen AG	149,090	2,878,621

		$4,876,352

Restaurants – 0.3%
McDonald’s Corp.	34,693	$3,366,262

Specialty Stores – 0.1%
Esprit Holdings Ltd. (a)	727,200	$1,401,077

Telecommunications – Wireless – 1.7%
KDDI Corp.	165,200	$10,149,501
NTT DoCoMo, Inc.	105,000	1,719,922
Vodafone Group PLC	1,628,021	6,389,333

		$18,258,756

Telephone Services – 0.8%
AT&T, Inc.	55,250	$1,942,590
China Unicom (Hong Kong) Ltd.	592,000	888,683
TDC A.S.	179,524	1,741,360
Telecom Italia S.p.A. – Savings Shares	1,586,426	1,241,811
Verizon Communications, Inc.	55,040	2,704,666

		$8,519,110

Tobacco – 1.8%
British American Tobacco PLC	82,964	$4,448,501
Japan Tobacco, Inc.	128,600	4,176,356
Lorillard, Inc.	49,260	2,496,497
Philip Morris International, Inc.	87,016	7,581,704

		$18,703,058

Trucking – 0.5%
United Parcel Service, Inc., “B”	15,960	$1,677,077
Yamato Holdings Co. Ltd.	194,400	3,924,550

		$5,601,627

Total Common Stocks (Identified Cost, $253,709,020)		$384,659,077

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – 58.3%
Asset-Backed & Securitized – 2.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049		$1,729,018	$1,893,328
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 2049		532,759	542,561
CWCapital LLC, 5.223%, 2048		2,310,000	2,492,358
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		40,801	41,781
Goldman Sachs Mortgage Securities Corp., FRN, 5.803%, 2045		3,830,000	4,205,129
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.805%, 2049		1,230,759	1,253,979
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.927%, 2051		1,803,532	1,819,707
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.805%, 2049		2,310,000	2,569,147
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.858%, 2050		1,810,618	1,862,773
Merrill Lynch Mortgage Trust, FRN, 5.841%, 2050		3,310,000	3,666,838
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.739%, 2050		2,460,000	2,720,541
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 5.924%, 2051		464,771	470,555

			$23,538,697

Automotive – 0.6%
Daimler Finance North America LLC, 1.875%, 2018 (n)		$917,000	$902,882
FCE Bank PLC, 1.875%, 2016	EUR	500,000	696,819
Ford Motor Credit Co. LLC, 1.7%, 2016		$1,247,000	1,261,190
RCI Banque S.A., 4.25%, 2017	EUR	650,000	964,916
Toyota Motor Credit Corp., 0.875%, 2015		$1,700,000	1,710,445
TRW Automotive, Inc., 4.5%, 2021 (n)		216,000	218,160
TRW Automotive, Inc., 4.45%, 2023 (n)		768,000	744,960

			$6,499,372

Biotechnology – 0.1%
Life Technologies Corp., 6%, 2020		$1,350,000	$1,549,514

Broadcasting – 0.3%
Discovery Communications, Inc., 4.875%, 2043		$1,030,000	$946,849
Myriad International Holdings B.V., 6%, 2020 (n)		950,000	1,016,500
Vivendi S.A., 4%, 2017	EUR	600,000	890,595

			$2,853,944

Issuer	Shares/Par		Value ($)

BONDS – continued
Building – 0.3%
CRH Finance Ltd., 3.125%, 2023	EUR	500,000	$681,728
Holcim GB Finance Ltd., 8.75%, 2017	GBP	300,000	594,020
Mohawk Industries, Inc., 6.125%, 2016		$717,000	785,115
Owens Corning, Inc., 6.5%, 2016		220,000	244,114
Owens Corning, Inc., 4.2%, 2022		558,000	532,050

			$2,837,027

Business Services – 0.1%
Fidelity National Information Services, Inc., 5%, 2022		$717,000	$732,236

Cable TV – 0.6%
Comcast Corp., 4.65%, 2042		$898,000	$832,708
Cox Communications, Inc., 3.25%, 2022 (n)		998,000	901,668
DIRECTV Holdings LLC, 5.15%, 2042		841,000	752,823
NBCUniversal Media LLC, 5.15%, 2020		1,166,000	1,301,834
Shaw Communications, Inc., 5.65%, 2019	CAD	755,000	781,234
Time Warner Cable, Inc., 5.75%, 2031	GBP	350,000	510,242
Time Warner Cable, Inc., 4.5%, 2042		$1,069,000	807,171

			$5,887,680

Chemicals – 0.3%
Dow Chemical Co., 8.55%, 2019		$930,000	$1,200,188
FMC Corp., 4.1%, 2024		642,000	636,448
LyondellBasell Industries N.V., 5%, 2019		903,000	1,002,349

			$2,838,985

Conglomerates – 0.3%
Alstom S.A., 2.25%, 2017	EUR	600,000	$839,699
Roper Industries, Inc., 1.85%, 2017		$511,000	506,318
Siemens Financierings N.V., 5.25 to 2016, FRN to 2066	EUR	450,000	665,556
Siemens Financierings N.V., 6.125 to 2016, FRN to 2066	GBP	300,000	537,760
Votorantim Cimentos S.A., 5.25%, 2017	EUR	500,000	741,488

			$3,290,821

Consumer Products – 0.4%
Henkel AG & Co. KGaA, 5.375% to 2015, FRN to 2104	EUR	500,000	$730,840
Newell Rubbermaid, Inc., 4.7%, 2020		$1,350,000	1,414,299
Prosegur Compania de Seguridad S.A., 2.75%, 2018	EUR	600,000	835,251
Reckitt Benckiser Treasury Services PLC, 3.625%, 2023 (n)		$1,077,000	1,055,217

			$4,035,607

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Consumer Services – 0.0%
Western Union Co., 3.35%, 2019		$299,000	$298,296

Defense Electronics – 0.1%
BAE Systems PLC, 4.125%, 2022	GBP	550,000	$908,552

Electronics – 0.1%
Tyco Electronics Group S.A., 2.375%, 2018		$778,000	$766,765

Emerging Market Quasi-Sovereign – 0.7%
Comision Federal de Electricidad, 5.75%, 2042 (n)		$1,163,000	$1,084,497
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)		474,000	473,237
Empresa Nacional del Petroleo, 6.25%, 2019		619,000	680,951
Gaz Capital S.A., 3.85%, 2020 (n)		1,925,000	1,857,625
Gaz Capital S.A., 3.389%, 2020	EUR	450,000	619,065
Pemex Project Funding Master Trust, 5.75%, 2018		$1,003,000	1,118,345
Petrobras Global Finance Co., FRN, 2.383%, 2019		1,036,000	1,015,280
Petroleos Mexicanos, 5.5%, 2021		664,000	713,800

			$7,562,800

Emerging Market Sovereign – 0.8%
Kingdom of Thailand, 3.625%, 2023	THB	92,380,000	$2,751,586
Republic of Colombia, 6.125%, 2041		$1,241,000	1,327,870
Republic of Peru, 7.35%, 2025		900,000	1,134,000
Russian Federation, 4.5%, 2022 (n)		400,000	405,000
United Mexican States, 8.5%, 2029	MXN	31,700,000	2,757,734

			$8,376,190

Energy – Integrated – 0.1%
BG Energy Capital PLC, FRN, 6.5%, 2072	EUR	550,000	$850,255
Eni S.p.A., 4%, 2020	EUR	450,000	676,896

			$1,527,151

Financial Institutions – 0.2%
General Electric Capital Corp., 3.1%, 2023		$1,328,000	$1,257,947
International Lease Finance Corp., 7.125%, 2018 (n)		859,000	994,293

			$2,252,240

Food & Beverages – 0.6%
BFF International Ltd., 7.25%, 2020		$832,000	$915,200
Coca-Cola HBC Finance B.V., 4.25%, 2016	EUR	550,000	816,999
Conagra Foods, Inc., 3.2%, 2023		$1,365,000	1,265,296
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)		874,000	865,460
Tyson Foods, Inc., 6.6%, 2016		2,382,000	2,658,774
Wm. Wrigley Jr. Co., 2.9%, 2019 (n)		409,000	405,371

			$6,927,100

Issuer	Shares/Par		Value ($)

BONDS – continued
Forest & Paper Products – 0.2%
Georgia-Pacific LLC, 5.4%, 2020 (n)		$1,590,000	$1,774,407
Packaging Corp. of America, 3.9%, 2022		717,000	695,545

			$2,469,952

Gaming & Lodging – 0.1%
Wyndham Worldwide Corp., 2.5%, 2018		$742,000	$739,146

Insurance – 0.8%
American International Group, Inc., 4.875%, 2022		$434,000	$465,810
American International Group, Inc., 4.875% to 2017, FRN to 2067	EUR	900,000	1,225,748
Assicurazioni Generali S.p.A., 7.75% to 2022, FRN to 2042	EUR	300,000	474,100
Aviva PLC, 5.7% to 2015, FRN to 2049	EUR	1,570,000	2,245,702
CNP Assurances S.A., 6% TO 2020, FRN to 2040	EUR	600,000	883,199
Delta Lloyd N.V., FRN, 9%, 2042	EUR	650,000	1,076,175
UnumProvident Corp., 6.85%, 2015 (n)		$2,429,000	2,658,579

			$9,029,313

Insurance – Health – 0.0%
CIGNA Corp., 5.375%, 2042		$250,000	$259,040

Insurance – Property & Casualty – 0.7%
Amlin PLC, 6.5% to 2016, FRN to 2026	GBP	300,000	$513,924
AXIS Capital Holdings Ltd., 5.75%, 2014		$320,000	334,342
Berkshire Hathaway, Inc., 4.5%, 2043		755,000	695,412
Chubb Corp., 6.375% to 2017, FRN to 2067		1,010,000	1,093,325
Clerical Medical Finance PLC, 4.25% to 2015, FRN to 2049	EUR	750,000	1,028,318
Marsh & McLennan Cos., Inc., 2.55%, 2018		$505,000	505,487
QBE Capital Funding III Ltd., 7.5% to 2021, FRN to 2041	GBP	400,000	695,988
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)		$2,000,000	2,135,000

			$7,001,796

International Market Quasi-Sovereign – 0.6%
Electricite de France, FRN, 5.25%, 2049 (n)		$1,497,000	$1,488,766
ESB Finance Ltd., 4.375%, 2019	EUR	600,000	902,436
Statoil A.S.A., 4.25%, 2041		$1,260,000	1,150,719
Statoil A.S.A., FRN, 0.53%, 2018		759,000	759,030
Temasek Financial I Ltd., 2.375%, 2023 (n)		2,880,000	2,587,303

			$6,888,254

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – 30.5%
Commonwealth of Australia, 5.75%, 2021	AUD	16,557,000	$16,539,466
Federal Republic of Germany, 3.25%, 2021(f)	EUR	9,144,000	14,138,146
Federal Republic of Germany, 6.25%, 2030	EUR	3,684,000	7,522,424
Federal Republic of Germany, 2.5%, 2044	EUR	1,010,000	1,317,267
Government of Canada, 4.5%, 2015	CAD	6,370,000	6,286,466
Government of Canada, 4.25%, 2018	CAD	18,518,000	19,205,724
Government of Canada, 3.25%, 2021	CAD	13,071,000	12,991,386
Government of Canada, 5.75%, 2033	CAD	2,557,000	3,302,520
Government of Japan, 2%, 2052	JPY	175,000,000	1,762,287
Government of Japan, 1.1%, 2020	JPY	4,196,050,000	41,619,987
Government of Japan, 2.1%, 2024	JPY	2,857,050,000	30,818,782
Government of Japan, 2.2%, 2027	JPY	843,450,000	9,228,741
Government of Japan, 2.4%, 2037	JPY	465,200,000	5,039,603
Kingdom of Belgium, 4.25%, 2021	EUR	6,809,000	10,800,871
Kingdom of Spain, 5.4%, 2023	EUR	4,661,000	7,043,089
Kingdom of Spain, 5.5%, 2017	EUR	3,870,000	5,908,527
Kingdom of Spain, 4.6%, 2019	EUR	7,497,000	11,153,209
Kingdom of Sweden, 5%, 2020	SEK	28,245,000	5,193,275
Kingdom of the Netherlands, 3.5%, 2020	EUR	4,877,000	7,520,881
Kingdom of the Netherlands, 5.5%, 2028	EUR	1,193,000	2,193,148
Republic of Austria, 4.65%, 2018	EUR	4,163,000	6,584,947
Republic of Austria, 1.75%, 2023	EUR	3,146,000	4,130,613
Republic of France, 2.5%, 2020 (f)	EUR	2,688,000	3,885,510
Republic of France, 6%, 2025 (f)	EUR	2,483,000	4,551,786
Republic of France, 4.75%, 2035 (f)	EUR	4,473,000	7,575,763
Republic of Iceland, 4.875%, 2016 (n)		$4,712,000	4,888,700
Republic of Ireland, 4.5%, 2020	EUR	7,133,000	10,730,072
Republic of Ireland, 5.4%, 2025	EUR	4,109,000	6,428,803
Republic of Italy, 5.25%, 2017	EUR	13,734,000	20,846,119
Republic of Italy, 3.75%, 2021	EUR	14,228,000	20,044,114
United Kingdom Treasury, 5%, 2018	GBP	3,669,000	6,890,672
United Kingdom Treasury, 8%, 2021	GBP	3,036,000	6,872,744
United Kingdom Treasury, 4.25%, 2036	GBP	2,259,000	4,105,144

			$327,120,786

Major Banks – 3.9%
ABN AMRO Bank N.V., 4.25%, 2017 (n)		$1,415,000	$1,516,996
ABN AMRO North America Finance, Inc., 7.125%, 2022	EUR	450,000	743,213
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)		$1,300,000	1,339,580

Issuer	Shares/Par		Value ($)

BONDS – continued
Major Banks – continued
Bank of America Corp., 5.65%, 2018		$1,535,000	$1,746,458
Bank of America Corp., 7.625%, 2019		690,000	855,373
Bank of America Corp., 4.1%, 2023		500,000	501,313
Barclays Bank PLC, 6%, 2021	EUR	1,973,000	3,073,497
Barclays Bank PLC, 6.75% to 2018, FRN to 2023	GBP	350,000	631,818
BBVA Senior Finance S.A., 3.25%, 2016	EUR	500,000	713,782
Credit Agricole S.A., 7.375%, 2023	GBP	300,000	576,059
Credit Agricole S.A., 7.875% to 2019, FRN to 2049	EUR	550,000	862,564
Credit Suisse Group AG, 6.5%, 2023 (n)		$1,760,000	1,872,200
Goldman Sachs Group, Inc., 5.75%, 2022		1,986,000	2,232,619
HSBC Bank PLC, FRN, 0.88%, 2018 (n)		1,833,000	1,836,976
HSBC USA, Inc., 4.875%, 2020		1,870,000	2,015,806
ING Bank N.V., 4.875%, 2021	EUR	450,000	718,205
ING Bank N.V., 5.8%, 2023 (n)		$973,000	1,015,812
ING Bank N.V., FRN, 1.641%, 2014 (n)		1,900,000	1,910,306
JPMorgan Chase & Co., 4.25%, 2020		2,760,000	2,922,161
Morgan Stanley, 7.3%, 2019		1,772,000	2,150,799
Morgan Stanley, 5.5%, 2021		850,000	948,620
Nordea Bank AB, FRN, 0.699%, 2016 (n)		3,520,000	3,530,036
PNC Bank N.A., 3.8%, 2023		900,000	871,438
PNC Financial Services Group, Inc., FRN, 6.75%, 2049		1,510,000	1,571,155
Regions Financial Corp., 2%, 2018		908,000	878,806
Royal Bank of Scotland Group PLC, 6.934%, 2018	EUR	550,000	858,780
Royal Bank of Scotland Group PLC, 5.5%, 2020	EUR	450,000	721,163
Societe Generale, 4.25%, 2022	EUR	400,000	624,542
Wells Fargo & Co., 2.1%, 2017		$1,821,000	1,854,268
Wells Fargo & Co., 5.375%, 2043		449,000	458,171

			$41,552,516

Metals & Mining – 0.7%
Barrick Gold Corp., 4.1%, 2023		$827,000	$746,360
Barrick International (Barbados) Corp., 5.75%, 2016 (n)		1,121,000	1,243,323
Cameco Corp., 5.67%, 2019	CAD	775,000	800,185
Glencore Finance (Europe) S.A., 6.5%, 2019	GBP	250,000	464,527
Plains Exploration & Production Co., 6.875%, 2023		$900,000	1,003,500
Rio Tinto Finance (USA) PLC, 3.5%, 2022		920,000	901,507
Rio Tinto Finance PLC, 2%, 2020	EUR	400,000	543,986

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Metals & Mining – continued
Southern Copper Corp., 6.75%, 2040		$1,055,000	$1,018,647
Xstrata Finance (Canada) Ltd., 5.25%, 2017	EUR	450,000	690,299

			$7,412,334

Mortgage-Backed – 5.4%
Fannie Mae, 4.495%, 2014		$34,782	$34,889
Fannie Mae, 4.502%, 2014		58,785	58,640
Fannie Mae, 4.81%, 2014		40,939	40,754
Fannie Mae, 4.78%, 2015		87,674	91,421
Fannie Mae, 4.815%, 2015		232,323	240,845
Fannie Mae, 4.825%, 2015		253,328	253,257
Fannie Mae, 4.856%, 2015		69,807	72,741
Fannie Mae, 4.997%, 2015		276,708	290,188
Fannie Mae, 5.463%, 2015		134,990	143,243
Fannie Mae, 5.5%, 2015 - 2037		1,179,012	1,267,356
Fannie Mae, 5.09%, 2016		97,728	107,380
Fannie Mae, 5.273%, 2016		531,568	572,114
Fannie Mae, 5.432%, 2016		82,068	88,520
Fannie Mae, 5.725%, 2016		666,696	732,701
Fannie Mae, 4.987%, 2017		31,336	32,277
Fannie Mae, 5.05%, 2017		472,757	511,389
Fannie Mae, 3.84%, 2018		480,925	517,842
Fannie Mae, 3.849%, 2018		1,744,137	1,879,991
Fannie Mae, 5.341%, 2018		593,493	670,404
Fannie Mae, 4.45%, 2019		425,404	464,752
Fannie Mae, 4.57%, 2019		233,507	255,967
Fannie Mae, 4.6%, 2019		605,622	666,591
Fannie Mae, 5%, 2020 - 2040		5,507,241	5,990,354
Fannie Mae, 4.5%, 2023 - 2040		5,453,062	5,797,664
Fannie Mae, 4%, 2025		231,170	247,434
Fannie Mae, 6%, 2037 - 2038		1,164,328	1,288,365
Fannie Mae, 4%, 2041 (f)		2,543,950	2,620,234
Fannie Mae, 3.5%, 2043		2,506,149	2,492,170
Freddie Mac, 3.882%, 2017		1,357,000	1,460,219
Freddie Mac, 2.323%, 2018		447,000	451,271
Freddie Mac, 2.699%, 2018		705,000	728,096
Freddie Mac, 4.186%, 2019		650,000	705,472
Freddie Mac, 5.085%, 2019		30,000	33,824
Freddie Mac, 2.757%, 2020		251,879	262,132
Freddie Mac, 3.32%, 2020		1,403,641	1,485,452
Freddie Mac, 4%, 2025		461,821	487,755
Freddie Mac, 5.5%, 2034 - 2037		173,539	191,177
Freddie Mac, 5%, 2036 - 2038		1,223,915	1,318,643
Freddie Mac, 4.5%, 2040 (f)		659,367	698,340
Freddie Mac, 3.5%, 2043		4,733,002	4,701,511
Freddie Mac, 3.5%, 2043 (f)		6,377,082	6,334,652
Ginnie Mae, 5%, 2040		342,702	373,021
Ginnie Mae, 3.5%, 2043		6,422,962	6,489,618
Ginnie Mae, TBA, 4%, 2043		4,831,000	4,988,951

			$58,139,617

Natural Gas – Distribution – 0.1%
Gas Natural Fenosa Finance B.V., 3.875%, 2023	EUR	700,000	$1,006,043

Issuer	Shares/Par		Value ($)

BONDS – continued
Natural Gas – Pipeline – 0.5%
Enbridge, Inc., 3.19%, 2022	CAD	895,000	$794,214
Energy Transfer Partners LP, 4.65%, 2021		$1,066,000	1,095,128
Energy Transfer Partners LP, 3.6%, 2023		745,000	688,825
Spectra Energy Partners LP, 4.75%, 2024		1,749,000	1,780,052
TransCanada PipeLines Ltd., 5.1%, 2017	CAD	775,000	795,625

			$5,153,844

Network & Telecom – 0.4%
Deutsche Telekom International Finance B.V., 4.875%, 2025	EUR	450,000	$714,255
France Telecom-Orange S.A., 3%, 2022	EUR	500,000	697,114
Telefonica Emisiones S.A.U., 3.987%, 2023	EUR	700,000	1,001,894
Verizon Communications, Inc., 5.15%, 2023		$709,000	760,049
Verizon Communications, Inc., 6.4%, 2033		1,095,000	1,255,922

			$4,429,234

Other Banks & Diversified Financials – 2.2%
Banco de Credito del Peru, 6.125% to 2022, FRN to 2027 (n)		$1,510,000	$1,506,225
Banque Federative du Credit Mutuel, 2%, 2019	EUR	500,000	683,237
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)		$1,604,000	1,708,260
CaixaBank S.A., 3.25%, 2016	EUR	500,000	710,934
Capital One Bank (USA) N.A., 3.375%, 2023		$978,000	907,790
Citigroup, Inc., 6.125%, 2018		733,000	847,911
Citigroup, Inc., 3.375%, 2023		1,585,000	1,504,166
Deutsche Bank Capital Funding Trust, FRN, 2.288%, 2049	EUR	550,000	720,846
Discover Bank, 7%, 2020		$2,471,000	2,870,687
Erste Group Bank AG, 7.125%, 2022	EUR	450,000	713,195
Intesa Sanpaolo S.p.A., 4.125%, 2016	EUR	500,000	725,995
Intesa Sanpaolo S.p.A., 5.25%, 2022	GBP	450,000	756,234
KBC Internationale Financieringsmaatschappij N.V., 4.5%, 2017	EUR	450,000	680,993
LBG Capital No. 2 PLC, 6.385%, 2020	EUR	850,000	1,236,582
Lloyds TSB Bank PLC, 6.5%, 2020	EUR	500,000	796,755
Macquarie Group Ltd., 3%, 2018 (n)		$619,000	616,184
Rabobank Nederland N.V., 4%, 2022	GBP	350,000	591,418
Santander Issuances S.A., 4.5% to 2014, FRN to 2019	EUR	500,000	652,769

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Other Banks & Diversified Financials – continued
SunTrust Banks, Inc., 3.5%, 2017		$550,000	$578,141
Svenska Handelsbanken AB, FRN, 0.695%, 2016		2,150,000	2,154,889
Swedbank AB, 2.125%, 2017 (n)		421,000	420,954
Swedbank AB, 1.75%, 2018 (n)		1,294,000	1,270,799
U.S. Bancorp, 2.95%, 2022		402,000	372,941

			$23,027,905

Personal Computers & Peripherals – 0.1%
Equifax, Inc., 3.3%, 2022		$717,000	$660,848

Pharmaceuticals – 0.3%
Celgene Corp., 1.9%, 2017		$717,000	$713,320
Mylan, Inc., 2.55%, 2019		319,000	315,639
Teva Pharmaceutical Finance B.V., 2.95%, 2022		1,134,000	1,025,068
Watson Pharmaceuticals, Inc., 1.875%, 2017		802,000	793,306

			$2,847,333

Printing & Publishing – 0.2%
Moody’s Corp., 4.875%, 2024		$1,014,000	$1,011,438
Pearson Funding Five PLC, 3.25%, 2023 (n)		361,000	324,903
Wolters Kluwer N.V., 6.375%, 2018	EUR	450,000	734,686

			$2,071,027

Railroad & Shipping – 0.1%
CSX Corp., 4.1%, 2044		$1,882,000	$1,588,828

Real Estate – 0.3%
AvalonBay Communities, Inc., 3.625%, 2020		$149,000	$150,454
Boston Properties, Inc., REIT, 3.125%, 2023		950,000	866,266
ERP Operating LP, REIT, 3%, 2023		128,000	116,691
Hammerson PLC, REIT, 2.75%, 2019	EUR	450,000	631,770
Simon Property Group, Inc., REIT, 5.65%, 2020		$948,000	1,076,742
WEA Finance LLC/WT Finance Australia, 3.375%, 2022 (n)		631,000	596,450

			$3,438,373

Retailers – 0.5%
Cencosud S.A., 5.5%, 2021		$1,006,000	$1,004,472
Cencosud S.A., 4.875%, 2023 (n)		415,000	386,699
Dollar General Corp., 4.125%, 2017		742,000	787,498
Gap, Inc., 5.95%, 2021		1,307,000	1,442,435
Home Depot, Inc., 5.95%, 2041		1,029,000	1,190,726
Marks & Spencer Group PLC, 4.75%, 2025	GBP	450,000	733,031

			$5,544,861

Specialty Chemicals – 0.2%
Ecolab, Inc., 3%, 2016		$742,000	$777,338
Mexichem S.A.B. de C.V., 6.75%, 2042 (n)		891,000	846,450

			$1,623,788

Issuer	Shares/Par		Value ($)

BONDS – continued
Specialty Stores – 0.1%
Advance Auto Parts, Inc., 4.5%, 2023		$583,000	$581,768
Canadian Tire Corp. Ltd., 4.95%, 2015	CAD	800,000	785,374

			$1,367,142

Supermarkets – 0.1%
Delhaize Group, 3.125%, 2020	EUR	500,000	$702,392
William Morrison Supermarkets PLC, 3.5%, 2026	GBP	300,000	444,714

			$1,147,106

Telecommunications – Wireless – 0.4%
America Movil S.A.B. de C.V., 4.75%, 2022	EUR	800,000	$1,246,582
American Tower Corp., REIT, 4.7%, 2022		$327,000	326,400
American Tower Corp., REIT, 3.5%, 2023		812,000	739,183
Crown Castle Towers LLC, 6.113%, 2020 (n)		1,380,000	1,545,814

			$3,857,979

Telephone Services – 0.1%
TELUS Corp., 5.05%, 2020	CAD	780,000	$797,094

Tobacco – 0.3%
Altria Group, Inc., 2.85%, 2022		$1,720,000	$1,581,206
Imperial Tobacco Group PLC, 5.5%, 2026	GBP	500,000	890,883
Lorillard Tobacco Co., 8.125%, 2019		$894,000	1,088,450

			$3,560,539

Transportation – Services – 0.2%
ERAC USA Finance Co., 2.75%, 2017 (n)		$376,000	$386,608
ERAC USA Finance Co., 7%, 2037 (n)		1,224,000	1,444,277
HIT Finance B.V., 4.875%, 2021	EUR	500,000	768,041

			$2,598,926

U.S. Government Agencies and Equivalents – 0.4%
Aid-Egypt, 4.45%, 2015		$649,000	$692,831
Small Business Administration, 5.09%, 2025		24,509	26,141
Small Business Administration, 5.21%, 2026		884,027	953,359
Small Business Administration, 5.31%, 2027		218,333	238,035
Small Business Administration, 2.22%, 2033		2,238,650	2,092,523

			$4,002,889

U.S. Treasury Obligations – 0.4%
U.S. Treasury Bonds, 4.5%, 2039 (f)		$4,140,000	$4,572,113

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Utilities – Electric Power – 0.6%
CMS Energy Corp., 5.05%, 2022		$954,000	$1,028,484
E.ON International Finance B.V., 6.375%, 2032	GBP	350,000	701,643
Enel Finance International N.V., 4.875%, 2020	EUR	500,000	763,871
Enel S.p.A., 6.25%, 2019	GBP	450,000	826,870
NGG Finance PLC, FRN, 5.625%, 2073	GBP	450,000	750,811
PPL WEM Holdings PLC, 5.375%, 2021 (n)		$280,000	297,352
Progress Energy, Inc., 7.05%, 2019		850,000	1,018,281
Red Electrica de Espana, 3.5%, 2016	EUR	400,000	583,114
Red Electrica de Espana, 4.75%, 2018	EUR	500,000	767,602

			$6,738,028

Utilities – Water – 0.1%
Veolia Environnement S.A., 4.45% to 2018, FRN to 2049	EUR	600,000	$820,343

Total Bonds (Identified Cost, $626,125,952)			$624,149,974

Issuer/Expiration Date/ Strike Price	Number of Contracts	Value ($)

PUT OPTIONS PURCHASED – 0.0%
Russell 2000 Index – March 2014 @ 940 (Premiums Paid, $780,603)	590	$177,000

Issuer	Shares/Par

MONEY MARKET FUNDS – 3.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	40,988,865	$40,988,865

Total Investments (Identified Cost, $921,604,440)		$1,049,974,916

OTHER ASSETS, LESS LIABILITIES – 2.0%		20,988,250

Net Assets – 100.0%		$1,070,963,166

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $52,073,829, representing 4.9% of net assets.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	$39,577	$41,781
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan Renminbi

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

ILS	Israeli Sheqel

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TRY	Turkish Lira

ZAR	South African Rand

Derivative Contracts at 12/31/13

Forward Foreign Currency Exchange Contracts at 12/31/13

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Deutsche Bank AG	158,384	1/17/14	$150,000	$141,291	$8,709
SELL	AUD	Goldman Sachs International	1,595,876	1/17/14	1,487,655	1,423,652	64,003
SELL	AUD	JPMorgan Chase Bank	75,086,317	1/17/14-2/12/14	69,724,579	66,874,208	2,850,371
SELL	AUD	Westpac Banking Corp.	7,853,716	1/17/14	7,441,121	7,006,158	434,963
BUY	CAD	Goldman Sachs International	173,000	1/17/14	162,477	162,804	327
BUY	CAD	JPMorgan Chase Bank	3,784,341	2/12/14	3,534,000	3,559,061	25,061
SELL	CAD	Citibank N.A.	104,000	1/17/14	98,744	97,870	874
SELL	CAD	JPMorgan Chase Bank	41,487,609	2/12/14	39,654,008	39,017,862	636,146
SELL	CAD	Merrill Lynch International Bank	25,949,929	1/17/14	24,953,293	24,420,481	532,812
SELL	CAD	UBS AG	5,233,942	1/17/14	5,016,813	4,925,461	91,352
BUY	CHF	Goldman Sachs International	5,341,000	1/17/14	5,838,041	5,987,880	149,839
BUY	CHF	JPMorgan Chase Bank	13,219,014	2/12/14	14,580,000	14,823,226	243,226
BUY	CNY	Deutsche Bank AG	10,080,000	1/15/14	1,606,502	1,664,048	57,546
BUY	DKK	Deutsche Bank AG	13,961,747	1/17/14	2,528,388	2,574,936	46,548
BUY	EUR	Barclays Bank PLC	2,385,684	1/17/14	3,264,989	3,281,962	16,973
BUY	EUR	Brown Brothers Harriman & Co.	34,000	1/17/14	46,771	46,773	2
BUY	EUR	Citibank N.A.	522,000	1/17/14	712,132	718,110	5,978
BUY	EUR	Deutsche Bank AG	607,000	1/17/14	827,450	835,044	7,594
BUY	EUR	Goldman Sachs International	4,049,344	1/17/14	5,463,324	5,570,644	107,320
BUY	EUR	Merrill Lynch International Bank	1,348,000	1/17/14	1,823,648	1,854,431	30,783
BUY	EUR	UBS AG	6,001,208	1/17/14	8,255,694	8,255,804	110
SELL	EUR	Citibank N.A.	1,209,021	1/17/14	1,667,061	1,663,238	3,823

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/13 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	EUR	Credit Suisse Group	250,000	1/27/14	$343,955	$343,921	$34
SELL	EUR	Goldman Sachs International	977,344	1/17/14	1,347,766	1,344,523	3,243
SELL	EUR	Merrill Lynch International Bank	625,000	1/17/14	860,736	859,806	930
BUY	GBP	Barclays Bank PLC	5,262,714	1/17/14	8,548,726	8,713,982	165,256
BUY	GBP	Credit Suisse Group	1,963,206	1/17/14	3,212,958	3,250,670	37,712
BUY	GBP	Deutsche Bank AG	315,000	1/17/14	507,638	521,576	13,938
BUY	GBP	Goldman Sachs International	18,204,480	1/17/14-2/12/14	29,624,563	30,139,949	515,386
BUY	ILS	JPMorgan Chase Bank	342,844	2/12/14	96,858	98,673	1,815
SELL	JPY	Barclays Bank PLC	100,000,000	1/17/14	991,268	949,622	41,646
SELL	JPY	Citibank N.A.	158,843,000	1/17/14	1,590,207	1,508,408	81,799
SELL	JPY	Credit Suisse Group	867,541,878	1/14/14-1/17/14	8,697,467	8,238,347	459,120
SELL	JPY	Deutsche Bank AG	7,220,000	1/17/14	72,265	68,563	3,702
SELL	JPY	Goldman Sachs International	386,985,000	1/17/14	3,791,155	3,674,896	116,259
SELL	JPY	JPMorgan Chase Bank	10,315,541,006	2/12/14	104,433,444	97,970,919	6,462,525
SELL	JPY	Merrill Lynch International Bank	245,132,000	1/17/14	2,475,143	2,327,828	147,315
BUY	KRW	Deutsche Bank AG	763,015,900	1/22/14	719,128	722,034	2,906
BUY	KRW	JPMorgan Chase Bank	144,791,000	1/22/14	136,531	137,014	483
SELL	MXN	Deutsche Bank AG	52,606,412	1/22/14	4,060,860	4,022,952	37,908
SELL	NOK	JPMorgan Chase Bank	110,638,659	2/12/14	18,489,569	18,214,048	275,521
BUY	NZD	Deutsche Bank AG	3,926,000	1/17/14	3,204,323	3,226,243	21,920
BUY	PLN	JPMorgan Chase Bank	16,353,931	2/18/14	5,373,484	5,397,743	24,259
BUY	SEK	Credit Suisse Group	900,000	1/17/14	135,057	139,895	4,838
BUY	SEK	Goldman Sachs International	140,566,890	1/17/14-2/12/14	21,493,085	21,840,603	347,518
BUY	SEK	JPMorgan Chase Bank	233,472,070	2/12/14	35,711,653	36,274,256	562,603
SELL	SGD	JPMorgan Chase Bank	1,238,213	2/12/14	996,129	981,192	14,937
SELL	THB	JPMorgan Chase Bank	34,001,350	1/06/14	1,051,208	1,034,584	16,624

							$14,674,557

Liability Derivatives
BUY	AUD	Barclays Bank PLC	44,000	1/17/14	$41,603	$39,252	$(2,351)
BUY	AUD	Citibank N.A.	108,000	1/17/14	101,262	96,345	(4,917)
BUY	AUD	Goldman Sachs International	501,000	1/17/14	467,555	446,933	(20,622)
BUY	AUD	JPMorgan Chase Bank	7,970,224	2/12/14	7,544,000	7,097,956	(446,044)
BUY	CAD	Goldman Sachs International	223,000	1/17/14	212,710	209,857	(2,853)
BUY	CAD	JPMorgan Chase Bank	6,378,901	2/12/14	6,110,000	5,999,167	(110,833)
SELL	CAD	UBS AG	3,466,950	1/17/14	3,241,000	3,262,613	(21,613)
SELL	CHF	Goldman Sachs International	414,000	1/17/14	460,860	464,142	(3,282)
SELL	CHF	JPMorgan Chase Bank	59,805,229	2/12/14	65,634,635	67,062,976	(1,428,341)
SELL	CNY	Deutsche Bank AG	10,080,000	1/15/14	1,621,621	1,664,048	(42,427)
BUY	CZK	Goldman Sachs International	15,672,000	1/17/14	825,327	789,257	(36,070)
SELL	DKK	Barclays Bank PLC	830,000	1/17/14	150,086	153,075	(2,989)
SELL	DKK	Goldman Sachs International	10,498,333	2/12/14	1,902,182	1,936,582	(34,400)
BUY	EUR	Barclays Bank PLC	8,858,380	1/17/14-3/18/14	12,189,287	12,186,261	(3,026)
BUY	EUR	Deutsche Bank AG	5,149,648	1/17/14	7,102,559	7,084,321	(18,238)
SELL	EUR	Barclays Bank PLC	3,062,493	1/17/14	4,185,101	4,213,041	(27,940)
SELL	EUR	Brown Brothers Harriman & Co.	604,000	1/17/14	825,150	830,917	(5,767)
SELL	EUR	Citibank N.A.	3,398,000	1/17/14	4,552,847	4,674,596	(121,749)
SELL	EUR	Credit Suisse Group	2,482,809	1/17/14	3,399,000	3,415,576	(16,576)
SELL	EUR	Deutsche Bank AG	19,189,411	1/17/14	25,992,172	26,398,687	(406,515)
SELL	EUR	Goldman Sachs International	77,496,974	1/17/14-2/12/14	104,714,378	106,610,815	(1,896,437)
SELL	EUR	JPMorgan Chase Bank	45,761,286	1/17/14-2/12/14	61,794,664	62,952,880	(1,158,216)
SELL	EUR	Merrill Lynch International Bank	1,282,873	1/17/14	1,744,031	1,764,837	(20,806)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 12/31/13 – continued

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
SELL	EUR	UBS AG	723,288	1/17/14	$981,705	$995,020	$(13,315)
SELL	GBP	Barclays Bank PLC	357,000	1/17/14	583,849	591,119	(7,270)
SELL	GBP	Citibank N.A.	523,000	1/17/14	838,741	865,981	(27,240)
SELL	GBP	Credit Suisse Group	3,065,347	1/17/14	4,894,638	5,075,590	(180,952)
SELL	GBP	Goldman Sachs International	240,436	1/17/14	386,908	398,113	(11,205)
SELL	GBP	JPMorgan Chase Bank	12,887,119	2/12/14	20,558,563	21,334,633	(776,070)
SELL	GBP	Merrill Lynch International Bank	3,065,347	1/17/14	4,897,995	5,075,590	(177,595)
BUY	INR	Deutsche Bank AG	200,317,000	2/13/14	3,224,418	3,206,666	(17,752)
BUY	JPY	Barclays Bank PLC	1,371,715,222	1/17/14	13,776,390	13,026,113	(750,277)
BUY	JPY	Brown Brothers Harriman & Co.	113,684,106	1/17/14	1,113,087	1,079,570	(33,517)
BUY	JPY	Citibank N.A.	24,625,000	1/17/14	251,734	233,844	(17,890)
BUY	JPY	Credit Suisse Group	199,930,933	1/17/14	1,921,896	1,898,589	(23,307)
BUY	JPY	Deutsche Bank AG	75,000,000	1/17/14	720,548	712,217	(8,331)
BUY	JPY	Goldman Sachs International	1,265,983,924	1/17/14	12,849,084	12,022,065	(827,019)
BUY	MXN	JPMorgan Chase Bank	45,844,979	1/17/14	3,540,352	3,507,304	(33,048)
BUY	MYR	Barclays Bank PLC	10,811,000	2/05/14	3,355,161	3,293,652	(61,509)
BUY	MYR	JPMorgan Chase Bank	4,172,756	1/21/14	1,287,967	1,272,463	(15,504)
BUY	NOK	Goldman Sachs International	183,291,466	1/17/14-2/12/14	30,644,792	30,175,756	(469,036)
BUY	NOK	JPMorgan Chase Bank	407,345	2/12/14	68,074	67,060	(1,014)
SELL	NOK	Goldman Sachs International	94,984,796	2/12/14	15,428,000	15,637,008	(209,008)
BUY	NZD	Barclays Bank PLC	1,264,253	1/17/14	1,051,013	1,038,917	(12,096)
BUY	NZD	JPMorgan Chase Bank	1,593,044	2/12/14	1,328,000	1,306,697	(21,303)
SELL	NZD	JPMorgan Chase Bank	20,558,737	2/12/14	16,741,000	16,863,336	(122,336)
SELL	SEK	Goldman Sachs International	205,673,907	1/17/14-2/12/14	31,588,174	31,956,732	(368,558)
BUY	SGD	Citibank N.A.	1,505,000	1/17/14	1,210,469	1,192,594	(17,875)
BUY	ZAR	JPMorgan Chase Bank	18,522,135	1/17/14	1,857,918	1,762,167	(95,751)

							$(10,130,790)

Futures Contracts Outstanding at 12/31/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Bovespa Index (Long)	BRL	198	$4,346,558	February - 2014	$88,768
DAX Index (Long)	EUR	104	34,357,129	March - 2014	1,538,411
FTSE JSE Top 40 Index (Long)	ZAR	224	8,904,480	March - 2014	561,185
FTSE/MIB Index (Long)	EUR	27	3,533,312	March - 2014	157,069
Hang Seng China Enterprises Index (Long)	HKD	467	32,932,013	January - 2014	685,396
IBEX 35 Index (Long)	EUR	245	33,264,452	January - 2014	1,864,816
KOSPI 200 Index (Long)	KRW	93	11,704,861	March - 2014	144,611
MSCI Singapore Index (Long)	SGD	85	4,919,688	January - 2014	114,108
MSCI Taiwan Index (Long)	USD	765	23,194,800	January - 2014	411,815
NIKKEI 225 Index (Long)	JPY	174	26,915,393	March - 2014	1,079,212
E-Mini S&P 500 Index (Long)	USD	95	8,745,225	March - 2014	344,563
S&P CNX Nifty Index (Short)	USD	601	7,633,902	January - 2014	15,614
TurkDEX - BIST 30 Index (Short)	TRY	3,256	12,522,494	February - 2014	242,944

					$7,248,512

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Futures Contracts Outstanding at 12/31/13 – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	676	$69,210,813	March - 2014	$553,686
German Euro Bund (Short)	EUR	427	81,751,747	March - 2014	920,289
UK Long Gilt Bond (Short)	GBP	94	16,587,054	March - 2014	347,625
Japanese Government Bond 10 Yr (Short)	JPY	100	136,093,438	March - 2014	389,215

					$2,210,815

					$9,459,327

Liability Derivatives
Equity Futures
ASX SPI 200 Index (Short)	AUD	169	20,050,436	March - 2014	$(877,148)
Hang Seng Index (Short)	HKD	84	12,710,612	January - 2014	(284,738)
MexBol Index (Short)	MXN	636	20,918,611	March - 2014	(367,542)
Russell 2000 Mini Index (Short)	USD	165	19,163,100	March - 2014	(974,823)
S&P TSX 60 Index (Short)	CAD	250	36,756,884	March - 2014	(1,560,935)

					$(4,065,186)

Interest Rate Futures
U.S. Treasury 10 yr Note (Long)	USD	412	50,695,313	March - 2014	$(1,084,426)
Govt of Canada Bond 10 yr (Long)	CAD	277	33,049,640	March - 2014	(445,355)

					$(1,529,781)

					$(5,594,967)

At December 31, 2013, the fund had cash collateral of $829,196 and other liquid securities with an aggregate value of $28,145,462 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” and “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $880,615,575)	$1,008,986,051
Underlying affiliated funds, at cost and value	40,988,865
Total investments, at value (identified cost, $921,604,440)	$1,049,974,916
Cash	3,410
Foreign currency, at value (identified cost, $69)	70
Restricted cash	820,000
Deposits with brokers	9,196
Receivables for
Forward foreign currency exchange contracts	14,674,557
Daily variation margin on open futures contracts	724,693
Investments sold	11,086,748
TBA sale commitments	5,053,658
Fund shares sold	1,416,143
Interest and dividends	8,163,361
Other assets	9,109
Total assets		$1,091,935,861
Liabilities
Payables for
Forward foreign currency exchange contracts	$10,130,790
TBA purchase commitments	10,143,766
Fund shares reacquired	509,764
Payable to affiliates
Investment adviser	38,829
Shareholder servicing costs	100
Distribution and/or service fees	13,623
Payable for independent Trustees’ compensation	26
Accrued expenses and other liabilities	135,797
Total liabilities		$20,972,695
Net assets		$1,070,963,166
Net assets consist of
Paid-in capital	$930,443,929
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	136,864,178
Accumulated net realized gain (loss) on investments and foreign currency	(8,885,554)
Undistributed net investment income	12,540,613
Net assets		$1,070,963,166
Shares of beneficial interest outstanding		66,903,087

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$75,558,774	4,664,890	$16.20
Service Class	995,404,392	62,238,197	15.99

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Interest	$19,150,045
Dividends	11,042,912
Dividends from underlying affiliated funds	54,241
Foreign taxes withheld	(422,573)
Total investment income		$29,824,625
Expenses
Management fee	$7,449,486
Distribution and/or service fees	2,491,976
Shareholder servicing costs	35,005
Administrative services fee	141,377
Independent Trustees’ compensation	24,888
Custodian fee	191,186
Shareholder communications	70,345
Audit and tax fees	64,131
Legal fees	8,584
Miscellaneous	60,047
Total expenses		$10,537,025
Fees paid indirectly	(440)
Reduction of expenses by investment adviser	(12,613)
Net expenses		$10,523,972
Net investment income		$19,300,653
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$14,351,760
Futures contracts	(5,053,340)
Foreign currency	20,232,647
Net realized gain (loss) on investments and foreign currency		$29,531,067
Change in unrealized appreciation (depreciation)
Investments	$44,824,798
Futures contracts	2,155,212
Translation of assets and liabilities in foreign currencies	(7,677,841)
Net unrealized gain (loss) on investments and foreign currency translation		$39,302,169
Net realized and unrealized gain (loss) on investments and foreign currency		$68,833,236
Change in net assets from operations		$88,133,889

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31 Change in net assets	2013	2012
From operations
Net investment income	$19,300,653	$18,619,353
Net realized gain (loss) on investments and foreign currency	29,531,067	(15,094,747)
Net unrealized gain (loss) on investments and foreign currency translation	39,302,169	88,945,925
Change in net assets from operations	$88,133,889	$92,470,531
Distributions declared to shareholders
From net investment income	$(25,038,433)	$(18,750,120)
Change in net assets from fund share transactions	$(59,486,345)	$(6,063,932)
Total change in net assets	$3,609,111	$67,656,479
Net assets
At beginning of period	1,067,354,055	999,697,576
At end of period (including undistributed net investment income of $12,540,613 and $1,429,343, respectively)	$1,070,963,166	$1,067,354,055

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.27	$14.22	$14.20	$13.56	$12.89
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.30	$0.32	$0.24	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	1.02	1.04	(0.10)	0.51	1.44
Total from investment operations	$1.34	$1.34	$0.22	$0.75	$1.71
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.29)	$(0.14)	$(0.11)	$(1.04)
From net realized gain on investments	—	—	(0.06)	—	—
Total distributions declared to shareholders	$(0.41)	$(0.29)	$(0.20)	$(0.11)	$(1.04)
Net asset value, end of period (x)	$16.20	$15.27	$14.22	$14.20	$13.56
Total return (%) (k)(r)(s)(x)	8.91	9.49	1.55	5.53	15.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.76	0.80	0.93	1.06
Expenses after expense reductions (f)	0.75	0.76	0.80	0.90	0.90
Net investment income	2.04	2.02	2.21	1.76	2.17
Portfolio turnover	65	38	56	73	66
Net assets at end of period (000 omitted)	$75,559	$73,189	$77,255	$87,137	$92,880

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.09	$14.06	$14.07	$13.46	$12.79
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.26	$0.27	$0.20	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.99	1.03	(0.09)	0.51	1.42
Total from investment operations	$1.27	$1.29	$0.18	$0.71	$1.66
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.26)	$(0.13)	$(0.10)	$(0.99)
From net realized gain on investments	—	—	(0.06)	—	—
Total distributions declared to shareholders	$(0.37)	$(0.26)	$(0.19)	$(0.10)	$(0.99)
Net asset value, end of period (x)	$15.99	$15.09	$14.06	$14.07	$13.46
Total return (%) (k)(r)(s)(x)	8.54	9.26	1.29	5.31	14.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.01	1.05	1.18	1.31
Expenses after expense reductions (f)	1.00	1.01	1.05	1.15	1.15
Net investment income	1.79	1.77	1.92	1.48	1.92
Portfolio turnover	65	38	56	73	66
Net assets at end of period (000 omitted)	$995,404	$994,165	$922,442	$400,318	$11,228

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$191,936,969	$—	$—	$191,936,969
United Kingdom	49,376,323	—	—	49,376,323
Japan	48,619,753	—	—	48,619,753
Switzerland	24,822,722	—	—	24,822,722
Germany	17,453,587	—	—	17,453,587
France	12,204,190	—	—	12,204,190
Netherlands	7,774,319	—	—	7,774,319
Sweden	4,834,539	—	—	4,834,539
Spain	4,534,490	—	—	4,534,490
Other Countries	18,779,678	4,499,499	—	23,279,177
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	8,575,002	—	8,575,002
Non-U.S. Sovereign Debt	—	349,948,031	—	349,948,031
U.S. Corporate Bonds	—	89,896,117	—	89,896,117
Residential Mortgage-Backed Securities	—	58,139,621	—	58,139,621
Commercial Mortgage-Backed Securities	—	23,496,916	—	23,496,916
Asset-Backed Securities (including CDOs)	—	41,781	—	41,781
Foreign Bonds	—	94,052,514	—	94,052,514
Mutual Funds	40,988,865	—	—	40,988,865
Total Investments	$421,325,435	$628,649,481	$—	$1,049,974,916

Other Financial Instruments
Futures Contracts	$4,340,850	$(476,490)	$—	$3,864,360
Forward Foreign Currency Exchange Contracts	—	4,543,767	—	4,543,767

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $154,610,693 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$2,210,815	$(1,529,781)
Foreign Exchange	Forward Foreign Currency Exchange	14,674,557	(10,130,790)
Equity	Equity Futures	7,248,512	(4,065,186)
Equity	Purchased Equity Options	177,000	—
Total		$24,310,884	$(15,725,757)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(377,823)	$—	$—
Foreign Exchange	—	21,302,209	—
Equity	(4,675,517)	—	(3,566,815)
Total	$(5,053,340)	$21,302,209	$(3,566,815)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$1,252,415	$—	$—
Foreign Exchange	—	(7,696,241)	—
Equity	902,797	—	30,402
Total	$2,155,212	$(7,696,241)	$30,402

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right of setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers”. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of December 31, 2013:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$733,636	$(8,943)
Forward Foreign Currency Exchange Contracts	14,674,557	(10,130,790)
Purchased Options	177,000	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$15,585,193	$(10,139,733)
Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	2,215,642	(463,107)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$13,369,551	$(9,676,626)

(a)	The amount presented here represents the fund’s current day variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2013:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$223,875	(223,875)	—	—	$—
Brown Brothers Harriman & Co.	2	(2)	—	—	—
Citibank N.A.	92,474	(92,474)	—	—	—
Deutsche Bank AG	200,771	(200,771)	—	—	—
Goldman Sachs International	1,303,895	(1,303,895)	—	—	—
JP Morgan Chase Bank	11,113,571	(4,208,460)	(6,905,111)	—	—
Westpac Banking Corp.	434,963	—	—	—	434,963
Total	$13,369,551	(6,029,477)	(6,905,111)	—	$434,963

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2013:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(867,458)	223,875	—	520,000	$(123,583)
Brown Brothers Harriman & Co.	(39,284)	2	—	—	(39,282)
Citibank N.A.	(189,671)	92,474	—	—	(97,197)
Deutsche Bank AG	(493,263)	200,771	—	292,492	—
Goldman Sachs International	(3,878,490)	1,303,895	—	—	(2,574,595)
JP Morgan Chase Bank	(4,208,460)	4,208,460	—	—	—
Total	$(9,676,626)	6,029,477	—	812,492	$(2,834,657)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals, straddle loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$25,038,433	$18,750,120

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$929,670,014
Gross appreciation	145,498,311
Gross depreciation	(25,193,409)
Net unrealized appreciation (depreciation)	$120,304,902
Undistributed ordinary income	26,957,764
Undistributed long-term capital gain	1,302,527
Other temporary differences	(8,045,956)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$1,864,348	$1,419,916
Service Class	23,174,085	17,330,204
Total	$25,038,433	$18,750,120

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $9,850, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $34,965, which equated to 0.0033% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $40.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0132% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,436 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,763, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$144,400,008	$189,060,631
Investments (non-U.S. Government securities)	$516,779,705	$518,393,066

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	341,035	$5,412,102	106,254	$1,569,305
Service Class	1,219,454	18,943,545	2,551,791	36,807,230
	1,560,489	$24,355,647	2,658,045	$38,376,535
Shares issued to shareholders in reinvestment of distributions
Initial Class	121,061	$1,864,348	96,923	$1,419,916
Service Class	1,522,608	23,174,085	1,196,838	17,330,204
	1,643,669	$25,038,433	1,293,761	$18,750,120
Shares reacquired
Initial Class	(588,704)	$(9,294,608)	(844,895)	$(12,446,323)
Service Class	(6,397,375)	(99,585,817)	(3,468,462)	(50,744,264)
	(6,986,079)	$(108,880,425)	(4,313,357)	$(63,190,587)
Net change
Initial Class	(126,608)	$(2,018,158)	(641,718)	$(9,457,102)
Service Class	(3,655,313)	(57,468,187)	280,167	3,393,170
	(3,781,921)	$(59,486,345)	(361,551)	$(6,063,932)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $4,995 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	64,672,375	458,253,192	(481,936,702)	40,988,865

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$54,241	$40,988,865

MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Tactical Allocation Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Tactical Allocation Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)

Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Nevin Chitkara Pilar Gomez-Bravo Steven Gorham Richard Hawkins Benjamin Nastou Robert Persons Natalie Shapiro Benjamin Stone Erik Weisman Barnaby Wiener

MFS Global Tactical Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

MFS Global Tactical Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

MFS Global Tactical Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 15.39% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2013

MFS® GOVERNMENT SECURITIES PORTFOLIO

MFS® Variable Insurance Trust II

GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	48.8%
U.S. Treasury Securities	37.9%
U.S. Government Agencies	6.9%
Commercial Mortgage-Backed Securities	2.8%
High Grade Corporates	0.5%

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	0.2%
A	0.8%
BBB	1.3%
U.S. Government	37.9%
Federal Agencies	55.7%
Cash & Other	3.1%

Portfolio facts (i)
Average Duration (d)	4.8
Average Effective Maturity (m)	6.1 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Government Securities Portfolio (“fund”) provided a total return of –2.59%, while Service Class shares of the fund provided a total return of –2.90%. These compare with a return of –2.10% over the same period for the fund’s benchmark, the Barclays US Government/Mortgage Bond Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Factors Affecting Performance

Early in the reporting period, the fund’s greater exposure to lower coupon mortgage-backed securities relative to the Barclays US Government/Mortgage Bond Index weakened relative returns.

The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was a positive factor for relative performance. The fund’s out-of-benchmark holdings of agency multi-family bonds and commercial mortgage-backed securities also benefited relative performance as these issues outperformed the benchmark during the period. Strong bond selection was another area of relative strength.

Respectfully,

Geoffrey Schechter

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	(2.59)%	3.26%	4.16%
Service Class	8/24/01	(2.90)%	2.99%	3.90%

Comparative benchmark
Barclays U.S. Government/Mortgage Bond Index (f)		(2.10)%	3.00%	4.37%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.60%	$1,000.00	$997.73	$3.02
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$995.58	$4.28
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 96.4%
Agency – Other – 3.9%
Financing Corp., 9.4%, 2018	$6,495,000	$8,434,284
Financing Corp., 9.8%, 2018	7,760,000	10,278,640
Financing Corp., 10.35%, 2018	3,915,000	5,355,704
Financing Corp., STRIPS, 0%, 2017	10,160,000	9,505,991

		$33,574,619

Asset-Backed & Securitized – 2.8%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$1,860,000	$2,036,758
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	3,870,649	4,217,076
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.759%, 2039	2,537,809	2,784,390
CWCapital Cobalt Ltd., “A4”, FRN, 5.77%, 2046	3,239,737	3,583,736
Goldman Sachs Mortgage Securities Corp., FRN, 5.803%, 2045	3,910,026	4,292,994
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.927%, 2051	2,217,381	2,237,266
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.805%, 2049	3,985,116	4,432,186

		$23,584,406

Local Authorities – 0.5%
Nashville & Davidson County, TN, Metropolitan Government Convention Center Authority (Build America Bonds), 6.731%, 2043	$2,225,000	$2,450,593
San Francisco, CA, City & County Public Utilities Commission, Water Rev. (Build America Bonds), 6%, 2040	320,000	364,355
University of California Rev. (Build America Bonds), 5.77%, 2043	1,345,000	1,482,203

		$4,297,151

Mortgage-Backed – 48.6%
Fannie Mae, 4.495%, 2014	$485,262	$486,755
Fannie Mae, 4.502%, 2014	1,672,283	1,668,165
Fannie Mae, 4.72%, 2014	433,331	428,326
Fannie Mae, 4.77%, 2014	731,936	733,973
Fannie Mae, 4.82%, 2014 – 2015	883,889	910,978
Fannie Mae, 4.877%, 2014	3,792,199	3,803,012
Fannie Mae, 5.1%, 2014 – 2019	1,192,200	1,220,936
Fannie Mae, 2.38%, 2015	625,000	637,203
Fannie Mae, 4.56%, 2015	1,114,660	1,156,338
Fannie Mae, 4.62%, 2015	1,516,759	1,550,408
Fannie Mae, 4.665%, 2015	754,294	775,977
Fannie Mae, 4.74%, 2015	710,182	733,423
Fannie Mae, 4.78%, 2015	857,832	894,490
Fannie Mae, 4.81%, 2015	975,113	1,016,965
Fannie Mae, 4.815%, 2015	892,311	925,041
Fannie Mae, 4.85%, 2015	541,108	555,456
Fannie Mae, 4.856%, 2015	293,015	305,332

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 4.87%, 2015	$569,115	$589,737
Fannie Mae, 4.89%, 2015	720,795	742,355
Fannie Mae, 4.908%, 2015	1,168,604	1,207,395
Fannie Mae, 4.997%, 2015	150,931	158,285
Fannie Mae, 5.463%, 2015	2,971,330	3,153,002
Fannie Mae, 5.132%, 2016	1,363,303	1,456,487
Fannie Mae, 5.432%, 2016	1,546,374	1,667,947
Fannie Mae, 5.725%, 2016	1,600,070	1,758,483
Fannie Mae, 6.5%, 2016 – 2037	2,330,714	2,606,282
Fannie Mae, 1.18%, 2017	878,627	876,634
Fannie Mae, 4.99%, 2017	2,691,735	2,772,624
Fannie Mae, 5.5%, 2017 – 2038	28,257,731	31,031,217
Fannie Mae, 6%, 2017 – 2037	3,944,573	4,319,729
Fannie Mae, 3.743%, 2018	625,065	676,985
Fannie Mae, 3.8%, 2018	633,064	674,227
Fannie Mae, 3.99%, 2018	600,000	648,597
Fannie Mae, 4%, 2018 – 2041	8,461,295	8,749,961
Fannie Mae, 4.19%, 2018	386,343	420,011
Fannie Mae, 5%, 2018 – 2041	20,659,587	22,385,049
Fannie Mae, 5.194%, 2018	1,230,765	1,326,885
Fannie Mae, 5.68%, 2018	493,299	542,462
Fannie Mae, 1.97%, 2019	392,328	385,521
Fannie Mae, 1.99%, 2019	1,000,000	996,766
Fannie Mae, 4.5%, 2019 – 2041	18,888,299	20,083,876
Fannie Mae, 4.67%, 2019	525,000	578,791
Fannie Mae, 4.83%, 2019	377,829	418,726
Fannie Mae, 4.864%, 2019	2,439,809	2,714,556
Fannie Mae, 5.05%, 2019	316,999	345,149
Fannie Mae, 5.6%, 2019	553,736	604,095
Fannie Mae, 3.87%, 2020	734,688	779,481
Fannie Mae, 4.14%, 2020	453,525	486,490
Fannie Mae, 4.88%, 2020	411,010	447,929
Fannie Mae, 2.56%, 2021	247,901	238,910
Fannie Mae, 2.67%, 2022	485,544	471,456
Fannie Mae, 7.5%, 2022 – 2031	372,575	435,805
Fannie Mae, 2.41%, 2023	686,382	639,164
Fannie Mae, 2.55%, 2023	592,119	557,541
Fannie Mae, 2.59%, 2023	375,507	354,311
Fannie Mae, 2.73%, 2023	543,973	519,867
Fannie Mae, 4.5%, 2025	409,297	435,755
Fannie Mae, 3%, 2027	4,484,790	4,581,773
Fannie Mae, 2.5%, 2028	1,249,659	1,238,301
Fannie Mae, 3.5%, 2042	2,290,407	2,279,411
Fannie Mae, 3.5%, 2043	1,537,813	1,529,195
Fannie Mae, TBA, 4.5%, 2043	17,429,000	18,350,150
Fannie Mae, TBA, 3%, 2028	4,785,000	4,858,457
Fannie Mae, TBA, 4%, 2044	30,911,000	31,620,987
Freddie Mac, 1.655%, 2016	2,969,038	3,010,334
Freddie Mac, 1.426%, 2017	5,495,000	5,511,606
Freddie Mac, 2.22%, 2018	1,500,000	1,503,114
Freddie Mac, 2.303%, 2018	2,800,000	2,828,566
Freddie Mac, 3.154%, 2018	2,151,000	2,255,900

6

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 5%, 2018 – 2040	$4,312,369	$4,649,581
Freddie Mac, 1.869%, 2019	3,000,000	2,897,736
Freddie Mac, 1.883%, 2019	5,750,000	5,623,966
Freddie Mac, 2.086%, 2019	2,800,000	2,772,165
Freddie Mac, 4.186%, 2019	814,000	883,468
Freddie Mac, 5.085%, 2019	3,191,000	3,597,792
Freddie Mac, 6%, 2019 – 2038	9,305,664	10,368,610
Freddie Mac, 2.313%, 2020	3,022,000	2,969,049
Freddie Mac, 3.3%, 2020	1,997,044	1,963,358
Freddie Mac, 3.32%, 2020 – 2023	2,735,667	2,754,053
Freddie Mac, 4.224%, 2020	1,911,350	2,060,514
Freddie Mac, 4.251%, 2020	1,449,000	1,566,278
Freddie Mac, 2.682%, 2022	1,500,000	1,418,298
Freddie Mac, 4.5%, 2022 – 2040	3,633,512	3,863,596
Freddie Mac, 5.5%, 2022 – 2041	7,574,074	8,327,749
Freddie Mac, 3.06%, 2023	886,000	851,898
Freddie Mac, 3.25%, 2023	3,500,000	3,447,692
Freddie Mac, 3.458%, 2023	1,852,000	1,837,390
Freddie Mac, 4%, 2025 – 2043	4,711,818	4,892,255
Freddie Mac, 2.5%, 2028	22,222,689	22,057,867
Freddie Mac, 6.5%, 2032 – 2037	1,483,627	1,653,274
Freddie Mac, 3.5%, 2041 – 2043	28,318,019	28,133,447
Freddie Mac, 3%, 2043	12,841,826	12,181,711
Freddie Mac, 3.882%, 2048	2,158,000	2,322,146
Freddie Mac, TBA, 4%, 2017	1,255,000	1,280,786
Ginnie Mae, 5.5%, 2033 – 2042	4,876,566	5,385,983
Ginnie Mae, 4%, 2039 – 2041	2,355,030	2,451,899
Ginnie Mae, 4.5%, 2039 – 2041	11,314,454	12,167,102
Ginnie Mae, 3.5%, 2041 – 2043	20,657,789	20,871,870
Ginnie Mae, 3%, 2043	6,218,821	6,019,092
Ginnie Mae, 5.612%, 2058	2,575,006	2,690,735
Ginnie Mae, 6.357%, 2058	1,390,895	1,465,389
Ginnie Mae, TBA, 4%, 2043	14,900,000	15,387,161

		$417,443,025

U.S. Government Agencies and Equivalents – 2.9%
Aid-Egypt, 4.45%, 2015	$3,162,000	$3,375,552
Hashemite Kingdom of Jordan, 2.503%, 2020	2,742,000	2,682,364
Private Export Funding Corp., 1.875%, 2018	2,300,000	2,300,271
Small Business Administration, 6.35%, 2021	406,098	445,335
Small Business Administration, 6.34%, 2021	344,946	376,637
Small Business Administration, 6.44%, 2021	555,669	615,089
Small Business Administration, 6.625%, 2021	693,899	762,744
Small Business Administration, 6.07%, 2022	448,999	490,560
Small Business Administration, 4.98%, 2023	529,912	575,256
Small Business Administration, 4.77%, 2024	1,157,066	1,231,581
Small Business Administration, 5.52%, 2024	666,051	726,013

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 4.99%, 2024	$98,519	$106,765
Small Business Administration, 5.11%, 2025	900,855	964,807
Small Business Administration, 2.21%, 2033	1,448,642	1,356,767
Small Business Administration, 2.22%, 2033	2,551,043	2,384,524
Small Business Administration, 3.15%, 2033	2,300,000	2,257,827
Small Business Administration, 3.16%, 2033	1,300,000	1,280,968
Small Business Administration, 3.62%, 2033	800,000	811,536
Tennessee Valley Authority, 1.75%, 2018	1,889,000	1,876,274
U.S. Department of Housing & Urban Development, 6.36%, 2016	290,000	290,494
U.S. Department of Housing & Urban Development, 6.59%, 2016	157,000	157,213

		$25,068,577

U.S. Treasury Obligations – 37.7%
U.S. Treasury Bonds, 9.25%, 2016	$19,000	$22,527
U.S. Treasury Bonds, 7.5%, 2016	218,000	259,761
U.S. Treasury Bonds, 7.875%, 2021	177,000	240,554
U.S. Treasury Bonds, 6.25%, 2023	2,891,000	3,707,708
U.S. Treasury Bonds, 6%, 2026	2,699,000	3,438,693
U.S. Treasury Bonds, 6.75%, 2026	1,862,000	2,527,665
U.S. Treasury Bonds, 6.375%, 2027	326,000	431,899
U.S. Treasury Bonds, 5.25%, 2029	284,000	340,977
U.S. Treasury Bonds, 5%, 2037	488,000	578,661
U.S. Treasury Bonds, 4.375%, 2038	3,894,000	4,222,556
U.S. Treasury Bonds, 4.5%, 2039	40,053,500	44,234,084
U.S. Treasury Bonds, 3.125%, 2043	3,848,700	3,281,017
U.S. Treasury Notes, 4%, 2014	211,000	211,981
U.S. Treasury Notes, 1.875%, 2014	9,730,000	9,757,361
U.S. Treasury Notes, 1.875%, 2014	12,853,000	12,927,303
U.S. Treasury Notes, 4%, 2015	6,718,000	7,002,729
U.S. Treasury Notes, 2.125%, 2015	34,052,000	34,957,851
U.S. Treasury Notes, 2.625%, 2016	201,000	210,861
U.S. Treasury Notes, 0.875%, 2016	110,742,000	110,984,303
U.S. Treasury Notes, 2.625%, 2018	17,249,000	18,095,270
U.S. Treasury Notes, 2.75%, 2019	13,302,400	13,930,114
U.S. Treasury Notes, 3.125%, 2019	4,427,000	4,714,410
U.S. Treasury Notes, 2.625%, 2020	8,002,000	8,156,415
U.S. Treasury Notes, 2%, 2020	4,541,000	4,415,060
U.S. Treasury Notes, 3.125%, 2021	1,901,000	1,978,823
U.S. Treasury Notes, 1.75%, 2022	31,412,000	28,997,202
U.S. Treasury Notes, 2.5%, 2023	4,669,000	4,475,311

		$324,101,096

Total Bonds (Identified Cost, $821,089,920)		$828,068,874

7

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS – 11.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	94,206,127	$94,206,127

Total Investments (Identified Cost, $915,296,047)		$922,275,001

OTHER ASSETS, LESS LIABILITIES – (7.4)%		(63,539,938)

Net Assets – 100.0%		$858,735,063

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

See Notes to Financial Statements

8

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $821,089,920)	$828,068,874
Underlying affiliated funds, at cost and value	94,206,127
Total investments, at value (identified cost, $915,296,047)	$922,275,001
Receivables for
Investments sold	5,654,389
TBA sale commitments	72,167,655
Fund shares sold	29,775
Interest	4,005,677
Other assets	7,442
Total assets		$1,004,139,939
Liabilities
Payables for
TBA purchase commitments	$144,572,626
Fund shares reacquired	699,323
Payable to affiliates
Investment adviser	24,377
Shareholder servicing costs	52
Distribution and/or service fees	4,781
Payable for independent Trustees’ compensation	27
Accrued expenses and other liabilities	103,690
Total liabilities		$145,404,876
Net assets		$858,735,063
Net assets consist of
Paid-in capital	$851,658,406
Unrealized appreciation (depreciation) on investments	6,978,954
Accumulated distributions in excess of net realized gain on investments	(19,360,514)
Undistributed net investment income	19,458,217
Net assets		$858,735,063
Shares of beneficial interest outstanding		67,681,109

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$510,316,503	40,102,428	$12.73
Service Class	348,418,560	27,578,681	12.63

See Notes to Financial Statements

9

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Interest	$22,059,896
Dividends from underlying affiliated funds	185,201
Total investment income		$22,245,097
Expenses
Management fee	$4,937,946
Distribution and/or service fees	945,191
Shareholder servicing costs	10,495
Administrative services fee	120,506
Independent Trustees’ compensation	17,094
Custodian fee	94,097
Shareholder communications	55,475
Audit and tax fees	58,101
Legal fees	7,976
Miscellaneous	41,834
Total expenses		$6,288,715
Fees paid indirectly	(371)
Reduction of expenses by investment adviser	(10,469)
Net expenses		$6,277,875
Net investment income		$15,967,222
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$(8,435,679)
Change in unrealized appreciation (depreciation) on investments		$(32,596,081)
Net realized and unrealized gain (loss) on investments		$(41,031,760)
Change in net assets from operations		$(25,064,538)

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$15,967,222	$15,498,073
Net realized gain (loss) on investments	(8,435,679)	9,075,857
Net unrealized gain (loss) on investments	(32,596,081)	(9,104,959)
Change in net assets from operations	$(25,064,538)	$15,468,971
Distributions declared to shareholders
From net investment income	$(18,857,056)	$(19,810,017)
From net realized gain on investments	(7,216,557)	(5,909,509)
Total distributions declared to shareholders	$(26,073,613)	$(25,719,526)
Change in net assets from fund share transactions	$(31,844,770)	$267,475,908
Total change in net assets	$(82,982,921)	$257,225,353
Net assets
At beginning of period	941,717,984	684,492,631
At end of period (including undistributed net investment income of $19,458,217 and $18,855,153, respectively)	$858,735,063	$941,717,984

See Notes to Financial Statements

11

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$13.49	$13.72	$13.27		$13.14	$13.23
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.32	$0.39		$0.45	$0.50
Net realized and unrealized gain (loss) on investments	(0.60)	0.03 (g)	0.58		0.16	0.08
Total from investment operations	$(0.35)	$0.35	$0.97		$0.61	$0.58
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.45)	$(0.52)		$(0.48)	$(0.67)
From net realized gain on investments	(0.11)	(0.13)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.41)	$(0.58)	$(0.52)		$(0.48)	$(0.67)
Net asset value, end of period (x)	$12.73	$13.49	$13.72		$13.27	$13.14
Total return (%) (k)(r)(s)(x)	(2.59)	2.53	7.40		4.75	4.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.60	0.63		0.64	0.64
Expenses after expense reductions (f)	0.59	0.60	N/A		N/A	N/A
Net investment income	1.89	2.33	2.88		3.39	3.85
Portfolio turnover	130	78	29		36	36
Net assets at end of period (000 omitted)	$510,317	$537,397	$264,328		$227,694	$250,133

See Notes to Financial Statements

12

MFS Government Securities Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$13.39	$13.62	$13.18		$13.06	$13.15
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.29	$0.35		$0.41	$0.46
Net realized and unrealized gain (loss) on investments	(0.60)	0.02 (g)	0.57		0.17	0.08
Total from investment operations	$(0.39)	$0.31	$0.92		$0.58	$0.54
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.41)	$(0.48)		$(0.46)	$(0.63)
From net realized gain on investments	(0.11)	(0.13)	(0.00	)(w)	—	—
Total distributions declared to shareholders	$(0.37)	$(0.54)	$(0.48)		$(0.46)	$(0.63)
Net asset value, end of period (x)	$12.63	$13.39	$13.62		$13.18	$13.06
Total return (%) (k)(r)(s)(x)	(2.90)	2.27	7.11		4.49	4.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.88		0.89	0.89
Expenses after expense reductions (f)	0.84	0.85	N/A		N/A	N/A
Net investment income	1.63	2.16	2.64		3.13	3.54
Portfolio turnover	130	78	29		36	36
Net assets at end of period (000 omitted)	$348,419	$404,321	$420,164		$440,930	$417,263

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is

14

MFS Government Securities Portfolio

Notes to Financial Statements – continued

principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$382,744,292	$—	$382,744,292
U.S. Corporate Bonds	—	4,297,151	—	4,297,151
Residential Mortgage-Backed Securities	—	417,443,025	—	417,443,025
Commercial Mortgage-Backed Securities	—	23,584,406	—	23,584,406
Mutual Funds	94,206,127	—	—	94,206,127
Total Investments	$94,206,127	$828,068,874	$—	$922,275,001

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

15

MFS Government Securities Portfolio

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$21,591,850	$23,925,510
Long-term capital gains	4,481,763	1,794,016
Total distributions	$26,073,613	$25,719,526

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$924,641,457
Gross appreciation	14,073,769
Gross depreciation	(16,440,225)
Net unrealized appreciation (depreciation)	$(2,366,456)
Undistributed ordinary income	19,458,217
Capital loss carryforwards	(9,945,371)
Other temporary differences	(69,733)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such post-enactment losses are characterized as follows:

Short-Term	$(7,395,928)
Long-Term	(2,549,443)
Total	$(9,945,371)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$11,556,212	$7,988,058	$4,192,554	$2,260,778
Service Class	7,300,844	11,821,959	3,024,003	3,648,731
Total	$18,857,056	$19,810,017	$7,216,557	$5,909,509

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.55%
Average daily net assets in excess of $1 billion	0.50%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $8,107, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, began receiving a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $10,445, which equated to 0.0012% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $50.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0134% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,547 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,362, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,105,457,640	$1,137,008,897
Investments (non-U.S. Government securities)	$32,112,149	$11,352,599

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:.

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,159,387	$41,290,278	22,950,076	$310,242,152
Service Class	3,693,154	47,861,441	4,062,154	54,796,819
	6,852,541	$89,151,719	27,012,230	$365,038,971
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,250,895	$15,748,766	764,268	$10,248,836
Service Class	825,327	10,324,847	1,161,463	15,470,690
	2,076,222	$26,073,613	1,925,731	$25,719,526
Shares reacquired
Initial Class	(4,136,579)	$(54,381,379)	(3,144,680)	$(43,168,053)
Service Class	(7,128,122)	(92,688,723)	(5,878,104)	(80,114,536)
	(11,264,701)	$(147,070,102)	(9,022,784)	$(123,282,589)
Net change
Initial Class	273,703	$2,657,665	20,569,664	$277,322,935
Service Class	(2,609,641)	(34,502,435)	(654,487)	(9,847,027)
	(2,335,938)	$(31,844,770)	19,915,177	$267,475,908

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 25%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $4,346 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	254,827,213	262,319,320	(422,940,406)	94,206,127

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$185,201	$94,206,127

18

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

19

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

20

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Geoffrey Schechter

21

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

22

MFS Government Securities Portfolio

Board Review of Investment Advisory Agreement – continued

of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

23

MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $4,930,000 as capital gain dividends paid during the fiscal year.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2013

MFS® EMERGING MARKETS EQUITY PORTFOLIO

MFS® Variable Insurance Trust II

FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	4.2%
Samsung Electronics Co. Ltd.	4.1%
Naspers Ltd.	2.8%
Kia Motors Corp.	2.8%
Housing Development Finance Corp. Ltd.	2.4%
Cognizant Technology Solutions	2.4%
Hon Hai Precision Industry Co. Ltd.	1.9%
China Construction Bank	1.8%
Siliconware Precision Industries Co. Ltd.	1.8%
Vale S.A., ADR	1.7%

Equity sectors
Financial Services	22.4%
Technology	16.5%
Utilities & Communications	8.9%
Retailing	8.9%
Energy	8.1%
Autos & Housing	6.7%
Special Products & Services	6.0%
Basic Materials	5.7%
Leisure	5.6%
Consumer Staples	4.7%
Industrial Goods & Services	3.1%
Health Care	2.5%
Transportation	1.5%

Issuer country weightings (x)
Brazil	17.2%
China	12.6%
South Korea	12.4%
Taiwan	10.0%
India	7.6%
Hong Kong	6.5%
Russia	5.8%
Mexico	5.7%
South Africa	4.9%
Other Countries	17.3%

Currency exposure weightings (y)
Hong Kong Dollar	19.5%
Brazilian Real	17.2%
South Korean Won	12.4%
Taiwan Dollar	10.0%
United States Dollar	7.8%
Indian Rupee	7.6%
Mexican Peso	5.7%
South African Rand	4.9%
Thailand Baht	2.3%
Other Currencies	12.6%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Emerging Markets Equity Portfolio (“fund”) provided a total return of –5.21%, while Service Class shares provided a total return of –5.40%. These compare with a return of –2.27% over the same period for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

The combination of weak stock selection and an overweight position in the retailing sector detracted from performance relative to the MSCI Emerging Markets Index. Within this sector, holdings of global sourcing and supply chain management company Li & Fung (b) (Hong Kong) and an overweight position in Brazil-based marketing firm Cia. Hering dampened relative performance. Li & Fung shares traded lower early in the period after the company announced weak earnings related to decreased operating income driven by a slower-than-expected recovery at its US-based business unit.

Security selection in the financial services sector also detracted from relative performance. The timing of the fund’s ownership in banking firm ICICI (h) (India) and overweight position in bank Turkiye Garanti Bankasi A.S. (Turkey) hindered relative performance as both stocks underperformed the benchmark during the reporting period.

Stock selection in the autos & housing sector held back relative performance. The timing of the fund’s ownership in automotive parts manufacturers, Ford Otomotiv Sanayi (Turkey) and Mando (h) (South Korea), hurt relative returns. Shares of Ford Otomotiv Sanayi declined as the company reported net profits that significantly decreased year-over-year. Lower operating margins, flat domestic revenues, lower-than-expected taxation income and foreign exchange headwinds were factors that negatively impacted the company’s bottom line. Not holding strong-performing South Korean automobile company Hyundai Motor also softened relative results as the stock outperformed the benchmark during the reporting period

Elsewhere, holdings of cable company Dish Tv India (b)(h) (India), overweight position in Indonesian cellular company PT XL Axiata Tbk, and not holding shares of strong-performing telecommunications company Tencent (China) weighed on relative performance.

Contributors to Performance

The combination of underweight positions and positive stock selection in both the basic materials and energy sectors contributed to relative performance. There were no individual securities within either sector that were among the fund’s top relative contributors for the period.

Stock selection in both the industrial goods & services and consumer staples sectors also bolstered relative performance. Within industrial goods & services, an overweight position in Mexican industrial construction company Promotora y Operadora de Infraestructura benefited relative results. Within consumer staples, an overweight position in health care company Dabur India Ltd. (India) was a top relative contributor.

Elsewhere, the fund’s holdings of information technology company Cognizant Technology Solutions (b) and semiconductor company Seoul Semiconductor (b) (South Korea) contributed to relative performance. Overweight positions in South Korean internet search engine NAVER (h), multimedia company Naspers (South Africa), Taiwan-based semiconductor company Siliconware Precision Industries, diversified bank Hana Financial Group (South Korea), Czech bank Komercni Banka and Russian telecommunications

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

services firm Mobile TeleSystems OJSC also supported relative performance as all six stocks posted strong performance over the reporting period. Shares of NAVER appreciated during the latter half of the period as the company reported sales results that beat consensus estimates on the back of strong game sales growth. Additionally, news that the company may consider listing its Japan-based messenger service business on the US stock market further supported results.

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/05/96	(5.21)%	13.90%	10.21%
Service Class	8/24/01	(5.40)%	13.61%	9.94%

Comparative benchmark
MSCI Emerging Markets Index (f)		(2.27)%	15.15%	11.52%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	1.40%	$1,000.00	$1,057.82	$7.26
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
Service Class	Actual	1.65%	$1,000.00	$1,056.91	$8.55
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 100.6%
Airlines – 0.4%
Copa Holdings S.A., “A”	2,109	$337,672

Alcoholic Beverages – 2.2%
AmBev S.A., ADR	110,675	$813,461
SABMiller PLC	20,530	1,054,236

		$1,867,697

Apparel Manufacturers – 4.2%
Belle International Holdings Ltd.	659,000	$766,718
Cia.Hering S.A.	37,200	471,455
Li & Fung Ltd.	926,000	1,196,599
Stella International Holdings	429,000	1,093,205

		$3,527,977

Automotive – 5.4%
Exide Industries Ltd.	332,351	$661,424
Ford Otomotiv Sanayi A.S.	49,775	525,776
Guangzhou Automobile Group Co. Ltd., “H”	976,000	1,078,267
Kia Motors Corp. (a)	44,180	2,348,508

		$4,613,975

Brokerage & Asset Managers – 1.0%
BM&F Bovespa S.A.	136,700	$640,840
Bolsa Mexicana de Valores S.A. de C.V.	106,500	244,135

		$884,975

Business Services – 3.0%
Cognizant Technology Solutions Corp., “A” (a)	19,920	$2,011,522
LPS Brasil – Consultoria de Imoveis S.A.	56,300	344,589
Multiplus S.A.	18,200	230,812

		$2,586,923

Cable TV – 3.9%
Astro Malaysia Holdings Berhad	1,006,300	$921,661
Naspers Ltd.	22,580	2,359,190

		$3,280,851

Computer Software – Systems – 2.1%
Asustek Computer, Inc.	10,000	$89,922
Hon Hai Precision Industry Co. Ltd.	616,009	1,655,588

		$1,745,510

Conglomerates – 0.8%
First Pacific Co. Ltd.	585,400	$668,957

Construction – 1.2%
Anhui Conch Cement Co. Ltd.	284,500	$1,062,804

Consumer Products – 1.5%
Dabur India Ltd.	372,811	$1,026,730
Kimberly-Clark de Mexico S.A. de C.V., “A”	92,810	263,577

		$1,290,307

Consumer Services – 2.1%
Abril Educacao S.A., IEU	20,730	$293,475
Anhanguera Educacional Participacoes S.A.	66,000	416,827

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Services – continued
Estacio Participacoes S.A.	70,490	$609,813
Kroton Educacional S.A.	30,216	502,821

		$1,822,936

Electronics – 11.5%
MediaTek, Inc.	45,000	$669,636
Samsung Electronics Co. Ltd.	2,658	3,455,513
Seoul Semiconductor Co. Ltd. (a)	14,514	555,612
Siliconware Precision Industries Co. Ltd.	1,268,000	1,514,614
Taiwan Semiconductor Manufacturing Co. Ltd.	1,012,258	3,583,244

		$9,778,619

Energy – Independent – 3.8%
China Shenhua Energy Co. Ltd.	425,500	$1,350,219
INPEX Corp.	44,500	569,614
Reliance Industries Ltd.	88,111	1,275,191

		$3,195,024

Energy – Integrated – 3.4%
OAO Gazprom, ADR	118,194	$1,010,559
OAO NOVATEK, GDR	4,000	547,600
Petroleo Brasileiro S.A., ADR	97,782	1,347,436

		$2,905,595

Engineering – Construction – 1.0%
Mills Estruturas e Servicos de Engenharia S.A.	38,100	$532,924
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	24,100	287,985

		$820,909

Food & Beverages – 0.9%
Arca Continental S.A.B de C.V.	42,076	$263,126
M. Dias Branco S.A. Industria e Comercio de Alimentos	12,700	538,307

		$801,433

Food & Drug Stores – 3.1%
Dairy Farm International Holdings Ltd.	49,500	$470,250
E-Mart Co. Ltd. (a)	4,021	1,015,394
Magnit OJSC	2,328	652,462
Wumart Stores, Inc., “H”	311,000	505,345

		$2,643,451

Forest & Paper Products – 0.6%
Fibria Celulose S.A. (a)	40,100	$469,965

Gaming & Lodging – 1.2%
Minor International PLC	446,830	$281,478
Shangri-La Asia Ltd.	364,000	709,758

		$991,236

General Merchandise – 1.6%
Mr. Price Group Ltd.	29,762	$464,560
PT Mitra Adiperkasa Tbk	337,500	152,527

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
General Merchandise – continued
Woolworths Ltd.	103,118	$733,819

		$1,350,906

Health Maintenance Organizations – 1.1%
OdontoPrev S.A.	140,700	$586,238
Qualicorp S.A. (a)	38,200	364,311

		$950,549

Insurance – 3.2%
Brasil Insurance Participacoes e Administracao S.A.	67,300	$520,600
Cathay Financial Holding Co. Ltd.	588,000	951,935
China Pacific Insurance Co. Ltd.	307,800	1,220,148

		$2,692,683

Internet – 2.3%
51job, Inc., ADR (a)	6,440	$501,676
NHN Corp. (a)	2,095	1,437,229

		$1,938,905

Machinery & Tools – 2.1%
Glory Ltd.	26,700	$690,889
Sinotruk Hong Kong Ltd.	455,000	255,684
Thermax Ltd.	31,488	361,917
TK Corp. (a)	24,345	508,653

		$1,817,143

Major Banks – 1.5%
Standard Chartered PLC	56,043	$1,253,222

Medical & Health Technology & Services – 0.3%
Fleury S.A.	33,000	$257,370

Medical Equipment – 0.6%
Top Glove Corp.	283,800	$487,802

Metals & Mining – 5.1%
Gerdau S.A., ADR	62,710	$491,646
Grupo Mexico S.A.B. de C.V., “B”	168,717	558,621
Iluka Resources Ltd.	116,478	897,548
Steel Authority of India Ltd.	442,450	518,236
Usinas Siderurgicas de Minas Gerais S.A., IPS (a)	66,400	399,934
Vale S.A., ADR	96,048	1,464,732

		$4,330,717

Network & Telecom – 0.7%
VTech Holdings Ltd.	43,500	$564,906

Oil Services – 0.9%
Lamprell PLC (a)	199,760	$463,937
OAO TMK, GDR	26,620	313,850

		$777,787

Other Banks & Diversified Financials – 13.6%
Banco Santander S.A., IEU	66,800	$395,831
Bangkok Bank Public Co. Ltd.	249,300	1,350,438
China Construction Bank	1,999,670	1,518,555
Compartamos S.A.B. de C.V.	134,950	252,401

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Credicorp Ltd.	2,627	$348,682
Grupo Financiero Banorte S.A. de C.V.	64,200	449,225
Hana Financial Group, Inc.	29,200	1,214,649
Housing Development Finance Corp. Ltd.	156,667	2,012,698
Itau Unibanco Holding S.A., ADR	47,167	640,056
Kasikornbank Co. Ltd.	67,100	323,656
Komercni Banka A.S.	3,806	849,634
Sberbank of Russia	472,410	1,451,349
Turkiye Garanti Bankasi A.S.	236,823	767,002

		$11,574,176

Pharmaceuticals – 0.5%
Genomma Lab Internacional S.A., “B” (a)	143,900	$403,601

Railroad & Shipping – 1.2%
All America Latina Logistica S.A.	72,200	$200,755
CCR S.A.	35,130	264,601
Diana Shipping, Inc. (a)	38,580	512,728

		$978,084

Real Estate – 3.1%
Brasil Brokers Participacoes	123,300	$305,735
Concentradora Fibra Danhos S.A. de C.V., REIT (a)	215,500	414,280
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	184,000	294,535
Hang Lung Properties Ltd.	267,000	848,231
Macquarie Mexico Real Estate S.A. de C.V., REIT	231,500	457,273
Multiplan Empreendimentos Imobiliarios S.A.	13,015	275,278

		$2,595,332

Restaurants – 0.6%
Ajisen China Holdings Ltd.	502,000	$520,967

Telecommunications – Wireless – 4.4%
America Movil S.A.B. de C.V., “L”, ADR	39,254	$917,366
China Mobile Ltd.	46,000	478,837
Mobile TeleSystems OJSC, ADR	44,942	972,095
MTN Group Ltd.	30,934	639,971
TIM Participacoes S.A., ADR	9,767	256,286
Turkcell Iletisim Hizmetleri A.S. (a)	86,720	458,014

		$3,722,569

Telephone Services – 2.4%
China Unicom (Hong Kong) Ltd.	962,000	$1,444,109
PT XL Axiata Tbk	1,457,500	622,761

		$2,066,870

Utilities – Electric Power – 1.9%
Alupar Investimento S.A., IEU (a)	40,900	$281,710
CESC Ltd.	82,921	624,511
Energias do Brasil S.A.	86,100	414,214
Tractebel Energia S.A.	18,200	277,253

		$1,597,688

8

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Water – 0.2%
Aguas Andinas S.A.	308,528	$199,579

Total Common Stocks (Identified Cost, $72,849,034)		$85,377,672

MONEY MARKET FUNDS – 0.2%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	165,075	$165,075

Total Investments (Identified Cost, $73,014,109)		$85,542,747

OTHER ASSETS, LESS LIABILITIES – (0.8)%		(632,311)

Net Assets – 100.0%		$84,910,436

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

IEU	International Equity Unit

IPS	International Preference Stock

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $72,849,034)	$85,377,672
Underlying affiliated funds, at cost and value	165,075
Total investments, at value (identified cost, $73,014,109)	$85,542,747
Cash	74,443
Foreign currency, at value (identified cost, $75,586)	75,997
Receivables for
Investments sold	316,944
Fund shares sold	24,702
Interest and dividends	30,877
Other assets	1,145
Total assets		$86,066,855
Liabilities
Payables for
Investments purchased	$338,197
Fund shares reacquired	637,373
Payable to affiliates
Investment adviser	7,052
Shareholder servicing costs	42
Distribution and/or service fees	542
Payable for independent Trustees’ compensation	3
Deferred country tax expense payable	86,295
Accrued expenses and other liabilities	86,915
Total liabilities		$1,156,419
Net assets		$84,910,436
Net assets consist of
Paid-in capital	$74,849,975
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $31,760 deferred country tax)	12,496,278
Accumulated net realized gain (loss) on investments and foreign currency	(2,851,906)
Undistributed net investment income	416,089
Net assets		$84,910,436
Shares of beneficial interest outstanding		5,894,266

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$45,293,280	3,121,898	$14.51
Service Class	39,617,156	2,772,368	14.29

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Dividends	$2,110,515
Interest	140
Dividends from underlying affiliated funds	672
Foreign taxes withheld	(177,541)
Total investment income		$1,933,786
Expenses
Management fee	$923,449
Distribution and/or service fees	103,356
Shareholder servicing costs	8,146
Administrative services fee	22,110
Independent Trustees’ compensation	2,761
Custodian fee	178,037
Shareholder communications	19,705
Audit and tax fees	108,620
Legal fees	480
Miscellaneous	19,753
Total expenses		$1,386,417
Fees paid indirectly	(10)
Reduction of expenses by investment adviser	(50,809)
Net expenses		$1,335,598
Net investment income		$598,188
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $108,966 country tax)	$1,737,294
Foreign currency	(67,192)
Net realized gain (loss) on investments and foreign currency		$1,670,102
Change in unrealized appreciation (depreciation)
Investments (net of $214,579 decrease in deferred country tax)	$(6,904,611)
Translation of assets and liabilities in foreign currencies	(688)
Net unrealized gain (loss) on investments and foreign currency translation		$(6,905,299)
Net realized and unrealized gain (loss) on investments and foreign currency		$(5,235,197)
Change in net assets from operations		$(4,637,009)

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$598,188	$1,453,605
Net realized gain (loss) on investments and foreign currency	1,670,102	(4,436,311)
Net unrealized gain (loss) on investments and foreign currency translation	(6,905,299)	22,746,262
Change in net assets from operations	$(4,637,009)	$19,763,556
Distributions declared to shareholders
From net investment income	$(1,339,009)	$(1,400,009)
From net realized gain on investments	—	(5,621,397)
Total distributions declared to shareholders	$(1,339,009)	$(7,021,406)
Change in net assets from fund share transactions	$1,220,865	$(48,622,791)
Total change in net assets	$(4,755,153)	$(35,880,641)
Net assets
At beginning of period	89,665,589	125,546,230
At end of period (including undistributed net investment income of $416,089 and $1,333,324, respectively)	$84,910,436	$89,665,589

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.56	$13.84	$17.88	$14.54	$8.88
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.18	$0.21	$0.13	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.93)	2.35	(3.46)	3.31	5.80
Total from investment operations	$(0.81)	$2.53	$(3.25)	$3.44	$5.94
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.17)	$(0.09)	$(0.10)	$(0.28)
From net realized gain on investments	—	(0.64)	(0.70)	—	—
Total distributions declared to shareholders	$(0.24)	$(0.81)	$(0.79)	$(0.10)	$(0.28)
Net asset value, end of period (x)	$14.51	$15.56	$13.84	$17.88	$14.54
Total return (%) (k)(r)(s)(x)	(5.09)	18.76	(18.58)	23.82	68.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.35	1.36	1.55	1.71
Expenses after expense reductions (f)	1.40	1.35	1.36	1.40	1.40
Net investment income	0.78	1.23	1.28	0.86	1.24
Portfolio turnover	36	33	34	39	66
Net assets at end of period (000 omitted)	$45,293	$48,803	$88,928	$99,316	$71,026

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.32	$13.64	$17.64	$14.36	$8.76
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.13	$0.16	$0.09	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.90)	2.32	(3.40)	3.28	5.73
Total from investment operations	$(0.82)	$2.45	$(3.24)	$3.37	$5.84
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.13)	$(0.06)	$(0.09)	$(0.24)
From net realized gain on investments	—	(0.64)	(0.70)	—	—
Total distributions declared to shareholders	$(0.21)	$(0.77)	$(0.76)	$(0.09)	$(0.24)
Net asset value, end of period (x)	$14.29	$15.32	$13.64	$17.64	$14.36
Total return (%) (k)(r)(s)(x)	(5.28)	18.45	(18.77)	23.54	68.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.60	1.61	1.80	1.95
Expenses after expense reductions (f)	1.65	1.60	1.61	1.65	1.65
Net investment income	0.56	0.90	1.02	0.62	0.93
Portfolio turnover	36	33	34	39	66
Net assets at end of period (000 omitted)	$39,617	$40,863	$36,618	$37,146	$25,363

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Brazil	$14,609,275	$—	$—	$14,609,275
China	1,007,021	9,696,309	—	10,703,330
South Korea	10,535,560	—	—	10,535,560
Taiwan	8,464,940	—	—	8,464,940
India	6,480,702	—	—	6,480,702
Hong Kong	2,838,119	2,713,788	—	5,551,907
Russia	2,844,104	2,103,810	—	4,947,914
Mexico	4,806,127	—	—	4,806,127
South Africa	4,197,540	—	—	4,197,540
Other Countries	13,949,264	1,131,113	—	15,080,377
Mutual Funds	165,075	—	—	165,075
Total Investments	$69,897,727	$15,645,020	$—	$85,542,747

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $849,634 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $39,036,616 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$1,339,009	$2,236,279
Long-term capital gains	—	4,785,127
Total distributions	$1,339,009	$7,021,406

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$74,548,356
Gross appreciation	15,715,705
Gross depreciation	(4,721,314)
Net unrealized appreciation (depreciation)	$10,994,391
Undistributed ordinary income	417,077
Capital loss carryforwards	(1,263,124)
Other temporary differences	(87,883)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such post-enactment losses are characterized as follows:

Short-Term	$(547,681)
Long-Term	(715,443)
Total	$(1,263,124)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/13	Year ended 12/31/12	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$737,887	$1,051,896	$—	$3,957,778
Service Class	601,122	348,113	—	1,663,619
Total	$1,339,009	$1,400,009	$—	$5,621,397

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $804, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2015. For the year ended December 31, 2013, this reduction amounted to $49,776 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2013, the fee was $8,077, which equated to 0.0092% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2013, these costs amounted to $69.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0251% of the fund’s average daily net assets.

18

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $513 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $229, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $32,903,623 and $31,750,196 respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	435,731	$6,398,926	512,045	$7,556,283
Service Class	993,565	14,312,278	620,853	9,211,261
	1,429,296	$20,711,204	1,132,898	$16,767,544
Shares issued to shareholders in reinvestment of distributions
Initial Class	54,862	$737,887	349,593	$5,009,674
Service Class	45,368	601,122	142,474	2,011,732
	100,230	$1,339,009	492,067	$7,021,406
Shares reacquired
Initial Class	(505,032)	$(7,399,172)	(4,148,462)	$(60,765,216)
Service Class	(934,004)	(13,430,176)	(780,281)	(11,646,525)
	(1,439,036)	$(20,829,348)	(4,928,743)	$(72,411,741)
Net change
Initial Class	(14,439)	$(262,359)	(3,286,824)	$(48,199,259)
Service Class	104,929	1,483,224	(16,954)	(423,532)
	90,490	$1,220,865	(3,303,778)	$(48,622,791)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 7% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $393 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	25	20,173,551	(20,008,501)	165,075

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$672	$165,075

20

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

22

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Jose Luis Garcia Robert Lau

23

MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

25

MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Income derived from foreign sources was $2,110,626. The fund intends to pass through foreign tax credits of $279,958 for the fiscal year.

26

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ANNUAL REPORT

December 31, 2013

MFS® STRATEGIC INCOME PORTFOLIO

MFS® Variable Insurance Trust II

SIS-ANN

MFS® STRATEGIC INCOME PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE CHAIRMAN AND CEO

Dear Contract Owners:

As a new year begins, the global economy is recovering. U.S. economic growth accelerated in the second half of 2013. Now that the speculation is over regarding the timing of the U.S. Federal Reserve’s move to scale back its bond-buying program, investors are viewing the central bank’s decision to taper as a signal of confidence in the economic recovery.

The eurozone broke out of its lengthy recession halfway through the year. However, persistently high unemployment, particularly in Spain and Greece, continues to hinder the region’s economic growth.

China is progressing in its transition to a more consumption-based, domestic economy. Japan has succeeded in jump-starting its sluggish economy; driving down the yen’s value has made exports more attractive, leading to profit growth and a stock market surge. Although Japan could face a deterrent to growth in April, when its national sales tax rises to 8% from 5%, in the longer term the tax increase will help bolster the nation’s finances.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 14, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	48.4%
High Yield Corporates	32.2%
Non-U.S. Government Bonds	9.7%
Emerging Markets Bonds	4.5%
U.S. Government Agencies	1.1%
Commercial Mortgage-Backed Securities	0.7%
Floating Rate Loans	0.6%
Mortgage-Backed Securities	0.6%
Asset-Backed Securities	0.4%
Municipal Bonds	0.4%
Collateralized Debt Obligations	0.1%
U.S. Treasury Securities	(9.2)%

Composition including fixed income credit quality (a)(i)
AAA	2.5%
AA	4.1%
A	17.9%
BBB	37.4%
BB	14.0%
B	14.9%
CCC	5.4%
CC (o)	0.0%
C	0.3%
D (o)	0.0%
Federal Agencies	1.7%
Not Rated	(8.7)%
Non-Fixed Income	0.2%
Cash & Other	10.3%

Portfolio facts (i)
Average Duration (d)	4.4
Average Effective Maturity (m)	7.2 yrs.

Issuer country weightings (i)(x)
United States	67.2%
United Kingdom	4.9%
France	4.0%
Netherlands	2.6%
Italy	2.6%
Canada	2.4%
Germany	2.1%
Japan	2.0%
Australia	1.7%
Other Countries	10.5%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

MFS Strategic Income Portfolio

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Percentages are based on net assets as of 12/31/13.

The portfolio is actively managed and current holdings may be different.

3

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2013, Initial Class shares of the MFS Strategic Income Portfolio (“fund”) provided a total return of 1.46%, while Service Class shares of the fund provided a total return of 1.08%. These compare with a return of 7.44% over the same period for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. For the same period, the fund’s other benchmark, the MFS Strategic Income Blended Index (“Blended Index”), generated a return of 0.43%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

Detractors from Performance

Relative to the Blended Index, the portion of the fund’s return derived from yield, which was less than that of the benchmark, hindered results. The fund’s lesser exposure to Italian bonds also dampened relative performance.

Contributors to Performance

The fund’s greater exposure to the financial, banking, and industrial sectors aided relative performance as these market segments posted strong returns over the period. Yield curve (y) positioning in the US, particularly the fund’s lesser exposure to shifts in the long end of the yield curve (centered around maturities of 10 years), was another positive factor for the fund’s relative results.

Credit quality, primarily the fund’s greater exposure to “BBB” rated (r) securities, further supported relative returns. A lack of exposure to Turkish and Indonesian bonds also benefited relative performance. The fund actively manages currency exposure, principally employing forward currency contracts for this purpose. During the reporting period, the fund’s lesser exposure to the Japanese yen had a positive impact on the performance of the fund. Positive security selection was another area of relative strength.

Respectfully,

William Adams	Ward Brown	James Calmas	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Robert Persons	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Contract Owners: Effective April 30, 2013, Ward Brown is also a Portfolio Manager of the Fund.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

4

MFS Strategic Income Portfolio

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/13

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/13

Average annual total returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/06/98	1.46%	10.52%	5.73%
Service Class	8/24/01	1.08%	10.24%	5.46%

Comparative benchmarks
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		7.44%	18.96%	8.61%
MFS Strategic Income Blended Index (f)(w)		0.43%	9.76%	6.45%
Barclays U.S. Credit Bond Index (f)		(2.01)%	7.89%	5.23%
Barclays U.S. Government/Mortgage Bond Index (f)		(2.10)%	3.00%	4.37%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		1.42%	3.16%	4.25%
Citigroup World Government Bond Non-Dollar Index (f)		(4.56)%	2.27%	4.10%
JPMorgan Emerging Markets Bond Index Global (f)		(6.58)%	11.52%	8.30%

(f)	Source: FactSet Research Systems Inc.
(w)	MFS Strategic Income Blended Index is at a point in time and allocations during the period can change. As of December 31, 2013, the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

6

MFS Strategic Income Portfolio

Performance Summary – continued

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2013 through December 31, 2013

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During Period (p) 7/01/13-12/31/13
Initial Class	Actual	0.82%	$1,000.00	$1,032.89	$4.20
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$1,030.14	$5.48
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.

(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Changes to the portfolio’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 0.80% for the Initial Class shares and 1.05% for the Service Class shares; the actual expenses paid during the period would have been approximately $4.10 for the Initial Class shares and $5.37 for the Service Class shares; and the hypothetical expenses paid during the period would have been approximately $4.08 for the Initial Class shares and $5.35 for the Service Class shares. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

8

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 64.4%
Asset-Backed & Securitized – 1.2%
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.767%, 2040 (z)	$306,251	$161,959
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	11,881	12,178
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.759%, 2039	151,476	166,194
Crest Ltd., CDO, 7%, 2040 (p)	518,891	25,945
Falcon Franchise Loan LLC, FRN, 8.603%, 2023 (i)(z)	88,424	9,727
Falcon Franchise Loan LLC, FRN, 12.796%, 2025 (i)(z)	90,214	30,583
First Union National Bank Commercial Mortgage Trust, FRN, 1.629%, 2043 (i)(z)	54,007	72
First Union-Lehman Brothers Bank of America, FRN, 0.574%, 2035 (i)	1,282,801	24,970
HLSS Servicer Advance Receivables Trust, 2013-T1, “A2”, 1.495%, 2046 (n)	150,000	149,445
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.805%, 2049	293,049	297,757
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.175%, 2030 (i)	70,183	1,939
Morgan Stanley Capital I, Inc., FRN, 1.41%, 2039 (i)(z)	920,223	6,451

		$887,220

Automotive – 1.0%
Daimler Finance North America LLC, 1.875%, 2018 (n)	$364,000	$358,396
Hyundai Capital America, 1.875%, 2016 (n)	180,000	180,640
TRW Automotive, Inc., 4.45%, 2023 (n)	203,000	196,910

		$735,946

Biotechnology – 0.4%
Life Technologies Corp., 6%, 2020	$240,000	$275,469

Broadcasting – 0.2%
CBS Corp., 5.75%, 2020	$60,000	$67,278
News America, Inc., 8.5%, 2025	85,000	106,945

		$174,223

Brokerage & Asset Managers – 0.8%
Blackstone Holdings Finance Co. LLC, 4.75%, 2023 (n)	$245,000	$253,488
TD Ameritrade Holding Corp., 5.6%, 2019	285,000	328,786

		$582,274

Building – 0.5%
CRH PLC, 8.125%, 2018	$200,000	$244,874
Owens Corning, Inc., 4.2%, 2022	105,000	100,117

		$344,991

Issuer	Shares/Par	Value ($)

BONDS – continued
Cable TV – 1.2%
Cox Communications, Inc., 3.25%, 2022 (n)	$306,000	$276,463
DIRECTV Holdings LLC, 5.875%, 2019	110,000	124,535
NBCUniversal Enterprise, Inc., 1.974%, 2019 (n)	104,000	101,672
Time Warner Cable, Inc., 8.25%, 2019	310,000	362,984

		$865,654

Chemicals – 0.9%
Dow Chemical Co., 8.55%, 2019	$430,000	$554,926
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	100,000	101,713

		$656,639

Computer Software – 0.2%
Oracle Corp., 5.375%, 2040	$169,000	$179,845

Computer Software – Systems – 0.1%
Seagate HDD Cayman, 3.75%, 2018 (n)	$107,000	$108,204

Consumer Products – 0.6%
Mattel, Inc., 5.45%, 2041	$136,000	$135,442
Newell Rubbermaid, Inc., 4.7%, 2020	210,000	220,002
Tupperware Brands Corp., 4.75%, 2021	128,000	128,570

		$484,014

Consumer Services – 0.5%
Experian Finance PLC, 2.375%, 2017 (n)	$400,000	$393,804

Defense Electronics – 0.7%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$381,000	$404,539
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	100,000	115,669

		$520,208

Electrical Equipment – 0.4%
Arrow Electronics, Inc., 3%, 2018	$84,000	$84,006
Ericsson, Inc., 4.125%, 2022	188,000	182,469

		$266,475

Electronics – 0.1%
Tyco Electronics Group S.A., 3.5%, 2022	$79,000	$74,948

Emerging Market Quasi-Sovereign – 2.1%
Gaz Capital S.A., 3.85%, 2020 (n)	$200,000	$193,000
Gaz Capital S.A., 4.95%, 2028 (n)	200,000	177,000
IIRSA Norte Finance Ltd., 8.75%, 2024	204,673	237,421
Petrobras Global Finance Co., 4.375%, 2023	9,000	8,006
Petrobras International Finance Co., 7.875%, 2019	132,000	149,447
Petrobras International Finance Co., 6.75%, 2041	121,000	112,270
Petroleos Mexicanos, 5.5%, 2021	216,000	232,200
Petroleos Mexicanos, 4.875%, 2022	64,000	65,760

9

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
Emerging Market Quasi-Sovereign – continued
Petroleos Mexicanos, 6.5%, 2041		$80,000	$83,600
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)		129,250	137,328
Rosneft, 4.199%, 2022 (n)		200,000	183,500

			$1,579,532

Emerging Market Sovereign – 0.3%
Oriental Republic of Uruguay, 4.5%, 2024		$11,000	$11,000
Republic of Hungary, 5.375%, 2023		14,000	13,825
Republic of Philippines, 6.375%, 2034		100,000	119,000
Republic of Poland, 5%, 2022		37,000	39,544
Republic of Romania, 4.375%, 2023 (n)		8,000	7,720
United Mexican States, 4%, 2023		4,000	3,960

			$195,049

Energy – Independent – 0.3%
EQT Corp., 4.875%, 2021		$122,000	$124,945
Hess Corp., 8.125%, 2019		90,000	111,734

			$236,679

Energy – Integrated – 1.0%
BP Capital Markets PLC, 4.5%, 2020		$75,000	$80,934
BP Capital Markets PLC, 4.742%, 2021		220,000	240,348
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)		115,000	121,900
Petro-Canada Financial Partnership, 5%, 2014		280,000	290,174

			$733,356

Financial Institutions – 1.3%
General Electric Capital Corp., 6%, 2019		$80,000	$93,812
General Electric Capital Corp., 5.5%, 2020		205,000	234,508
General Electric Capital Corp., 3.15%, 2022		187,000	180,684
General Electric Capital Corp., 3.1%, 2023		125,000	118,406
LeasePlan Corp. N.V., 3%, 2017 (n)		200,000	201,376
NYSE Euronext, 2%, 2017		140,000	140,124

			$968,910

Food & Beverages – 2.5%
Anheuser-Busch InBev S.A., 7.75%, 2019		$58,000	$72,386
Conagra Foods, Inc., 3.2%, 2023		190,000	176,122
Kraft Foods Group, Inc., 6.125%, 2018		250,000	291,268
Mead Johnson Nutrition Co., “A”, 4.9%, 2019		69,000	75,197
Pernod-Ricard S.A., 2.95%, 2017 (n)		350,000	361,329
SABMiller Holdings, Inc., 3.75%, 2022 (n)		205,000	205,474
Tyson Foods, Inc., 6.6%, 2016		190,000	212,077
Tyson Foods, Inc., 4.5%, 2022		124,000	126,076
Wm. Wrigley Jr. Co., 2.4%, 2018 (n)		91,000	90,395
Wm. Wrigley Jr. Co., 3.375%, 2020 (n)		277,000	273,496

			$1,883,820

Forest & Paper Products – 0.3%
Georgia-Pacific LLC, 3.734%, 2023 (n)		$263,000	$252,723

Insurance – 2.6%
Allianz AG, FRN, 5.5% to 2014, FRN to 2049	EUR	353,000	$485,882

Issuer	Shares/Par		Value ($)

BONDS – continued
Insurance – continued
American International Group, Inc., 3%, 2015		$90,000	$92,438
American International Group, Inc., 5.85%, 2018		139,000	159,373
American International Group, Inc., 3.375%, 2020		190,000	190,884
ING U.S., Inc., 2.9%, 2018		107,000	109,389
MetLife, Inc., 1.756%, 2017		51,000	50,437
Metropolitan Life Global Funding I, 5.125%, 2014 (n)		120,000	122,486
Principal Financial Group, Inc., 8.875%, 2019		210,000	268,353
Prudential Financial, Inc., 6.2%, 2015		210,000	221,750
Unum Group, 7.125%, 2016		250,000	283,165

			$1,984,157

Insurance – Property & Casualty – 2.2%
Aon Corp., 3.5%, 2015		$270,000	$281,796
AXIS Capital Holdings Ltd., 5.75%, 2014		335,000	350,015
AXIS Capital Holdings Ltd., 5.875%, 2020		90,000	98,669
CNA Financial Corp., 5.875%, 2020		260,000	296,218
Liberty Mutual Group, Inc., 4.95%, 2022 (n)		187,000	193,090
PartnerRe Ltd., 5.5%, 2020		173,000	187,564
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)		200,000	206,851

			$1,614,203

International Market Quasi-Sovereign – 0.9%
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$350,000	$413,595
Eksportfinans A.S.A., 5.5%, 2016		240,000	253,200

			$666,795

International Market Sovereign – 8.6%
Commonwealth of Australia, 5.75%, 2021		AUD 165,000	$164,825
Federal Republic of Germany, 4.25%, 2018	EUR	180,000	285,214
Federal Republic of Germany, 6.25%, 2030	EUR	116,000	236,862
Government of Canada, 4.5%, 2015	CAD	156,000	153,954
Government of Canada, 4.25%, 2018	CAD	127,000	131,717
Government of Canada, 3.25%, 2021	CAD	72,000	71,561
Government of Canada, 5.75%, 2033	CAD	28,000	36,164
Government of Japan, 1.1%, 2020	JPY	45,500,000	451,308
Government of Japan, 2.1%, 2024	JPY	14,750,000	159,107
Government of Japan, 2.2%, 2027	JPY	35,550,000	388,976
Government of Japan, 2.4%, 2037	JPY	36,350,000	393,787
Government of Japan, 1.8%, 2043	JPY	12,050,000	116,328
Kingdom of Belgium, 5.5%, 2017	EUR	233,000	374,549
Kingdom of Belgium, 4.25%, 2021	EUR	55,000	87,245
Kingdom of Denmark, 3%, 2021	DKK	359,000	73,088
Kingdom of Spain, 5.4%, 2023	EUR	57,000	86,131
Kingdom of Spain, 4.6%, 2019	EUR	337,000	501,351
Kingdom of Sweden, 5%, 2020	SEK	260,000	47,805

10

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Kingdom of the Netherlands, 5.5%, 2028	EUR	84,000	$154,421
Republic of Austria, 4.65%, 2018	EUR	145,000	229,358
Republic of Finland, 3.875%, 2017	EUR	67,000	102,648
Republic of France, 6%, 2025	EUR	67,000	122,823
Republic of France, 4.75%, 2035	EUR	140,000	237,113
Republic of Ireland, 4.5%, 2020	EUR	66,000	99,283
Republic of Ireland, 5.4%, 2025	EUR	40,000	62,583
Republic of Italy, 5.25%, 2017	EUR	531,000	805,977
Republic of Italy, 3.75%, 2021	EUR	354,000	498,708
United Kingdom Treasury, 8%, 2021	GBP	74,000	167,517
United Kingdom Treasury, 4.25%, 2036	GBP	104,000	188,993

			$6,429,396

Local Authorities – 0.7%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043		$260,000	$260,551
State of Illinois (Build America Bonds), 6.725%, 2035		270,000	283,816

			$544,367

Machinery & Tools – 0.5%
Atlas Copco AB, 5.6%, 2017 (n)		$349,000	$388,138

Major Banks – 7.2%
ABN AMRO Bank N.V., 4.25%, 2017 (n)		$200,000	$214,416
Bank of America Corp., 7.375%, 2014		115,000	117,862
Bank of America Corp., 6.5%, 2016		295,000	333,059
Bank of America Corp., 3.3%, 2023		212,000	200,293
Barclays Bank PLC, 5.125%, 2020		230,000	254,758
BNP Paribas, 2.7%, 2018		220,000	224,013
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)		200,000	206,500
BNP Paribas, FRN, 2.995%, 2014		96,000	98,270
Commonwealth Bank of Australia, 5%, 2019 (n)		220,000	245,075
DBS Bank Ltd., 2.35%, 2017 (n)		400,000	406,741
Goldman Sachs Group, Inc., 5.125%, 2015		140,000	146,242
Goldman Sachs Group, Inc., 5.75%, 2022		334,000	375,476
ING Bank N.V., 5.8%, 2023 (n)		322,000	336,168
ING U.S., Inc., 5.7%, 2043		133,000	138,486
JPMorgan Chase & Co., 2%, 2017		55,000	55,767
JPMorgan Chase & Co., 4.625%, 2021		230,000	247,622
Merrill Lynch & Co., Inc., 6.4%, 2017		120,000	138,296
Morgan Stanley, 6%, 2014		200,000	203,814
Morgan Stanley, 7.3%, 2019		100,000	121,377
Morgan Stanley, 5.625%, 2019		200,000	227,207
Morgan Stanley, FRN, 1.487%, 2016		220,000	222,861
Royal Bank of Scotland PLC, 2.55%, 2015		140,000	143,186
Royal Bank of Scotland PLC, 6%, 2023		380,000	382,706
Standard Chartered PLC, 3.85%, 2015 (n)		250,000	259,599
Wells Fargo & Co., 7.98% to 2018, FRN to 2049		127,000	141,605

			$5,441,399

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – 1.0%
Cardinal Health, Inc., 5.8%, 2016	$295,000	$329,555
McKesson Corp., 5.7%, 2017	130,000	144,881
Owens & Minor, Inc., 6.35%, 2016	240,000	261,843

		$736,279

Metals & Mining – 1.4%
Barrick Gold Corp., 4.1%, 2023	$337,000	$304,139
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 2018	130,000	129,623
Freeport-McMoRan Copper & Gold, Inc., 3.1%, 2020	200,000	194,094
Glencore Funding LLC, FRN, 1.395%, 2016 (n)	280,000	278,690
Vale Overseas Ltd., 4.375%, 2022	115,000	111,580

		$1,018,126

Miscellaneous Revenue – Other – 0.3%
Florida Hurricane Catastrophe Fund Finance Corp. Rev, “A”, 2.107%, 2018	$245,000	$239,142

Mortgage-Backed – 0.6%
Fannie Mae, 6%, 2017	$15,739	$16,332
Fannie Mae, 5.5%, 2020 - 2034	124,958	134,164
Fannie Mae, 6.5%, 2032	55,046	62,023
Freddie Mac, 4.224%, 2020	241,289	260,119

		$472,638

Natural Gas – Distribution – 0.4%
GDF Suez, 1.625%, 2017 (n)	$310,000	$306,737

Natural Gas – Pipeline – 2.2%
DCP Midstream LLC, 3.875%, 2023	$167,000	$153,546
Energy Transfer Partners LP, 3.6%, 2023	175,000	161,804
Energy Transfer Partners LP, 6.5%, 2042	222,000	237,856
Enterprise Products Partners LP, 6.3%, 2017	230,000	264,671
Kinder Morgan Energy Partners LP, 6.375%, 2041	320,000	344,137
ONEOK Partners LP, 3.2%, 2018	120,000	122,641
Spectra Energy Capital LLC, 8%, 2019	230,000	273,818
Williams Cos., Inc., 3.7%, 2023	74,000	64,489

		$1,622,962

Network & Telecom – 2.0%
AT&T, Inc., 5.5%, 2018	$220,000	$247,544
Centurylink, Inc., 7.65%, 2042	223,000	199,028
France Telecom, 4.375%, 2014	200,000	203,778
Verizon Communications, Inc., 8.75%, 2018	143,000	182,893
Verizon Communications, Inc., 5.15%, 2023	641,000	687,153

		$1,520,396

Oil Services – 0.4%
Transocean, Inc., 2.5%, 2017	$86,000	$86,875
Transocean, Inc., 6%, 2018	180,000	201,773

		$288,648

11

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Other Banks & Diversified Financials – 4.6%
Abbey National Treasury Services PLC, 3.05%, 2018	$90,000	$92,432
Banco GNB Sudameris S.A., 3.875%, 2018 (n)	18,000	17,303
Bancolombia S.A., 5.125%, 2022	7,000	6,580
Citigroup, Inc., 6.375%, 2014	200,000	206,724
Citigroup, Inc., 6.01%, 2015	160,000	168,487
Citigroup, Inc., 8.5%, 2019	229,000	293,331
Groupe BPCE S.A., 5.7%, 2023 (n)	255,000	262,716
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	259,000	337,995
Intesa Sanpaolo S.p.A., FRN, 2.637%, 2014 (n)	200,000	200,585
Lloyds TSB Bank PLC, 5.8%, 2020 (n)	210,000	240,504
Macquarie Bank Ltd., 5%, 2017 (n)	190,000	205,974
Macquarie Group Ltd., 6%, 2020 (n)	134,000	147,854
Rabobank Nederland N.V., 3.375%, 2017	151,000	158,933
Rabobank Nederland N.V., 3.95%, 2022	500,000	483,763
Santander Holdings USA, Inc., 4.625%, 2016	30,000	31,989
Santander Holdings USA, Inc., 3.45%, 2018	120,000	123,019
SunTrust Banks, Inc., 3.5%, 2017	176,000	185,005
Swedbank AB, 2.125%, 2017 (n)	200,000	199,978
U.S. Bancorp, 2.95%, 2022	116,000	107,615

		$3,470,787

Personal Computers & Peripherals – 0.2%
Equifax, Inc., 3.3%, 2022	$167,000	$153,921

Pharmaceuticals – 0.6%
Celgene Corp., 3.95%, 2020	$290,000	$300,000
Hospira, Inc., 6.05%, 2017	160,000	176,482

		$476,482

Pollution Control – 0.3%
Republic Services, Inc., 5.25%, 2021	$210,000	$228,647

Printing & Publishing – 0.2%
Pearson Funding Five PLC, 3.25%, 2023 (n)	$200,000	$180,002

Railroad & Shipping – 0.5%
CSX Corp., 4.1%, 2044	$220,000	$185,729
Panama Canal Railway Co., 7%, 2026 (n)	172,400	168,090

		$353,819

Real Estate – 2.0%
AvalonBay Communities, Inc., REIT, 3.625%, 2020	$240,000	$242,342
Boston Properties LP, REIT, 3.7%, 2018	120,000	126,523
DDR Corp., REIT, 3.375%, 2023	332,000	301,881
HCP, Inc., REIT, 5.375%, 2021	236,000	256,602
Health Care REIT, Inc., 2.25%, 2018	81,000	80,044
Kimco Realty Corp., REIT, 6.875%, 2019	58,000	69,108
Simon Property Group, Inc., REIT, 6.1%, 2016	230,000	253,975

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – continued
WEA Finance LLC, 6.75%, 2019 (n)	$170,000	$202,018

		$1,532,493

Retailers – 1.9%
AutoZone, Inc., 6.5%, 2014	$230,000	$230,448
Dollar General Corp., 4.125%, 2017	186,000	197,405
Gap, Inc., 5.95%, 2021	306,000	337,709
Kohl’s Corp., 3.25%, 2023	258,000	235,508
Limited Brands, Inc., 5.25%, 2014	84,000	86,625
Macy’s, Inc., 7.875%, 2015	320,000	352,593

		$1,440,288

Supermarkets – 0.3%
Kroger Co., 3.85%, 2023	$262,000	$257,534

Supranational – 0.5%
Corporacion Andina de Fomento, 4.375%, 2022	$340,000	$336,179

Telecommunications – Wireless – 0.8%
American Tower Corp., REIT, 4.625%, 2015	$120,000	$125,512
American Tower Corp., REIT, 4.7%, 2022	208,000	207,618
Crown Castle Towers LLC, 6.113%, 2020 (n)	261,000	292,360

		$625,490

Tobacco – 1.1%
Altria Group, Inc., 9.25%, 2019	$76,000	$100,062
Altria Group, Inc., 4%, 2024	103,000	100,504
Lorillard Tobacco Co., 8.125%, 2019	173,000	210,629
Lorillard Tobacco Co., 6.875%, 2020	120,000	138,340
Reynolds American, Inc., 4.75%, 2042	327,000	289,639

		$839,174

Transportation – Services – 0.4%
ERAC USA Finance Co., 6.375%, 2017 (n)	$290,000	$335,451

U.S. Government Agencies and Equivalents – 1.1%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$70,000	$72,295
Small Business Administration, 6.35%, 2021	20,305	22,267
Small Business Administration, 4.34%, 2024	182,031	191,731
Small Business Administration, 4.77%, 2024	88,803	94,522
Small Business Administration, 4.99%, 2024	72,678	78,761
Small Business Administration, 4.86%, 2025	90,020	96,010
Small Business Administration, 4.625%, 2025	110,404	117,163
Small Business Administration, 5.11%, 2025	107,565	116,776

		$789,525

12

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – 2.3%
CMS Energy Corp., 4.25%, 2015	$230,000	$242,322
CMS Energy Corp., 5.05%, 2022	163,000	175,726
Enel Finance International S.A., 6.25%, 2017 (n)	140,000	156,295
Exelon Generation Co. LLC, 5.35%, 2014	40,000	40,063
Exelon Generation Co. LLC, 5.2%, 2019	135,000	145,402
Exelon Generation Co. LLC, 4.25%, 2022	75,000	71,777
Oncor Electric Delivery Co., 4.1%, 2022	245,000	245,749
PPL WEM Holdings PLC, 3.9%, 2016 (n)	310,000	323,933
Progress Energy, Inc., 3.15%, 2022	323,000	310,546

		$1,711,813

Total Bonds (Identified Cost, $47,230,857)		$48,404,971

COMMON STOCKS – 0.0%
Printing & Publishing – 0.0%
American Media Operations, Inc. (a) (Identified Cost, $36,978)	2,591	$12,670

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – 33.4%
MFS High Yield Pooled Portfolio (v) (Identified Cost, $24,771,727)	2,550,585	$25,097,754

MONEY MARKET FUNDS – 1.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,045,572	$1,045,572

Total Investments (Identified Cost, $73,085,134)		$74,560,967

OTHER ASSETS, LESS LIABILITIES – 0.8%		587,821

Net Assets – 100.0%		$75,148,788

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,707,506, representing 15.6% of net assets.

(p)	Payment-in-kind security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.767%, 2040	3/01/06	$306,251	$161,959
Falcon Franchise Loan LLC, FRN, 8.603%, 2023	1/18/02	2,376	9,727
Falcon Franchise Loan LLC, FRN, 12.796%, 2025	1/29/03	6,952	30,583
First Union National Bank Commercial Mortgage Trust, FRN, 1.629%, 2043	12/11/03	94	72
Morgan Stanley Capital I, Inc., FRN, 1.41%, 2039	7/20/04	7,376	6,451
Total Restricted Securities			$208,792
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

13

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

SEK	Swedish Krona

Derivative Contracts at 12/31/13

Forward Foreign Currency Exchange Contracts at 12/31/13

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Goldman Sachs International	79,663	1/17/14	$72,059	$71,066	$993
SELL	AUD	Westpac Banking Corp.	107,748	1/17/14	102,087	96,120	5,967
SELL	CAD	Goldman Sachs International	77,126	1/17/14	72,740	72,580	160
SELL	CAD	Merrill Lynch International Bank	352,008	1/17/14	338,540	331,261	7,279
BUY	GBP	Goldman Sachs International	161,750	1/17/14	262,478	267,825	5,347
SELL	JPY	Brown Brothers Harriman	14,790,758	1/17/14	144,817	140,456	4,361
SELL	JPY	Credit Suisse Group	40,347,960	1/14/14	409,944	383,148	26,796

							$50,903

Liability Derivatives
SELL	DKK	Deutsche Bank AG	396,748	1/17/14	$71,849	$73,172	$(1,323)
BUY	EUR	Deutsche Bank AG	135,627	1/17/14	187,061	186,581	(480)
BUY	EUR	UBS AG	100,527	1/17/14	138,694	138,294	(400)
SELL	EUR	Barclays Bank PLC	10,515	1/17/14	14,369	14,465	(96)
SELL	EUR	Deutsche Bank AG	27,520	1/17/14	37,259	37,859	(600)
SELL	EUR	Goldman Sachs International	704,219	1/17/14	950,357	968,787	(18,430)
SELL	EUR	UBS AG	11,585	1/17/14	15,725	15,938	(213)
SELL	GBP	Credit Suisse Group	196,683	1/17/14	314,057	325,668	(11,611)
SELL	GBP	Merrill Lynch International Bank	196,683	1/17/14	314,272	325,668	(11,396)
BUY	JPY	Goldman Sachs International	97,639,565	1/17/14	994,982	927,207	(67,775)
SELL	SEK	Goldman Sachs International	227,613	1/17/14	34,903	35,380	(477)

							$(112,801)

Futures Contracts Outstanding at 12/31/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	3	$384,938	March - 2014	$6,974
U.S. Treasury Note 10 yr (Short)	USD	53	6,521,484	March - 2014	143,418

					$150,392

At December 31, 2013, the fund had cash collateral of $94,243 to cover any commitments for certain derivative contracts. Cash collateral includes “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

14

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/13
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $47,267,835)	$48,417,641
Underlying affiliated funds (identified cost, $25,817,299)	26,143,326
Total investments, at value (identified cost, $73,085,134)	$74,560,967
Cash	1,093
Restricted cash	94,243
Receivables for
Forward foreign currency exchange contracts	50,903
Daily variation margin on open futures contracts	10,516
Investments sold	60,770
Fund shares sold	14,776
Interest	629,427
Other assets	973
Total assets		$75,423,668
Liabilities
Payables for
Forward foreign currency exchange contracts	$112,801
Fund shares reacquired	79,361
Payable to affiliates
Investment adviser	3,554
Shareholder servicing costs	65
Distribution and/or service fees	162
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	78,935
Total liabilities		$274,880
Net assets		$75,148,788
Net assets consist of
Paid-in capital	$75,131,651
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,566,131
Accumulated net realized gain (loss) on investments and foreign currency	(3,826,321)
Undistributed net investment income	2,277,327
Net assets		$75,148,788
Shares of beneficial interest outstanding		7,517,540

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$63,319,433	6,326,559	$10.01
Service Class	11,829,355	1,190,981	9.93

See Notes to Financial Statements

15

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/13
Net investment income
Income
Interest	$1,922,086
Dividends	1,884
Dividends from underlying affiliated funds	1,085,631
Total investment income		$3,009,601
Expenses
Management fee	$418,629
Distribution and/or service fees	24,402
Shareholder servicing costs	4,453
Administrative services fee	18,670
Independent Trustees’ compensation	2,596
Custodian fee	22,247
Shareholder communications	16,808
Audit and tax fees	75,399
Legal fees	27,256
Miscellaneous	14,334
Total expenses		$624,794
Fees paid indirectly	(43)
Reduction of expenses by investment adviser	(89,804)
Net expenses		$534,947
Net investment income		$2,474,654
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$578,626
Underlying affiliated funds	444,066
Capital gain distributions from underlying affiliated funds	177,616
Futures contracts	(19,388)
Foreign currency	(95,263)
Net realized gain (loss) on investments and foreign currency		$1,085,657
Change in unrealized appreciation (depreciation)
Investments	$(2,369,056)
Futures contracts	140,040
Translation of assets and liabilities in foreign currencies	5,139
Net unrealized gain (loss) on investments and foreign currency translation		$(2,223,877)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,138,220)
Change in net assets from operations		$1,336,434

See Notes to Financial Statements

16

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2013	2012
Change in net assets
From operations
Net investment income	$2,474,654	$2,187,433
Net realized gain (loss) on investments and foreign currency	1,085,657	768,318
Net unrealized gain (loss) on investments and foreign currency translation	(2,223,877)	2,064,536
Change in net assets from operations	$1,336,434	$5,020,287
Distributions declared to shareholders
From net investment income	$(2,370,012)	$(2,700,006)
Change in net assets from fund share transactions	$23,750,933	$1,180,839
Total change in net assets	$22,717,355	$3,501,120
Net assets
At beginning of period	52,431,433	48,930,313
At end of period (including undistributed net investment income of $2,277,327 and $2,167,464, respectively)	$75,148,788	$52,431,433

See Notes to Financial Statements

17

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.19	$9.74	$9.87	$9.46	$8.36
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.44	$0.48	$0.49	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.56	(0.02)	0.45	1.54
Total from investment operations	$0.14	$1.00	$0.46	$0.94	$2.09
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.55)	$(0.59)	$(0.53)	$(0.99)
Net asset value, end of period (x)	$10.01	$10.19	$9.74	$9.87	$9.46
Total return (%) (k)(r)(s)(x)	1.46	10.42	4.67	10.27	27.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.00	1.02	1.05	1.06	1.03
Expenses after expense reductions (f)(h)	0.85	0.90	0.90	0.90	0.90
Net investment income	4.18	4.35	4.79	5.11	6.23
Portfolio turnover	28	40	29	48	63
Net assets at end of period (000 omitted)	$63,319	$43,564	$38,563	$40,927	$40,221

See Notes to Financial Statements

18

MFS Strategic Income Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.12	$9.67	$9.81	$9.40	$8.30
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.41	$0.45	$0.47	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	0.56	(0.03)	0.45	1.54
Total from investment operations	$0.11	$0.97	$0.42	$0.92	$2.06
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.52)	$(0.56)	$(0.51)	$(0.96)
Net asset value, end of period (x)	$9.93	$10.12	$9.67	$9.81	$9.40
Total return (%) (k)(r)(s)(x)	1.18	10.18	4.31	10.05	27.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.25	1.27	1.30	1.31	1.28
Expenses after expense reductions (f)(h)	1.10	1.15	1.15	1.15	1.15
Net investment income	3.93	4.11	4.54	4.87	6.02
Portfolio turnover	28	40	29	48	63
Net assets at end of period (000 omitted)	$11,829	$8,867	$10,368	$10,942	$11,644

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

19

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the following paragraphs cover both the fund and the High Yield Pooled Portfolio, both of which are referred to as the fund. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to a Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid

20

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$—	$12,670	$12,670
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	789,525	—	789,525
Non-U.S. Sovereign Debt	—	9,206,951	—	9,206,951
Municipal Bonds	—	239,142	—	239,142
U.S. Corporate Bonds	—	26,251,381	—	26,251,381
Residential Mortgage-Backed Securities	—	472,638	—	472,638
Commercial Mortgage-Backed Securities	—	537,693	—	537,693
Asset-Backed Securities (including CDOs)	—	349,527	—	349,527
Foreign Bonds	—	10,558,114	—	10,558,114
Mutual Funds	26,143,326	—	—	26,143,326
Total Investments	$26,143,326	$48,404,971	$12,670	$74,560,967

Other Financial Instruments
Futures Contracts	$150,392	$—	$—	$150,392
Forward Foreign Currency Exchange Contracts	—	(61,898)	—	(61,898)

For further information regarding security characteristics, see the Portfolio of Investments.

21

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/12	$8,232
Change in unrealized appreciation (depreciation)	(7,810)
Acquired in merger	12,248
Balance as of 12/31/13	$12,670

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2013 is $(7,810).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$150,392	$—
Foreign Exchange	Forward Foreign Currency Exchange	50,903	(112,801)
Total		$201,295	$(112,801)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(19,388)	$—
Foreign Exchange	—	(98,921)
Total	$(19,388)	$(98,921)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$140,040	$—
Foreign Exchange	—	4,993
Total	$140,040	$4,993

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each

22

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

23

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Effective June 10, 2013, certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At December 31, 2013, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller.

24

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/13	12/31/12
Ordinary income (including any short-term capital gains)	$2,370,012	$2,700,006

25

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/13
Cost of investments	$73,540,778
Gross appreciation	2,613,678
Gross depreciation	(1,593,489)
Net unrealized appreciation (depreciation)	$1,020,189
Undistributed ordinary income	2,339,743
Capital loss carryforwards	(3,192,488)
Other temporary differences	(150,307)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

12/31/16	$(1,550,470)
12/31/17	(1,642,018)
Total	$(3,192,488)

The availability of $505,881 of the capital loss carryforwards, which were acquired on August 16, 2013 in connection with the MFS Strategic Income Series merger, may be limited in a given year.

The availability of $2,686,607 of the capital loss carryforwards of the fund may be limited in a given year due to a change in ownership of the fund on July 31, 2013.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/13	Year ended 12/31/12
Initial Class	$1,984,721	$2,206,430
Service Class	385,291	493,576
Total	$2,370,012	$2,700,006

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.70%
Average daily net assets in excess of $1 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through December 31, 2013, this management fee reduction amounted to $638, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Prior to August 17, 2013, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses did not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement expired August 16, 2013. For the period January 1, 2013

26

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

through August 16, 2013, this reduction amounted to $41,001 and is reflected as a reduction of total expenses in the Statement of Operations. Effective August 17, 2013, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2015. For the period August 17, 2013 through December 31, 2013, this reduction amounted to $48,031 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – Effective April 1, 2013, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the period from April 1, 2013 through December 31, 2013, the fee was $4,377, which equated to 0.0073% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the period from April 1, 2013 through December 31, 2013, these costs amounted to $76.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2013 was equivalent to an annual effective rate of 0.0312% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $364 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $134, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio. The High Yield Pooled Portfolio is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The High Yield Pooled Portfolio is designed to be used by MFS funds to invest in a particular security type rather than invest in the security type directly. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly.

At close of business on March 22, 2013, the fund and certain other MFS funds transferred high income debt instruments, accrued interest and cash to the High Yield Pooled Portfolio, a series of MFS Series Trust III, in exchange for shares of the High Yield Pooled Portfolio. The purpose of the transaction was to pool the portion of the assets of the fund and certain other MFS funds invested in high income debt instruments in the High Yield Pooled Portfolio. The transfer was accomplished by a tax-free exchange by the fund of investments valued at approximately $16,047,838 with a cost basis of approximately $15,174,703, accrued interest of approximately

27

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

$311,800 and cash of approximately $105,160 for approximately 1,646,480 shares of the High Yield Pooled Portfolio (valued at approximately $16,464,798). For financial reporting purposes, investments transferred and shares received by the fund were recorded at fair value; however, the cost basis of the investments delivered to the High Yield Pooled Portfolio was carried forward to the shares received. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee, distribution and/or service fee, or sales charge.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$42,270
Investments (non-U.S. Government securities)	$15,761,843	$19,816,177

Purchases exclude the value of securities acquired in connection with the MFS Strategic Income Series merger. (See Note 8.)

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/13		Year ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	590,237	$5,949,795	526,863	$5,329,625
Service Class	86,083	862,199	92,471	932,095
	676,320	$6,811,994	619,334	$6,261,720
Shares issued in connection with acquisition of MFS Strategic Income Series
Initial Class	2,282,990	$22,989,704
Service Class	495,499	4,950,037
	2,778,489	$27,939,741
Shares issued to shareholders in reinvestment of distributions
Initial Class	204,400	$1,984,721	223,776	$2,206,430
Service Class	39,968	385,291	50,314	493,576
	244,368	$2,370,012	274,090	$2,700,006
Shares reacquired
Initial Class	(1,026,105)	$(10,319,438)	(436,307)	$(4,403,488)
Service Class	(306,342)	(3,051,376)	(338,688)	(3,377,399)
	(1,332,447)	$(13,370,814)	(774,995)	$(7,780,887)
Net change
Initial Class	2,051,522	$20,604,782	314,332	$3,132,567
Service Class	315,208	3,146,151	(195,903)	(1,951,728)
	2,366,730	$23,750,933	118,429	$1,180,839

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2013, the fund’s commitment fee and interest expense were $271 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

28

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	—	2,900,252	(349,667)	2,550,585
MFS Institutional Money Market Portfolio	897,164	16,312,231	(16,163,823)	1,045,572

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$444,066	$177,616	$1,085,024	$25,097,754
MFS Institutional Money Market Portfolio	—	—	607	1,045,572

	$444,066	$177,616	$1,085,631	$26,143,326

(8)	Acquisitions

At close of business on August 16, 2013, the fund with net assets of approximately $48,029,922, acquired all of the assets and liabilities of MFS Strategic Income Series, a series of MFS Variable Insurance Trust. The purpose of the transaction was to provide shareholders of MFS Strategic Income Series the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 2,778,489 shares of the fund (valued at approximately $27,939,741) for all of the assets and liabilities of MFS Strategic Income Series. MFS Strategic Income Series then distributed the shares of the fund that MFS Strategic Income Series received from the fund to its shareholders. MFS Strategic Income Series’ investments on that date were valued at approximately $27,816,780 with a cost basis of approximately $27,558,597. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Strategic Income Series were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MFS Strategic Income Series that have been included in the fund’s Statement of Operations since August 16, 2013.

Assuming the acquisition had been completed on January 1, 2013, the fund’s pro forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$3,341,542
Net realized and unrealized gain (loss) on investments and foreign currency	(2,350,949)
Change in net assets from operations	$990,593

29

MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Strategic Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Portfolio (one of the series comprising MFS Variable Insurance Trust II) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

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MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A

Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A

Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A

31

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

32

MFS Strategic Income Portfolio

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers William Adams Ward Brown James Calmas David Cole Robert Persons Matthew Ryan Erik Weisman

33

MFS Strategic Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

34

MFS Strategic Income Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of the MFS Web site (mfs.com).

35

MFS Strategic Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT II” in the “Products” section of mfs.com.

36

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

37

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

38

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2013 and 2012, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	41,534	40,688
MFS Blended Research Growth Portfolio+	N/A	0
MFS Blended Research Value Portfolio+	N/A	0
MFS Bond Portfolio	60,777	56,660
MFS Core Equity Portfolio	43,404	42,569
MFS Emerging Markets Equity Portfolio	43,777	42,887
MFS Global Governments Portfolio	58,516	54,443
MFS Global Growth Portfolio	53,497	52,417
MFS Global Research Portfolio	42,282	41,422
MFS Global Tactical Allocation Portfolio	56,997	52,417
MFS Government Securities Portfolio	49,793	46,381
MFS Growth Portfolio++	N/A	0
MFS High Yield Portfolio	64,614	59,931
MFS International Growth Portfolio	43,777	42,887
MFS International Value Portfolio	44,524	43,620
MFS Massachusetts Investors Growth Stock Portfolio	43,404	42,569
MFS Mid Cap Growth Portfolio++	N/A	0
MFS Money Market Portfolio	25,612	25,125
MFS New Discovery Portfolio	41,311	40,517
MFS Research International Portfolio	41,534	40,688
MFS Strategic Income Portfolio	64,359	59,681
MFS Technology Portfolio	41,534	40,688
MFS Total Return Portfolio+++	0	54,443
MFS Utilities Portfolio	41,310	40,517
MFS Value Portfolio	41,310	40,517

Total	943,866	961,067

For the fiscal years ended December 31, 2013 and 2012, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]			All Other Fees[3]
	2013	2012	2013	2012		2013	2012
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	4,674	4,582		1,252	845
To MFS Blended Research Growth Portfolio+	N/A	600	N/A	5,306	[4]	N/A	0	[4]
To MFS Blended Research Value Portfolio+	N/A	600	N/A	5,306	[4]	N/A	0	[4]
To MFS Bond Portfolio	2,400	0	4,674	4,582		1,223	845
To MFS Core Equity Portfolio	2,400	0	4,674	4,582		1,201	845
To MFS Emerging Markets Equity Portfolio	2,400	2,400	4,674	4,582		1,194	845

To MFS Global Governments Portfolio	2,400	0	4,674	4,582		1,203	845
To MFS Global Growth Portfolio	2,400	2,400	4,674	4,582		1,188	845
To MFS Global Research Portfolio	2,400	2,400	4,674	4,582		1,199	845
To MFS Global Tactical Allocation Portfolio	2,400	2,400	4,674	4,582		1,343	845
To MFS Government Securities Portfolio	2,400	0	4,674	4,582		1,305	845
To MFS Growth Portfolio++	N/A	2,500	N/A	4,582	[4]	188	845
To MFS High Yield Portfolio	4,900	2,050	4,674	4,582		1,246	845
To MFS International Growth Portfolio	2,400	2,400	4,674	4,582		1,213	845
To MFS International Value Portfolio	2,400	2,400	4,674	4,582		1,297	845
To MFS Massachusetts Investors Growth Stock Portfolio	2,400	0	4,674	4,582		1,267	845
To MFS Mid Cap Growth Portfolio++	N/A	2,500	N/A	4,582	[4]	180	845
To MFS Money Market Portfolio	2,400	0	4,674	4,582		1,245	845
To MFS New Discovery Portfolio	2,400	0	4,674	4,582		1,204	845
To MFS Research International Portfolio	2,400	2,400	4,674	4,582		1,222	845
To MFS Strategic Income Portfolio	4,900	0	4,674	4,582		1,187	845
To MFS Technology Portfolio	2,400	2,400	4,674	4,582		1,186	845
To MFS Total Return Portfolio+++	3,700	0	7,243	4,581		1,378	845
To MFS Utilities Portfolio	2,400	0	4,673	4,581		1,226	845
To MFS Value Portfolio	2,400	0	4,673	4,581		1,241	845
Total fees billed by Deloitte To above Funds:	56,700	29,850	100,721	115,995		26,388	19,366

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012[4]	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Blended Research Growth Portfolio*+	N/A	1,073,574	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS Blended Research Value Portfolio*+	N/A	1,073,574	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS Bond Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Global Research Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Growth Portfolio*++	N/A	1,073,574	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS High Yield Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS International Growth Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS International Value Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	1,589,808	1,073,574	0	0	0	0

To MFS and MFS Related Entities of MFS Mid Cap Growth Portfolio*++	N/A	1,073,574	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS Money Market Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Research International Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Technology Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Total Return Portfolio*+++	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Utilities Portfolio*	1,589,808	1,073,574	0	0	0	0
To MFS and MFS Related Entities of MFS Value Portfolio*	1,589,808	1,073,574	0	0	0	0

	Aggregate fees for non-audit services:
	2013	2012[4]
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	1,612,954	1,304,471
To MFS Blended Research Growth Portfolio, MFS and MFS Related Entities#+	N/A	1,302,550
To MFS Blended Research Value Portfolio, MFS and MFS Related Entities#+	N/A	1,302,550
To MFS Bond Portfolio, MFS and MFS Related Entities#	1,612,925	1,302,071
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	1,612,903	1,302,071
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	1,612,896	1,304,471
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	1,612,905	1,302,071
To MFS Global Growth Portfolio MFS and MFS Related Entities#	1,612,890	1,304,471
To MFS Global Research Portfolio, MFS and MFS Related Entities#	1,612,901	1,304,471
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	1,613,045	1,304,471
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	1,613,007	1,302,071

To MFS Growth Portfolio, MFS and MFS Related Entities#++	N/A	1,304,571
To MFS High Yield Portfolio, MFS and MFS Related Entities#	1,615,448	1,304,121
To MFS International Growth Portfolio, MFS and MFS Related Entities#	1,612,915	1,304,471
To MFS International Value Portfolio, MFS and MFS Related Entities#	1,612,999	1,304,471
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	1,612,969	1,302,071
To MFS Mid Cap Growth Portfolio, MFS and MFS Related Entities#++	N/A	1,304,571
To MFS Money Market Portfolio, MFS and MFS Related Entities#	1,612,947	1,302,071
To MFS New Discovery Portfolio, MFS and MFS Related Entities#	1,612,906	1,302,071
To MFS Research International Portfolio, MFS and MFS Related Entities#	1,612,924	1,304,471
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	1,615,389	1,302,071
To MFS Technology Portfolio, MFS and MFS Related Entities#	1,612,888	1,304,471
To MFS Total Return Portfolio, MFS and MFS Related Entities#+++	1,616,949	1,302,070
To MFS Utilities Portfolio, MFS and MFS Related Entities#	1,612,927	1,302,070
To MFS Value Portfolio, MFS and MFS Related Entities#	1,612,942	1,302,070

+	MFS Blended Research Growth Portfolio and the MFS Blended Research Value Portfolio were each terminated as a series of the Registrant as of July 3, 2012.
++

MFS Growth Portfolio and the MFS Mid Cap Growth Portfolio were reorganized into the MFS Growth Series and MFS Mid Cap Growth Series, respectively, each a series of MFS Variable Insurance Trust, as of August 17, 2012.

+++	The MFS Total Return Portfolio was reorganized into the MFS Total Return Series, a series of MFS Variable Insurance Trust, as of August 16, 2013.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Deloitte fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended December 31, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: February 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: February 14, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 14, 2014

*	Print name and title of each signing officer under his or her signature.